     As filed with the Securities and Exchange Commission on April 30, 2002


                                                      Registration No. 333-90449
                                                                       811-09667

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933



                        POST-EFFECTIVE AMENDMENT NUMBER 2



                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1
                              (Exact Name of Trust)

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                          6201 Powers Ferry Road, N.W.
                             Atlanta, Georgia 30339
          (Complete address of Depositor's Principal Executive Offices)

                            Craig R. Edwards, Esquire
                          6201 Powers Ferry Road, N.W.
                             Atlanta, Georgia 30339
           (Name and Complete Address of Agent for Service of Process)

                                    Copy to:

                         Mary Jane Wilson-Bilik, Esquire

                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

[_]  Immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]  On May 1, 2002 pursuant to paragraph (b) of Rule 485.

[_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[_]  On      pursuant to paragraph (a)(1) of Rule 485.

                       Title of Securities Being Offered:
      Interests in the Separate Account issued through Individual Flexible
                   Premium Variable Life Insurance Policies.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
         HOME OFFICE: 6201 POWERS FERRY ROAD, NW, ATLANTA, GEORGIA 30339
                              PHONE: 1-800-232-1335
                VARIABLE LIFE SERVICE CENTER: 440 LINCOLN STREET
                               WORCESTER, MA 01653

--------------------------------------------------------------------------------

                         CANADA LIFE PRESTIGE SERIES VUL
                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1
           INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

--------------------------------------------------------------------------------

     This Prospectus describes the individual flexible premium variable life insurance policy (the Policy) offered by Canada Life Insurance Company of America (We, Our, Us or the Company).

     The Policyowner (You or Your) may choose among the divisions (the Sub-Accounts) of the Canada Life of America Variable Life Account 1 (the Variable Account) and/or the Fixed Account. Assets in each Sub-Account are invested in corresponding Portfolios of the following fund companies (the Funds):

      The Alger American Fund (Alger American)
      Berger Institutional Products Trust (Berger
      Trust)                                         Goldman Sachs Variable Insurance Trust
      The Dreyfus Socially Responsible Growth Fund,                     (Goldman Sachs VIT)
      Inc. (Dreyfus Socially Responsible)             The Montgomery Funds III (Montgomery)
      Dreyfus Variable Investment Fund (Dreyfus        Seligman Portfolios, Inc. (Seligman)
      VIF)
      Fidelity Variable Insurance Products Funds
      (Fidelity VIP)

     The Policy Value will vary according to the investment performance of the Portfolio(s) in which the Sub-Accounts You choose are invested and the Policy Charges deducted. You bear the entire investment risk on amounts allocated to the Sub-Accounts . The Policies are not suitable for short-term investment because of the substantial nature of the surrender charge.

     This Prospectus provides basic information that a prospective Policyowner should know before investing. It may not be to your advantage to replace existing insurance with this Policy. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Please read this Prospectus carefully before buying a policy and keep it for future reference. Current prospectuses for the funds must accompany this Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this prospectus.
            Any representation to the contrary is a criminal offence.

The Policy and the Sub-Accounts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. The policy described in this prospectus is subject to market fluctuation, investment risk and possible loss of principal.

                   The date of this Prospectus is May 1, 2002

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
DEFINITIONS ...............................................................  1
SUMMARY ...................................................................  3
  What is the Policy's Objective? .........................................  3
  Who are the Key Persons Under the Policy? ...............................  3
  What Happens When the Insured Dies? .....................................  3
  Can I Purchase the Policy by Exchanging My Existing Policy ..............  4
  Can I Examine the Policy? ...............................................  4
  What Is the Variable Account? ...........................................  4
  What Is the Fixed Account? ..............................................  4
  How Much Can I Invest and How Often? ....................................  4
  Can I Make Transfers Among the Funds and the Fixed Account? .............  5
  Can I Get Money Out of My Policy? .......................................  5
  Can I Make Future Changes Under My Policy? ..............................  5
  Can I Convert My Policy Into A Fixed Policy? ............................  6
  What Charges Will I Pay? ................................................  6
  What Are the Expenses and Fees of the Funds? ............................  7
  What are the Lapse and Reinstatement Provisions of My Policy? ...........  9
  How Will the Policy be Taxed? ...........................................  9
  Does Canada Life Offer Other Policies? ..................................  9
  What If I Have Questions? ...............................................  9
THE COMPANY ............................................................... 10
THE VARIABLE ACCOUNT AND THE FUNDS ........................................ 10
  The Variable Account .................................................... 10
  The Funds ............................................................... 11
  Resolving Material Conflicts ............................................ 11
  The Alger American Fund ................................................. 12
    Alger American Growth Portfolio ....................................... 12
    Alger American Leveraged AllCap Portfolio ............................. 12
    Alger American MidCap Growth Portfolio ................................ 12
    Alger American Small Capitalization Portfolio ......................... 12
  Berger Institutional Products Trust ..................................... 12
    Berger/BIAM IPT-International Fund .................................... 13
    Berger IPT-Small Company Growth Fund .................................. 13
  The Dreyfus Socially Responsible Growth Fund, Inc. ...................... 13
  Dreyfus Variable Investment Fund ........................................ 13
    Dreyfus VIF Appreciation Portfolio .................................... 13
    Dreyfus VIF Growth and Income Portfolio ............................... 13
  Fidelity Variable Insurance Products Funds .............................. 14
    Fidelity VIP Growth Portfolio ......................................... 14
    Fidelity VIP High Income Portfolio .................................... 14
    Fidelity VIP Money Market Portfolio ................................... 14
    Fidelity VIP Overseas Portfolio ....................................... 14
    Fidelity VIP Asset Manager Portfolio .................................. 14
    Fidelity VIP Contrafund Portfolio ..................................... 14
    Fidelity VIP Index 500 Portfolio ...................................... 14
    Fidelity VIP  Investment Grade Bond Portfolio ......................... 14
    Fidelity VIP Growth Opportunities Portfolio ........................... 15
  Goldman Sachs Variable Insurance Trust .................................. 15
    Goldman Sachs VIT Capital Growth Portfolio ............................ 15
    Goldman Sachs VIT CORE U.S. Equity Portfolio .......................... 15
    Goldman Sachs VIT Growth and Income Portfolio ......................... 15
  The Montgomery Funds III ................................................ 15
    Montgomery Variable Series: Emerging Markets Fund ..................... 15
    Montgomery Variable Series: Growth Fund ............................... 15
  Seligman Portfolios, Inc ................................................ 16
    Seligman Communications and Information Portfolio ..................... 16
    Seligman Frontier Portfolio ........................................... 16
    Change in Investment Objective ........................................ 16
THE POLICY ................................................................ 16
  Applying for a Policy ................................................... 16
  Right to Examine ........................................................ 17

  State Variations ........................................................ 17
  Conversion Privilege .................................................... 17
  Payments ................................................................ 17
    Electronic Funds Transfer (EFT) ....................................... 18
    Allocation of Net Payments ............................................ 18
  Transfers ............................................................... 19
    Transfer Privilege .................................................... 19
    Dollar Cost Averaging ................................................. 19
  Account Rebalancing ..................................................... 20
  Death Benefit ........................................................... 20
    Guideline Minimum Death Benefit ....................................... 20
    Net Death Benefit ..................................................... 20
  Election of Death Benefit Options ....................................... 21
    Death Benefit Option 1 -- Level Guideline Premium Test ................ 21
    Death Benefit Option 2 -- Adjustable Guideline Premium Test ........... 22
    Death Benefit Option 3 -- Level Cash Value Accumulation Test .......... 22
  Changing Between Death Benefit Option 1 and Death Benefit 2 ............. 24
    Change from Death Benefit Option 1 to Death Benefit Option 2 .......... 24
    Change from Death Benefit Option 2 to Death Benefit Option 1 .......... 24
  Guaranteed Death Benefit Rider .......................................... 24
    Guaranteed Death Benefit .............................................. 25
    Termination of the Guaranteed Death Benefit Rider ..................... 25
  Change in Face Amount ................................................... 25
    Increases ............................................................. 25
    Decreases ............................................................. 26
  Policy Value ............................................................ 26
  Sub-Accounts ............................................................ 27
    Sub-Account Value ..................................................... 27
    Units ................................................................. 27
  Unit Value .............................................................. 28
    Net Investment Factor ................................................. 28
  Payment Options ......................................................... 28
  Optional Insurance Benefits ............................................. 28
  Surrender ............................................................... 28
  Partial Withdrawal ...................................................... 29
  Delay of Payments ....................................................... 29
CHARGES AND DEDUCTIONS .................................................... 29
  Deductions From Payments ................................................ 29
  Monthly Deduction ....................................................... 30
    Monthly Expense Charge ................................................ 30
    Monthly Administration Fee ............................................ 30
    Monthly Mortality and Expense Risk Charge ............................. 30
    Monthly Rider Charges ................................................. 31
    Cost of Insurance Charges ............................................. 31
  Fund Expenses ........................................................... 32
  Surrender Charge ........................................................ 32
  Partial Withdrawal Charges .............................................. 33
  Transfer Charges ........................................................ 33
  Other Administrative Charges ............................................ 33
POLICY LOANS .............................................................. 33
  Preferred Loan Option ................................................... 34
  Repayment of Outstanding Loan ........................................... 34
  Effect of Policy Loans .................................................. 34
POLICY TERMINATION AND REINSTATEMENT ...................................... 34
  Termination ............................................................. 34
  Reinstatement ........................................................... 35
OTHER POLICY PROVISIONS ................................................... 36
  The Contract ............................................................ 36
  Policyowner ............................................................. 36
  Beneficiary ............................................................. 36
  Assignment .............................................................. 36
  Modification ............................................................ 36
  Notification of Death ................................................... 37
  Written Request ......................................................... 37
  Periodic Reports ........................................................ 37
  Incontestability ........................................................ 37
  Suicide ................................................................. 37
  Misstatement of Age or Sex .............................................. 38
FEDERAL TAX STATUS ........................................................ 38
  The Company and the Variable Account .................................... 38
  Taxation of the Policies ................................................ 38

  Tax Treatment of Policy Benefits ........................................ 39
  Possible Tax Changes .................................................... 40
VOTING RIGHTS ............................................................. 40
DELETION OR SUBSTITUTION OF INVESTMENTS ................................... 41
EXPERTS ................................................................... 41
FURTHER INFORMATION ....................................................... 41
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY ........................... 42
DISTRIBUTION .............................................................. 42
INFORMATION ABOUT THE FIXED ACCOUNT ....................................... 43
  General Description ..................................................... 43
  Fixed Account Interest .................................................. 43
  Fixed Account Policy Value .............................................. 43
LEGAL PROCEEDINGS ......................................................... 44
FINANCIAL STATEMENTS ...................................................... 44
APPENDIX A -- GUIDELINE MINIMUM DEATH BENEFIT TABLES ......................A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS .................................B-1
APPENDIX C -- PAYMENT OPTIONS .............................................C-1
APPENDIX D -- EXAMPLES OF DEATH BENEFIT, POLICY
  VALUES AND ACCUMULATED PAYMENTS .........................................D-1
APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES ....................E-1
APPENDIX F -- PERFORMANCE INFORMATION .....................................F-1
APPENDIX G -- MAXIMUM MONTHLY EXPENSE CHARGES .............................G-1

                                   DEFINITIONS

     ACCEPTANCE: The date We mail the Policy if the application is approved with no changes requiring Your consent; otherwise, the date We receive Your written consent to any changes.

     AGE: How old the Insured is on the birthday nearest to a Policy
Anniversary.

     BENEFICIARY: The person or persons You name to receive the Net Death Benefit when the Insured dies. The Owner may designate primary, contingent and irrevocable Beneficiaries.

     CASH SURRENDER VALUE: The amount payable on a full surrender. It is the Policy Value less any Outstanding Loan and surrender charges.

     DATE OF ISSUE: The date the Policy was issued, used to measure the Monthly Processing Date, Policy months, Policy years and Policy Anniversaries. Coverage begins on this date.

     DEATH BENEFIT: The amount payable to the Beneficiary when the Insured dies prior to the Final Payment Date, before deductions for any Outstanding Loan and partial withdrawals, partial withdrawal charges, and due and unpaid Monthly Deductions.

     DUE PROOF OF DEATH: Proof of death that is satisfactory to Us. Such proof may consist of: 1) a certified copy of the death certificate; or 2) a certified copy of the decree of a court of competent jurisdiction as to the finding of death.

     EARNINGS: The amount by which the Policy Value exceeds the sum of the payments made less all withdrawals and partial withdrawal charges. Earnings are calculated at least once each month.

     EVIDENCE OF INSURABILITY: Information, including medical information, used to decide the Insured's Underwriting Class.

     FACE AMOUNT: The amount of insurance coverage, selected by You and used to compute the Death Benefit, including any additional increases or decreases.

     FINAL PAYMENT DATE: The Policy Anniversary nearest the Insured's 100th birthday. After this date, no payments may be made.

     FIXED ACCOUNT: Part of Our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Variable Account.

     GENERAL ACCOUNT: All Our assets other than those held in a separate investment account.

     GUIDELINE MINIMUM DEATH BENEFIT: The minimum Death Benefit required to qualify the Policy as "life insurance" under federal income tax laws.

     INSURED: The person whose life is insured by this Policy.

     LOAN VALUE: The maximum amount You may borrow under the Policy.

     MINIMUM MONTHLY PAYMENT: A monthly amount shown in Your Policy. If You pay this amount, We guarantee that Your Policy will not lapse before the 49th Monthly Processing Date from the Date of Issue or increase in Face Amount, within limits.

     MONTHLY DEDUCTION: Consists of the charges taken on each Monthly Processing Date up to the Final Payment Date, including the cost of insurance charge, monthly expense charge, monthly administration fee, monthly mortality and expense risk charge, and any monthly rider charges.

     MONTHLY PROCESSING DATE: The date when the Monthly Deduction is taken.

     NET AMOUNT AT RISK: On the Monthly Processing Date, the Death Benefit minus the Policy Value prior to the Monthly Deduction. In any other day it is the Death Benefit minus the Policy Value.

     NET DEATH BENEFIT: The amount payable to the Beneficiary when the Insured dies.

     NET PAYMENT: Your payment less a payment expense charge.

     NON-PARTICIPATING: The Policy is non-participating and is not eligible for dividends.

     OUTSTANDING LOAN: All Policy loans taken plus loan interest due or accrued less any loan payments.

     POLICY ANNIVERSARY: The same date in each policy year as the Date of Issue.

     POLICY CHANGE: Any change in the Face Amount, the addition or deletion of a rider, underwriting reclassifications, or changing from Death Benefit Option 1 to Death Benefit Option 2 (and vice versa).

     POLICYOWNER: The person who may exercise all rights under the Policy, with the consent of any irrevocable Beneficiary. "You" and "Your" refer to the Policyowner in this Prospectus.

     POLICY VALUE: The sum of the Variable Account value and the Fixed Account value.

     PORTFOLIOS: The investment portfolios of the Funds in which the Sub-Accounts invest.

     PREMIUM: A payment You must make to Us to keep the Policy in force.

     PRO-RATA ALLOCATION: An allocation among the Fixed Account and the Sub-Accounts in the same proportion that, on the date of allocation, the unloaned Policy Value in the Fixed Account and the Policy Value in each Sub-Account bear to the total unloaned Policy Value.

     SUB-ACCOUNT: A subdivision of the Variable Account investing exclusively in the shares of a Portfolio.

     UNDERWRITING CLASS: The insurance risk classification that We assign the Insured based on the information in the application and other Evidence of Insurability We consider. The Insured's Underwriting Class will affect the Monthly Deduction and the payment required to keep the Policy in force.

     UNIT: A measurement used in the determination of the Policy's Variable Account value.

     VALUATION DAY: Each day the New York Stock Exchange is open for trading.

     VALUATION PERIOD: The period beginning at the close of business on a Valuation Day and ending at the close of business on the next succeeding Valuation Day. The close of business is the close of regular trading on the New York Stock Exchange (usually 4:00 P.M. Eastern Time).

     VARIABLE ACCOUNT: Canada Life of America Variable Life Account 1.

     VARIABLE LIFE SERVICE CENTER: Our administrator's office at the mailing address shown on page 1 of the Prospectus.

     WRITTEN REQUEST: Your request in writing, satisfactory to Us, received at the Variable Life Service Center.

                                     SUMMARY

     This summary provides a brief description of some of the features and charges of the Policy offered by Us. You will find more detailed information in the rest of this Prospectus and the Policy. Please keep the Policy and its riders or endorsements, if any, together with the application. Together they are the entire agreement between You and Us.

WHAT IS THE POLICY'S OBJECTIVE?

     The objective of the Policy is to give life insurance protection and help You build assets tax-deferred. Features available through the Policy include:

     - a Net Death Benefit that can protect Your Beneficiaries, which includes a payment option that can guarantee an income for life;

     - ability to create Your own personalized investment portfolio within Your Policy;

     - experienced professional investment advisers administering the Funds (see the Fund prospectuses); and

     -    tax deferral on earnings.

     While the Policy is in force, it will provide:

     -    life insurance coverage on the Insured;

     -    Policy Value;

     -    surrender rights and partial withdrawal rights;

     -    loan privileges; and

     -    optional insurance benefits available by rider.

     The Policy combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the Policy Value and the Death Benefit under Death Benefit Option 2, will increase or decrease depending on investment results. Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, You may make payments of any amount and frequency. While You may establish a schedule of payments (planned payments), the Policy will not necessarily lapse if You fail to make planned payments. Also, making planned payments will not guarantee that the Policy will remain in force.

WHO ARE THE KEY PERSONS UNDER THE POLICY?

     The Policy is a contract between You and Us. Each Policy has a Policyowner
(You), an Insured (You or another individual You select) and a Beneficiary. As Policyowner, You make payments, choose investment allocations and select the Insured and Beneficiary. The Insured is the person whose life is insured under the Policy. The Beneficiary is the person who receives the Net Death Benefit if the Insured dies while the Policy is in force.

WHAT HAPPENS WHEN THE INSURED DIES?

     We will pay the Net Death Benefit to the Beneficiary when the Insured dies while the Policy is in force. You may choose among three Death Benefit options. Under Death Benefit Option 1 and Death Benefit Option 3, the Death Benefit is the greater of (a) the Face Amount or (b) the Guideline Minimum Death Benefit. Under Death Benefit Option 2, the Death Benefit is the greater of (a) the sum of the Face Amount and Policy Value or (b) the Guideline Minimum Death Benefit. For more information, see "Election of Death Benefit Options" under THE POLICY.

     The Net Death Benefit payable to the Beneficiary is the Death Benefit less any Outstanding Loan, partial withdrawals, partial withdrawal charges, and due and unpaid Monthly Deductions. However, after the Final Payment Date, the Net Death Benefit is the Policy Value less any Outstanding Loan. The Beneficiary may receive the Net Death Benefit in a lump sum or under a payment option We offer at that time.

     An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. (The Guaranteed Death Benefit Rider may not be available in all states). If this Rider is in effect, the Company:

     - guarantees that Your Policy will not lapse regardless of the investment performance of the Variable Account; and

     -    provides a guaranteed Net Death Benefit.

     In order to maintain the Guaranteed Death Benefit Rider, certain minimum Premium payment tests must be met on each Policy Anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount. See "Death Benefits" under THE POLICY. In addition, a one-time administrative charge of $25 will be deducted from the Policy Value when the Guaranteed Death Benefit Rider is elected. Certain transactions, including any Outstanding Loan, partial withdrawals, underwriting reclassifications, changes in Face Amount, and changes in Death Benefit Options, can result in the termination of the Rider. If this Rider is terminated, it cannot be reinstated. For more information, see "Guaranteed Death Benefit Rider" under THE POLICY.

CAN I PURCHASE THE POLICY BY EXCHANGING MY EXISTING POLICY?

    You can generally exchange one policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy, and there will be a new surrender charge period for this Policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may also have to pay federal income tax (and a federal penalty tax if you have not reached 59 1/2) on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

CAN I EXAMINE THE POLICY?

    Yes. You have the right to examine and cancel Your Policy by returning it to the Variable Life Service Center or to one of Our representatives on or before the 10th day after You receive the Policy or longer when state law requires. See the "Right to Examine Policy" provision in Your Policy. The Policy will be void from the Date of Issue.

    If Your Policy provides for a full refund of payments under its "Right to Examine Policy" provision, as required by state law, the Company will mail a refund to You within seven days. We may delay a refund of any payment made by check until the check has cleared the bank. Your refund will be the greater of:

    -    Your entire payment; or

    - the Policy Value plus deductions under the Policy for taxes, charges or fees.

    If Your Policy does not provide for a full refund, You will receive:

    -    the value in the Fixed Account; plus

    -    the Policy Value in the Variable Account; plus

    - all fees, charges and taxes, which have been imposed at the Policy level.

    After an increase in Face Amount, a right to cancel the increase also applies. See "Right to Examine" provision under THE POLICY.

WHAT IS THE VARIABLE ACCOUNT?

    The Variable Account is a separate investment account separate from the Fixed Account that consists of Sub-Accounts. Amounts in the Variable Account will vary according to the investment performance of the Portfolios of the Fund(s) in which Your elected Sub-Accounts are invested. You may allocate Your Net Premium and make transfers, within limits, among the Sub-Accounts of the Variable Account and the Fixed Account. The assets of each Sub-Account are invested in the corresponding Portfolios of the Funds that are listed on the cover page of this Prospectus. See THE VARIABLE ACCOUNT AND THE FUNDS.




WHAT IS THE FIXED ACCOUNT?

    The Fixed Account offers a minimum guaranteed interest rate. It is part of Our General Account. You may allocate all or part of Net Premium to the Fixed Account or make transfers from the Variable Account to the Fixed Account. Certain restrictions apply. See "Transfers; Transfer Privilege" under THE POLICY and "INFORMATION ABOUT THE FIXED ACCOUNT".

HOW MUCH CAN I INVEST AND HOW OFTEN?

    The number and frequency of Your payments are flexible. See "Payments" under THE POLICY for additional information and restrictions.

    You can allocate Your Policy Value among the Sub-Accounts and the Fixed Account to meet Your investment needs. If Your Policy provides for a full refund of Premiums paid under its "Right to Examine Policy" provision, We will allocate all Sub-Account investments to the money market Sub-Account for:

    -    14 days from Acceptance; or

    - 24 days from Acceptance for replacements in states with a 20-day right to examine; or

    - 34 days from Acceptance for California citizens Age 60 and older, who have a 30-day right to examine.

After this, We will allocate all amounts as You have chosen.

CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?

     Yes. You may transfer among the Funds and the Fixed Account, subject to Our consent and then current rules, see "Transfer; Transfer Privilege" under THE POLICY. You will incur no current taxes on transfers while Your money is in the Policy.

CAN I GET MONEY OUT OF MY POLICY?

     You may borrow up to the Loan Value of Your Policy. You may also make partial withdrawals and surrender the Policy for its Cash Surrender Value. There are two types of loans that may be available to You:

     - a standard loan option is always available to You. The Loan Value is 90% of the difference between Policy Value and surrender charges. The Company will charge interest on the amount of the loan at a current annual rate of 4.8%. This current rate of interest may change, but is guaranteed not to exceed 6%. However, the Company will also credit interest on the Policy Value securing the loan. The annual interest rate credited to the Policy Value securing a standard loan is 4.0%.

     - a preferred loan option is automatically available to You unless You request otherwise. The preferred loan option is available on that part of the Outstanding Loan that is attributable to Earnings. The Company will charge interest on the amount of the loan at a current annual rate of 4.00%. This current rate of interest may change, but is guaranteed not to exceed 4.50%. The annual interest rate credited to the Earnings securing a preferred loan is 4.0%.

     We will allocate Policy loans among the Sub-Accounts and the Fixed Account according to Your instructions. If You do not make an allocation, We will make a Pro-rata Allocation. We will transfer Pro-rata Allocations from each Sub-Account and the unloaned portion of the Fixed Account to equal the total amount of the loan. This Outstanding Loan amount is transferred to the Fixed Account. Loans may have tax consequences. See "Taxation of the Policies" under FEDERAL TAX STATUS.

     You may surrender Your Policy and receive its Cash Surrender Value. After the first Policy year, You may make partial withdrawals of $200 or more from Policy Value, subject to possible surrender charges. Under Death Benefit Option 1 and Death Benefit Option 3, the Face Amount is reduced by each partial withdrawal not classified as a preferred partial withdrawal. We will not allow a partial withdrawal if it would reduce the Face Amount below $40,000. A surrender or partial withdrawal may have tax consequences. See "Taxation of the Policies" under FEDERAL TAX STATUS.

     A request for a preferred loan, a partial withdrawal after the Final Payment Date, or the foreclosure of any Outstanding Loan will terminate a Guaranteed Death Benefit Rider. See "Guaranteed Death Benefit Rider" under THE POLICY.

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

     Yes. There are several changes You can make after receiving Your Policy, within limits. You may:

     -    cancel Your Policy under its "Right to Examine" provision;

     -    transfer Your ownership to someone else;

     -    change the Beneficiary;

     - change the allocation of payments into the Sub-Accounts and the Fixed Account;

     - make transfers of Policy Value among the Sub-Accounts and the Fixed Account, with no current tax consequences under current law;

     -    adjust the Death Benefit by increasing or decreasing the Face Amount;

     - change Your choice of Death Benefit options between Death Benefit Option 1 and Death Benefit Option 2; and

     -    add or remove optional insurance benefits provided by a rider.

CAN I CONVERT MY POLICY INTO A FIXED POLICY?

     Yes. You can convert Your Policy without charge during the first 24 months after the Date of Issue or after an increase in Face Amount. On conversion, We will transfer the Policy Value in the Variable Account to the Fixed Account. We will allocate all future payments to the Fixed Account, unless You instruct Us otherwise.

WHAT CHARGES WILL I PAY?

     The following charges will apply to Your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if You choose options under the Policy.

     - From each payment, We will deduct a PAYMENT EXPENSE CHARGE of 6.00%, which is composed of the following:


               Premium Tax Charge: 2.00%. (The 2% we deduct for Premium Tax Charge may not reflect the actual tax charges in your state)


               Deferred Acquisition Costs (DAC Tax) Charge: 1.00%

               Front-End Sales Load: 3.00%

     - On each Monthly Processing Date, We take the following deductions (the Monthly Deduction) from the Policy Value:

               Cost of Insurance Charge -- This charge varies with the sex (other than states requiring unisex rates), age, duration, smoking status, and Underwriting Class of the Insured and the Death Benefit Option selected.

               Monthly Expense Charge -- This charge is set at issue based on the age, sex, and Underwriting Class of the Insured, for each $1,000 of the Policy's Face Amount. The charge applies only for the first 10 years after issue or an increase in Face Amount. The maximum Monthly Expense Charge is $0.88 per $1,000 of the Policy's Face Amount for male, tobacco users, age 65 and 66. To calculate Your maximum Monthly Expense Charge, see APPENDIX G -- MAXIMUM MONTHLY EXPENSE CHARGE.

               Monthly Administration Fee -- $7.50.

               Monthly Mortality and Expense Risk Charge -- This charge is currently equal to an annual rate of 0.35% of the Policy Value in each Sub-Account for the first 10 Policy years and an annual rate of 0.10% for Policy year 11 and later. The charge is based on the Policy Value in the Sub-Accounts as of the prior Monthly Processing Date. This charge is not assessed in whole or in part against the Fixed Account. The Company may increase this charge, subject to state and federal law, to an annual rate of 0.60% of the Policy Value in each Sub-Account for the first 10 Policy years and an annual rate of 0.30% for Policy year 11 and later. This charge will continue to be deducted after the Final Payment Date.

               Monthly Rider Charges -- These charges will vary based on the riders selected and by the sex, age, and Underwriting Class of the Insured under the rider. Please see APPENDIX B -- OPTIONAL INSURANCE BENEFITS.

     - The charges below apply only if You surrender Your Policy or make partial withdrawals:

               Surrender Charge -- A surrender charge will apply to a full withdrawal, a decrease in Face Amount, or any partial withdrawal exceeding the preferred partial withdrawal, up to the beginning of the 10th Policy year from Date of Issue of the Policy or from the date of increase in Face Amount. The maximum surrender charge is equal to a specific dollar amount that is set at issue based on the age, sex, and Underwriting Class of the Insured for each $1,000 of the Policy's Face Amount. The amount of the surrender charge decreases annually to zero by the beginning of the 10th Policy year.


               If there are increases in the Face Amount, each increase will have a corresponding surrender charge. These charges will be specified in a supplemental schedule of benefits sent to you at the time of the increase.

               For more information, see APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES for examples of how We compute the maximum surrender charge.

               THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU MAY HAVE NO CASH SURRENDER VALUE IF YOU SURRENDER YOUR POLICY DURING THE EARLY POLICY YEARS.

Partial Withdrawal Charges -- We deduct the following charges from Policy Value:

     - A transaction fee of 2% of the amount withdrawn, not to exceed $25, is assessed against each partial withdrawal.

     - A proportional amount of the full surrender charge is applied to any partial withdrawal, except for that part of the partial withdrawal which is considered a preferred partial withdrawal. See "Partial Withdrawal Charges" under CHARGES AND DEDUCTIONS. We reduce the Policy's outstanding surrender charge, if any, by this amount.

Other charges You may incur:

     Charge for Optional Guaranteed Death Benefit Rider -- A one time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Please see APPENDIX B -- OPTIONAL INSURANCE BENEFITS.

     Transfer Charge -- Currently, the first 12 transfers of Policy Value in a Policy year are free. A current transfer charge of $10, never to exceed $25, applies for each additional transfer in the same Policy year. This charge is for the costs of processing the transfer. This charge does not apply to Dollar Cost Averaging or Account Rebalancing.

     Other Administrative Charges -- We reserve the right to charge for other administrative costs. While there are no current charges for these costs, We may impose a charge not to exceed $25 for:

     -    changing Net Payment allocation instructions;

     - changing the allocation of the Monthly Deduction among the various Sub-Accounts and the Fixed Account;

     -    providing a projection of values; or

     -    reissuance of a lost Policy (printing a duplicate Policy).


See CHARGES AND DEDUCTIONS.

    For information concerning compensation paid for the sale of Policies, see "Distribution".

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?


    In addition to the charges described above, certain fees and expenses are deducted from the assets of the underlying Funds. Some Portfolios also deduct 12b-1 fees from portfolio assets. You pay these fees and charges indirectly. The levels of fees and expenses vary among the underlying Funds. The following table shows the expenses of the underlying Funds for 2001. For more information concerning fees and expenses, see the prospectuses of the underlying Funds.


FUNDS' ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2001
(after Expense Reimbursement, as indicated, and as a percentage of average net assets)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Total
                                                                                           Other Expenses      Annual Expenses
                                                                                          (After Waivers     (After Waivers and
                                                            Management       12b-1          and Expense            Expense
                 Portfolio                                    Fees            Fees        Reimbursements)       Reimbursements)
----------------------------------------------------------------------------------------------------------------------------------
Alger American Growth                                         0.75%           0.00%            0.06%                0.81%
Alger American Leveraged AllCap                               0.85%           0.00%            0.07%                0.92%
Alger American MidCap Growth                                  0.80%           0.00%            0.08%                0.88%
Alger American Small Capitalization                           0.85%           0.00%            0.07%                0.92%
Berger IPT-International/1/                                   0.85%           0.00%            0.35%                1.20%
Berger IPT-Small Company Growth/1/                            0.85%           0.00%            0.13%                0.98%
Dreyfus Variable Investment Trust ("VIF")                     0.75%           0.00%            0.03%                0.78%
Appreciation Portfolio/2/  (Initial shares)
Dreyfus  VIF-Growth  and  Income  Portfolio/2/                0.75%           0.00%            0.05%                0.80%
 (Initial shares)
The Dreyfus  Socially  Responsible  Growth Fund, Inc./2/      0.75%           0.00%            0.03%                0.78%
 (Initial shares)
Fidelity VIP Growth/3/  (Initial Class)                       0.58%           0.00%            0.07%                0.65%
Fidelity VIP High Income/3/ (Initial Class)                   0.58%           0.00%            0.12%                0.70%
Fidelity VIP Money Market (Initial Class)                     0.18%           0.00%            0.10%                0.28%
Fidelity VIP Overseas/3/ (Initial Class)                      0.73%           0.00%            0.14%                0.87%
Fidelity VIP Asset Manager/3/ (Initial Class)                 0.53%           0.00%            0.10%                0.63%
Fidelity VIP  Contrafund(R)/3/ (Initial Class)                0.58%           0.00%            0.06%                0.64%
Fidelity VIP  Index 500/4/ (Initial Class)                    0.24%           0.00%            0.04%                0.28%
Fidelity VIP  Investment Grade Bond (Initial Class)           0.43%           0.00%            0.11%                0.54%
Fidelity VIP  Growth Opportunities/3/ (Initial Class)         0.58%           0.00%            0.09%                0.67%
Goldman Sachs VIT Capital Growth/5/                           0.75%           0.00%            0.25%                1.00%
Goldman Sachs VIT CORE(SM) U.S. Equity/5/                     0.70%           0.00%            0.11%                0.81%
Goldman Sachs VIT Growth and Income/5/                        0.75%           0.00%            0.25%                1.00%
Montgomery Variable Series: Emerging Markets                  1.25%           0.00%            0.42%                1.67%
Montgomery Variable Series: Growth/6/                         0.65%           0.00%            0.63%                1.28%
Seligman Communications and Information (Class 1)             0.75%           0.00%            0.18%                0.93%
Seligman Frontier (Class 1)/7/                                0.75%           0.00%            0.26%                1.01%
Seligman Global Technology (Class 2) /8/, /9/               1.00%           0.14%            0.40%                1.54%
Seligman Small-Cap Value (Class 2)/8/, /9/                    1.00%           0.19%            0.20%                1.39%

1 The Managers of the Berger IPT-International Fund and Berger IPT-Small Company Growth Fund have agreed to waive their management fees and reimburse the funds for additional expenses to the extent that the funds' total annual expenses exceed 1.20% and 0.98%, respectively. Absent this waiver, the Management Fees, Other Expenses, and Total Annual Expenses would have been 0.85%, 0.75% and 1.60% for the Berger IPT-International Fund and 0.85%, 0.13% and 0.98% for the Berger IPT-Small Company Growth Fund. This waiver may not be terminated or amended except by a vote of each of the fund's Board of Trustees.

2 Dreyfus VIF-Appreciation Portfolio, Dreyfus VIF-Growth and Income Portfolio, and The Dreyfus Socially Responsible Growth Fund, Inc. are Initial Share Class. Actual expenses in future years may be higher or lower than presented. Please consult the underlying mutual fund prospectus for more complete information.

3 The fund's manager has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the above table (as calculated per annum) of each Fund's respective average daily net assets. Without such limitation or reduction, the "Other Expenses" and Total Annual Expenses for the Fidelity VIP Growth, Fidelity VIP High Income , Fidelity VIP Overseas, Fidelity VIP Asset Manager, Fidelity VIP Contrafund, and Fidelity VIP Growth Opportunities would be .10% and 0.68%, 0.13% and 0.71%, 0.19% and 0.92%, 0.11% and 0.64%, and 0.10% and 0.68%, and 0.11% and 0.69%
     respectively.

4 The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement may be discontinued by the fund's manager at any time. Including this reimbursement, the management fee, other expenses and total annual expenses in 2001 were 0.24%, 0.11%, and 0.35%, respectively.

5 Goldman Sachs Asset Management has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the above table (as calculated per annum) of each fund's respective average daily net assets. Without such limitation or reduction, the "Other Expenses" and Total Annual Expenses for the Goldman Sachs VIT Capital Growth, CORESM US Equity, and Growth and Income funds would be 0.94% and 1.69%, 0.12% and 0.82%,0.42% and 1.17%respectively. CORESM is a service mark of Goldman, Sachs & Co. VIT CORE U.S. Equity Fund was under the cap at December 31, 2001. Actual Other Expenses were running at 0.11%. Other expenses for the VIT CORE U.S. Equity Fund are capped at 0.20%.

6 The manager of the Montgomery Variable Series: Growth Fund voluntarily reimbursed the Growth Fund for a portion of its management fee. The Management Fee, Other Expenses, and Total Annual Expenses, absent voluntary reimbursements for the Growth Fund, were 1.65%, 1.58% and 3.23%, respectively.

7 Effective November 16, 2001, J. & W. Seligman & Co. Incorporated voluntarily agreed to reimburse expenses of the Seligman Frontier Portfolio, other than the management fee, which exceed 0.75%. Prior to that, other expenses in excess of 0.20% were reimbursed. Without reimbursement, Other Expenses and Total Annual Expenses would have been 0.49% and 1.24% respectively.

8 J. & W. Seligman & Co. Incorporated voluntarily agreed to reimburse expenses of the Seligman Global Technology Portfolio and the Seligman Small-Cap Value Portfolio, other than management and 12b-1 fees, which exceed 0.40 % and 0.20%, respectively. Without reimbursements, Other Expenses and Total Annual Expenses would have been 0.61% and 1.75% respectively for the Seligman Global Technology Portfolio and 0.22% and 1.41% respectively, for the Seligman Small-Cap Value Portfolio

9 The Seligman Global Technology Portfolio Management Fee annual rate of 1.00% applies to the Portfolio's first $ 2 billion in average daily net assets. The rate declines to .95% of the Portfolio's average daily net assets on the next $2 billion in net assets, and to 0.90% of the Portfolio's average daily net assets in excess of $4 billion. The Seligman Small-Cap Value Portfolio Management Fee annual rate of 1.00% applies to the Portfolio's first $500 million in average daily net assets. The rate declines to 0.90% of the Portfolio's average daily net assets on the next $500 million in net assets, and to 0.80% of the Portfolio's average daily net assets in excess of $1 billion.


    THERE IS NO ASSURANCE THAT THESE WAIVER OR REIMBURSEMENT POLICIES WILL BE CONTINUED IN THE FUTURE. IF ANY OF THESE POLICIES ARE DISCONTINUED, IT WILL BE REFLECTED IN AN UPDATED PROSPECTUS.

The data with respect to the Funds' annual expenses have been provided to Us by the Funds and we have not independently verified such data.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY POLICY?

     The Policy will not lapse if You fail to make payments unless:

     - the Policy Value less an Outstanding Loan is insufficient to cover the next Monthly Deduction and loan interest accrued; or

     -    an Outstanding Loan exceed Policy Value.

There is a 62-day grace period in either situation.

     If You make payments at least equal to Minimum Monthly Payments, We guarantee that Your Policy will not lapse before the 49th Monthly Processing Date from Date of Issue or increase in Face Amount, within limits and excluding loan foreclosure (may vary by state). If the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account excluding loan foreclosure. For more information, see "Guaranteed Death Benefit Rider."

     You may reinstate Your Policy within three years after the grace period, within limits. See POLICY TERMINATION & REINSTATEMENT for further details.


HOW WILL THE POLICY BE TAXED?

     Death benefits paid to the Beneficiary generally are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to You. See "FEDERAL TAX STATUS."


     Loans, assignments, and other pre-death distributions may have tax consequences depending primarily on the amount which You have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or certain Death Benefit reductions. If premium payments, a Death Benefit reduction, or a material change cause the Policy to become a "Modified Endowment Contract," then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policyowner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which You choose to make. See "FEDERAL TAX STATUS."


     If the Policy is not a Modified Endowment Contract, loans under the Policy will generally not be taxable to You as long as the Policy has not lapsed, been surrendered or terminated. With some exceptions, other pre-death distributions under a Policy that is not a Modified Endowment Contract are includible in income only to the extent that they exceed Your investment in the Policy. See "FEDERAL TAX STATUS."

     This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. This Prospectus and the Policy provide further detail. The Policy provides insurance protection for the named Beneficiary.

DOES CANADA LIFE OFFER OTHER POLICIES?

     We offer variable annuity policies which may invest in the same Portfolios of the Funds. We also offer a full line of traditional life insurance and annuity policies through Our parent company, The Canada Life Assurance Company. For more information about these policies, please contact Your Registered Representative.

WHAT IF I HAVE QUESTIONS?

     We will be happy to answer Your questions about the Policy or Our procedures. Call or write to Us at the Variable Life Service Center. The phone number or address is located on page 1. All inquiries should include the Policy number and the names of the Policyowner and the Insured.

     If You have questions concerning Your investment strategies, please contact Your Registered Representative.

                                   THE COMPANY


     We are a stock life insurance company with assets as of December 31, 2001 of approximately $3.0 billion (U.S. dollars). We were incorporated under Michigan law on April 12, 1988, and Our Home Office is located at 6201 Powers Ferry Road, NW, Atlanta, Georgia 30339. We are principally engaged in issuing and reinsuring annuity and life insurance policies.


     We share Our A.M. Best rating with Our parent company, The Canada Life Assurance Company. From time to time, We will quote this rating and Our ratings from Standard & Poor's Corporation and/or Moody's Investors Service for claims paying ability. These ratings relate to Our financial ability to meet Our contractual obligations under Our insurance contracts. They do not take into account deductibles, surrender or cancellation penalties, or timeliness of claim payment. They also do not address the suitability of a Policy for a particular purchaser, or relate to Our ability to meet non-policy obligations.


     We are a wholly-owned subsidiary of The Canada Life Assurance Company, a Canadian life insurance company headquartered in Toronto, Ontario, Canada. The Canada Life Assurance Company commenced insurance operations in 1847 and has been actively operating in the United States since 1889. It is one of the largest life insurance companies in North America with consolidated assets as of December 31, 2001 of approximately $35.9 billion (U.S. dollars).


     Obligations under the Policies are obligations of Canada Life Insurance Company of America.

    We are subject to regulation and supervision by the Michigan Insurance Bureau, as well as the laws and regulations of all jurisdictions in which We are authorized to do business.

    We are a charter member of the Insurance Marketplace Standards Association
(IMSA). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness, and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

SERVICES AND REINSURANCE AGREEMENTS WITH ALLMERICA FINANCIAL


     We have entered into a Product Development and Administrative Services Agreement ("Services Agreement") with First Allmerica Financial Life Insurance Company ("Allmerica Financial"), a life insurance company organized and existing under the laws of the Commonwealth of Massachusetts. Under the Services Agreement, Allmerica Financial provides, at the Variable Life Services Center, on Our behalf, all claims processing and certain other administrative services, including maintenance of the books and records that contain all pertinent information necessary to the administration and operation of the Policies.


     We also entered into a modified coinsurance agreement with Allmerica Financial, reinsuring certain of Our rights, liabilities and obligations with respect to the Policies.


                       THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT

     We established the Canada Life of America Variable Life Account 1 (the Variable Account) as a separate investment account on July 22, 1988, under Michigan law. Although We own the assets in the Variable Account, these assets are held separately from Our other assets and are not part of Our General Account. The income, gains or losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account in accordance with the policies without regard to Our other income, gains or losses.

     The portion of the assets of the Variable Account equal to the reserves and other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that We conduct. We have the right to transfer to Our General Account any assets of the Variable Account which are in excess of such reserves and other liabilities.

     The Variable Account is registered with the Securities and Exchange Commission (the SEC) as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a "separate account" under the federal securities laws. However, the SEC does not supervise the management, investment policies or practices of the Variable Account.

     The Variable Account currently is divided into Sub-Accounts. Each Sub-Account invests its assets in shares of the corresponding Portfolio of the Funds described below.

THE FUNDS

     The Variable Account invests in shares of:

     The Alger American Fund (Alger American)
     Berger Institutional Products Trust (Berger
     Trust)                                         Goldman Sachs Variable Insurance Trust
     The Dreyfus Socially Responsible Growth Fund,  (Goldman Sachs VIT)
     Inc. (Dreyfus Socially Responsible)            The Montgomery Funds III (Montgomery)
     Dreyfus Variable Investment Fund (Dreyfus      Seligman Portfolios, Inc. (Seligman)
     VIF)
     Fidelity Variable Insurance Products Funds
     (Fidelity VIP)


     Shares of a Portfolio of the above listed Funds are purchased and redeemed for a corresponding Sub-Account at their net asset value. Any amounts of income, dividends and gains distributed from the shares of a Portfolio are reinvested in additional shares of that Portfolio at their net asset value. The Funds' prospectuses defines the net asset value of Portfolio shares.

     The Funds are management investment companies with one or more investment Portfolios. Each Fund is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the company or the Portfolios by the SEC.

     The Funds may, in the future, create additional portfolios that may or may not be available as investment options under the Policies. Each Portfolio has its own investment objectives and the income and losses for each Portfolio are determined separately for that Portfolio.

     The investment objectives and policies of certain Portfolios of the Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios of the Funds, however, may differ from the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolios have the same investment adviser or manager.

     We have entered into agreements with the investment advisers of several of the Funds pursuant to which each such investment adviser will pay Us a service fee based upon an annual percentage of average net assets invested by Us on behalf of the Variable Account. These agreements cover administrative services provided to the Funds by Us. Payments of such amounts by an investment adviser do not increase the fees paid by the Portfolios or Policyowners invested in the Portfolios. We (or our affiliates) also receive all or a portion of the 12b-1 fees deducted from portfolio assets.

RESOLVING MATERIAL CONFLICTS

     The Funds are now, or may be in the future, used as investment vehicles for variable life insurance and variable annuity contracts issued by Us, as well as registered separate accounts of other insurance companies offering variable life and annuity contracts. In addition, certain Funds available with the Policy may sell shares to retirement plans qualifying under Section 401 of the Code ("Retirement Plans"). As a result, there is a possibility that a material conflict may arise between the interests of Policyowners and such Retirement Plans or participants in such Retirement Plans.

     We currently do not foresee any disadvantages to Policyowners resulting from the Funds selling shares to support products other than Our contracts or to Retirement Plans. However, there is a possibility that a material conflict may arise between Policyowners whose policy values are allocated to the Variable Account and the owners of variable life insurance policies and variable annuity contracts issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds. In the event of a material conflict, We will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The board of directors of each Fund also will monitor events in order to identify any material conflicts that possibly may arise and determine what action, if any, should be taken in response to those events or conflicts. See each individual Fund prospectus for more information.

     The following is a brief description of the investment objectives of each of the Funds' Portfolios. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY PORTFOLIO WILL BE ACHIEVED. Please see the accompanying prospectuses for the Funds for more detailed information, including a description of risks and expenses.

THE ALGER AMERICAN FUND

     The Alger American Fund (Alger American) is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies; its shares also may be offered to qualified pension and retirement plans. Each of its Portfolios has distinct investment objectives and policies. Further information regarding the investment practices of each of the Portfolios is set forth below.

ALGER AMERICAN GROWTH PORTFOLIO

     The Alger American Growth Portfolio seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

     The Alger American Leveraged AllCap Portfolio seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The Portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

     The Alger American Midcap Growth Portfolio seeks long-term capital appreciation by focusing on midsize companies with promising growth potential. Under normal circumstances, the Portfolio invest primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

     The Alger American Small Capitalization Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

BERGER INSTITUTIONAL PRODUCTS TRUST


     The Berger Institutional Products Trust (Berger Trust) is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies; and its shares may also be offered to qualified pension and retirement plans. The Berger Trust is an open-end investment company and each of its Portfolios has distinct investment objectives and policies. Further information regarding the investment practices of the Portfolios available under this Policy is set forth below.

BERGER IPT-INTERNATIONAL FUND


     The Portfolio is advised by Berger Financial Group LLC and the Bank of Ireland Asset Management (U.S.) Limited (BIAM) is the sub-advisor. The investment objective of the Berger IPT-International Fund is long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in common stocks of well established companies located outside the United States. The Portfolio intends to diversify its holdings among several countries and to have, under normal market conditions, at least 65% of the Portfolio's total assets invested in the securities of companies located in at least five countries, not including the United States.


BERGER IPT-SMALL COMPANY GROWTH FUND

     The Portfolio is advised by Berger Financial Group LLC. The investment objective of the Berger IPT-Small Company Growth Fund is capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in common stocks of small companies and other securities with equity features. Under normal circumstances, the Portfolio invests at least 65% of its assets in equity securities of companies whose market capitalizations, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000. This average is updated monthly. The balance of the Portfolio may be invested in larger companies, government securities or other short-term investments.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

     The Dreyfus Socially Responsible Growth Fund, Inc. (Dreyfus Socially Responsible) seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the Fund invests primarily in common stock of companies that, in the opinion of the Fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

DREYFUS VARIABLE INVESTMENT FUND

     Dreyfus Variable Investment Fund is an open-end, management investment company, that is intended to be a funding vehicle for variable annuity and variable life insurance contracts. Two of the Fund's Portfolios are available under this Policy, the VIF-Growth and Income Portfolio and the VIF-Appreciation Portfolio.

DREYFUS VIF-APPRECIATION PORTFOLIO

     The Portfolio seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue these goals, the Portfolio invests in common stock focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase. These established companies have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence, and the potential to achieve predictable, above-average earnings growth.

DREYFUS VIF-GROWTH AND INCOME PORTFOLIO

     The Growth and Income Portfolio seeks long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, it invests in stocks, bonds, and money market instruments of domestic and foreign issuers. The Portfolio's stock investments may include common stocks, preferred stocks, and convertible securities.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS


     The Fidelity Variable Insurance Products Funds (Fidelity VIP) acts as one of the funding vehicles for the Policy with nine Portfolios available under the
Policy: Fidelity VIP Growth; Fidelity VIP High Income; Fidelity VIP Money Market Portfolio; Fidelity VIP Overseas; Fidelity VIP Asset Manager Portfolio; Fidelity VIP Contrafund(R) Portfolio; Fidelity VIP Index 500 Portfolio; Fidelity VIP Investment Grade Bond Portfolio; Fidelity VIP Growth Opportunities Portfolio. Fidelity VIP is managed by Fidelity Management & Research Company (Investment Manager).


FIDELITY VIP GROWTH PORTFOLIO

     The Fidelity VIP Growth Portfolio seeks to achieve capital appreciation. The Portfolio invests primarily in common stocks.

FIDELITY VIP HIGH INCOME PORTFOLIO


     The Fidelity VIP High Income Portfolio seeks to obtain a high level of current income by investing primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities, while also considering growth of capital. Please refer to the accompanying Fidelity prospectus for a description and explanation of the unique risks associated with investing in high risk, high yielding, lower rated fixed income securities.


FIDELITY VIP MONEY MARKET PORTFOLIO

     The Fidelity VIP Money Market Portfolio seeks to obtain a high level of current income as is consistent with the preservation of capital and liquidity.

FIDELITY VIP OVERSEAS PORTFOLIO

     The Fidelity VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. This Portfolio provides a means for investors to diversify their own Portfolios by participating in companies and economies outside of the United States.




FIDELITY VIP ASSET MANAGER PORTFOLIO

     The Fidelity VIP Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

FIDELITY VIP CONTRAFUND(R) PORTFOLIO

     The Fidelity VIP Contrafund(R) Portfolio seeks capital appreciation by investing in securities of companies whose value the Investment Manager believes is not fully recognized by the public.

FIDELITY VIP INDEX 500 PORTFOLIO

     The Fidelity VIP Index 500 Portfolio seeks a total return which corresponds to that of the Standard & Poor's Composite Index of 500 Stocks.

FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO

     The Fidelity VIP Index 500 Portfolio seeks as high a level of current income as is consistent with the preservation of capital.

FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO

     The Fidelity VIP Growth Opportunities Portfolio seeks capital growth by investing primarily in common stocks.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

     The Goldman Sachs Variable Insurance Trust is an open-end, management investment company offering the following portfolios: Goldman Sachs VIT Capital Growth Fund, Goldman Sachs VIT CORE(SM)* U.S. Equity Fund, and Goldman Sachs VIT Growth and Income Fund.


GOLDMAN SACHS VIT CAPITAL GROWTH FUND

     This Portfolio seeks long-term growth of capital through diversified investments in equity securities of companies that are considered to have long-term capital appreciation potential.

GOLDMAN SACHS VIT CORE(SM)* U.S. EQUITY FUND

     This Portfolio seeks long-term growth of capital and dividend income through a broadly diversified Portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.



GOLDMAN SACHS VIT GROWTH AND INCOME FUND

     This Portfolio seeks long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.

THE MONTGOMERY FUNDS III

     Shares of Montgomery Variable Series: Emerging Markets Fund and Montgomery Variable Series: Growth Fund, Portfolios of The Montgomery Funds III (Montgomery), an open-end investment company, are available under this Policy.

MONTGOMERY VARIABLE SERIES: EMERGING MARKETS FUND

     The investment objective of this Portfolio is capital appreciation, which under normal conditions it seeks by investing at least 65% of its total assets in equity securities of companies in countries having emerging markets. For these purposes, the Portfolio defines an emerging market country as having an economy that is or would be considered by the World Bank or the United Nations to be emerging or developing.

MONTGOMERY VARIABLE SERIES: GROWTH FUND

     The investment objective of this Portfolio is capital appreciation, which under normal conditions it seeks by investing at least 65% of its total assets in the equity securities, usually common stock of domestic companies of all sizes and emphasizes companies having market capitalizations of $1 billion or more.


* CORE(SM) is a service mark of Goldman, Sachs & Co.

SELIGMAN PORTFOLIOS, INC.

     Seligman Portfolios, Inc. (Seligman) currently has fifteen Portfolios, four of which are available under the Policy: Communications and Information; Frontier; Global Technology; and Small-Cap Value. Seligman is a diversified open-end investment company incorporated in Maryland which uses the investment advisory services of J. & W. Seligman & Co. Incorporated, a Delaware corporation.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO (CLASS 1)

     The investment objective of this Portfolio is to produce capital gain. Income is not an objective. The Portfolio seeks to achieve its objective by investing primarily in securities of companies operating in the communications, information and related industries.

SELIGMAN FRONTIER PORTFOLIO (CLASS 1)

     The investment objective of this Portfolio is to produce growth in capital value; income may be considered but will be only incidental to the Portfolio's investment objective. The Portfolio invests primarily in equity securities of smaller companies selected for their growth prospects.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO (CLASS 2)

     This portfolio seeks to achieve long-term capital appreciation by making global investments of at least 65% of its assets in securities of companies with business operations in technology and technology-related industries.

SELIGMAN SMALL-CAP VALUE PORTFOLIO (CLASS 2)

     This portfolio seeks capital appreciation by investing in equity securities of companies with small market capitalization deemed to be value companies by the investment manager.

CHANGE IN INVESTMENT OBJECTIVE

     The investment objective of a Sub-Account may not be changed unless the change is approved, if required, by the Michigan Division of Insurance. A statement of such approval will be filed, if required, with the insurance department of the state in which the Policy is delivered.


                                   THE POLICY

APPLYING FOR A POLICY

     After receiving a completed application from a prospective Policyowner, We will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Policy only after underwriting has been completed. We may reject an application that does not meet Our underwriting guidelines.

     If a prospective Policyowner makes an initial payment of at least one Minimum Monthly Payment, We will provide fixed conditional insurance during underwriting. The fixed conditional insurance will be the insurance applied for, up to a maximum of $500,000, depending on Age and Underwriting Class. This coverage will continue for a maximum of 90 days from the date of the application, and if required, the completed medical exam. If death is by suicide, We will return only the Premium paid.

     If no fixed conditional insurance was in effect, on Policy delivery We will require a sufficient payment to place the insurance in force. If You made payments before the date of Acceptance, We will allocate the payments to the Fixed Account. IF THE POLICY IS NOT ISSUED AND ACCEPTED, THE PAYMENTS WILL BE RETURNED TO YOU WITHOUT INTEREST.

     If the Policy is issued and accepted, We will allocate Your Policy Value on Acceptance according to Your instructions. However, if Your Policy provides for a full refund of payments under its "Right to Examine Policy" provision, We will initially allocate Your Sub-Account investments to the money market Sub-Account

     -    14 days from Acceptance; or

     - 24 days from Acceptance for replacements in states with a 20-day right to examine; or

     - 34 days from Acceptance for California citizens Age 60 and older, who have a 30-day right to examine.

     After this, We will allocate all amounts according to Your investment choices.

RIGHT TO EXAMINE

    You have the right to examine and cancel Your Policy by returning it to the Variable Life Service Center or to one of Our representatives on or before the 10th day after You receive the Policy . There may be a longer period in certain jurisdictions; see the "Right to Examine Policy" provision in Your Policy. If You decide to cancel, the Policy will be void from the Date of Issue.

    If Your Policy provides for a full refund of Premium under its "Right to Examine Policy provision, as required by state law, the Company will mail a refund to You within seven days. We may delay a refund of any payment made by check until the check has cleared Your bank. Where required by state law, however, Your refund will be the GREATER of:

     -    Your entire payment; or

     - the Policy Value PLUS deductions under the Policy or by the Sub-Account for taxes, charges or fees.

If Your Policy does not provide for a full refund, You will receive:

     -    the value in the Fixed Account; plus

     -    the Policy Value in the Variable Account; plus

     - all fees, charges and taxes which have been imposed at the Policy level.

     After an increase in Face Amount, We will mail or deliver to you a right to examine notice for the increase. You will have the right to cancel the increase on or before 10 days after You receive the notice. There may be a longer period in certain jurisdictions; see the "Right to Examine Policy" provision in Your Policy.

     Upon canceling the increase, You will receive a credit to Your Policy Value of the charges deducted for the increase. We will waive any surrender charge computed for the increase.

STATE VARIATIONS

     Any state variations in the Policy are covered in a special policy form for use in that state. This Prospectus provides a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Variable Life Service Center.

CONVERSION PRIVILEGE

     Within 24 months of the Date of Issue or an increase in Face Amount, You can convert Your Policy into a fixed Policy by transferring all Policy Value in the Sub-Accounts to the Fixed Account. The conversion will take effect as of the end of the Valuation Period in which We receive, at Our Variable Life Service Center, notice of the conversion satisfactory to Us. There is no charge for this conversion. We will allocate all future payments to the Fixed Account, unless You instruct Us otherwise.

PAYMENTS

     Payments must be made payable to the Company. Payments may be made by mail to the Variable Life Service Center. All payments after the Policy is issued are credited to the Variable Account or Fixed Account as of the date of receipt at the Variable Life Service Center.

     You may establish a schedule of planned payments. If You do, We will bill You at regular intervals. Making planned payments will not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if You fail to make planned payments. You may make unscheduled payments before the Final Payment Date or skip planned payments. If the Guaranteed Death Benefit Rider is in effect, there are certain minimum payment requirements.

     The Policy does not limit payments as to frequency and number. However, no payment may be less than $100 without Our consent. You may choose to have monthly Premiums automatically collected from Your checking or savings account pursuant to an electronic funds transfer agreement (EFT). Under this method, each month We will deduct payments from Your account and apply them to Your Policy. The minimum automatic payment allowed is $50. Payments must be sufficient such that the Policy Value less any Outstanding Loan must be positive at the end of each Policy month or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT.

     We reserve the right to underwrite if a payment increases the Death Benefit by more than the amount of the payment.

     During the first 48 Policy months following the Date of Issue or an increase in Face Amount, a guarantee may apply to prevent the Policy from lapsing (may vary by state). The guarantee will apply during this period if You make payments that, when reduced by any Outstanding Loan, partial withdrawals and partial withdrawal charges, equal or exceed the required Minimum Monthly Payments. The required Minimum Monthly Payments are based on the number of months:

     -    the Policy has been in force;

     -    an increase in Face Amount has been in force; or

     - any Policy Change that causes a change in the Minimum Monthly Payment has been in force.

    EXCEPT AS STATED ABOVE, MAKING MONTHLY PAYMENTS EQUAL TO THE MINIMUM MONTHLY PAYMENTS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

     Under Death Benefit Option 1 and Death Benefit Option 2, total payments may not exceed the current maximum payment limits under Federal tax law. These limits will change with a change in Face Amount, underwriting reclassifications, the addition or deletion of a rider, or a change between Death Benefit Option 1 and Death Benefit Option 2. Where total payments would exceed the current maximum payment limits, the excess first will be applied to repay any Outstanding Loan. If there are remaining excess payments, any such excess payments will be returned to You. However, We will accept a payment needed to prevent Policy lapse during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

ELECTRONIC FUNDS TRANSFER (EFT)

     You may choose to have monthly payments automatically collected from Your checking or savings account pursuant to an electronic funds transfer agreement plan (EFT). This plan may be terminated by You or Us after 30 days Written Request , or at any time by Us if a payment has not been paid by Your bank. This option is not available on the 29th, 30th or 31st day of each month. There is no charge for this feature.

ALLOCATION OF NET PAYMENTS

     The Net Payment equals the payment made less the Payment Expense Charge. In the application for Your Policy, You decide the initial allocation of the Net Payment among the Fixed Account and the Sub-Accounts. You may allocate payments to one or more of the Sub-Accounts. The minimum amount that You may allocate to a Sub-Account is 1.00% of the Net Payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

     You may change the allocation of future Net Payments by Written Request or telephone request. You have the privilege to make telephone requests, unless You elected not to have the privilege on the application. The policy of the Company and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. The Company will employ reasonable methods to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone requests are tape-recorded.

     An allocation change will take effect on the date of receipt of the notice at the Variable Life Service Center. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.

     The Policy Value in the Sub-Accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the Death Benefit. Please review Your allocations of payments and Policy Value as market conditions and Your financial planning needs change.

TRANSFERS

TRANSFER PRIVILEGE

     While the Insured is still living and the Policy is in force, You may transfer amounts between the Fixed Account and the Sub-Accounts or among the Sub-Accounts, on request. Currently, the first 12 transfers in a Policy year are free. We reserve the right to limit the number of free transfers in a Policy year to six. After that, We will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but the charge will never exceed $25. This charge reimburses Us for the administrative costs of processing the transfer. Transfers are processed based on unit values next determined after We receive a transfer request.

     Each of the following transfers of Policy Value from the Sub-Accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Policy year:

     - a conversion within the first 24 months from the Date of Issue or increase in Face Amount;

     -    a transfer to the Fixed Account to secure a loan;

     -    a reallocation of Policy Value within 20 days of the Date of Issue; or

     -    Dollar-Cost Averaging and Account Rebalancing.

     The transfer privilege is subject to Our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

     -    minimum amount that may be transferred;

     - minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account;

     -    minimum period between transfers involving the Fixed Account; or

     -    maximum amounts that may be transferred from the Fixed Account.

     Transfers to and from the Fixed Account are currently permitted subject to the following restrictions:

     - the amount transferred from the Fixed Account in each transfer does not exceed the lesser of $100,000 or 25% of the Policy Value.

     - You make only one transfer involving the Fixed Account in each Policy quarter.

These rules are subject to change by the Company.

     We cannot guarantee that a Sub-Account or shares of a Portfolio will always be available. If You request an amount in a Sub-Account or the Fixed Account be transferred to a Sub-Account at a time when the Sub-Account or underlying Portfolio is unavailable, We will not process Your transfer request.

     This request will not be counted as a transfer for purposes of determining the number of free transfers executed in a year. The Company reserves the right to change its minimum transfer amount requirements.

     Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Sub-Accounts. If a pattern of excessive trading by a Policyowner or the Policyowner's agent develops, We reserve the right not to process the transfer request. If Your request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed.

DOLLAR COST AVERAGING

     You may choose to automatically transfer specific dollar amounts, of at least $100, from any Sub-Account or the Fixed Account (either one a "disbursement account") to any other Sub-Account(s) or the Fixed Account on a periodic basis. Transfers are subject to Our administrative procedures and the restrictions in "Transfer Privilege" stated above.

     Dollar Cost Averaging (DCA) is a long-term investment method which provides for regular, level investments over time. We make no representation or guarantee that DCA will result in a profit or protect against loss. You should first discuss this (as You would all other investment strategies) with Your registered representative.

     To initiate DCA, We must receive Your Written Request on Our form. Once elected, transfers will be processed until one of the following occurs:

     -    the entire value of the disbursement account is completely depleted;

     -    We receive Your written revocation of DCA; or

     -    We discontinue this service.

     We reserve the right to change Our procedures or to discontinue DCA for any reason upon 30 days written Request to You.

     DCA transfers may be made on a monthly, quarterly, semi-annual or annual schedule. You may request the day of the month on which the automatic transfers will occur (the transfer date"). This option is not available on the 29th, 30th or 31st day of each month. If You do not choose a transfer date, the transfer date will be the 15th of the scheduled month. However, if the transfer date is not a business day, the automatic transfer will be processed on the next business day. Each automatic transfer is free, and will not reduce the remaining number of transfers that are free in a Policy year.

ACCOUNT REBALANCING

     Account Rebalancing (rebalancing) is an investment strategy in which Your Policy Value, in the Sub-Accounts only, is reallocated back to its original portfolio allocation. Rebalancing is performed regardless of changes in individual portfolio values from the time of the last rebalancing. It is executed on a monthly, quarterly, semi-annual or annual basis. We make no representation or guarantee that rebalancing will result in a profit, protect You against loss or ensure that You meet Your financial goals. To initiate rebalancing, We must receive Your Written Request. Participation in rebalancing is voluntary and can be modified or discontinued at any time by You, per Your Written Request. Account Rebalancing is not available for the Fixed Account.

     Once elected, We will continue to perform rebalancing until We are instructed otherwise. We reserve the right to change Our procedures or discontinue offering rebalancing for any reason upon 30 days Written Request to You. This option is not available on the 29th, 30th or 31st day of each month. There is no charge for this feature.

DEATH BENEFIT

GUIDELINE MINIMUM DEATH BENEFIT

     In order to qualify as "life insurance" under the Federal tax laws, this Policy must provide a Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit is determined as of the date of death of the Insured. If Death Benefit Option 1 or Death Benefit Option 2 is in effect, the Guideline Minimum Death Benefit is obtained by multiplying the Policy Value by a percentage factor for the Insured's attained age, as shown in the Table in APPENDIX A. If Death Benefit Option 3 is in effect, the Guideline Minimum Death Benefit is obtained by multiplying the Policy Value by a percentage for the Insured's attained age, sex, and Underwriting Class, as set forth in the Policy.

     Guideline Minimum Death Benefit Table in APPENDIX A is used when Death Benefit Option 1 or Death Benefit Option 2 is in effect. The Guideline Minimum Death Benefit Table in APPENDIX A reflects the requirements of the "Guideline Premium/Guideline Death Benefit" test set forth in the Federal tax laws. Guideline Minimum Death Benefit factors are set forth in the Policy when Death Benefit Option 3 is in effect. These factors reflect the requirements of the "Cash Value Accumulation" test set forth in the Federal tax laws. The Guideline Minimum Death Benefit factors will be adjusted to conform to any changes in the tax laws. For more information, see "Election Of Death Benefit Options", below.

NET DEATH BENEFIT

     If the Policy is in force on the Insured's death, We will, with Due Proof of Death, pay the Net Death Benefit to the named Beneficiary. We will normally pay the Net Death Benefit within seven days of receiving Due Proof of Death, but We may delay payment of Net Death Benefits. See "Delay of Payments." The Beneficiary may receive the Net Death Benefit in a lump sum or under a payment option We offer at that time. See APPENDIX C -- PAYMENT OPTIONS.

     The Net Death Benefit depends on the current Face Amount and the Death Benefit Option that is in effect on the date of death. Before the Final Payment Date, the Net Death Benefit is:

     - the Death Benefit provided under Death Benefit Option 1, Death Benefit Option 2, or Death Benefit Option 3, whichever is in effect on the date of death; plus

     -    any other insurance on the Insured's life that is provided by rider;
          minus

     - any Outstanding Loan, any partial withdrawals, partial withdrawal charges, and due and unpaid Monthly Deductions through the Policy month in which the Insured dies.

     After the Final Payment Date, if the Guaranteed Death Benefit Rider is not in effect, the Net Death Benefit is:

     -    the Policy Value; minus

     -    any Outstanding Loan.


In most states, We will compute the Net Death Benefit on the date of the death of the Insured.

ELECTION OF DEATH BENEFIT OPTIONS


     Federal tax law requires a Guideline Minimum Death Benefit in relation to Policy Value for a Policy to qualify as life insurance. Under current Federal tax law, either the Guideline Premium Test or the Cash Value Accumulation Test can be used to determine if the Policy complies with the definition of "life insurance" under the Code. At the time of application, You may elect either of the tests. You may not change tests. If You elect the Guideline Premium Test, You will have the choice of electing Death Benefit Option 1 or Death Benefit Option 2. If You elect the Cash Value Accumulation Test, Death Benefit Option 3 must apply.


     Guideline Premium Test and Cash Value Accumulation Test -- There are two main differences between the Guideline Premium Test and the Cash Value Accumulation Test. First, the Guideline Premium Test limits the amount of Premium that may be paid into a Policy, while no such limits apply under the Cash Value Accumulation Test. Second, the factors that determine the Guideline Minimum Death Benefit relative to the Policy Value are different. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING BETWEEN THE GUIDELINE PREMIUM TEST AND THE CASH VALUE ACCUMULATION TEST AND IN CHOOSING A DEATH BENEFIT OPTION.

     The Guideline Premium Test limits the amount of Premiums payable under a Policy to a certain amount for an Insured of a particular age, sex, and Underwriting Class. Under the Guideline Premium Test, You may choose between Death Benefit Option 1 or Death Benefit Option 2, as described below. After issuance of the Policy, You may change the selection from Death Benefit Option 1 to Death Benefit Option 2, or vice versa.

     The Cash Value Accumulation Test requires that the Death Benefit must be sufficient so that the Cash Surrender Value does not at any time exceed the Net Single Premium required to fund the future benefits under the Policy. Under the Cash Value Accumulation Test, required increases in the Guideline Minimum Death Benefit (due to growth in Policy Value) will generally be greater than under the Guideline Premium Test. If You choose the Cash Value Accumulation Test, only Death Benefit Option 3 is available. You may not switch to or from Death Benefit Option 3.

DEATH BENEFIT OPTION 1 -- LEVEL GUIDELINE PREMIUM TEST

     Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Guideline Minimum Death Benefit, as set forth in "Table A" in APPENDIX A. The Death Benefit will remain level unless the Guideline Minimum Death Benefit is greater than the Face Amount, in which case the Death Benefit will vary as the Policy Value varies.

    Death Benefit Option 1 will offer the best opportunity for the Policy Value to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

DEATH BENEFIT OPTION 2 -- ADJUSTABLE GUIDELINE PREMIUM TEST

     Under Option 2, the Death Benefit is equal to the greater of (1) the Face Amount plus the Policy Value or (2) the Guideline Minimum Death Benefit, as set forth in "Table A" in APPENDIX A. The Death Benefit will vary as the Policy Value changes, but will never be less than the Face Amount.

     Death Benefit Option 2 will offer the best opportunity to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Policy Value, and will decrease whenever there is a decrease in the Policy Value. The Death Benefit will never go below the Face Amount.

DEATH BENEFIT OPTION 3 -- LEVEL CASH VALUE ACCUMULATION TEST

     Under Option 3, the Death Benefit will equal the greater of (1) the Face Amount or (2) the Policy Value multiplied by the applicable factor as set forth in the Policy. The applicable factor depends upon the Underwriting Class, sex (unisex if required by law), and then-attained age of the Insured. The factors decrease slightly from year to year as the attained age of the Insured increases.

     Death Benefit Option 3 will offer the best opportunity for an increasing Death Benefit in later Policy years and/or to fund the Policy at the "seven-pay" limit in each of the first seven years following policy issue or a material change. The "seven pay" limit refers to the maximum payment that can be made in each of the first seven years so that the Policy is not classified as a Modified Endowment Contract. Please see "Modified Endowment Contracts" under FEDERAL TAX STATUS. When the Policy Value multiplied by the applicable Death Benefit factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Policy Value, and will decrease whenever there is a decrease in the Policy Value. However, the Death Benefit will never go below the Face Amount.

ALL DEATH BENEFIT OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.

EXAMPLES

     For the purposes of the following examples, assume that the Insured is under the Age of 40, and that there is no Outstanding Loan.

     Example using Death Benefit Option 1 -- Under Option 1, a Policy with a $100,000 Face Amount will have a Death Benefit of $100,000. However, because the Death Benefit must be equal to or greater than 250% of Policy Value (from APPENDIX A), if the Policy Value exceeds $40,000 the Death Benefit will exceed the $100,000 Face Amount. In this example, each dollar of Policy Value above $40,000 will increase the Death Benefit by $2.50.

A Policy with a Policy Value of:

     - $50,000 will have a Guideline Minimum Death Benefit of $125,000 (e.g., $50,000 X 2.50);

     - $60,000 will produce a Guideline Minimum Death Benefit of $150,000 (e.g., $60,000 X 2.50);

     - $75,000 will produce a Guideline Minimum Death Benefit of $187,500 (e.g., $75,000 X 2.50).

     Similarly, if Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $150,000 to $125,000. However, the Death Benefit will never be less than the Face Amount of the Policy.

     The Guideline Minimum Death Benefit Factor becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185% (from APPENDIX A). The Death Benefit would be greater than $100,000 Face Amount when the Policy Value exceeds $54,054 (rather than $40,000), and each dollar then added to or taken from Policy Value would change the Death Benefit by $1.85.

     Example using Death Benefit Option 2 -- Under Option 2, assume that the Insured is under the Age of 40 and that there is no Outstanding Loan. The Face Amount of the Policy is $100,000.

     Under Death Benefit Option 2, a Policy with a Face Amount of $100,000 will produce a Death Benefit of $100,000 plus Policy Value.

     A Policy with Policy Value of:

     -    $10,000 will produce a Death Benefit of $110,000 (e.g., $100,000 +
          $10,000);

     -    $25,000 will produce a Death Benefit of $125,000 (e.g., $100,000 +
          $25,000);

     -    $50,000 will produce a Death Benefit of $150,000 (e.g., $100,000 +
          $50,000).

     However, the Guideline Minimum Death Benefit must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $66,667, 250% of the Policy Value will be Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit will be greater than the Face Amount plus Policy Value. In this example, each dollar of Policy Value above $66,667 will increase the Death Benefit by $2.50.

     If the Policy Value is:

     - $70,000, the Guideline Minimum Death Benefit will be $175,000 (e.g., $70,000 X 2.50);

     - $80,000, the Guideline Minimum Death Benefit will be $200,000 (e.g., $80,000 X 2.50);

     - $90,000, the Guideline Minimum Death Benefit will be $225,000 (e.g., $90,000 X 2.50).

     Similarly, if Policy Value exceeds $66,667, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $70,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. However, the Death Benefit will be the Face Amount PLUS Policy Value when the Guideline Minimum Death Benefit is less than the Face Amount plus the Policy Value.

     The Guideline Minimum Death Benefit Factor becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Death Benefit must be at least 185% of the Policy Value. The Death Benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,667). Each dollar added to or subtracted from the Policy would change the Death Benefit by $1.85.

     Example using Death Benefit Option 3 -- In this example assume that the Insured is a male, Age 35, preferred non-tobacco and that there is no Outstanding Loan. The Guideline Minimum Death Benefit Factor, for this example, would be 437%.

     Under Death Benefit Option 3, a Policy with a Face Amount of $100,000 will have a Death Benefit of $100,000. However, because the Death Benefit must be equal to or greater than 437% of Policy Value (in Policy year 1), if the Policy Value exceeds $22,883 the Death Benefit will exceed the $100,000 Face Amount. In this example, each dollar of Policy Value above $22,883 will increase the Death Benefit by $4.37.

     A Policy with a Policy Value of:

     -    $50,000 will produce a Death Benefit of $218,500 ($50,000 X 4.37);

     -    $60,000 will produce a Death Benefit of $262,200 ($60,000 X 4.37);

     -    $75,000 will produce a Death Benefit of $327,750 ($75,000 X 4.37).

     Similarly, if Policy Value exceeds $22,883, each dollar taken out of Policy Value will reduce the Death Benefit by $4.37. If, for example, the Policy Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges, or negative investment performance, the Death Benefit will be reduced from $262,200 to $218,500. If, however, the product of the Policy Value times the applicable percentage is less than the Face Amount, the Death Benefit will equal the Face Amount.

     The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than 35), the applicable percentage would be 270% (in Policy year 1). The Death Benefit would not exceed the $100,000 Face Amount unless the Policy Value exceeded $37,037 (rather than $22,883), and each dollar then added to or taken from Policy Value would change the Death Benefit by $2.70.

CHANGING BETWEEN DEATH BENEFIT OPTION 1 AND DEATH BENEFIT 2

     You may change between Death Benefit Option 1 and Death Benefit Option 2 once each Policy year by Written Request. (By law, You may not change from Death Benefit Option 3 to Death Benefit Option 1 or to Death Benefit Option 2, or vice versa). Changing options may require Evidence of Insurability. The change takes effect as of the Monthly Processing Date on or following the date of underwriting approval. We will impose no charge for changes in Death Benefit options. Changes in Death Benefit Options may have tax consequences. You should consult a tax advisor before making such a change.

CHANGE FROM DEATH BENEFIT OPTION 1 TO DEATH BENEFIT OPTION 2.

     If You change from Death Benefit Option 1 to Death Benefit Option 2, We will decrease the Face Amount to equal:

     -    the Death Benefit; minus

     -    the Policy Value as of the date of the change.

     The change may not be made if the Face Amount would fall below $50,000. After the change from Death Benefit Option 1 to Death Benefit Option 2, future cost of insurance charges may be higher or lower than if no change in option had been made. However, the Net Amount at Risk will always equal the Face Amount, unless the Guideline Minimum Death Benefit applies.

CHANGE FROM DEATH BENEFIT OPTION 2 TO DEATH BENEFIT OPTION 1.

     If You change from Death Benefit Option 2 to Death Benefit Option 1, We will increase the Face Amount by the Policy Value as of the date of the change. The Death Benefit will be the greater of:

     -    the new Face Amount; or

     -    the Guideline Minimum Death Benefit under Death Benefit Option 1.

     After the change from Death Benefit Option 2 to Death Benefit Option 1, an increase in Policy Value will reduce the Net Amount at Risk and the cost of insurance charge. A decrease in Policy Value will increase the Net Amount at Risk and the cost of insurance charge.

     A change in Death Benefit option may result in total payments exceeding the then current maximum payment limitation under Federal tax law. Where total payments would exceed the current maximum payment limits, the excess first will be applied to repay any Outstanding Loan. If there are remaining excess payments, any such excess payments will be returned to You. However, We will accept a payment needed to prevent Policy lapse during a Policy year.

     A change from Death Benefit Option 2 to Death Benefit Option 1 within five Policy years of the Final Payment Date will terminate a Guaranteed Death Benefit Rider.

GUARANTEED DEATH BENEFIT RIDER (NOT AVAILABLE IN ALL STATES)

    An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. If this Rider is in effect, the Company:

     - guarantees that Your Policy will not lapse regardless of the investment performance of the Variable Account; and

     -    provides a guaranteed Net Death Benefit.

     In order to maintain the Guaranteed Death Benefit Rider, the minimum premium payment tests shown below must be met on each Policy Anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the rider is elected. Certain transactions, including taking any preferred loans, taking partial withdrawals, underwriting reclassifications, changing the Face Amount, and changing the Death Benefit option, can result in the termination of the rider. If this rider is terminated, it cannot be reinstated.

     Guaranteed Death Benefit Tests. While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

     1. within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the Premiums paid, less any outstanding loan, partial withdrawals and withdrawal charges, must be greater than the Minimum Monthly Payment multiplied by the number of months which have elapsed since the relevant Date of Issue; and

     2. on each Policy Anniversary, (a) must exceed (b), where, since the Date of Issue:

          (a) is the sum of Your payments, less any withdrawals, partial withdrawal charges and outstanding loan which is classified as a preferred loan; and

          (b) is the sum of the minimum Guaranteed Death Benefit Premiums, as shown on the Policy Details page of the Policy.

GUARANTEED DEATH BENEFIT

     If the Guaranteed Death Benefit Rider is in effect on the Final Payment Date, a guaranteed Death Benefit will be provided as long as the rider is in force. The Death Benefit will be the greater of:

     -    the Face Amount as of the Final Payment Date; or

     - the Policy Value as of the date Due Proof of Death is received by the Company.

TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER

     The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

     -    foreclosure of any Outstanding Loan; or

     - the date on which the sum of Your payments less withdrawals and preferred loans does not meet or exceed the applicable Guaranteed Death Benefit test (above); or

     -    any Policy Change that results in a negative guideline level premium;
          or

     - the effective date of a change from Death Benefit Option 2 to Death Benefit Option 1, if such changes occur within 5 Policy years of the Final Payment Date; or

     - a request for a partial withdrawal or preferred loan is made after the Final Payment Date.

     It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Processing Date following the date the rider terminates.

CHANGE IN FACE AMOUNT

     You may increase or decrease the Face Amount by Written Request. An increase or decrease in the Face Amount takes effect as of the later of:

     - the Monthly Processing Date on or next following the date of receipt of Your Written Request; or

     - the date of approval of Your Written Request, if Evidence of Insurability is required.

     A change in a Policy's Face Amount may have tax consequences. You should consult a tax advisor before making such a change.

INCREASES

     You must submit with Your Written Request for an increase satisfactory Evidence of Insurability. The consent of the Insured is also required whenever the Face Amount is increased. An increase in Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 85. A Written Request for an increase must include a payment if the Policy Value less outstanding loan is less than the sum of three Minimum Monthly Payments.

     We will also compute a new surrender charge and a monthly expense charge based on the amount of the increase. An increase in the Face Amount will increase the Net Amount at Risk and, therefore, the cost of insurance charges.

     After increasing the Face Amount, You will have the right, during a right to examine period, to have the increase canceled. See "Right to Examine" under THE POLICY. If You exercise this right, We will credit to Your Policy the charges deducted for the increase.

DECREASES

     You may decrease the Face Amount by Written Request. The minimum amount for a decrease in Face Amount is $10,000. The minimum Face Amount required after a decrease is $50,000. If You have chosen the Guideline Premium Test and the Policy would not comply with the maximum payment limitations under Federal tax law; and if You have previously made payments in excess of the amount allowed for the lower Face Amount, then the excess payments will first be used to repay any Outstanding Loan. If there are any remaining excess payments, We will pay any such excess to You. A return of Policy Value may result in tax liability to You.

     A decrease in the Face Amount will lower the Net Amount at Risk and, therefore, the cost of insurance charges. In computing the cost of insurance charge, a decrease in the Face Amount will reduce the Face Amount in the following order:

     -    the Face Amount provided by the most recent increase;

     -    the next most recent increases successively; and

     -    the initial Face Amount.

     On a decrease in the Face Amount, We will deduct from the Policy Value, if applicable, any surrender charge. You may allocate the deduction to one Sub-Account. If You make no allocation, We will make a Pro-rata Allocation. We will reduce the surrender charge by the amount of any surrender charge deducted.

POLICY VALUE

     The Policy Value is the total value of Your Policy. It is the sum of:

     -    Your accumulation in the Fixed Account; plus

     -    the value of Your Units in the Sub-Accounts.

     There is no guaranteed minimum Policy Value. Policy Value on any date depends on variables that cannot be predetermined.

     Your Policy Value is affected by the:

     -    frequency and amount of Your Net Payments;

     -    interest credited in the Fixed Account;

     -    investment performance of Your Sub-Accounts;

     -    partial withdrawals;

     - any Outstanding Loan, loan repayments and loan interest paid or credited;

     -    charges and deductions under the Policy; and

     -    the Death Benefit option.

     Computing Policy Value -- We compute the Policy Value on the Date of Issue and on each Valuation Day. As of the Date of Issue, the Policy Value is:

     -    the amount of the Premium allocated to the Fixed Account; plus

     - the amount of the Premium allocated to the money market Sub-Account (if Your Policy provides for a full refund of Premium) or to the Variable Account.; minus

     -    the Monthly Deduction due; minus

     -    any other applicable charges.

   On each Valuation Day after the Date of Issue, the Policy Value is the sum of:

     -    the value in the Fixed Account; plus

     -    the value in the Variable Account.

SUB-ACCOUNTS

     The Variable Account consists of Sub-Accounts. Your Policy Value will vary if all or part of it is invested in the Sub-Accounts Each Sub-Account invests exclusively in shares of a corresponding Fund. Shares of a Fund are purchased and redeemed for a Sub-Account at their net asset value. Any amounts of income, dividends and gains distributed from the shares of a Fund are reinvested in additional shares of that Fund at net asset value.

     The dollar amounts of values and benefits of this Policy provided by the Variable Account depend on the investment performance of the Sub-Accounts selected by the Policyowner. We do not guarantee the investment performance of the Sub-Accounts. Policyowners bear the full investment risk for Sub-Account Values.

     We reserve the right, when the law allows, to change the name of the Variable Account or any Sub-Account. You will find a list in Your application of the Sub-Accounts in which You first chose to invest.

SUB-ACCOUNT VALUE

    The Sub-Account Value as of the Date of Issue is equal to the amount of the initial Net Payment allocated to that Sub-Account. On subsequent Valuation Days the Sub-Account Value for any particular Sub-Account is:

     -    Net Payments allocated to that Sub-Account; plus

     - Policy Value transferred to that Sub-Account from another Sub-Account or the Fixed Account; minus

     - partial withdrawals from that Sub-Account, including any applicable partial withdrawal charges; minus

     - transfers from that Sub-Account, including any applicable transfer charges; minus

     - any transaction charges allocated to that Sub-Account for changes in the Face Amount; minus

     - if the Valuation Day is the Monthly Processing Date, the portion of the Monthly Deduction allocated to that Sub-Account;

     - adjusted by any interest income, dividends, and net capital gains or losses, realized or unrealized.

UNITS

     For each Sub-Account, Net Payments allocated to a Sub-Account or amounts of Policy Value transferred to a Sub-Account are converted into Units. The number of Units credited to a policy is determined by dividing the dollar amount directed to each Sub-Account by the value of the Unit for that Sub-Account for the Valuation Day on which the Net Payments or transferred amount is invested in the Sub-Account. Therefore, Net Payments allocated to or amounts transferred to a Sub-Account under a Policy increase the number of Units of that Sub-Account credited to the Policy.

     Certain events will reduce the number of Units of a Sub-Account credited to a Policy. Withdrawals or transfers of Sub-Account Value from a Sub-Account will result in the cancellation of the appropriate number of Units of that Sub-Account as will: surrender of the Policy; payment of the Death Benefit proceeds; and the deduction of the Monthly Deduction. Units are cancelled as of the end of the Valuation Period in which we receive notification in writing regarding the event.

UNIT VALUE

     The Unit values for each Sub-Account were arbitrarily set initially at $10 when that Sub-Account began operations. Thereafter, the Unit value at the end of every Valuation Day is the Unit value at the end of the previous Valuation Day times the net investment factor as described below. The Sub-Account Value is determined as of any Valuation Day by multiplying the number of Units attributable to the Policy in that Sub-Account by the value of the Unit for that Sub-Account on that day.

NET INVESTMENT FACTOR

    The Net Investment Factor is an index applied to measure the investment performance of Units of a Sub-Account from one Valuation Period to the next. The Net Investment Factor for any Sub-Account for any Valuation Period is determined by dividing 1 by 2 where:

     1.   is the result of:

          a. the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

          b. the per share amount of any dividend or capital gain distributions made by the Fund held in the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

          c. a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Sub-Account.

     2. is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

PAYMENT OPTIONS

     The Net Death Benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. See APPENDIX C -- PAYMENT OPTIONS. These payment options also are available at the Final Payment Date or if the Policy is surrendered. If no election is made, We will pay the Net Death Benefit in a lump sum.

OPTIONAL INSURANCE BENEFITS

     You may add optional insurance benefits to the Policy by rider, as described in APPENDIX B -- OPTIONAL INSURANCE BENEFITS. The cost of certain optional insurance benefits becomes part of the Monthly Deduction.

SURRENDER

     You may surrender the Policy and receive its Cash Surrender Value as long as the Policy is in force and the Insured is living on the date We receive Your Written Request in our Variable Life Service Center.

     We will compute the Cash Surrender Value as of the Valuation Day on which We receive the Policy with a Written Request for surrender. We will deduct a surrender charge if You surrender the Policy on or before the last day of the 9th Policy year from the Date of Issue or increase in Face Amount. See "Surrender Charge" under CHARGES AND DEDUCTIONS.

     The Cash Surrender Value may be paid in a lump sum or under a payment option then offered by Us. See APPENDIX C -- PAYMENT OPTIONS. We will normally pay the Cash Surrender Value within seven days following Our receipt of the Written Request. We may delay benefit payments under the circumstances described in "Delay of Payments" in this section.

     For important tax consequences of surrender, see FEDERAL TAX STATUS.

PARTIAL WITHDRAWAL

     After the first Policy year, You may withdraw part of the Cash Surrender Value of Your Policy upon Written Request. Your Written Request must state the dollar amount You wish to receive. You may allocate the amount withdrawn among the Sub-Accounts and the Fixed Account. If You do not provide allocation instructions, We will make a Pro-rata Allocation. Each partial withdrawal must be at least $200. We will not allow a partial withdrawal if it would reduce the Face Amount under Death Benefit Options 1 or 3 below $40,000. The maximum amount of a partial withdrawal is the Cash Surrender Value less the greater of $500 or three Monthly Deductions.

     A partial withdrawal is considered a preferred partial withdrawal when the withdrawal amount and the sum of the prior withdrawal amounts in the same Policy year do not exceed 10% of the Policy Value as of the beginning of the Policy year.

     A partial withdrawal, unless it is a preferred partial withdrawal, will reduce the Face Amount under both Death Benefit Options 1 and 3. The Face Amount reductions will be made in the following order: (1) against the most recent increase in Face Amount, (2) against the next most recent increases in Face Amount in succession, and (3) against the Face Amount under the original application.

     On a partial withdrawal, We will cancel the number of Units of designated Sub-Accounts equal in value to the amount withdrawn. The amount withdrawn will be the amount You requested plus the partial withdrawal charges. See "Partial Withdrawal Charges" under CHARGES AND DEDUCTIONS. We will normally pay the partial withdrawal within seven days following Our receipt of Written Request. We may delay payment as described "Delay of Payments" below.

     For important tax consequences of partial withdrawals, see FEDERAL TAX STATUS.

DELAY OF PAYMENTS

     Amounts payable from the Variable Account for surrender, partial withdrawals, Net Death Benefit, Policy loans and transfers may be postponed whenever:

     - the New York Stock Exchange is closed other than customary weekend and holiday closings;

     -    the SEC restricts trading on the New York Stock Exchange; or

     - the SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the Variable Account's net assets.

     We may delay paying any amounts derived from payments You made by check until the check has cleared Your bank.


    If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.


     We reserve the right to defer amounts payable from the Fixed Account. This delay may not exceed six months from the day We receive Your Written Request and, if it is required, Your Policy. Interest will accrue from the date the proceeds become payable to the date of payment, but not for more than six months, at an annual rate of 3%, or the rate and time required by law, if greater.


                             CHARGES AND DEDUCTIONS


     The following charges will apply to Your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if You choose certain options under the Policy. The fees and charges deducted may result in a profit to us.


DEDUCTIONS FROM PAYMENTS

     From each payment, We will deduct a Payment Expense Charge of 6.00%, which is composed of the following:

     -    Premium tax charge of 2.00% currently

     -    Deferred Acquisition Costs (DAC tax) charge of 1.00%

     -    Front-end sales load charge of 3.00%


     The 2.00% premium tax charge approximates Our average expenses for state and local premium taxes. Premium taxes vary, ranging from 0.0% to more than 4.00%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. The 1.00% DAC tax deduction helps reimburse Us for approximate expenses incurred from federal taxes for deferred acquisition costs (DAC taxes) of the Policies. We deduct the 3.00% front-end sales load charge from each payment to partially compensate Us for Policy sales expenses.


     We reserve the right to increase or decrease the premium tax deduction or DAC tax deduction to reflect changes in Our expenses for premium taxes or DAC taxes. The 3.00% front-end sales load charge will not change, even if sales expenses change.

MONTHLY DEDUCTION

     Before the Final Payment Date on each Monthly Processing Date, We will take a Monthly Deduction from Your Policy Value. You may allocate the Monthly Deduction among any number of Sub-Accounts and/or the Fixed Account. If You make no allocation, or if the Sub-Accounts and/or the Fixed Account You choose do not have sufficient Policy Value to cover the Monthly Deduction, We will make a Pro-rata Allocation of the deduction among the remaining Sub-Accounts.

     The following charges comprise the Monthly Deduction:

MONTHLY EXPENSE CHARGE

     The Monthly Expense Charge will be charged on the Monthly Processing Date for the first ten years after issue and a new monthly expense charge will also be applied for the first ten years after an increase in Face Amount. This charge reimburses the Company for underwriting and acquisition costs. The charge is set at issue based on the age, sex, and Underwriting Class of the Insured for each $1,000 of the Policy's Face Amount. If You increase the Face Amount, the Monthly Expense Charge attributable to the increase is set based on the age, sex, and Underwriting Class of the Insured at the time of the increase for each $1,000.00 of increased Face Amount. To see the maximum Monthly Expense Charge per $1,000 of the Policy's Face Amount, see APPENDIX G -- MAXIMUM MONTHLY EXPENSE CHARGES.

MONTHLY ADMINISTRATION FEE


     A deduction of $7.50 will be taken from the Policy Value on each Monthly Processing Date up to the Final Payment Date to reimburse the Company for expenses related to issuance and maintenance of the Policy.


MONTHLY MORTALITY AND EXPENSE RISK CHARGE

     This charge is currently equal to an annual rate of 0.35% of the Policy Value in each Sub-Account for the first 10 Policy years and an annual rate of 0.10% for Policy year 11 and later. The charge is based on the Policy Value in the Sub-Accounts as of the prior Monthly Processing Date. This charge is not assessed in whole or in part against the Fixed Account. The Company may increase this charge, subject to state and federal law, to an annual rate of 0.60% of the Policy Value in each Sub-Account for the first 10 Policy years and an annual rate of 0.30% for Policy year 11 and later. The charge is continued after the Final Payment Date.

     This charge compensates Us for assuming mortality and expense risks for variable interests in the Policies. The mortality risk We assume is that Insureds may live for a shorter time than anticipated. If this happens, We will pay more Net Death Benefits than anticipated. The expense risk We assume is that the expenses incurred in issuing and administering the Policies will exceed those compensated by the administrative charges in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, We will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to Us. If the charge provides Us with a profit, the profit will be available for Our use to pay distribution, sales and other expenses.

MONTHLY RIDER CHARGES

     Rider Charges will vary depending upon the riders selected, and by the sex, age, and Underwriting Class of the Insured under the rider. Please see APPENDIX B -- OPTIONAL INSURANCE BENEFITS.

COST OF INSURANCE CHARGES

     Before the Final Payment Date, We will deduct a cost of insurance charge from Your Policy Value. This charge is the cost for insurance protection under the Policy. The amount of the charge is equal to a current cost of insurance rate multiplied by the Net Amount at Risk.

     The Policy's cost of insurance rates will not exceed certain guaranteed rates shown on the Policy Details page of the Policy. The guaranteed rates are no greater than certain 1980 Commissioners Standard Ordinary Mortality Tables. These rates are based on the Age and Underwriting Class of the Insured. They are also based on the sex of the Insured, except that unisex rates are used where appropriate under applicable law, and in Policies purchased by employers and employee organizations in connection with employment related insurance or benefit programs. The cost of insurance rate generally increases with the Age of the Insured.

     We currently place Insureds into preferred Underwriting Classes, standard Underwriting Classes and non-standard Underwriting Classes. The Underwriting Classes, other than preferred, are also divided into two categories: tobacco and non-tobacco. We will place an Insured under Age 18, at the Date of Issue, in a standard or non-standard Underwriting Class. The Insured will be placed in the tobacco category at Age 18 unless We receive satisfactory evidence that the Insured is eligible to receive the non-tobacco category. Prior to the Insured's Age 18, We will give You notice of how the Insured may be classified as non-tobacco.

     We compute the cost of insurance rate separately for the initial Face Amount and for any increase in Face Amount. However, if the Insured's Underwriting Class improves on an increase, the Underwriting Class improvement will apply to the total Face Amount.

     We deduct the cost of insurance charge on each Monthly Processing Date starting with the Date of Issue. We will deduct no cost of insurance charges on or after the Final Payment Date.

     Initial Face Amount. For the initial Face Amount under Death Benefit Option 1 and Death Benefit Option 3, the cost of insurance charge is the product of:

     -    the cost of insurance rate; times

     -    the difference between:

     -    the initial Face Amount; and

     -    the Policy Value at the beginning of the Policy month.

     For the initial Face Amount under Death Benefit Option 2, the cost of insurance charge is the product of:

     -    the cost of insurance rate; times

     -    the initial Face Amount.

     Increases in Face Amount. For each increase in Face Amount under Death Benefit Option 1 or Death Benefit Option 3, the cost of insurance charge is the product of:

     -    the cost of insurance rate for the increase; times

     -    the difference between:

     -    the increase in Face Amount; and

     - any Policy Value in excess of the initial Face Amount at the beginning of the Policy month and not allocated to a prior increase.

     For each increase in Face Amount under Death Benefit Option 2, the cost of insurance charge is the product of:

     -    the cost of insurance rate for the increase; times

     -    the increase in Face Amount.

     If the Guideline Minimum Death Benefit is in effect, We will compute a cost of insurance charge for that part of the Death Benefit subject to the Guideline Minimum Death Benefit that exceeds the current Death Benefit not subject to the Guideline Minimum Death Benefit.

     We will adjust the cost of insurance charge for any decreases in Face Amount. See "Change in Face Amount: Decreases" under THE POLICY. We expect to profit from the cost of insurance charge and may use these profits for any lawful purpose, including covering distribution expenses.

FUND EXPENSES

     Each Portfolio is responsible for all of its operating expenses. In addition, fees for investment advisory services and operating expenses are deducted and paid daily at an annual rate from each Portfolio as a percentage of the daily net assets of the Portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. You pay these fees and expenses indirectly. The Prospectus for each Fund provides more information concerning the investment advisory fee, other charges assessed against the Portfolio(s) each Fund offers, and the investment advisory services provided to such Portfolio(s).

     No charges are currently made against the Sub-Accounts for federal or state income taxes. Should income taxes be imposed, We may make deductions from the Sub-Accounts to pay the taxes. See FEDERAL TAX STATUS.

SURRENDER CHARGE

     The Company will assess a surrender charge on a surrender, a decrease in Face Amount, or any partial withdrawal exceeding the preferred partial withdrawal, for up to 10 years from Date of Issue of the Policy or from the date of increase in Face Amount. The maximum surrender charge is equal to a specific dollar amount that is based on the age (on the Date of Issue or on the date of any increase in Face Amount), sex, and Underwriting Class of the Insured, for each $1,000 of the Policy's Face Amount. The amount of the surrender charge decreases by one-ninth (11.11%) annually to zero by the beginning of the 10th Policy year. The surrender charge is designed to partially reimburse Us for the administrative costs of product research and development, underwriting, Policy administration, and for distribution expenses, including commissions to Our representatives, advertising, and the printing of prospectuses and sales literature.

     We compute the surrender charge as of the Date of Issue and as of the date of any increase in Face Amount. The surrender charge applies up to the beginning of the 10th Policy year from Date of Issue or increase in Face Amount.

     If more than one surrender charge is in effect because of one or more increases in Face Amount, We will apply the surrender charges in inverse order. We will apply surrender and partial withdrawal charges (described below) in this order:

     -    first, the most recent increase;

     -    second, the next most recent increases, and so on;

     -    third, the initial Face Amount.

     A surrender charge may be deducted on a decrease in the Face Amount or a partial withdrawal (excluding a preferred partial withdrawal). The surrender charge deducted is a fraction of the charge that would apply to a full surrender. The amount of the charge is the product of:

     -    the decrease in Face Amount divided by the current Face Amount; times

     -    the surrender charge.

     Where a decrease causes a partial reduction in an increase or in the initial Face Amount, We will deduct a proportionate share of the surrender charge for that increase or for the initial Face Amount.

     See APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES for examples of how We compute the maximum surrender charge.

     THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THIS CHARGE BEFORE YOU REQUEST A SURRENDER, DECREASE IN FACE AMOUNT, OR PARTIAL WITHDRAWAL. UNDER SOME CIRCUMSTANCES, THE LEVEL OF SURRENDER CHARGES MIGHT RESULT IN NO CASH SURRENDER VALUE AVAILABLE.

Sales to Groups and Affiliates

     The amount of surrender charges may be reduced or waived when the Policies are to be sold to an individual or a group of individuals in such a manner that results in savings of sales and/or administrative expenses. Such charge also may be waived when a Policy is issued to an officer, director, employee, registered representative or relative thereof of: the Company; The Canada Life Assurance Company; Canada Life Insurance Company of New York; any selling broker-dealer; or any of their affiliates. In no event will reduction or waiver of the surrender charge be permitted where such reduction or waiver will be discriminatory to any person.


PARTIAL WITHDRAWAL CHARGES

     A transaction fee of 2% of the amount withdrawn, not to exceed $25, will be assessed against each partial withdrawal. Those partial withdrawals that are not classified as preferred partial withdrawals (see "Partial Withdrawals" under THE POLICY) will incur a surrender charge due to the reduction in Face Amount. This charge is equal to a specific dollar amount that is based on the age (on the Date of Issue or on the date of any increase in Face Amount), sex and Underwriting Class of the Insured, for each $1,000 of the Policy's Face Amount that reduces. For more information see -- "Surrender Charge" under THE POLICY. A surrender charge will not be applied to preferred partial withdrawals.

     For important tax consequences of partial withdrawals, see FEDERAL TAX STATUS.

TRANSFER CHARGES

     Currently, the first 12 transfers in a Policy year are free. We reserve the right to limit the number of free transfers in a Policy year to six. After that, We will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but it will never exceed $25. This charge reimburses Us for the administrative costs of processing the transfer.

     Each of the following transfers of Policy Value from the Sub-Accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Policy year:

     - a conversion within the first 24 months from the Date of Issue or increase in Face Amount;

     -    a transfer to the Fixed Account to secure a loan;

     -    a reallocation of Policy Value within 20 days of the Date of Issue;

     -    Dollar-Cost Averaging and Account Rebalancing.

OTHER ADMINISTRATIVE CHARGES

     We reserve the right to charge for other administrative costs We incur. While there are no current charges We may impose a charge, not to exceed $25, for:

     -    changing Net Payment allocation instructions;

     - changing the allocation of cost of insurance charges among the various Sub-Accounts and the Fixed Account;

     -    providing a projection of values;

     -    reissuance of a lost Policy (printing a duplicate Policy).

                                  POLICY LOANS

     You may borrow money secured by Your Policy Value at any time. The total amount You may borrow, including any Outstanding Loan, is the Loan Value. The Loan Value is 90% of:

     -    the Policy Value; minus

     -    any surrender charges.

     We will usually issue the loan within seven days after We receive the Written Request. We may delay the issuance of the payment of loans as stated in "Delay of Payments" under THE POLICY.

     We will allocate the loan among the Sub-Accounts and the Fixed Account according to Your instructions. If You do not make an allocation, We will make a Pro-rata Allocation. We will transfer Policy Value in each Sub-Account equal to the Policy loan to the Fixed Account. We will not count this transfer as a transfer subject to the transfer charge.

     Policy Value equal to any Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of 4.0%. NO OTHER INTEREST WILL BE CREDITED. The loan interest rate charged by the Company accrues daily. The current annual interest rate charged by the Company is 4.80%. The current annual rate of interest charged on loans may change, but is guaranteed not to exceed 6.00%.

PREFERRED LOAN OPTION

     The preferred loan option is automatically available to You, unless You request otherwise. It may be revoked by You at any time. A request for a preferred loan after the Final Payment Date will terminate the optional Guaranteed Death Benefit Rider. Any part of the Outstanding Loan that represents Earnings under the Policy may be treated as a preferred loan. There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX STATUS).

     Policy Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of at least 4.0%. NO OTHER INTEREST WILL BE CREDITED. The loan interest rate charged by the Company accrues daily. The current annual loan interest rate charged by the Company for preferred loans is 4.00%. The current annual rate of interest charged on preferred loans may change, but is guaranteed not to exceed 4.50%.

REPAYMENT OF OUTSTANDING LOAN

     You may repay any loans before the Policy lapses. We will allocate that part of the Policy Value in the Fixed Account that secured a repaid loan to the Sub-Accounts and Fixed Account according to Your instructions. If You do not make a repayment allocation, We will allocate Policy Value according to Your most recent payment allocation instructions. However, loan repayments allocated to the Variable Account cannot exceed Policy Value previously transferred from the Variable Account to secure the Outstanding Loan.

     If the Outstanding Loan exceeds Policy Value less the amount needed to pay the next Monthly Deduction, the Policy will terminate. We will mail a notice of termination to the last known address of You and any assignee. If You do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT. The foreclosure of any Outstanding Loan will terminate the optional Guaranteed Death Benefit Rider.

EFFECT OF POLICY LOANS


     Policy loans will permanently affect the Policy Value and Cash Surrender Value, and may permanently affect the Death Benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Policy Value in the Fixed Account that secures the loan. Loans may have tax consequences. See "Taxation of the Policies" under FEDERAL TAX STATUS.


     We will deduct any Outstanding Loan from the proceeds payable when the Insured dies or from a surrender.


                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

     Unless the Guaranteed Death Benefit Rider is in effect, the Policy will terminate if:

     - Policy Value less any Outstanding Loan is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

     -    any Outstanding Loan exceeds the Policy Value.

     If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to pay a Premium sufficient to prevent termination. On the date of default, We will send a notice to You and to any assignee of record. The notice will state the Premium due and the date by which it must be paid.

    Failure to pay a sufficient Premium within the grace period will result in Policy termination. If the Insured dies during the grace period, We will deduct from the Net Death Benefit any Monthly Deduction due and unpaid through the Policy month in which the Insured dies and any other overdue charge.

     Beginning on the date this Policy is issued or the Date of Issue of any increase in the Face Amount, whichever is later, and continuing for the next 47 Monthly Processing Dates, the grace period will begin when both of the following conditions occur:

     - the Policy Value less Outstanding Loan is less than the amount needed to pay the next Monthly Deduction plus loan interest accrued; and

     - the sum of the payments made minus any Outstanding Loan, partial withdrawals and partial withdrawal charges since the latest of the following three dates:

     -    the date this Policy is issued;

     -    the Date of Issue of any increase in the Face Amount; or

     - the date of any Policy Change which changes the Minimum Monthly Payment is less than the accumulated Minimum Monthly Payments to date.

     During the first 48 Policy months following the Date of Issue or an increase in the Face Amount, a guarantee may apply to prevent the Policy from terminating because of insufficient Policy Value (may vary by state). This guarantee applies if, during this period, You pay Premiums that, when reduced by partial withdrawals and partial withdrawal charges, equal or exceed specified Minimum Monthly Payments. The specified Minimum Monthly Payments are based on the number of months the Policy, increase in Face Amount or Policy Change that causes a change in the Minimum Monthly Payment has been in force. A Policy Change that causes a change in the Minimum Monthly Payment is a change in the Face Amount, underwriting reclassifications, or the addition or deletion of a rider. Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Payment do not guarantee that the Policy will remain in force.

     If the optional Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account. See "Guaranteed Death Benefit Rider" under THE POLICY.

REINSTATEMENT

     A terminated Policy may be reinstated within three years of the date of default and before the Final Payment Date. The reinstatement takes effect on the Monthly Processing Date following the date You submit to Us:

     -    written application for reinstatement;

     - Evidence of Insurability showing that the Insured is insurable according to Our underwriting rules; and

     - a payment that, after the deduction of the Payment Expense Charge, is large enough to cover the Minimum Amount Payable.

POLICIES WHICH HAVE BEEN SURRENDERED MAY NOT BE REINSTATED.

     Minimum Amount Payable -- If reinstatement is requested when less than 48 monthly deductions have been taken since the Date of Issue or increase in the Face Amount, You must pay for the lesser of three Minimum Monthly Payments or three Monthly Deductions.

     If You request reinstatement more than 48 Monthly Processing Dates from the Date of Issue or increase in the Face Amount, You must pay 3 Monthly Deductions.

     Surrender Charge -- The surrender charge on the date of reinstatement is the surrender charge that was in effect on the date of termination.

     Policy Value on Reinstatement -- The Policy Value on the date of reinstatement is:

     - the Net Payment made to reinstate the Policy and interest earned from the date the payment was received at Our Variable Life Service Center; plus

     - the Policy Value less any Outstanding Loan on the date of default (not to exceed the surrender charge on the date of reinstatement); minus

     -    the Monthly Deduction due on the date of reinstatement.

You may reinstate an Outstanding Loan.

                             OTHER POLICY PROVISIONS

THE CONTRACT

     The entire contract is made up of the Policy, the application for the Policy and any riders or endorsements. The statements made in the application are deemed representations and not warranties. We cannot use any statement in defense of a claim or to void the Policy unless it is contained in the application and a copy of the application is attached to the Policy at issue. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

POLICYOWNER

     The Policyowner is the Insured unless another individual has been named in the application. As Policyowner, You are entitled to exercise all rights under Your Policy while the Insured is alive, with the consent of any irrevocable Beneficiary. The consent of the Insured is required whenever the Face Amount is increased.

BENEFICIARY

     The Beneficiary is the person or persons to whom the Net Death Benefit is payable on the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the Insured dies. While the Insured is alive, You may change the Beneficiary, unless You have declared the Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, We will pay each Beneficiary in equal shares, unless You have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving beneficiaries proportionally.

ASSIGNMENT


     You may assign a Policy as collateral or make an absolute assignment by sending us a Written Request at any time while the Insured is alive and the Policy is in force. All Policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at the Variable Life Service Center. When recorded, the assignment will take effect on the date the Written Request was signed. Any rights the assignment creates will be subject to any payments We made or actions We took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release. An assignment may have tax consequences.


MODIFICATION

     Upon notice to You, We may modify the Policy, but only if such modification:

     - is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which We are subject;

     - is necessary to assure continued qualification of the Policy under the Code or other federal or state laws relating to variable life policies;

     -    is necessary to reflect a change in the operation of the Variable
          Accounts;

     - or provides additional Variable Account and/or fixed accumulation options.

     In the event of any such modification, We may make any appropriate endorsement to the Policy.

NOTIFICATION OF DEATH

    The death of the Insured and/or the Policyowner(s) must be filed with Us immediately, and We will require Due Proof of Death.


     In most states, We will compute the Net Death Benefit on the date of the death of the Insured.


WRITTEN REQUEST

     Written Request must be signed and dated by You. It must be of a form and content acceptable to Us. Your Written Request will not be effective until We receive and file it. However, any change provided in Your Written Request will be effective as of the date You signed the Written Request:

     - subject to any payments or other actions We take prior to receiving and filing Your Written Request; and

     -    whether or not You are alive when We receive and file Your Written
          Request.

PERIODIC REPORTS

     We will mail You a report showing certain information about Your Policy, including the Policy Value, the Face Amount, the Cash Surrender Value, and any other information required by law. We will mail the report to You at least annually (or more often as required by law) and to Your last address known to Us.

     We will send You a semi-annual report containing the financial statements of each Portfolio in which You are invested.

THE FOLLOWING POLICY PROVISIONS MAY VARY BY STATE.

INCONTESTABILITY

     We cannot challenge the validity of Your Policy if the Insured was alive after the Policy had been in force for two years from the Date of Issue or if reinstated, for two years from the date of reinstatement. Also, We cannot challenge the validity of any increase in the Face Amount if the Insured was alive after the increase was in force for two years from the effective date of the increase.

     Any contest after a reinstatement or increase in Face Amount will be limited to material statements made in the application for such reinstatement or Face Amount increase.

SUICIDE

     The Net Death Benefit will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue of the Policy. Instead, We will pay the Beneficiary all payments made for the Policy, without interest, less any Outstanding Loan and partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from any increase in Face Amount, We will not recognize the increase. We will pay to the Beneficiary the Net Death Benefit prior to the increase plus the monthly expense charges and the cost of insurance charges associated with the increase.

MISSTATEMENT OF AGE OR SEX

     If the Insured's Age or sex is not correctly stated in the Policy application, We will adjust benefits under the Policy to reflect the correct Age and sex. The adjusted benefit will be the benefit that the most recent cost of insurance charge would have purchased for the correct Age and sex. We will not reduce the Death Benefit to less than the Guideline Minimum Death Benefit. For a unisex Policy, there is no adjusted benefit for misstatement of sex. No adjustment for misstatement of Age or sex will be made after the Final Payment Date.


                               FEDERAL TAX STATUS

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

     The following summary of federal tax considerations is based on Our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Policyowner is a corporation or the trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to Your circumstances.

THE COMPANY AND THE VARIABLE ACCOUNT

     The Company is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with Our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the Variable Account. We do not currently charge for federal income taxes respecting the Variable Account. A charge may apply in the future for any federal income taxes We incur. The charge may become necessary, for example, if there is a change in Our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the Variable Account.

     Under current laws, the Company may incur state and local taxes besides Premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the Variable Account, We may charge for taxes paid or for tax reserves.

TAXATION OF THE POLICIES

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. We believe that the Policy issued on a preferred or standard Underwriting Class basis should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a non-standard Underwriting Class basis and it is not clear that such Policies will satisfy the applicable requirements in all cases, particularly if the full amount of premiums permitted under the Policy is paid. If it is later determined that a Policy does not satisfy the applicable requirements, We may take appropriate steps to bring the Policy into compliance with such requirements and We reserve the right to restrict Policy transactions in order to do so.

     In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policyowner to allocate premiums and cash values and the number of funds offered under the Policy, have not been explicitly addressed in published rulings. While We believe that the Policies do not give Policyowners investment control over Variable Account assets, We reserve the right to modify the Policies as necessary to prevent a Policyowner from being treated as the owner of the Variable Account assets supporting the Policy.

     In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policies will qualify as a life insurance contracts for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the Death Benefit under a Policy should be excludible from the gross income of the Beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. A tax advisor should be consulted on these consequences.

     Generally, the Policyowner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Policyowner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

     (1) All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

     (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

     (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than Death Benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policyowner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally Your aggregate Premiums. When a distribution is taken from the Policy, Your investment in the Policy is reduced by the amount of the distribution that is tax-free.


     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however not to have tax withheld from distributions.


     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, You should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by Us (or our affiliates) to the same Policyowner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

     CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if You intend to keep the Policy in force beyond the Insured's 100th year.

     BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If You are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

     OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

POSSIBLE TAX CHANGES

     Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Polices could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Policy.


                                  VOTING RIGHTS

     Where the law requires, We will vote fund shares that each Sub-Account holds according to instructions received from Policyowners with Policy Value in the Sub-Account. If, under the 1940 Act or its rules, We may vote shares in Our own right, whether or not the shares relate to the Policies, We reserve the right to do so.

     We will provide each person having a voting interest in a fund with proxy materials and voting instructions. We will vote shares held in each Sub-Account for which no timely instructions are received in proportion to all instructions received for the Sub-Account. We will also vote in the same proportion Our shares held in the Variable Account that does not relate to the Policies.

     We will compute the number of votes that a Policyowner has the right to instruct on the record date established for the fund. This number is the quotient of:

     -    each Policyowner's Policy Value in the Sub-Account; divided by

     - the net asset value of one share in the fund in which the assets of the Sub-Account are invested.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that Fund shares be voted so as
(1) to cause to change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, We may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Contract Policyowners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event We do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Contract Policyowners.

                     DELETION OR SUBSTITUTION OF INVESTMENTS

     We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

     -    the shares of the fund are no longer available for investment;

     -    change in tax laws; or

     - in Our judgment further investment in the Fund would no longer be appropriate based on the purposes of the Variable Account or the affected Sub-Account.

     We may also add, delete, or substitute shares only for certain classes of Policyowners. New or substitute Sub-Accounts and Portfolios may have different fees and expenses and may only be offered to certain classes of Policyowners. We do not guarantee that a Sub-Account or Portfolio will always be available for investment through the Policy.

     Where the 1940 Act or other law requires, We will not substitute any shares respecting a Policy interest in a Sub-Account without notice to Policyowners and prior approval of the SEC and state insurance authorities. The Variable Account may, as the law allows, purchase other securities for other policies or allow a conversion between policies on a Policyowner's request.

     We reserve the right to establish additional Sub-Accounts funded by a new fund or by another investment company. Subject to law, We may, in Our sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts.

     We may change the Policy to reflect a substitution or other change and will notify Policyowners of the change. Subject to any approvals the law may require, the Variable Account or any Sub-Accounts may be:

     -    operated as a management company under the 1940 Act;

     -    deregistered under the 1940 Act if registration is no longer required;
          or

     -    combined with other Sub-Accounts or Our other separate accounts.


                                     EXPERTS


     Our financial statements at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 for Canada Life Insurance Company of America, appearing in this Statement of Additional Information and Registration Statement and related Prospectus as well as the financial statements of Canada Life of America Variable Life Account 1 as of December 31, 2001 and for the periods indicated therein appearing in this Statement of Additional Information and Registration Statement and related Prospectus have been audited by Ernst & Young LLP, independent auditors, of Atlanta, Georgia, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


                               FURTHER INFORMATION

     We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, We have omitted from this Prospectus part of the registration statement and amendments. Statements contained in this Prospectus are summaries of the Policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's Principal Office in Washington, D.C., on payment of the SEC's prescribed fees.

                 DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY


Ronald E. Beettam   Director, Chairman and President, Canada Life Insurance
                    Company of America; Vice President of the U.S. Division, The
                    Canada Life Assurance Company (2/98 - Present); Vice
                    President of Individual Operations, U.S. Division, The
                    Canada Life Assurance Company (9/97 - 2/98); Actuarial and
                    Administrative Vice President, Corporate Financial
                    Management, The Canada Life Assurance Company (1/95 - 9/97).

Henry A.
Rachfalowski        Director, Canada Life Insurance Company of America;
                    Investment Vice President, The Canada Life Assurance Company
                    (1996 - Present); Vice President Portfolio Investment,
                    Ontario Municipal Employees Retirement Board (1992 - 1996).

Steven J. Rulis     Director and Actuary; Canada Life Insurance Company of
                    America, (10/1/2001 - Present); Assistant Vice President
                    (1997 - 2001); Director, Group Underwriting & Actuarial,
                    Hartford Life Insurance Company (1985 - 1997).

Gerald A. Petkau    Director and Financial Vice President; The Canada Life
                    Assurance Company (US Division) (2002 - Present); Interim
                    Finance Director (UK Division)(2001 - 2002); Vice President,
                    Acquisitions (Canadian Division) (2000-2001); Vice
                    President, Corporate Actuarial (Canadian Division)
                    (1997-2000); Group Insurance Vice President (US Division)
                    (1995 - 1997).

Stephen H.
Zimmerman           Director, Canada Life Insurance Company of America (1990 -
                    Present); Partner, Dykema Gossett, PLLC.

George N. Isaac     Treasurer, Canada Life Insurance Company of America
                    (1997 - Present);

Craig R. Edwards    Secretary, Canada Life Insurance Company of America; Chief
                    Legal Counsel- U. S. Division, The Canada Life Assurance
                    Company (1/00-present), Counsel, Allstate Life Insurance
                    Company (11/98-1/00); Group Counsel, Payless ShoeSource
                    (3/98-4/98); Vice President, General Counsel and Secretary,
                    Washington National Insurance Company (7/80-2/98).


                                  DISTRIBUTION

     Canada Life of America Financial Services, Inc. (CLAFS) acts as the principal underwriter and general distributor of the Policies. CLAFS, Our wholly-owned subsidiary and a Georgia corporation organized on January 18, 1988, is registered with the SEC under the Securities Exchange Act of 1934 (1934 Act) as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. CLAFS' principal business address is 6201 Powers Ferry Road, NW, Atlanta, Georgia.

     We pay to broker-dealers who sell the Policy commissions based on a commission schedule. After the Date of Issue or an increase in Face Amount, commissions will not exceed 90% of the first-year payments up to a payment amount We established and 4% of any excess. Commissions will not exceed 4% for subsequent payments in years 2-10, and 3% for years 11 and over. Broker-dealers may also receive annual renewal compensation of up to 0.20% of Policy Value less any Outstanding Loan, depending on the circumstances.

     Under our distribution agreement with CLAFS, we may pay the following sales expenses: general agent and agency manager's compensation; agents' training allowances; deferred compensation and insurance benefits of agents, general agents, and agency managers; advertising expenses; and all other expenses of distributing the Policies. We also pay for CLAFS's operating and other expenses. We pay sales commissions to broker-dealers having a selling agreement with CLAFS, and/or to broker-dealers having a selling agreement with these broker-dealers, for the sale of the Policies by their registered persons. We pay commissions to such broker-dealers on behalf of their registered representatives; these broker-dealers may retain a portion of the commissions. We may pay additional compensation to these broker-dealers pursuant to promotional contracts and/or reimburse them for portions of Policy sales expenses. Their registered representatives may receive a portion of the expense reimbursement allowance paid to these broker-dealers.

     Because registered representatives who sell the Policies are also our life insurance agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. In some circumstances and to the extent permitted by applicable regulatory requirements, CLAFS may also reimburse certain sales and marketing expenses, pay promotional agent fees for providing marketing support for the distribution of the Policies, or pay other forms of special compensation to selling broker dealers.

     We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policies, including other incentives or payments, are not charged directly to Owners or the Variable Account. The Policies will be offered to the public on a continuous basis, and we do not anticipate discontinuing the offering of the policies. However, we reserve the right to discontinue this offering at any time.

                       INFORMATION ABOUT THE FIXED ACCOUNT

     This Prospectus serves as a disclosure document only for the aspects of the Policy relating to the Variable Account. For complete details on the Fixed Account, read the Policy itself. The Fixed Account and other interests in the General Account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. The 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Policy and the Fixed Account. The SEC has not reviewed the disclosures in this section of the Prospectus.

GENERAL DESCRIPTION

     You may allocate part or all of Your Net Payments to accumulate at a fixed rate of interest in the Fixed Account. The Fixed Account is a part of Our General Account. The General Account is made up of all of Our general assets other than those allocated to any separate account. Allocations to the Fixed Account become part of Our General Account assets and are used to support insurance and annuity obligations.

FIXED ACCOUNT INTEREST

     We guarantee amounts allocated to the Fixed Account as to principal and a minimum rate of interest. The minimum interest We will credit on amounts allocated to the Fixed Account is 4.0% compounded annually. "Excess interest" may or may not be credited at Our sole discretion. We will guarantee initial rates on amounts allocated to the Fixed Account, either as payments or transfers, to the next Policy Anniversary. At each Policy Anniversary, We will credit the then current interest rate to money remaining in the Fixed Account. We will guarantee this rate for one year.

FIXED ACCOUNT POLICY VALUE

     On any day, the Fixed Account Policy Value is:

     -    Net Payments allocated to the Fixed Account; plus

     -    Variable Account Policy Value transferred to the Fixed Account; plus

     -    interest credited to the Fixed Account; minus

     - partial withdrawals from the Fixed Account, including any applicable partial withdrawal charges and partial withdrawals charges; minus

     - transfers from the Fixed Account, including any applicable transfer charges; minus

     - any transaction charges allocated to the Fixed Account for changes in the Face Amount; minus

     - if any day is the Monthly Processing Date, the portion of the Monthly Deduction allocated to the Fixed Account.

     During any policy month the Fixed Account Policy Value will be calculated on a consistent basis. For purposes of crediting interest, Policy Value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first-in, first-out basis.

                                LEGAL PROCEEDINGS


     Certain of Our affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, We believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, th eprinci[al underwriter or on Us.



                              FINANCIAL STATEMENTS


     The Variable Account's statements of assets and liabilities as of December 31, 2001, and the related statements of operations and changes in net assets for the periods indicated therein, as well as the Report of Independent Auditors, are contained herein. Ernst & Young LLP, independent auditors, serves as independent auditors for the Variable Account.

     Our balance sheets as of December 31, 2001 and 2000, and the related statements of operations, capital and surplus, and cash flows for each of the three years in the period ended December 31, 2001, as well as the Report of Independent Auditors, are included in this Prospectus constituting part of this Registration Statement.


     The financial statements of the Company should be considered only as bearing on Our ability to meet Our obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                          INDEX TO FINANCIAL STATEMENTS


                                                                           Page
                                                                           ----
Canada Life of America Variable Life Account 1
    Report of Independent Auditors ..........................................1
    Statements of  Assets and Liabilities ...................................2
    Statements of Operations ...............................................12
    Statements of Changes in Net Assets ....................................27
    Notes to Financial Statements ..........................................42

Canada Life Insurance Company of America
    Report of Independent Auditors ..........................................1
    Statutory Balance Sheets ................................................2
    Statutory Statements of Operations ......................................3
    Statutory Statements of Capital and Surplus .............................4
    Statutory Statements of Cash Flows ......................................5
    Notes to Statutory Financial Statements .................................6

                                   APPENDIX A

                     GUIDELINE MINIMUM DEATH BENEFIT TABLES

TABLE A -- DEATH BENEFIT OPTION 1 AND DEATH BENEFIT OPTION 2

    Under the Option 1 and Option 2, the Guideline Minimum Death Benefit is a percentage of the Policy Value as set forth below:

                     GUIDELINE MINIMUM DEATH BENEFIT FACTORS

                  AGE OF INSURED                        PERCENTAGE OF
                 ON DATE OF DEATH                       POLICY VALUE
             -----------------------                    ------------
             40 and under ..............................    250%
             45 ........................................    215%
             50 ........................................    185%
             55 ........................................    150%
             60 ........................................    130%
             65 ........................................    120%
             70 ........................................    115%
             75 ........................................    105%
             80 ........................................    105%
             85 ........................................    105%
             90 ........................................    105%
             95 and above ..............................    100%

   For the ages not listed, the progression between the listed ages is linear.

                                   APPENDIX B

                           OPTIONAL INSURANCE BENEFITS

     This Appendix provides only a summary of other insurance benefits available by rider for an additional charge. For more information, contact Your representative.

ACCELERATED DEATH BENEFIT OPTION

     This endorsement allows part of the Policy proceeds to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home. There is no charge for this rider. This rider can be added at any time subject to underwriting and Our then current issue age constraints. This rider can be canceled at any time.

     The tax consequences associated with receiving benefits under this endorsement are uncertain. A tax advisor should be consulted.

DISABILITY WAIVER OF PAYMENT RIDER

     This rider provides that, during periods of total disability continuing more than four months, We will add to the Policy Value each month an amount You selected or the amount needed to pay the cost of insurance charges, whichever is greater. This amount will keep the Policy in force. This benefit is subject to Our maximum issue benefits. There is a charge for this rider, which will change yearly. This rider can be added at any time subject to underwriting and Our then current issue age constraints. This rider can be canceled at any time.

GUARANTEED DEATH BENEFIT RIDER

     This rider, which may be elected only at issue, (a) guarantees that Your Policy will not lapse regardless of the Performance of the Variable Account and
(b) provides a guaranteed Net Death Benefit. A one-time administrative charge of $25 will be deducted from Policy Value when this rider is elected. This rider may be canceled at any time but it can not be reinstated once canceled.

OTHER INSURED TERM INSURANCE RIDER

     This rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance policy. There is a charge for this rider, which will change yearly. This rider can be added at any time subject to underwriting and Our then current issue age constraints. This rider can be canceled at any time.

TERM LIFE INSURANCE RIDER

    This rider provides an additional term insurance benefit for the Insured. There is a charge for this rider, which will change yearly. This rider can be added at any time subject to underwriting and Our then current issue age constraints. This rider can be canceled at any time.

               Certain Riders may not be available in all states.

                                   APPENDIX C

                                 PAYMENT OPTIONS

PAYMENT OPTIONS

     On Written Request, the Cash Surrender Value or all or part of any payable Net Death Benefit may be paid under one or more payment options then offered by the Company. If You do not make an election, We will pay the benefits in a lump sum. If a payment Level Death Benefit Options selected, the Beneficiary may pay to Us any amount that would otherwise be deducted from the Death Benefit. A certificate will be provided to the payee describing the payment option selected.

     The amounts payable under a payment option are paid from the General Account. These amounts are not based on the investment experience of the Variable Account.

SELECTION OF PAYMENT OPTIONS

     The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Policyowner and Beneficiary provisions, any option selection may be changed before the Net Death Benefit becomes payable. If You make no selection, the Beneficiary may select from the payment options We offer at that time when the Net Death Benefit becomes payable.

                                   APPENDIX D

                    EXAMPLES OF DEATH BENEFIT, POLICY VALUES
                            AND ACCUMULATED PAYMENTS

    The following tables illustrate the way in which the Policy's Death Benefit and Policy Value could vary over an extended period of time. On request, We will provide a comparable illustration based on the proposed Insured's Age, sex, and Underwriting Class, and for the requested Face Amount, Death Benefit option and riders.

                                   ASSUMPTIONS

     The tables illustrate a Policy issued to a male, Age 35, under a standard Underwriting Class and qualifying for the non-tobacco discount, and a Policy issued to a male, Age 45, under a standard Underwriting Class and qualifying for the non-tobacco discount. In each case, one table illustrates the guaranteed cost of insurance rates and the other table illustrates the current cost of insurance rates as presently in effect.

     The tables assume that no Policy loans have been made, that You have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

     The tables assume that all Premiums are allocated to and remain in the Variable Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rate of 0%, 6%, and 12%. The second column of the tables show the amount which would accumulate if an amount equal to the Guideline Level Premium were invested each year to earn interest (after taxes) at 5%, compounded annually.

     The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values also would be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the Variable Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each underlying Fund varied above and below such averages.


     Depending on timing and degree of fluctuation in actual investment returns, the actual Policy Values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Policyowner pays more that the stated premium.

                             DEDUCTIONS FOR CHARGES

     The amounts shown in the tables take into account the deduction of the tax charges and Payment Expense Charge from Premiums and the Monthly Deduction from Policy Value.

                        EXPENSES OF THE UNDERLYING FUNDS

     The amounts shown in the tables also take into account the underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.89% of the average daily net assets of the underlying Funds. The actual fees and expenses of each underlying Fund vary, and in 2001, ranged from an annual rate of 0.28% to an annual rate of 1.81% of average daily net assets. The fees and expenses associated with Your Policy may be more or less than 0.89% in the aggregate, depending upon how You make allocations of Policy Value among the Sub-Accounts.

                         NET ANNUAL RATES OF INVESTMENT


     Applying the average Fund advisory fees and operating expenses of 0.89__% of average net assets, in the current cost of insurance charges tables the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -0.89%, 5.11% and 11.11%. In the guaranteed cost of insurance charges tables, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -0.89%, 5.11% and 11.11%, respectively.


     The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, to produce illustrated Death Benefits and cash values, the gross annual investment rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                              VARIABLE LIFE POLICY

                                                           FACE AMOUNT = $75,000
                                                         MALE NON-TOBACCO AGE 35
                                                          DEATH BENEFIT OPTION 2

                   BASED ON CURRENT MONTHLY COST OF INSURANCE
                             CHARGES WITHOUT RIDERS

                       PREMIUMS                    HYPOTHETICAL 0%                              HYPOTHETICAL 6%
                       PAID PLUS               GROSS INVESTMENT RETURN                      GROSS INVESTMENT RETURN
                       INTEREST     -------------------------------------------  -----------------------------------------
         POLICY          AT 5%         SURRENDER       POLICY          DEATH        SURRENDER       POLICY          DEATH
          YEAR       PER YEAR (1)        VALUE        VALUE (2)       BENEFIT         VALUE        VALUE (2)       BENEFIT
       ----------   --------------  -------------  -------------  -------------  -------------  -------------  -----------
       1 ...........      2,741            408          2,119         77,119            545          2,257         77,257
       2 ...........      5,618          2,683          4,204         79,204          3,091          4,612         79,612
       3 ...........      8,639          4,918          6,249         81,249          5,734          7,066         82,066
       4 ...........     11,812          7,119          8,260         83,260          8,486          9,627         84,627
       5 ...........     15,143          9,289         10,240         85,240         11,352         12,303         87,303
       6 ...........     18,641         11,429         12,190         87,190         14,341         15,101         90,101
       7 ...........     22,313         13,537         14,108         89,108         17,453         18,024         93,024
       8 ...........     26,169         15,613         15,993         90,993         20,697         21,077         96,077
       9 ...........     30,218         17,655         17,846         92,846         24,075         24,266         99,266
       10 ..........     34,470         19,667         19,667         94,667         27,597         27,597        102,597
       11 ..........     38,934         21,680         21,680         96,680         31,326         31,326        106,326
       12 ..........     43,621         23,665         23,665         98,665         35,233         35,233        110,233
       13 ..........     48,542         25,620         25,620        100,620         39,325         39,325        114,325
       14 ..........     53,710         27,545         27,545        102,545         43,610         43,610        118,610
       15 ..........     59,136         29,440         29,440        104,440         48,097         48,097        123,097
       16 ..........     64,833         31,301         31,301        106,301         52,795         52,795        127,795
       17 ..........     70,816         33,126         33,126        108,126         57,708         57,708        132,708
       18 ..........     77,097         34,911         34,911        109,911         62,844         62,844        137,844
       19 ..........     83,692         36,655         36,655        111,655         68,213         68,213        143,213
       20 ..........     90,617         38,357         38,357        113,357         73,825         73,825        148,825
       Age 60 ......    130,796         46,153         46,153        121,153        105,862        105,862        180,862
       Age 65 ......    182,076         52,413         52,413        127,413        145,409        145,409        220,409
       Age 70 ......    247,523         56,528         56,528        131,528        193,745        193,745        268,745
       Age 75 ......    331,052         57,544         57,544        132,544        321,269        321,269        396,269

                                          HYPOTHETICAL 12%
                                      GROSS INVESTMENT RETURN
                             -----------------------------------------
                  POLICY        SURRENDER       POLICY          DEATH
                   YEAR           VALUE        VALUE (2)       BENEFIT
                ----------   -------------  -------------  -----------
                1 ...........        683          2,394         77,394
                2 ...........      3,516          5,037         80,037
                3 ...........      6,618          7,950         82,950
                4 ...........     10,025         11,166         86,166
                5 ...........     13,771         14,722         89,722
                6 ...........     17,894         18,654         93,654
                7 ...........     22,430         23,001         98,001
                8 ...........     27,425         27,805        102,805
                9 ...........     32,926         33,117        108,117
                10 ..........     38,989         38,989        113,989
                11 ..........     45,767         45,767        120,767
                12 ..........     53,280         53,280        128,280
                13 ..........     61,609         61,609        136,609
                14 ..........     70,842         70,842        145,842
                15 ..........     81,078         81,078        156,078
                16 ..........     92,423         92,423        170,983
                17 ..........    104,990        104,990        186,882
                18 ..........    118,907        118,907        203,331
                19 ..........    134,323        134,323        220,290
                20 ..........    151,404        151,404        237,704
                Age 60 ......    268,742        268,742        360,115
                Age 65 ......    464,303        464,303        566,450
                Age 70 ......    789,279        789,279        915,564
                Age 75 ......  2,239,222      2,239,222      2,351,183
----------
(1) Assumes a $2,610.00 payment is made at the beginning of each Policy year. Values will be different if payments are made with a different frequency or in different amounts.
(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                              VARIABLE LIFE POLICY

                                                           FACE AMOUNT = $75,000
                                                         MALE NON-TOBACCO AGE 35
                                                          DEATH BENEFIT OPTION 2

                  BASED ON GUARANTEED MONTHLY COST OF INSURANCE
                             CHARGES WITHOUT RIDERS

                       PREMIUMS                    HYPOTHETICAL 0%                              HYPOTHETICAL 6%
                       PAID PLUS               GROSS INVESTMENT RETURN                      GROSS INVESTMENT RETURN
                       INTEREST     -------------------------------------------  -----------------------------------------
         POLICY          AT 5%         SURRENDER       POLICY          DEATH        SURRENDER       POLICY          DEATH
          YEAR       PER YEAR (1)        VALUE        VALUE (2)       BENEFIT         VALUE        VALUE (2)       BENEFIT
       ----------   --------------  -------------  -------------  -------------  -------------  -------------  -----------
       1 ...........      2741         $    408      $    2,119      $ 77,119       $    545           $2,257     $ 77,257
       2 ...........      5618         $  2,683      $    4,204      $ 79,204       $  3,091           $4,612     $ 79,612
       3 ...........      8639         $  4,918      $    6,249      $ 81,249       $  5,734           $7,066     $ 82,066
       4 ...........     11812         $  7,119      $    8,260      $ 83,260       $  8,486           $9,627     $ 84,627
       5 ...........     15143         $  9,289      $   10,240      $ 85,240       $ 11,352          $12,303     $ 87,303
       6 ...........     18641         $ 11,343      $   12,103      $ 87,103       $ 14,251          $15,012     $ 90,012
       7 ...........     22313         $ 13,359      $   13,930      $ 88,930       $ 17,265          $17,835     $ 92,835
       8 ...........     26169         $ 15,340      $   15,720      $ 90,720       $ 20,398          $20,779     $ 95,779
       9 ...........     30218         $ 17,281      $   17,472      $ 92,472       $ 23,655          $23,845     $ 98,845
       10 ..........     34470         $ 19,186      $   19,186      $ 94,186       $ 27,041          $27,041     $102,041
       11 ..........     38934         $ 21,083      $   21,083      $ 96,083       $ 30,618          $30,618     $105,618
       12 ..........     43621         $ 22,941      $   22,941      $ 97,941       $ 34,352          $34,352     $109,352
       13 ..........     48542         $ 24,758      $   24,758      $ 99,758       $ 38,250          $38,250     $113,250
       14 ..........     53710         $ 26,534      $   26,534      $ 101,534      $ 42,318          $42,318     $117,318
       15 ..........     59136         $ 28,266      $   28,266      $ 103,266      $ 46,563          $46,563     $121,563
       16 ..........     64833         $ 29,953      $   29,953      $ 104,953      $ 50,991          $50,991     $125,991
       17 ..........     70816         $ 31,589      $   31,589      $ 106,589      $ 55,606          $55,606     $130,606
       18 ..........     77097         $ 33,171      $   33,171      $ 108,171      $ 60,411          $60,411     $135,411
       19 ..........     83692         $ 34,693      $   34,693      $ 109,693      $ 65,412          $65,412     $140,412
       20 ..........     90617         $ 36,151      $   36,151      $ 111,151      $ 70,611          $70,611     $145,611
       Age 60 ......    130796         $ 42,302      $   42,302      $ 117,302      $ 99,743          $99,74      $174,743
       Age 65 ......    182076         $ 45,896      $   45,896      $ 120,896      $134,319         $134,319     $209,319
       Age 70 ......    247523         $ 45,405      $   45,405      $ 120,405      $173,929         $173,929     $248,929
       Age 75 ......    331052         $ 38,371      $   38,371      $ 113,371      $216,917         $216,917     $291,917

                                                  HYPOTHETICAL 12%
                                               GROSS INVESTMENT RETURN
                                    ------------------------------------------
                     POLICY            SURRENDER       POLICY          DEATH
                      YEAR               VALUE        VALUE (2)       BENEFIT
               -----------------    -------------  -------------  ------------
               1 .................   $        683   $      2,394    $   77,394
               2 .................   $      3,516   $      5,037    $   80,037
               3 .................   $      6,618   $      7,950    $   82,950
               4 .................   $     10,025   $     11,166    $   86,166
               5 .................   $     13,771   $     14,722    $   89,722
               6 .................   $     17,801   $     18,562    $   93,562
               7 .................   $     22,230   $     22,800    $   97,800
               8 .................   $     27,099   $     27,480    $  102,480
               9 .................   $     32,454   $     32,645    $  107,645
               10 ................   $     38,348   $     38,348    $  113,348
               11 ................   $     44,926   $     44,926    $  119,926
               12 ................   $     52,206   $     52,206    $  127,206
               13 ................   $     60,262   $     60,262    $  135,262
               14 ................   $     69,179   $     69,179    $  144,179
               15 ................   $     79,048   $     79,048    $  154,048
               16 ................   $     89,973   $     89,973    $  166,449
               17 ................   $    102,056   $    102,056    $  181,660
               18 ................   $    115,416   $    115,416    $  197,361
               19 ................   $    130,189   $    130,189    $  213,509
               20 ................   $    146,528   $    146,528    $  230,050
               Age 60 ............   $    258,105   $    258,105    $  345,861
               Age 65 ............   $    442,191   $    442,191    $  539,474
               Age 70 ............   $    743,571   $    743,571    $  862,542
               Age 75 ............   $  1,239,489   $  1,239,489    $1,326,253

----------
(1) Assumes a $2,610.00 payment is made at the beginning of each Policy year. Values will be different if payments are made with a different frequency or in different amounts.
(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                              VARIABLE LIFE POLICY

                                                          FACE AMOUNT = $250,000
                                                         MALE NON-TOBACCO AGE 45
                                                          DEATH BENEFIT OPTION 1

                   BASED ON CURRENT MONTHLY COST OF INSURANCE
                             CHARGES WITHOUT RIDERS

                       PREMIUMS                    HYPOTHETICAL 0%                              HYPOTHETICAL 6%
                       PAID PLUS               GROSS INVESTMENT RETURN                      GROSS INVESTMENT RETURN
                       INTEREST     -------------------------------------------  -----------------------------------------
         POLICY          AT 5%         SURRENDER       POLICY          DEATH        SURRENDER       POLICY          DEATH
          YEAR       PER YEAR (1)        VALUE        VALUE (2)       BENEFIT         VALUE        VALUE (2)       BENEFIT
       ----------   --------------  -------------  -------------  -------------  -------------  -------------  -----------
       1 ..........       5,011              -          3,125        250,000              -          3,352        250,000
       2 ..........      10,273              -          6,126        250,000            191          6,775        250,000
       3 ..........      15,798          3,242          9,004        250,000          4,512         10,274        250,000
       4 ..........      21,599          6,852         11,790        250,000          8,945         13,883        250,000
       5 ..........      27,690         10,383         14,499        250,000         13,507         17,622        250,000
       6 ..........      34,085         13,851         17,143        250,000         18,217         21,510        250,000
       7 ..........      40,801         17,260         19,730        250,000         23,090         25,560        250,000
       8 ..........      47,852         20,610         22,257        250,000         28,132         29,779        250,000
       9 ..........      55,255         23,894         24,718        250,000         33,346         34,169        250,000
       10 .........      63,029         27,110         27,110        250,000         38,736         38,736        250,000
       11 .........      71,192         30,503         30,503        250,000         44,620         44,620        250,000
       12 .........      79,763         33,774         33,774        250,000         50,725         50,725        250,000
       13 .........      88,762         36,900         36,900        250,000         57,039         57,039        250,000
       14 .........      98,211         39,882         39,882        250,000         63,581         63,581        250,000
       15 .........     108,133         42,717         42,717        250,000         70,364         70,364        250,000
       16 .........     118,551         45,332         45,332        250,000         77,341         77,341        250,000
       17 .........     129,489         47,797         47,797        250,000         84,594         84,594        250,000
       18 .........     140,975         50,103         50,103        250,000         92,137         92,137        250,000
       19 .........     153,035         52,243         52,243        250,000         99,992         99,992        250,000
       20 .........     165,698         54,208         54,208        250,000        108,179        108,179        250,000
       Age 60 .....     130,796         42,717         42,717        250,000         70,364         70,364        250,000
       Age 65 .....     182,076         54,208         54,208        250,000        108,179        108,179        250,000
       Age 70 .....     247,523         60,849         60,849        250,000        155,026        155,026        250,000
       Age 75 .....     331,052         60,153         60,153        250,000        215,862        215,862        250,000

                                           HYPOTHETICAL 12%
                                       GROSS INVESTMENT RETURN
                              ----------------------------------------
                   POLICY        SURRENDER       POLICY         DEATH
                    YEAR           VALUE        VALUE (2)      BENEFIT
                 ----------   -------------  ------------- -----------
                 1 ..........          -          3,579       250,000
                 2 ..........        869          7,453       250,000
                 3 ..........      5,894         11,655       250,000
                 4 ..........     11,315         16,253       250,000
                 5 ..........     17,190         21,305       250,000
                 6 ..........     23,581         26,874       250,000
                 7 ..........     30,554         33,023       250,000
                 8 ..........     38,170         39,817       250,000
                 9 ..........     46,496         47,320       250,000
                 10 .........     55,607         55,607       250,000
                 11 .........     65,979         65,979       250,000
                 12 .........     77,442         77,442       250,000
                 13 .........     90,107         90,107       250,000
                 14 .........    104,127        104,127       250,000
                 15 .........    119,671        119,671       250,000
                 16 .........    136,887        136,887       250,000
                 17 .........    156,042        156,042       250,000
                 18 .........    177,388        177,388       250,000
                 19 .........    201,217        201,217       250,000
                 20 .........    227,732        227,732       277,833
                 Age 60 .....    119,671        119,671       250,000
                 Age 65 .....    227,732        227,732       277,833
                 Age 70 .....    409,342        409,342       474,836
                 Age 75 .....    712,045        712,045       761,888
----------
(1) Assumes a $4,772.50 payment is made at the beginning of each Policy year. Values will be different if payments are made with a different frequency or in different amounts.
(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                              VARIABLE LIFE POLICY

                                                          FACE AMOUNT = $250,000
                                                         MALE NON-TOBACCO AGE 45
                                                          DEATH BENEFIT OPTION 1

                  BASED ON GUARANTEED MONTHLY COST OF INSURANCE
                             CHARGES WITHOUT RIDERS

                       PREMIUMS                    HYPOTHETICAL 0%                              HYPOTHETICAL 6%
                       PAID PLUS               GROSS INVESTMENT RETURN                      GROSS INVESTMENT RETURN
                       INTEREST     -------------------------------------------  -----------------------------------------
         POLICY          AT 5%         SURRENDER       POLICY          DEATH        SURRENDER       POLICY          DEATH
          YEAR       PER YEAR (1)        VALUE        VALUE (2)       BENEFIT         VALUE        VALUE (2)       BENEFIT
       ----------   --------------  -------------  -------------  -------------  -------------  -------------  -----------
       1 ...........      5,011        $      0       $  3,125       $250,000       $      0       $  3,352       $250,000
       2 ...........     10,273        $      0       $  6,126       $250,000       $    191       $  6,775       $250,000
       3 ...........     15,798        $  3,242       $  9,004       $250,000       $  4,512       $ 10,274       $250,000
       4 ...........     21,599        $  6,852       $ 11,790       $250,000       $  8,945       $ 13,883       $250,000
       5 ...........     27,690        $ 10,383       $ 14,499       $250,000       $ 13,507       $ 17,622       $250,000
       6 ...........     34,085        $ 13,216       $ 16,509       $250,000       $ 17,572       $ 20,865       $250,000
       7 ...........     40,801        $ 15,931       $ 18,401       $250,000       $ 21,706       $ 24,175       $250,000
       8 ...........     47,852        $ 18,516       $ 20,162       $250,000       $ 25,897       $ 27,543       $250,000
       9 ...........     55,255        $ 20,958       $ 21,782       $250,000       $ 30,139       $ 30,963       $250,000
       10 ..........     63,029        $ 23,243       $ 23,243       $250,000       $ 34,421       $ 34,421       $250,000
       11 ..........     71,192        $ 25,617       $ 25,617       $250,000       $ 39,056       $ 39,056       $250,000
       12 ..........     79,763        $ 27,803       $ 27,803       $250,000       $ 43,784       $ 43,784       $250,000
       13 ..........     88,762        $ 29,797       $ 29,797       $250,000       $ 48,611       $ 48,611       $250,000
       14 ..........     98,211        $ 31,587       $ 31,587       $250,000       $ 53,539       $ 53,539       $250,000
       15 ..........    108,133        $ 33,147       $ 33,147       $250,000       $ 58,555       $ 58,555       $250,000
       16 ..........    118,551        $ 34,456       $ 34,456       $250,000       $ 63,654       $ 63,654       $250,000
       17 ..........    129,489        $ 35,488       $ 35,488       $250,000       $ 68,828       $ 68,828       $250,000
       18 ..........    140,975        $ 36,206       $ 36,206       $250,000       $ 74,064       $ 74,064       $250,000
       19 ..........    153,035        $ 36,564       $ 36,564       $250,000       $ 79,343       $ 79,343       $250,000
       20 ..........    165,698        $ 36,511       $ 36,511       $250,000       $ 84,647       $ 84,647       $250,000
       Age 60 ......    130,796        $ 33,147       $ 33,147       $250,000       $ 58,555       $ 58,555       $250,000
       Age 65 ......    182,076        $ 36,511       $ 36,511       $250,000       $ 84,647       $ 84,647       $250,000
       Age 70 ......    247,523        $ 28,374       $ 28,374       $250,000       $111,323       $111,323       $250,000
       Age 75 ......    331,052        $  6,798       $  6,798       $250,000       $136,923       $136,923       $250,000

                                            HYPOTHETICAL 12%
                                        GROSS INVESTMENT RETURN
                               ----------------------------------------
                    POLICY        SURRENDER       POLICY         DEATH
                     YEAR           VALUE        VALUE (2)      BENEFIT
                  ----------   -------------  ------------- -----------
                  1 ...........   $      0      $   3,579     $ 250,000
                  2 ...........   $    869      $   7,453     $ 250,000
                  3 ...........   $  5,894      $  11,655     $ 250,000
                  4 ...........   $ 11,315      $  16,253     $ 250,000
                  5 ...........   $ 17,190      $  21,305     $ 250,000
                  6 ...........   $ 22,929      $  26,222     $ 250,000
                  7 ...........   $ 29,121      $  31,591     $ 250,000
                  8 ...........   $ 35,804      $  37,451     $ 250,000
                  9 ...........   $ 43,029      $  43,853     $ 250,000
                  10 ..........   $ 50,847      $  50,847     $ 250,000
                  11 ..........   $ 59,718      $  59,718     $ 250,000
                  12 ..........   $ 69,480      $  69,480     $ 250,000
                  13 ..........   $ 80,250      $  80,250     $ 250,000
                  14 ..........   $ 92,157      $  92,157     $ 250,000
                  15 ..........   $105,341      $ 105,341     $ 250,000
                  16 ..........   $119,973      $ 119,973     $ 250,000
                  17 ..........   $136,251      $ 136,251     $ 250,000
                  18 ..........   $154,409      $ 154,409     $ 250,000
                  19 ..........   $174,725      $ 174,725     $ 250,000
                  20 ..........   $197,534      $ 197,534     $ 250,000
                  Age 60 ......   $105,341      $ 105,341     $ 250,000
                  Age 65 ......   $197,534      $ 197,534     $ 250,000
                  Age 70 ......   $354,858      $ 354,858     $ 411,635
                  Age 75 ......   $613,806      $ 613,806     $ 656,772
----------
(1) Assumes a $4,772.50 payment is made at the beginning of each Policy year. Values will be different if payments are made with a different frequency or in different amounts.
(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                              VARIABLE LIFE POLICY

                                                          FACE AMOUNT = $250,000
                                                         MALE NON-TOBACCO AGE 45
                                                          DEATH BENEFIT OPTION 3

                   BASED ON CURRENT MONTHLY COST OF INSURANCE
                             CHARGES WITHOUT RIDERS

                       PREMIUMS                    HYPOTHETICAL 0%                              HYPOTHETICAL 6%
                       PAID PLUS               GROSS INVESTMENT RETURN                      GROSS INVESTMENT RETURN
                       INTEREST     -------------------------------------------  -----------------------------------------
         POLICY          AT 5%         SURRENDER       POLICY          DEATH        SURRENDER       POLICY          DEATH
          YEAR       PER YEAR (1)        VALUE        VALUE (2)       BENEFIT         VALUE        VALUE (2)       BENEFIT
       ----------   --------------  -------------  -------------  -------------  -------------  -------------  -----------
       1 ..........       5,011        $      0       $  3,125       $250,000       $      0       $  3,352       $250,000
       2 ..........      10,273        $      0       $  6,126       $250,000       $    191       $  6,775       $250,000
       3 ..........      15,798        $  3,242       $  9,004       $250,000       $  4,512       $ 10,274       $250,000
       4 ..........      21,599        $  6,852       $ 11,790       $250,000       $  8,945       $ 13,883       $250,000
       5 ..........      27,690        $ 10,383       $ 14,499       $250,000       $ 13,507       $ 17,622       $250,000
       6 ..........      34,085        $ 13,851       $ 17,143       $250,000       $ 18,217       $ 21,510       $250,000
       7 ..........      40,801        $ 17,260       $ 19,730       $250,000       $ 23,090       $ 25,560       $250,000
       8 ..........      47,852        $ 20,610       $ 22,257       $250,000       $ 28,132       $ 29,779       $250,000
       9 ..........      55,255        $ 23,894       $ 24,718       $250,000       $ 33,346       $ 34,169       $250,000
       10 .........      63,029        $ 27,110       $ 27,110       $250,000       $ 38,736       $ 38,736       $250,000
       11 .........      71,192        $ 30,503       $ 30,503       $250,000       $ 44,620       $ 44,620       $250,000
       12 .........      79,763        $ 33,774       $ 33,774       $250,000       $ 50,725       $ 50,725       $250,000
       13 .........      88,762        $ 36,900       $ 36,900       $250,000       $ 57,039       $ 57,039       $250,000
       14 .........      98,211        $ 39,882       $ 39,882       $250,000       $ 63,581       $ 63,581       $250,000
       15 .........     108,133        $ 42,717       $ 42,717       $250,000       $ 70,364       $ 70,364       $250,000
       16 .........     118,551        $ 45,332       $ 45,332       $250,000       $ 77,341       $ 77,341       $250,000
       17 .........     129,489        $ 47,797       $ 47,797       $250,000       $ 84,594       $ 84,594       $250,000
       18 .........     140,975        $ 50,103       $ 50,103       $250,000       $ 92,137       $ 92,137       $250,000
       19 .........     153,035        $ 52,243       $ 52,243       $250,000       $ 99,992       $ 99,992       $250,000
       20 .........     165,698        $ 54,208       $ 54,208       $250,000       $108,179       $108,179       $250,000
       Age 60 .....     108,133        $ 42,717       $ 42,717       $250,000       $ 70,364       $ 70,364       $250,000
       Age 65 .....     165,698        $ 54,208       $ 54,208       $250,000       $108,179       $108,179       $250,000
       Age 70 .....     239,166        $ 60,849       $ 60,849       $250,000       $155,026       $155,026       $250,000
       Age 75 .....     332,933        $ 60,153       $ 60,153       $250,000       $213,438       $213,438       $297,434

                                       HYPOTHETICAL 12%
                                   GROSS INVESTMENT RETURN
                         -----------------------------------------
              POLICY        SURRENDER       POLICY          DEATH
               YEAR           VALUE        VALUE (2)       BENEFIT
            ----------   -------------  -------------  -----------
            1 ..........    $      0       $  3,579       $250,000
            2 ..........    $    869       $  7,453       $250,000
            3 ..........    $  5,894       $ 11,655       $250,000
            4 ..........    $ 11,315       $ 16,253       $250,000
            5 ..........    $ 17,190       $ 21,305       $250,000
            6 ..........    $ 23,581       $ 26,874       $250,000
            7 ..........    $ 30,554       $ 33,023       $250,000
            8 ..........    $ 38,170       $ 39,817       $250,000
            9 ..........    $ 46,496       $ 47,320       $250,000
            10 .........    $ 55,607       $ 55,607       $250,000
            11 .........    $ 65,979       $ 65,979       $250,000
            12 .........    $ 77,442       $ 77,442       $250,000
            13 .........    $ 90,107       $ 90,107       $250,000
            14 .........    $104,127       $104,127       $250,000
            15 .........    $119,671       $119,671       $250,000
            16 .........    $136,858       $136,858       $265,929
            17 .........    $155,789       $155,789       $294,478
            18 .........    $176,616       $176,616       $324,921
            19 .........    $199,527       $199,527       $357,444
            20 .........    $224,722       $224,722       $392,251
            Age 60 .....    $119,671       $119,671       $250,000
            Age 65 .....    $224,722       $224,722       $392,251
            Age 70 .....    $393,309       $393,309       $608,556
            Age 75 .....    $661,782       $661,782       $922,219
----------
(1) Assumes a $4,772.50 payment is made at the beginning of each Policy year. Values will be different if payments are made with a different frequency or in different amounts.
(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                              VARIABLE LIFE POLICY

                                                          FACE AMOUNT = $250,000
                                                         MALE NON-TOBACCO AGE 45
                                                          DEATH BENEFIT OPTION 3

                  BASED ON GUARANTEED MONTHLY COST OF INSURANCE
                             CHARGES WITHOUT RIDERS

                       PREMIUMS                    HYPOTHETICAL 0%                              HYPOTHETICAL 6%
                       PAID PLUS               GROSS INVESTMENT RETURN                      GROSS INVESTMENT RETURN
                       INTEREST     -------------------------------------------  -----------------------------------------
         POLICY          AT 5%         SURRENDER       POLICY          DEATH        SURRENDER       POLICY          DEATH
          YEAR       PER YEAR (1)        VALUE        VALUE (2)       BENEFIT         VALUE        VALUE (2)       BENEFIT
       ----------   --------------  -------------  -------------  -------------  -------------  -------------  -----------
       1 ...........      5,011        $      0       $  3,125       $250,000       $      0         $3,352      $250,000
       2 ...........     10,273        $      0       $  6,126       $250,000       $    191         $6,775      $250,000
       3 ...........     15,798        $  3,242       $  9,004       $250,000       $  4,512        $10,274      $250,000
       4 ...........     21,599        $  6,852       $ 11,790       $250,000       $  8,945        $13,883      $250,000
       5 ...........     27,690        $ 10,383       $ 14,499       $250,000       $ 13,507        $17,622      $250,000
       6 ...........     34,085        $ 13,216       $ 16,509       $250,000       $ 17,572        $20,865      $250,000
       7 ...........     40,801        $ 15,931       $ 18,401       $250,000       $ 21,706        $24,175      $250,000
       8 ...........     47,852        $ 18,516       $ 20,162       $250,000       $ 25,897        $27,543      $250,000
       9 ...........     55,255        $ 20,958       $ 21,782       $250,000       $ 30,139        $30,963      $250,000
       10 ..........     63,029        $ 23,243       $ 23,243       $250,000       $ 34,421        $34,421      $250,000
       11 ..........     71,192        $ 25,617       $ 25,617       $250,000       $ 39,056        $39,056      $250,000
       12 ..........     79,763        $ 27,803       $ 27,803       $250,000       $ 43,784        $43,784      $250,000
       13 ..........     88,762        $ 29,797       $ 29,797       $250,000       $ 48,611        $48,611      $250,000
       14 ..........     98,211        $ 31,587       $ 31,587       $250,000       $ 53,539        $53,539      $250,000
       15 ..........    108,133        $ 33,147       $ 33,147       $250,000       $ 58,555        $58,555      $250,000
       16 ..........    118,551        $ 34,456       $ 34,456       $250,000       $ 63,654        $63,654      $250,000
       17 ..........    129,489        $ 35,488       $ 35,488       $250,000       $ 68,828        $68,828      $250,000
       18 ..........    140,975        $ 36,206       $ 36,206       $250,000       $ 74,064        $74,064      $250,000
       19 ..........    153,035        $ 36,564       $ 36,564       $250,000       $ 79,343        $79,343      $250,000
       20 ..........    165,698        $ 36,511       $ 36,511       $250,000       $ 84,647        $84,647      $250,000
       Age 60 ......    108,133        $ 33,147       $ 33,147       $250,000       $ 58,555        $58,555      $250,000
       Age 65 ......    165,698        $ 36,511       $ 36,511       $250,000       $ 84,647        $84,647      $250,000
       Age 70 ......    239,166        $ 28,374       $ 28,374       $250,000       $111,323       $111,323      $250,000
       Age 75 ......    332,933        $  6,798       $  6,798       $250,000       $136,923       $136,923      $250,000

                                           HYPOTHETICAL 12%
                                     GROSS INVESTMENT RETURN
                            ----------------------------------------
                 POLICY        SURRENDER       POLICY         DEATH
                  YEAR           VALUE        VALUE (2)      BENEFIT
               ----------   -------------  ------------- -----------
               1 ..........    $      0      $   3,579     $ 250,000
               2 ..........    $    869      $   7,453     $ 250,000
               3 ..........    $  5,894      $  11,655     $ 250,000
               4 ..........    $ 11,315      $  16,253     $ 250,000
               5 ..........    $ 17,190      $  21,305     $ 250,000
               6 ..........    $ 22,929      $  26,222     $ 250,000
               7 ..........    $ 29,121      $  31,591     $ 250,000
               8 ..........    $ 35,804      $  37,451     $ 250,000
               9 ..........    $ 43,029      $  43,853     $ 250,000
               10 .........    $ 50,847      $  50,847     $ 250,000
               11 .........    $ 59,718      $  59,718     $ 250,000
               12 .........    $ 69,480      $  69,480     $ 250,000
               13 .........    $ 80,250      $  80,250     $ 250,000
               14 .........    $ 92,157      $  92,157     $ 250,000
               15 .........    $105,341      $ 105,341     $ 250,000
               16 .........    $119,973      $ 119,973     $ 250,000
               17 .........    $136,238      $ 136,238     $ 257,524
               18 .........    $154,068      $ 154,068     $ 283,439
               19 .........    $173,495      $ 173,495     $ 310,808
               20 .........    $194,634      $ 194,634     $ 339,732
               Age 60 .....    $105,341      $ 105,341     $ 250,000
               Age 65 .....    $194,634      $ 194,634     $ 339,732
               Age 70 .....    $331,048      $ 331,048     $ 512,221
               Age 75 .....    $533,610      $ 533,610     $ 743,605
----------
(1) Assumes a $4,772.50 payment is made at the beginning of each Policy year. Values will be different if payments are made with a different frequency or in different amounts.
(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX E

                    CALCULATION OF MAXIMUM SURRENDER CHARGES

     A separate surrender charge is computed on the Date of Issue and on each increase in Face Amount.

     A limitation on surrender charges is imposed based on the Standard Non-Forfeiture Law of each state. The maximum surrender charges at the Date of Issue and on each increase in Face Amount are shown in the table below. The surrender charge decreases by one-ninth each year. See -- "Surrender Charge" under CHARGES AND DEDUCTIONS.

     The maximum surrender charges are based on the age (on the Date of Issue or date of any increase in Face Amount), sex, and Underwriting Class of the Insured as indicated in the table below.

                 MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

                AGE AT
               ISSUE OR            MALE            MALE         FEMALE          FEMALE        UNISEX          UNISEX
               INCREASE         NON-TOBACCO       TOBACCO     NON-TOBACCO       TOBACCO     NON-TOBACCO       TOBACCO
             ------------    ----------------  ----------- ----------------  ----------- ----------------  ----------
             0 ...........           N/A          14.46            N/A          13.54            N/A          14.26
             1 ...........           N/A          14.44            N/A          13.53            N/A          14.23
             2 ...........           N/A          14.58            N/A          13.64            N/A          14.36
             3 ...........           N/A          14.73            N/A          13.76            N/A          14.51
             4 ...........           N/A          14.91            N/A          13.89            N/A          14.67
             5 ...........           N/A          15.09            N/A          14.01            N/A          14.85
             6 ...........           N/A          15.29            N/A          14.16            N/A          15.03
             7 ...........           N/A          15.50            N/A          14.31            N/A          15.23
             8 ...........           N/A          15.73            N/A          14.48            N/A          15.44
             9 ...........           N/A          15.96            N/A          14.66            N/A          15.67
             10 ..........           N/A          16.22            N/A          14.87            N/A          15.91
             11 ..........           N/A          16.47            N/A          15.06            N/A          16.16
             12 ..........           N/A          16.75            N/A          15.26            N/A          16.42
             13 ..........           N/A          17.03            N/A          15.48            N/A          16.69
             14 ..........           N/A          17.31            N/A          15.70            N/A          16.96
             15 ..........           N/A          17.60            N/A          15.92            N/A          17.24
             16 ..........           N/A          17.90            N/A          16.15            N/A          17.52
             17 ..........           N/A          18.17            N/A          16.39            N/A          17.80
             18 ..........         16.62          18.47          15.60          16.64          16.42          18.10
             19 ..........         16.84          18.78          15.82          16.89          16.63          18.40
             20 ..........         17.06          19.11          16.04          17.16          16.86          18.71
             21 ..........         17.30          19.46          16.27          17.45          17.09          19.05
             22 ..........         17.55          19.83          16.51          17.75          17.34          19.41
             23 ..........         17.84          20.23          16.78          18.06          17.62          19.79
             24 ..........         18.14          20.65          17.04          18.38          17.92          20.18
             25 ..........         18.46          21.08          17.39          18.74          18.24          20.60
             26 ..........         18.80          21.53          17.69          19.09          18.58          21.03
             27 ..........         19.16          22.01          18.01          19.46          18.93          21.49
             28 ..........         19.55          22.52          18.34          19.86          19.30          21.97
             29 ..........         19.96          23.06          18.69          20.28          19.70          22.49
             30 ..........         20.38          23.64          19.06          20.73          20.11          23.04
             31 ..........         20.84          24.25          19.44          21.20          20.55          23.62
             32 ..........         21.32          24.91          19.85          21.69          21.01          24.24
             33 ..........         21.82          25.58          20.27          22.21          21.50          24.88
             34 ..........         22.35          26.29          20.71          22.74          22.01          25.55
             35 ..........         22.91          27.04          21.18          23.29          22.55          26.26
             36 ..........         23.43          27.74          21.61          23.79          23.06          26.91

                AGE AT
               ISSUE OR            MALE            MALE         FEMALE          FEMALE        UNISEX          UNISEX
               INCREASE         NON-TOBACCO       TOBACCO     NON-TOBACCO       TOBACCO     NON-TOBACCO       TOBACCO
             ------------    ----------------  ----------- ----------------  ----------- ----------------  ----------
             37 ...........        23.99          28.48          22.06          24.33          23.59          27.60
             38 ...........        24.57          29.24          22.54          24.90          24.15          28.32
             39 ...........        25.19          30.05          23.04          25.50          24.75          29.09
             40 ...........        25.85          30.91          23.57          26.12          25.38          29.89
             41 ...........        26.54          31.81          24.13          26.77          26.04          30.73
             42 ...........        27.28          32.76          24.71          27.45          26.75          31.62
             43 ...........        28.06          33.77          25.33          28.14          27.49          32.56
             44 ...........        28.89          34.83          25.99          28.86          28.28          33.54
             45 ...........        29.76          35.93          26.68          29.62          29.12          34.56
             46 ...........        30.67          37.12          27.39          30.42          29.99          35.66
             47 ...........        31.64          38.34          28.15          31.26          30.90          36.79
             48 ...........        32.64          39.58          28.95          32.13          31.86          37.94
             49 ...........        33.69          40.88          29.79          33.05          32.87          39.14
             50 ...........        34.80          42.22          30.67          34.00          33.92          40.39
             51 ...........        35.98          43.62          31.62          35.04          35.05          41.69
             52 ...........        37.24          45.08          32.62          36.12          36.26          43.05
             53 ...........        38.58          46.69          33.68          37.28          37.53          44.54
             54 ...........        40.00          48.39          34.80          38.49          38.88          46.11
             55 ...........        41.51          50.17          36.00          39.78          40.32          47.76
             56 ...........        43.00          51.95          37.21          41.11          41.74          49.41
             57 ...........        44.57          53.82          38.50          42.52          43.25          51.14
             58 ...........        46.22          53.76          39.88          44.05          44.83          52.93
             59 ...........        47.95          53.45          41.34          45.67          46.49          53.76
             60 ...........        49.76          53.14          42.87          47.36          48.22          53.46
             61 ...........        51.61          52.94          44.46          49.11          50.01          53.25
             62 ...........        53.56          52.74          46.14          50.97          51.88          53.04
             63 ...........        53.30          52.55          47.92          52.87          53.54          52.84
             64 ...........        52.97          52.36          49.82          53.52          53.23          52.64
             65 ...........        52.64          52.16          51.84          53.24          52.91          52.42
             66 ...........        52.53          52.06          53.85          53.16          52.81          52.34
             67 ...........        52.42          51.96          53.76          53.08          52.70          52.24
             68 ...........        52.30          51.86          53.66          53.00          52.59          52.15
             69 ...........        52.18          51.75          53.55          52.91          52.47          52.05
             70 ...........        52.05          51.64          53.44          52.82          52.35          51.95
             71 ...........        51.91          51.52          53.30          52.66          52.21          51.83
             72 ...........        51.77          51.40          53.16          52.53          52.07          51.71
             73 ...........        51.62          51.28          53.01          52.39          51.93          51.59
             74 ...........        51.47          51.16          52.85          52.24          51.78          51.47
             75 ...........        51.32          51.04          52.69          52.09          51.62          51.34
             76 ...........        51.16          50.90          52.52          51.94          51.46          51.20
             77 ...........        50.99          50.75          52.34          51.78          51.30          51.06
             78 ...........        50.83          50.60          52.16          51.62          51.13          50.90
             79 ...........        50.66          50.45          51.98          51.47          50.96          50.75
             80 ...........        50.49          50.29          51.79          51.31          50.79          50.59
             81 ...........        50.33          50.15          51.59          51.15          50.62          50.44
             82 ...........        50.17          50.01          51.39          51.00          50.45          50.30
             83 ...........        50.01          49.87          51.19          50.84          50.28          50.14
             84 ...........        49.85          49.72          50.99          50.63          50.11          49.97
             85 ...........        49.69          49.56          50.77          50.41          49.93          49.79

EXAMPLES

     For the purpose of these examples, assume that a male, issue age 35, non-tobacco purchases a $75,000 Policy. His surrender charge is calculated as follows:

The surrender charge is equal to $1,718.25 (22.91 x 75).

EXAMPLE 1:

     Assume the Policyowner surrenders the Policy in the 10th Policy month. The surrender charge is $1,718.25.

EXAMPLE 2:

     Assume the Policyowner surrenders the Policy in the 61st Policy month. Also assume that the surrender charge decreases by 1/9th of the original surrender charge each year. In this example, the surrender charge would be $763.59.

                                   APPENDIX F
                             PERFORMANCE INFORMATION


The Policies and interests in the Sub-Accounts were first offered to the public in 2000; however, we may show average annual total return performance information based on the periods that the underlying Portfolios have been in existence, adjusted to reflect certain Policy fees and charges. The results for any period prior to the Policies and interests in the Sub-Accounts being offered will be calculated as if the Policies and interests in the Sub-Accounts had been offered during that period of time, reflecting only those charges assumed to apply to all Policy Owners ("Common Charges"). However, charges such as Cost of Insurance Charges, Monthly Expense Charges, and Surrender Charges, which are based on the Insured's sex, age, and underwriting class and which therefore vary with each Policy, are not reflected in the rates of return shown below. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER. These rates of return are not estimates, projections or guarantees of future performance. In the future, we will show total return and average annual total return performance information based on the periods that the Sub-Accounts have been in existence.


We may compare performance information in reports and promotional literature to:

     -    Standard & Poor's 500 Composite Stock Price Index ("S&P 500")

     -    Dow Jones Industrial Average ("DJIA")

     -    Shearson Lehman Aggregate Bond Index

     - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

     - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.

     - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria

     -    The Consumer Price Index

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

     - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

     - The advantages and disadvantages of investing in tax-deferred and taxable investments

     -    Customer profiles and hypothetical payment and investment scenarios

     -    Financial management and tax and retirement planning

     - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also show the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), and Standard & Poor's Insurance Rating Services ("S&P"). A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues but do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the underlying funds.

The following performance information is based on the periods that the underlying Funds have been in existence. The performance information is calculated after deducting total underlying Fund expenses and all Common Charges, including the Monthly Administration Fee, Monthly Mortality and Expense Risk Charge, and Payment Expense Charge. The performance information does NOT reflect Cost of Insurance Charges, Monthly Expense Charges, Surrender Charges, Partial Withdrawal Charges, or any Monthly Rider Charges, Transfer Charges, or Other Administrative Charges that may apply under the Policy. The Cost of Insurance Charge, Monthly Expense Charge, and Surrender Charge vary with each Policy and depend upon certain factors, such as sex, age, and underwriting class of the Insured. The Partial Withdrawal Charge is comprised of a 2% transaction fee of the amount withdrawn (not to exceed $25 for each partial withdrawal). See CHARGES AND DEDUCTIONS. THE RETURNS WOULD HAVE BEEN SIGNIFICANTLY LOWER IF SUCH CHARGES WERE REFLECTED.


It is assumed that an annual premium payment of $4,500 was made at the beginning of each Policy year. "One-Year Total Return" refers to the total of the income generated by a Sub-Account (had the Sub-Account been in existence for the period), for the one-year period ended December 31, 2001. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                                   TABLE I(A)
          ADJUSTED HISTORIC AVERAGE ANNUAL TOTAL RETURNS OF PORTFOLIOS
                       FOR PERIODS ENDING DECEMBER 31,2001
                        SINCE INCEPTION OF THE PORTFOLIOS
             Including Monthly Policy Charges and Surrender Charges

The following performance information is based on the periods that the Underlying Portfolios have been in existence. The performance information is net of total Underlying Portfolio expenses and all Portfolio charges. The data does reflect monthly charges under the Policy and surrender charges. It is assumed that an annual premium payment of $4,500 was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                                        10 YEARS OR
                                                                                                  LIFE OF          PORTFOLIO
                                                              ONE-YEAR               5           PORTFOLIO         INCEPTION
                  UNDERLYING PORTFOLIO                     As of 12/31/2001         YEARS         (IF LESS)          DATE
                  --------------------                     ----------------        ------       -----------       ----------
  Alger American Growth                                        -100.00%            -7.50%           9.81%           01/08/89
  Alger American Leveraged AllCap                              -100.00%            -3.89%          11.71%           01/25/95
  Alger American MidCap Growth                                 -100.00%            -5.39%          10.59%           05/03/93
  Alger American Small Capitalization                          -100.00%           -27.01%          -2.69%           09/20/88
  Berger IPT-International                                     -100.00%             N/A           -27.42%           05/01/97
  Berger IPT-Small Company Growth                              -100.00%           -14.37%         -11.67%           05/01/96
  Dreyfus VIF-Appreciation                                     -100.00%           -10.67%           5.38%           03/31/93
  Dreyfus VIF-Growth & Income                                  -100.00%           -16.25%           3.29%           05/02/94
  Dreyfus Socially Responsible                                 -100.00%           -14.00%           3.25%           10/07/93
  Fidelity VIP Growth                                          -100.00%            -9.65%           6.87%           10/09/86
  Fidelity VIP High Income                                     -100.00%           -30.78%           -.35%           09/19/85
  Fidelity VIP Money Market                                    -100.00%           -17.96%           -.78%           04/01/82
  Fidelity VIP Overseas                                        -100.00%           -21.53%          -1.50%           01/28/87
  Fidelity VIP  Asset Manager                                  -100.00%           -15.33%           2.10%           09/06/89
  Fidelity VIP  Contrafund(R)                                  -100.00%           -11.21%           4.21%           01/03/95
  Fidelity VIP Index 500                                       -100.00%           -11.30%           5.79%           08/27/92
  Fidelity VIP Investment Grade Bond                           -100.00%           -15.41%           -.38%           12/05/88
  Fidelity VIP Growth Opportunities                            -100.00%           -20.19%          -2.94%           01/03/95
  Goldman Sachs VIT Capital Growth                             -100.00%             N/A           -40.55%           04/30/98
  Goldman Sachs VIT CORESM U.S. Equity                         -100.00%             N/A           -35.46%           02/12/98
  Goldman Sachs VIT Growth and Income                          -100.00%             N/A           -40.38%           01/12/98
  Montgomery Variable Series: Emerging Markets                 -100.00%           -36.90%         -26.39%           02/02/96
  Montgomery Variable Series: Growth                           -100.00%           -21.33%         -10.55%           02/09/96
  Seligman Communications and Information                      -100.00%            -4.47%           7.03%           10/11/94
  Seligman Frontier                                            -100.00%           -24.22%          -3.29%           10/11/94
  Seligman Global Technology                                   -100.00%             N/A          -100.00%           05/01/00
  Seligman Small Cap Value                                       N/A                N/A          -100.00%           05/01/01

As show below, we may also show average annual total return performance information based on the periods that the underlying Portfolios have been in existence, after deducting total underlying Portfolio expenses and all common charges except the Payment Expense Charge. The Payment Expense Charge equals 6.00% of each payment made under the Policy, and is composed of a 2.00% Premium Tax Charge, a 1.00% Deferred Acquisition Costs (DAC Tax) Charge, and a 3.00% Front-End Sales Load Charge. See CHARGES AND DEDUCTIONS. The returns would have been lower if the Payment Expense Charge was reflected.

                                   TABLE I(B)
                   AVERAGE ANNUAL TOTAL RETURNS OF PORTFOLIOS
                       FOR PERIODS ENDING DECEMBER 31,2001
                        SINCE INCEPTION OF THE PORTFOLIO
             Excluding Monthly Policy Charges and Surrender Charges

The following performance information is based on the periods that the Underlying Portfolios have been in existence. The performance information is net of total Underlying Portfolio expenses and all Portfolio charges. The data does NOT reflect monthly charges under the Policy and surrender charges. It is assumed that an annual premium payment of $4,500 was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                                10 YEARS OR
                                                                                                  LIFE OF           PORTFOLIO
                                                              ONE-YEAR               5           PORTFOLIO          INCEPTION
                  UNDERLYING PORTFOLIO                     As of 12/31/2001         YEARS         (IF LESS)           DATE
                  --------------------                     ----------------         -----         --------          ---------
  Alger American Growth                                        -14.02%             12.29%          14.24%           01/08/89
  Alger American Leveraged AllCap                              -18.08%             15.20%          21.85%           01/25/95
  Alger American MidCap Growth                                  -8.81%             13.98%          17.99%           05/03/93
  Alger American Small Capitalization                          -31.45%             -2.11%           4.06%           09/20/88
  Berger IPT-International                                     -22.36%              N/A              .34%           05/01/97
  Berger IPT-Small Company Growth                              -35.35%              6.95%           5.94%           05/01/96
  Dreyfus VIF-Appreciation                                     -11.56%              9.79%          12.98%           03/31/93
  Dreyfus VIF-Growth & Income                                   -8.15%              5.54%          12.74%           05/02/94
  Dreyfus Socially Responsible                                 -24.62%              7.23%          11.73%           10/07/93
  Fidelity VIP Growth                                          -19.80%             10.59%          12.66%           10/09/86
  Fidelity VIP High Income                                     -13.94%             -4.61%           4.55%           09/19/85
  Fidelity VIP Money Market                                      1.73%              4.27%           4.19%           04/01/82
  Fidelity VIP Overseas                                        -23.28%              1.69%           5.16%           01/28/87
  Fidelity VIP Asset Manager                                    -6.48%              6.22%           8.52%           09/06/89
  Fidelity VIP Contrafund(R)                                   -14.49%              9.37%          14.86%           01/03/95
  Fidelity VIP Index 500                                       -14.31%              9.31%          12.67%           08/27/92
  Fidelity VIP Investment Grade Bond                             5.95%              6.16%           6.20%           12/05/88
  Fidelity VIP  Growth Opportunities                           -16.59%              2.64%           8.55%           01/03/95
  Goldman Sachs VIT Capital Growth                             -16.63%              N/A             2.24%           04/30/98
  Goldman Sachs VIT CORESM U.S. Equity                         -14.15%              N/A             2.10%           02/12/98
  Goldman Sachs VIT Growth and Income                          -11.59%              N/A            -2.17%           01/12/98
  Montgomery Variable Series: Emerging Markets                  -9.25%             -8.43%          -6.19%           02/02/96
  Montgomery Variable Series: Growth                           -22.83%              1.83%           5.74%           02/09/96
  Seligman Communications and Information                        2.88%             14.73%          16.98%           10/11/94
  Seligman Frontier                                             -9.63%              -.21%           7.79%           10/11/94
  Seligman Global Technology                                   -24.26%              N/A           -31.61%           05/01/00
  Seligman Small Cap Value                                       N/A                N/A            -9.63%           05/01/01

     We may show "One-Year Total Returns," which refer to the total of the income generated by a Sub-Account (had the Sub-Account been in existence for the period), for a one-year period. We may also show "Average Annual Total Returns," which are based on the same charges and assumptions, but reflect the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

     Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. One-year total return and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Fund in which a Sub-Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

     Policy owners should also refer to the hypothetical illustrations set forth in Appendix D -- examples of death benefit, policy values, and accumulated payments and should request personalized illustrations which illustrate variations of the death benefit, policy values, and accumulated payments under their policy.

                                   APPENDIX G

                         MAXIMUM MONTHLY EXPENSE CHARGES

A Monthly Expense Charge is computed on the Date of Issue and on each increase in Face Amount.

The monthly expense charge is based on the age (on the date of issue or on the date of any increase in face amount), sex, and underwriting class of the insured as indicated in the table below.

            MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT

              AGE OF
             ISSUE OR            MALE             MALE           FEMALE            FEMALE           UNISEX          UNISEX
             INCREASE         NON-TOBACCO        TOBACCO       NON-TOBACCO        TOBACCO         NON-TOBACCO       TOBACCO
             --------         -----------        -------       -----------        -------         -----------       -------
                  0               N/A             $ 0.11            N/A            $ 0.08            N/A            $ 0.10
                  1               N/A             $ 0.11            N/A            $ 0.08            N/A            $ 0.11
                  2               N/A             $ 0.12            N/A            $ 0.08            N/A            $ 0.11
                  3               N/A             $ 0.12            N/A            $ 0.08            N/A            $ 0.11
                  4               N/A             $ 0.12            N/A            $ 0.09            N/A            $ 0.11
                  5               N/A             $ 0.12            N/A            $ 0.09            N/A            $ 0.12
                  6               N/A             $ 0.13            N/A            $ 0.09            N/A            $ 0.12
                  7               N/A             $ 0.13            N/A            $ 0.09            N/A            $ 0.12
                  8               N/A             $ 0.13            N/A            $ 0.09            N/A            $ 0.12
                  9               N/A             $ 0.14            N/A            $ 0.10            N/A            $ 0.13
                 10               N/A             $ 0.14            N/A            $ 0.10            N/A            $ 0.13
                 11               N/A             $ 0.14            N/A            $ 0.10            N/A            $ 0.13
                 12               N/A             $ 0.14            N/A            $ 0.11            N/A            $ 0.14
                 13               N/A             $ 0.15            N/A            $ 0.11            N/A            $ 0.14
                 14               N/A             $ 0.15            N/A            $ 0.11            N/A            $ 0.14
                 15               N/A             $ 0.15            N/A            $ 0.11            N/A            $ 0.15
                 16               N/A             $ 0.16            N/A            $ 0.12            N/A            $ 0.15
                 17               N/A             $ 0.16            N/A            $ 0.12            N/A            $ 0.15
                 18              $ 0.12           $ 0.16          $ 0.11           $ 0.12           $ 0.12          $ 0.16
                 19              $ 0.13           $ 0.17          $ 0.11           $ 0.13           $ 0.12          $ 0.16
                 20              $ 0.13           $ 0.17          $ 0.12           $ 0.13           $ 0.13          $ 0.16
                 21              $ 0.13           $ 0.17          $ 0.12           $ 0.13           $ 0.13          $ 0.17
                 22              $ 0.14           $ 0.18          $ 0.12           $ 0.14           $ 0.13          $ 0.17
                 23              $ 0.14           $ 0.18          $ 0.12           $ 0.14           $ 0.14          $ 0.17
                 24              $ 0.15           $ 0.19          $ 0.13           $ 0.15           $ 0.14          $ 0.18
                 25              $ 0.15           $ 0.19          $ 0.13           $ 0.15           $ 0.15          $ 0.18
                 26              $ 0.15           $ 0.19          $ 0.13           $ 0.15           $ 0.15          $ 0.19
                 27              $ 0.16           $ 0.20          $ 0.14           $ 0.16           $ 0.15          $ 0.19
                 28              $ 0.16           $ 0.20          $ 0.14           $ 0.16           $ 0.16          $ 0.19
                 29              $ 0.17           $ 0.21          $ 0.14           $ 0.17           $ 0.16          $ 0.20
                 30              $ 0.17           $ 0.21          $ 0.15           $ 0.17           $ 0.17          $ 0.20
                 31              $ 0.17           $ 0.21          $ 0.15           $ 0.17           $ 0.17          $ 0.21

              AGE OF
             ISSUE OR            MALE             MALE           FEMALE            FEMALE           UNISEX          UNISEX
             INCREASE         NON-TOBACCO        TOBACCO       NON-TOBACCO        TOBACCO         NON-TOBACCO       TOBACCO
             --------         -----------        -------       -----------        -------         -----------       -------
                 32              $ 0.18           $ 0.22          $ 0.15           $ 0.18           $ 0.17          $ 0.21
                 33              $ 0.18           $ 0.22          $ 0.15           $ 0.18           $ 0.18          $ 0.21
                 34              $ 0.19           $ 0.23          $ 0.16           $ 0.19           $ 0.18          $ 0.22
                 35              $ 0.19           $ 0.23          $ 0.16           $ 0.19           $ 0.18          $ 0.22
                 36              $ 0.21           $ 0.25          $ 0.17           $ 0.21           $ 0.20          $ 0.24
                 37              $ 0.22           $ 0.27          $ 0.19           $ 0.22           $ 0.21          $ 0.26
                 38              $ 0.24           $ 0.29          $ 0.20           $ 0.24           $ 0.23          $ 0.28
                 39              $ 0.25           $ 0.31          $ 0.21           $ 0.25           $ 0.24          $ 0.29
                 40              $ 0.27           $ 0.33          $ 0.23           $ 0.27           $ 0.26          $ 0.31
                 41              $ 0.28           $ 0.34          $ 0.24           $ 0.28           $ 0.27          $ 0.33
                 42              $ 0.30           $ 0.36          $ 0.25           $ 0.30           $ 0.29          $ 0.35
                 43              $ 0.31           $ 0.38          $ 0.26           $ 0.31           $ 0.30          $ 0.37
                 44              $ 0.33           $ 0.40          $ 0.28           $ 0.33           $ 0.32          $ 0.39
                 45              $ 0.34           $ 0.42          $ 0.29           $ 0.34           $ 0.33          $ 0.40
                 46              $ 0.36           $ 0.44          $ 0.30           $ 0.36           $ 0.35          $ 0.42
                 47              $ 0.38           $ 0.46          $ 0.32           $ 0.37           $ 0.36          $ 0.44
                 48              $ 0.39           $ 0.48          $ 0.33           $ 0.39           $ 0.38          $ 0.46
                 49              $ 0.41           $ 0.50          $ 0.35           $ 0.40           $ 0.40          $ 0.48
                 50              $ 0.43           $ 0.52          $ 0.36           $ 0.42           $ 0.42          $ 0.50
                 51              $ 0.44           $ 0.54          $ 0.37           $ 0.43           $ 0.43          $ 0.52
                 52              $ 0.46           $ 0.56          $ 0.38           $ 0.45           $ 0.44          $ 0.53
                 53              $ 0.47           $ 0.57          $ 0.40           $ 0.46           $ 0.46          $ 0.55
                 54              $ 0.49           $ 0.59          $ 0.41           $ 0.48           $ 0.47          $ 0.57
                 55              $ 0.50           $ 0.61          $ 0.42           $ 0.49           $ 0.48          $ 0.59
                 56              $ 0.53           $ 0.65          $ 0.45           $ 0.52           $ 0.51          $ 0.62
                 57              $ 0.56           $ 0.69          $ 0.47           $ 0.55           $ 0.55          $ 0.66
                 58              $ 0.60           $ 0.72          $ 0.50           $ 0.58           $ 0.58          $ 0.70
                 59              $ 0.63           $ 0.76          $ 0.52           $ 0.61           $ 0.61          $ 0.73
                 60              $ 0.66           $ 0.80          $ 0.55           $ 0.64           $ 0.64          $ 0.77
                 61              $ 0.70           $ 0.82          $ 0.58           $ 0.67           $ 0.68          $ 0.79
                 62              $ 0.74           $ 0.83          $ 0.61           $ 0.71           $ 0.71          $ 0.81
                 63              $ 0.78           $ 0.85          $ 0.64           $ 0.74           $ 0.75          $ 0.83
                 64              $ 0.82           $ 0.86          $ 0.67           $ 0.78           $ 0.79          $ 0.85
                 65              $ 0.86           $ 0.88          $ 0.70           $ 0.81           $ 0.83          $ 0.87
                 66              $ 0.86           $ 0.88          $ 0.70           $ 0.80           $ 0.83          $ 0.86
                 67              $ 0.86           $ 0.87          $ 0.69           $ 0.80           $ 0.82          $ 0.86
                 68              $ 0.85           $ 0.87          $ 0.69           $ 0.79           $ 0.82          $ 0.85
                 69              $ 0.85           $ 0.86          $ 0.68           $ 0.79           $ 0.82          $ 0.85
                 70              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
                 71              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
                 72              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
                 73              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
                 74              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
                 75              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
                 76              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
                 77              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
                 78              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
                 79              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
                 80              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
                 81              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
                 82              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
                 83              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
                 84              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
                 85              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84

EXAMPLES

     For a male, issue age 35, non-tobacco with a $75,000 Policy, the maximum Monthly Expense Charge (per table) would be: $14.25 ($0.19 x 75)

     For a male, issue age 50, non-tobacco with a $75,000 Policy, the maximum Monthly Expense Charge (per table) would be: $32.25 ($0.43 x 75)

     For a male, issue age 65, non-tobacco with a $75,000 Policy, the maximum Monthly Expense Charge (per table) would be: $64.50 ($0.86 x 75)

                      (This page intentionally left blank)

                    CANADA LIFE INSURANCE COMPANY OF AMERICA

        HOME OFFICE: 6201 POWERS FERRY ROAD, NW, ATLANTA, GEORGIA 30339

                             PHONE: 1-800-232-1335

                VARIABLE LIFE SERVICE CENTER: 440 LINCOLN STREET

                              WORCESTER, MA 01653

--------------------------------------------------------------------------------


                     CANADA LIFE PRESTIGE SERIES VUL ADVISOR
                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1
           INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


--------------------------------------------------------------------------------

     This Prospectus describes the individual flexible premium variable life insurance policy (the Policy) offered by Canada Life Insurance Company of America (We, Our, Us or the Company).

     The Policyowner (You or Your) may choose among the divisions (the Sub-Accounts) of the Canada Life of America Variable Life Account 1 (the Variable Account) and/or the Fixed Account. Assets in each Sub-Account are invested in corresponding Portfolios of the following fund companies (the Funds):


     The Alger American Fund (Alger American)
     Berger Institutional Products Trust (Berger
     Trust)                                           Goldman Sachs Variable Insurance Trust
     The Dreyfus Socially Responsible Growth Fund,                       (Goldman Sachs VIT)
     Inc. (Dreyfus Socially Responsible)               The Montgomery Funds III (Montgomery)
                                                                      ProFunds VP (ProFunds)
     Dreyfus Variable Investment Fund (Dreyfus        Seligman Portfolios, Inc. (Seligman
     VIF)
     Fidelity Variable Insurance Products Funds
       (Fidelity VIP)

     The Policy Value will vary according to the investment performance of the Portfolio(s) in which the Sub-Accounts You choose are invested and the Policy changes deducted. You bear the entire investment risk on amounts allocated to the Variable Sub-Accounts. The Policies are not suitable for short-term investment because of the substantial nature of the surrender charge.

     This Prospectus provides basic information that a prospective Policyowner should know before investing. It may not be to your advantage to replace existing insurance with this Policy. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium paymnets under this Policy.

     Please read this prospectus carefully before buying a policy and keep it for future reference. Current prospectuses for the funds must accompany this Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this prospectus.
            Any representation to the contrary is a criminal offence.

     The policy and the sub-accounts are not insured by the FDIC nor any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. The policy described in this prospectus is subject to market fluctuation, investment risk and possible loss of principal. For sale by registered representatives who are investment advisors only. There is no assurance that any adviser will successfully predict market fluctuations.

                   The date of this Prospectus is May 1, 2002

                                TABLE OF CONTENTS


                                                               PAGE
                                                               ----
DEFINITIONS .....................................................1
SUMMARY .........................................................3
  What is the Policy's Objective? ...............................3
  Who are the Key Persons Under the Policy? .....................3
  What Happens When the Insured Dies? ...........................3
  Can I Examine the Policy? .....................................4
  Can I Purchase the Policy by Exchanging My
    Existing Policy .............................................4
  What Is the Variable Account? .................................4
  What Is the Fixed Account? ....................................4
  How Much Can I Invest and How Often? ..........................4
  Can I Make Transfers Among the Funds and the Fixed
    Account? ....................................................5
  Can I Get Money Out of My Policy? .............................5
  Can I Make Future Changes Under My Policy? ....................5
  Can I Convert My Policy Into A Fixed Policy? ..................6
  What Charges Will I Pay? ......................................6
  What Are the Expenses and Fees of the Funds? ..................7
  What are the Lapse and Reinstatement Provisions of
    My Policy? ..................................................9
  How Will the Policy be Taxed? .................................9
  Does Canada Life Offer Other Policies? ........................9
  What If I Have Questions? .....................................9
THE COMPANY ....................................................10
THE VARIABLE ACCOUNT AND THE FUNDS .............................10
  The Variable Account .........................................10
  The Funds ....................................................11
  Resolving Material Conflicts .................................11
  The Alger American Fund ......................................12
    Alger American Growth Portfolio ............................12
    Alger American Leveraged AllCap Portfolio ..................12
    Alger American MidCap Growth Portfolio .....................12
    Alger American Small Capitalization Portfolio ..............12
  Berger Institutional Products Trust ..........................12
    Berger/BIAM IPT-International Fund .........................13
    Berger IPT-Small Company Growth Fund .......................13
  The Dreyfus Socially Responsible Growth Fund,
    Inc ........................................................13
  Dreyfus Variable Investment Fund .............................13
    Dreyfus VIF Appreciation Portfolio .........................13
    Dreyfus VIF Growth and Income Portfolio ....................13
  Fidelity Variable Insurance Products Fund ....................14
    Fidelity VIP Growth Portfolio ..............................14
    Fidelity VIP High Income Portfolio .........................14
    Fidelity VIP Money Market Portfolio ........................14
    Fidelity VIP Overseas Portfolio ............................14
    Fidelity VIP Asset Manager Portfolio .......................14
    Fidelity VIP Contrafund Portfolio ..........................14
    Fidelity VIP Index 500 Portfolio ...........................14
    Fidelity VIP Investment Grade Bond
      Portfolio ................................................14
    Fidelity VIP  Growth Opportunities
      Portfolio ................................................15
  Goldman Sachs Variable Insurance Trust .......................15
    Goldman Sachs VIT Capital Growth Portfolio .................15
    Goldman Sachs VIT CORE U.S. Equity Portfolio ...............15
 ...............................................................15
    Goldman Sachs VIT Growth and Income Portfolio ..............15
  The Montgomery Funds III .....................................15
    Montgomery Variable Series: Emerging Markets
      Fund .....................................................15
    Montgomery Variable Series: Growth Fund ....................15
ProFunds VP ....................................................15
ProFund VP Money Market ........................................15
ProFund VP Bull Plus ...........................................15
ProFund VPUltraMid-Cap .........................................15
ProFund VP UltraOTC ............................................15
ProFund VP UltraSmall-Cap ......................................15
ProFund VP Bear ................................................15

  Seligman Portfolios, Inc .....................................16
    Seligman Communications and Information
      Portfolio ................................................16
    Seligman Frontier Portfolio ................................16
    Change in Investment Objective .............................16
THE POLICY .....................................................16
  Applying for a Policy ........................................16
  Right to Examine .............................................17
  State Variations .............................................17
  Conversion Privilege .........................................17
  Payments .....................................................17
    Electronic Funds Transfer (EFT) ............................18
    Allocation of Net Payments .................................18
  Transfers ....................................................19
    Transfer Privilege .........................................19
    Dollar Cost Averaging ......................................19
  Account Rebalancing ..........................................20
  Death Benefit ................................................20
    Guideline Minimum Death Benefit ............................20
    Net Death Benefit ..........................................20
  Election of Death Benefit Options ............................21
    Death Benefit Option 1 -- Level Guideline
      Premium Test .............................................21
    Death Benefit Option 2 -- Adjustable Guideline
      Premium Test .............................................22
    Death Benefit Option 3 -- Level Cash Value
      Accumulation Test ........................................22
  Changing Between Death Benefit Option 1 and Death
    Benefit 2 ..................................................24
    Change from Death Benefit Option 1 to Death
      Benefit Option 2 .........................................24
    Change from Death Benefit Option 2 to Death
      Benefit Option 1 .........................................24
  Guaranteed Death Benefit Rider ...............................24
    Guaranteed Death Benefit ...................................25
    Termination of the Guaranteed Death Benefit
      Rider ....................................................25
  Change in Face Amount ........................................25
    Increases ..................................................25
    Decreases ..................................................26
  Policy Value .................................................26
  Sub-Accounts .................................................27
    Sub-Account Value ..........................................27
    Units ......................................................27
  Unit Value ...................................................28
    Net Investment Factor ......................................28
  Payment Options ..............................................28
  Optional Insurance Benefits ..................................28
  Surrender ....................................................28
  Partial Withdrawal ...........................................29
  Delay of Payments ............................................29
CHARGES AND DEDUCTIONS .........................................29
  Deductions From Payments .....................................29
  Monthly Deduction ............................................30
    Monthly Expense Charge .....................................30
    Monthly Administration Fee .................................30
    Monthly Mortality and Expense Risk Charge ..................30
    Monthly Rider Charges ......................................31
    Cost of Insurance Charges ..................................31
  Fund Expenses ................................................32
  Surrender Charge .............................................32
  Partial Withdrawal Charges ...................................33
  Transfer Charges .............................................33
  Other Administrative Charges .................................33
POLICY LOANS ...................................................33
  Preferred Loan Option ........................................34
  Repayment of Outstanding Loan ................................34
  Effect of Policy Loans .......................................34
POLICY TERMINATION AND REINSTATEMENT ...........................34
  Termination ..................................................34
  Reinstatement ................................................35
OTHER POLICY PROVISIONS ........................................36
  The Contract .................................................36
  Policyowner ..................................................36
  Beneficiary ..................................................36
  Assignment ...................................................36

  Modification .................................................36
  Notification of Death ........................................37
  Written Request ..............................................37
  Periodic Reports .............................................37
  Incontestability .............................................37
  Suicide ......................................................37
  Misstatement of Age or Sex ...................................38
FEDERAL TAX STATUS .............................................38
  The Company and the Variable Account .........................38
  Taxation of the Policies .....................................38
  Tax Treatment of Policy Benefits .............................39
  Possible Tax Changes .........................................40
VOTING RIGHTS ..................................................40
DELETION OR SUBSTITUTION OF INVESTMENTS ........................41
EXPERTS ........................................................41
FURTHER INFORMATION ............................................41
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY ................42
DISTRIBUTION ...................................................42
INFORMATION ABOUT THE FIXED ACCOUNT ............................43
  General Description ..........................................43
  Fixed Account Interest .......................................43
  Fixed Account Policy Value ...................................43
LEGAL PROCEEDINGS ..............................................44
FINANCIAL STATEMENTS ...........................................44
APPENDIX A -- GUIDELINE MINIMUM DEATH BENEFIT
  TABLES ......................................................A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS .....................B-1
APPENDIX C -- PAYMENT OPTIONS .................................C-1
APPENDIX D -- EXAMPLES OF DEATH BENEFIT, POLICY
  VALUES AND ACCUMULATED PAYMENTS .............................D-1
APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER
  CHARGES .....................................................E-1
APPENDIX F -- PERFORMANCE INFORMATION .........................F-1
APPENDIX G -- MAXIMUM MONTHLY EXPENSE CHARGES .................G-1

                                   DEFINITIONS

     ACCEPTANCE: The date We mail the Policy if the application is approved with no changes requiring Your consent; otherwise, the date We receive Your written consent to any changes.

     AGE: How old the Insured is on the birthday nearest to a Policy
Anniversary.

     BENEFICIARY: The person or persons You name to receive the Net Death Benefit when the Insured dies. The Owner may designate primary, contingent and irrevocable Beneficiaries.

     CASH SURRENDER VALUE: The amount payable on a full surrender. It is the Policy Value less any Outstanding Loan and surrender charges.

     DATE OF ISSUE: The date the Policy was issued, used to measure the Monthly Processing Date, Policy months, Policy years and Policy Anniversaries. Coverage begins on this date.

     DEATH BENEFIT: The amount payable to the Beneficiary when the Insured dies prior to the Final Payment Date, before deductions for any Outstanding Loan and partial withdrawals, partial withdrawal charges, and due and unpaid Monthly Deductions.

     DUE PROOF OF DEATH: Proof of death that is satisfactory to Us. Such proof may consist of: 1) a certified copy of the death certificate; or 2) a certified copy of the decree of a court of competent jurisdiction as to the finding of death.

     EARNINGS: The amount by which the Policy Value exceeds the sum of the payments made less all withdrawals and partial withdrawal charges. Earnings are calculated at least once each month.

     EVIDENCE OF INSURABILITY: Information, including medical information, used to decide the Insured's Underwriting Class.

     FACE AMOUNT: The amount of insurance coverage, selected by You and used to compute the Death Benefit, including any additional increases or decreases.

     FINAL PAYMENT DATE: The Policy Anniversary nearest the Insured's 100th birthday. After this date, no payments may be made.

     FIXED ACCOUNT: Part of Our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Variable Account.

     GENERAL ACCOUNT: All Our assets other than those held in a separate investment account.

     GUIDELINE MINIMUM DEATH BENEFIT: The minimum Death Benefit required to qualify the Policy as "life insurance" under federal income tax laws.

     INSURED: The person whose life is insured by this Policy.

     LOAN VALUE: The maximum amount You may borrow under the Policy.

     MINIMUM MONTHLY PAYMENT: A monthly amount shown in Your Policy. If You pay this amount, We guarantee that Your Policy will not lapse before the 49th Monthly Processing Date from the Date of Issue or increase in Face Amount, within limits.

     MONTHLY DEDUCTION: Consists of the charges taken on each Monthly Processing Date up to the Final Payment Date, including the cost of insurance charge, monthly expense charge, monthly administration fee, monthly mortality and expense risk charge, and any monthly rider charges.

     MONTHLY PROCESSING DATE: The date when the Monthly Deduction is taken.

     NET AMOUNT AT RISK: On the Monthly Processing Date, the Death Benefit minus the Policy Value prior to the Monthly Deduction. In any other day it is the Death Benefit minus the Policy Value.

     NET DEATH BENEFIT: The amount payable to the Beneficiary when the Insured dies.

     NET PAYMENT: Your payment less a payment expense charge.

     NON-PARTICIPATING: The Policy is non-participating and is not eligible for dividends.

     OUTSTANDING LOAN: All Policy loans taken plus loan interest due or accrued less any loan payments.

     POLICY ANNIVERSARY: The same date in each policy year as the Date of Issue.

     POLICY CHANGE: Any change in the Face Amount, the addition or deletion of a rider, underwriting reclassifications, or changing from Death Benefit Option 1 to Death Benefit Option 2 (and vice versa).

     POLICYOWNER: The person who may exercise all rights under the Policy, with the consent of any irrevocable Beneficiary. "You" and "Your" refer to the Policyowner in this Prospectus.

     POLICY VALUE: The sum of the Variable Account value and the Fixed Account value.

     PORTFOLIOS: The investment portfolios of the Funds in which the Sub-Accounts invest.

     PREMIUM: A payment You must make to Us to keep the Policy in force.

     PRO-RATA ALLOCATION: An allocation among the Fixed Account and the Sub-Accounts in the same proportion that, on the date of allocation, the unloaned Policy Value in the Fixed Account and the Policy Value in each Sub-Account bear to the total unloaned Policy Value.

     SUB-ACCOUNT: A subdivision of the Variable Account investing exclusively in the shares of a Portfolio.

     UNDERWRITING CLASS: The insurance risk classification that We assign the Insured based on the information in the application and other Evidence of Insurability We consider. The Insured's Underwriting Class will affect the Monthly Deduction and the payment required to keep the Policy in force.

     UNIT: A measurement used in the determination of the Policy's Variable Account value.

     VALUATION DAY: Each day the New York Stock Exchange is open for trading.

     VALUATION PERIOD: The period beginning at the close of business on a Valuation Day and ending at the close of business on the next succeeding Valuation Day. The close of business is the close of regular trading on the New York Stock Exchange (usually 4:00 P.M. Eastern Time).

     VARIABLE ACCOUNT: Canada Life of America Variable Life Account 1.

     VARIABLE LIFE SERVICE CENTER: Our administrator's office at the mailing address shown on page 1 of the Prospectus.

     WRITTEN REQUEST: Your request in writing, satisfactory to Us, received at the Variable Life Service Center.

                                     SUMMARY

     This summary provides a brief description of some of the features and charges of the Policy offered by Us. You will find more detailed information in the rest of this Prospectus and the Policy. Please keep the Policy and its riders or endorsements, if any, together with the application. Together they are the entire agreement between You and Us.

WHAT IS THE POLICY'S OBJECTIVE?

     The objective of the Policy is to give life insurance protection and help You build assets tax-deferred. Features available through the Policy include:

     - a Net Death Benefit that can protect Your Beneficiaries, which includes a payment option that can guarantee an income for life;

     - ability to create Your own personalized investment portfolio within Your Policy;

     - experienced professional investment advisers administering the Funds (see the Fund prospectuses); and

     -    tax deferral on earnings.

While the Policy is in force, it will provide:

     -    life insurance coverage on the Insured;

     -    Policy Value;

     -    surrender rights and partial withdrawal rights;

     -    loan privileges; and

     -    optional insurance benefits available by rider.

     The Policy combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the Policy Value and the Death Benefit under Death Benefit Option 2, will increase or decrease depending on investment results. Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, You may make payments of any amount and frequency. While You may establish a schedule of payments (planned payments), the Policy will not necessarily lapse if You fail to make planned payments. Also, making planned payments will not guarantee that the Policy will remain in force.

WHO ARE THE KEY PERSONS UNDER THE POLICY?

     The Policy is a contract between You and Us. Each Policy has a Policyowner
(You), an Insured (You or another individual You select) and a Beneficiary. As Policyowner, You make payments, choose investment allocations and select the Insured and Beneficiary. The Insured is the person whose life is insured under the Policy. The Beneficiary is the person who receives the Net Death Benefit if the Insured dies while the Policy is in force.

WHAT HAPPENS WHEN THE INSURED DIES?

     We will pay the Net Death Benefit to the Beneficiary when the Insured dies while the Policy is in force. You may choose among three Death Benefit options. Under Death Benefit Option 1 and Death Benefit Option 3, the Death Benefit is the greater of (a) the Face Amount or (b) the Guideline Minimum Death Benefit. Under Death Benefit Option 2, the Death Benefit is the greater of (a) the sum of the Face Amount and Policy Value or (b) the Guideline Minimum Death Benefit. For more information, see "Election of Death Benefit Options" under THE POLICY.

     The Net Death Benefit payable to the Beneficiary is the Death Benefit less any Outstanding Loan, partial withdrawals, partial withdrawal charges, and due and unpaid Monthly Deductions. However, after the Final Payment Date, the Net Death Benefit is the Policy Value less any Outstanding Loan. The Beneficiary may receive the Net Death Benefit in a lump sum or under a payment option We offer at that time.

     An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. (The Guaranteed Death Benefit Rider may not be available in all states). If this Rider is in effect, the Company:

     - guarantees that Your Policy will not lapse regardless of the investment performance of the Variable Account; and

     -    provides a guaranteed Net Death Benefit.

     In order to maintain the Guaranteed Death Benefit Rider, certain minimum Premium payment tests must be met on each Policy Anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount. See "Death Benefits" under THE POLICY. In addition, a one-time administrative charge of $25 will be deducted from the Policy Value when the Guaranteed Death Benefit Rider is elected. Certain transactions, including any Outstanding Loan, partial withdrawals, underwriting reclassifications, changes in Face Amount, and changes in Death Benefit Options, can result in the termination of the Rider. If this Rider is terminated, it cannot be reinstated. For more information, see "Guaranteed Death Benefit Rider" under THE POLICY.

CAN I PURCHASE THE POLICY BY EXCHANGING MY EXISTING POLICY?

     You can generally exchange one policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy, and there will be a new surrender charge period for this Policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may also have to pay federal income tax (and a federal penalty tax if you have not reached 59 1/2) on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

CAN I EXAMINE THE POLICY?

     Yes. You have the right to examine and cancel Your Policy by returning it to the Variable Life Service Center or to one of Our representatives on or before the 10th day after You receive the Policy or longer when state law requires. See the "Right to Examine Policy" provision in Your Policy. The Policy will be void from the Date of Issue.

     If Your Policy provides for a full refund of payments under its "Right to Examine Policy" provision, as required by state law, the Company will mail a refund to You within seven days. We may delay a refund of any payment made by check until the check has cleared the bank. Your refund will be the greater of:

     -    Your entire payment; or

     - the Policy Value plus deductions under the Policy for taxes, charges or fees.

If Your Policy does not provide for a full refund, You will receive:

     -    the value in the Fixed Account; plus

     -    the Policy Value in the Variable Account; plus

     - all fees, charges and taxes, which have been imposed at the Policy level.

     After an increase in Face Amount, a right to cancel the increase also applies. See "Right to Examine" provision under THE POLICY.

WHAT IS THE VARIABLE ACCOUNT?

     The Variable Account is a separate investment account separate from the Fixed Account that consists of Sub-Accounts. Amounts in the Variable Account will vary according to the investment performance of the Portfolios of the Fund(s) in which Your elected Sub-Accounts are invested. You may allocate Your Net Premium and make transfers, within limits, among the Sub-Accounts of the Variable Account and the Fixed Account. The assets of each Sub-Account are invested in the corresponding Portfolios of the Funds that are listed on the cover page of this Prospectus. See THE VARIABLE ACCOUNT AND THE FUNDS.



WHAT IS THE FIXED ACCOUNT?

     The Fixed Account offers a minimum guaranteed interest rate. It is part of Our General Account. You may allocate all or part of Net Premium to the Fixed Account or make transfers from the Variable Account to the Fixed Account. Certain restrictions apply. See "Transfers; Transfer Privilege" under THE POLICY and "INFORMATION ABOUT THE FIXED ACCOUNT".

HOW MUCH CAN I INVEST AND HOW OFTEN?

     The number and frequency of Your payments are flexible. See "Payments" under THE POLICY for additional information and restrictions.

     You can allocate Your Policy Value among the Sub-Accounts and the Fixed Account to meet Your investment needs. If Your Policy provides for a full refund of Premiums paid under its "Right to Examine Policy" provision, We will allocate all Sub-Account investments to the money market Sub-Account for:

     -    14 days from Acceptance; or

     - 24 days from Acceptance for replacements in states with a 20-day right to examine; or

     - 34 days from Acceptance for California citizens Age 60 and older, who have a 30-day right to examine.

After this, We will allocate all amounts as You have chosen.

CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?

     Yes. You may transfer among the Funds and the Fixed Account, subject to Our consent and then current rules, see "Transfer; Transfer Privilege" under THE POLICY. You will incur no current taxes on transfers while Your money is in the Policy.

CAN I GET MONEY OUT OF MY POLICY?

     You may borrow up to the Loan Value of Your Policy. You may also make partial withdrawals and surrender the Policy for its Cash Surrender Value. There are two types of loans that may be available to You:

     - a standard loan option is always available to You. The Loan Value is 90% of the difference between Policy Value and surrender charges. The Company will charge interest on the amount of the loan at a current annual rate of 4.8%. This current rate of interest may change, but is guaranteed not to exceed 6%. However, the Company will also credit interest on the Policy Value securing the loan. The annual interest rate credited to the Policy Value securing a standard loan is 4.0%.

     - a preferred loan option is automatically available to You unless You request otherwise. The preferred loan option is available on that part of the Outstanding Loan that is attributable to Earnings. The Company will charge interest on the amount of the loan at a current annual rate of 4.00%. This current rate of interest may change, but is guaranteed not to exceed 4.50%. The annual interest rate credited to the Earnings securing a preferred loan is 4.0%.

     We will allocate Policy loans among the Sub-Accounts and the Fixed Account according to Your instructions. If You do not make an allocation, We will make a Pro-rata Allocation. We will transfer Pro-rata Allocations from each Sub-Account and the unloaned portion of the Fixed Account to equal the total amount of the loan. This Outstanding Loan amount is transferred to the Fixed Account. Loans may have tax consequences. See "Taxation of the Policies" under FEDERAL TAX STATUS.

     You may surrender Your Policy and receive its Cash Surrender Value. After the first Policy year, You may make partial withdrawals of $200 or more from Policy Value, subject to possible surrender charges. Under Death Benefit Option 1 and Death Benefit Option 3, the Face Amount is reduced by each partial withdrawal not classified as a preferred partial withdrawal. We will not allow a partial withdrawal if it would reduce the Face Amount below $40,000. A surrender or partial withdrawal may have tax consequences. See "Taxation of the Policies" under FEDERAL TAX STATUS.

     A request for a preferred loan, a partial withdrawal after the Final Payment Date, or the foreclosure of any Outstanding Loan will terminate a Guaranteed Death Benefit Rider. See "Guaranteed Death Benefit Rider" under THE POLICY.

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

     Yes. There are several changes You can make after receiving Your Policy, within limits. You may:

     -    cancel Your Policy under its "Right to Examine" provision;

     -    transfer Your ownership to someone else;

     -    change the Beneficiary;

     - change the allocation of payments into the Sub-Accounts and the Fixed Account;

     - make transfers of Policy Value among the Sub-Accounts and the Fixed Account, with no current tax consequences under current law;

     -    adjust the Death Benefit by increasing or decreasing the Face Amount;

     - change Your choice of Death Benefit options between Death Benefit Option 1 and Death Benefit Option 2; and

     -    add or remove optional insurance benefits provided by a rider.

CAN I CONVERT MY POLICY INTO A FIXED POLICY?

     Yes. You can convert Your Policy without charge during the first 24 months after the Date of Issue or after an increase in Face Amount. On conversion, We will transfer the Policy Value in the Variable Account to the Fixed Account. We will allocate all future payments to the Fixed Account, unless You instruct Us otherwise.

WHAT CHARGES WILL I PAY?

     The following charges will apply to Your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if You choose options under the Policy.

     - From each payment, We will deduct a PAYMENT EXPENSE CHARGE of 6.00%, which is composed of the following:


          Premium Tax Charge: 2.00% (The 2% we deduct for Premium Tax Charge may not reflect the actual tax charges in your state.)


          Deferred Acquisition Costs (DAC Tax) Charge: 1.00%

          Front-End Sales Load: 3.00%

     - On each Monthly Processing Date, We take the following deductions (the Monthly Deduction) from the Policy Value:

Cost of Insurance Charge -- This charge varies with the sex (other than states requiring unisex rates), age, duration, smoking status, and Underwriting Class of the Insured and the Death Benefit Option selected.

Monthly Expense Charge -- This charge is set at issue based on the age, sex, and Underwriting Class of the Insured, for each $1,000 of the Policy's Face Amount. The charge applies only for the first 10 years after issue or an increase in Face Amount. The maximum Monthly Expense Charge is $0.88 per $1,000 of the Policy's Face Amount for male, tobacco users, age 65 and 66. To calculate Your maximum Monthly Expense Charge, see APPENDIX G -- MAXIMUM MONTHLY EXPENSE CHARGE.

Monthly Administration Fee -- $7.50.

Monthly Mortality and Expense Risk Charge -- This charge is currently equal to an annual rate of 0.35% of the Policy Value in each Sub-Account for the first 10 Policy years and an annual rate of 0.10% for Policy year 11 and later. The charge is based on the Policy Value in the Sub-Accounts as of the prior Monthly Processing Date. This charge is not assessed in whole or in part against the Fixed Account. The Company may increase this charge, subject to state and federal law, to an annual rate of 0.60% of the Policy Value in each Sub-Account for the first 10 Policy years and an annual rate of 0.30% for Policy year 11 and later. This charge will continue to be deducted after the Final Payment Date.

Monthly Rider Charges -- These charges will vary based on the riders selected and by the sex, age, and Underwriting Class of the Insured under the rider. Please see APPENDIX B -- OPTIONAL INSURANCE BENEFITS.

     - The charges below apply only if You surrender Your Policy or make partial withdrawals:

Surrender Charge -- A surrender charge will apply to a full withdrawal, a decrease in Face Amount, or any partial withdrawal exceeding the preferred partial withdrawal, up to the beginning of the 10th Policy year from Date of Issue of the Policy or from the date of increase in Face Amount. The maximum surrender charge is equal to a specific dollar amount that is set at issue based on the age, sex, and Underwriting Class of the Insured for each $1,000 of the Policy's Face Amount. The amount of the surrender charge decreases annually to zero by the beginning of the 10th Policy year.

If there are increases in the Face Amount, each increase will have a corresponding surrender charge. These charges will be specified in a supplemental schedule of benefits sent to you at the time of the increase.

For more information, see APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES for examples of how We compute the maximum surrender charge.

THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU MAY HAVE NO CASH SURRENDER VALUE IF YOU SURRENDER YOUR POLICY DURING THE EARLY POLICY YEARS.

Partial Withdrawal Charges -- We deduct the following charges from Policy Value:

     - A transaction fee of 2% of the amount withdrawn, not to exceed $25, is assessed against each partial withdrawal.

     - A proportional amount of the full surrender charge is applied to any partial withdrawal, except for that part of the partial withdrawal which is considered a preferred partial withdrawal. See "Partial Withdrawal Charges" under CHARGES AND DEDUCTIONS. We reduce the Policy's outstanding surrender charge, if any, by this amount.

Other charges You may incur:

Charge for Optional Guaranteed Death Benefit Rider -- A one time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Please see APPENDIX B -- OPTIONAL INSURANCE BENEFITS.

Transfer Charge -- Currently, the first 12 transfers of Policy Value in a Policy year are free. A current transfer charge of $10, never to exceed $25, applies for each additional transfer in the same Policy year. This charge is for the costs of processing the transfer. This charge does not apply to Dollar Cost Averaging or Account Rebalancing.

Other Administrative Charges -- We reserve the right to charge for other administrative costs. While there are no current charges for these costs, We may impose a charge not to exceed $25 for:

     -    changing Net Payment allocation instructions;

     - changing the allocation of the Monthly Deduction among the various Sub-Accounts and the Fixed Account;

     -    providing a projection of values; or

     -    reissuance of a lost Policy (printing a duplicate Policy).

See CHARGES AND DEDUCTIONS.

     For information concerning compensation paid for the sale of Policies, see "Distribution".

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?


     In addition to the charges described above, certain fees and expenses are deducted from the assets of the underlying Funds. Some Portfolios also deduct 12b-1 fees from portfolio assets. You pay these fees and charges indirectly. The levels of fees and expenses vary among the underlying Funds. The following table shows the expenses of the underlying Funds for 2001. For more information concerning fees and expenses, see the prospectuses of the underlying Funds.

Funds' Annual Expenses for the Year Ended December 31, 2001
-----------------------------------------------------------
(after Expense Reimbursement, as indicated, and as a percentage of average net assets)

------------------------------------------------------ ------------------- ------------- ------------------- ---------------------
                      Portfolio                            Management       12b-1Fees     Other Expenses            Total
                                                              Fees                        (After Waivers       Annual Expenses
                                                                                            and Expense      (After Waivers and
                                                                                          Reimbursements)          Expense
                                                                                                               Reimbursements)
------------------------------------------------------ ------------------- ------------- ------------------- ---------------------
Alger American Growth                                        0.75%            0.00%            0.06%                0.81%
Alger American Leveraged AllCap                              0.85%            0.00%            0.07%                0.92%
Alger American MidCap Growth                                 0.80%            0.00%            0.08%                0.88%
Alger American Small Capitalization                          0.85%            0.00%            0.07%                0.92%
Berger IPT-International/1/                                  0.85%            0.00%            0.35%                1.20%
Berger IPT-Small Company Growth/1/                           0.85%            0.00%            0.13%                0.98%
Dreyfus Variable Investment Trust ("VIF")                    0.75%            0.00%            0.03%                0.78%
Appreciation Portfolio/2/ (Initial shares)
Dreyfus  VIF-Growth  and Income  Portfolio/2/  (Initial      0.75%            0.00%            0.05%                0.80%
shares)
The Dreyfus Socially  Responsible  Growth Fund, Inc./2/      0.75%            0.00%            0.03%                0.78%
(Initial shares)
Fidelity VIP Growth/3/  (Initial Class)                      0.58%            0.00%            0.07%                0.65%
Fidelity VIP High Income/3/ (Initial Class)                  0.58%            0.00%            0.12%                0.70%
Fidelity VIP Money Market (Initial Class)                    0.18%            0.00%            0.10%                0.28%
Fidelity VIP Overseas/3/ (Initial Class)                     0.73%            0.00%            0.14%                0.87%
Fidelity VIP Asset Manager/3/ (Initial Class)                0.53%            0.00%            0.10%                0.63%
Fidelity VIP  Contrafund(R)/3/ (Initial Class)               0.58%            0.00%            0.06%                0.64%
Fidelity VIP  Index 5004 (Initial Class)                     0.24%            0.00%            0.04%                0.28%
Fidelity VIP  Investment Grade Bond (Initial Class)          0.43%            0.00%            0.11%                0.54%
Fidelity VIP  Growth Opportunities/3/ (Initial Class)        0.58%            0.00%            0.09%                0.67%
Goldman Sachs VIT Capital Growth/5/                          0.75%            0.00%            0.25%                1.00%
Goldman Sachs VIT CORESM U.S. Equity/5/                      0.70%            0.00%            0.11%                0.81%
Goldman Sachs VIT Growth and Income/5/                       0.75%            0.00%            0.25%                1.00%
Montgomery Variable Series: Emerging Markets                 1.25%            0.00%            0.42%                1.67%
Montgomery Variable Series: Growth/6/                        0.65%            0.00%            0.63%                1.28%
ProFund VP Money Market/10/                                  0.75%            0.25%            0.60%                1.60%
ProFund VP Bull Plus                                         0.75%            0.25%            0.94%                1.94%
ProFund UltraMid-Cap/10/                                     0.75%            0.25%            0.97%                1.97%
ProFund VP UltraOTC                                          0.75%            0.25%            0.95%                1.95%
ProFund VP UltraSmall-Cap/11/                                0.75%            0.25%            0.98%                1.98%
ProFund VP Bear                                              0.75%            0.25%            0.89%                1.89%
Seligman Communications and Information (Class 1)            0.75%            0.00%            0.18%                0.93%
Seligman Frontier (Class 1)/7/                               0.75%            0.00%            0.26%                1.01%
Seligman Global Technology (Class 2)/8,9/                    1.00%            0.14%            0.40%                1.54%
Seligman Small-Cap Value (Class 2)/8,9/                      1.00%            0.19%            0.20%                1.39%

1 The Managers of the Berger IPT-International Fund and Berger IPT-Small Company Growth Fund have agreed to waive their management fees and reimburse the funds for additional expenses to the extent that the funds' total annual expenses exceed 1.20% and 0.98%, respectively. Absent this waiver, the Management Fees, Other Expenses, and Total Annual Expenses would have been 0.85%, 0.75% and 1.60% for the Berger IPT-International Fund and 0.85%, 0.13% and 0.98% for the Berger IPT-Small Company Growth Fund. This waiver may not be terminated or amended except by a vote of each of the fund's Board of Trustees.

2 Dreyfus VIF-Appreciation Portfolio, Dreyfus VIF-Growth and Income Portfolio, and The Dreyfus Socially Responsible Growth Fund, Inc. are Initial Share Class. Actual expenses in future years may be higher or lower than presented. Please consult the underlying mutual fund prospectus for more complete information.

3 The fund's manager has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the above table (as calculated per annum) of each Fund's respective average daily net assets. Without such limitation or reduction, the "Other Expenses" and Total Annual Expenses for the Fidelity VIP Growth, Fidelity VIP High Income , Fidelity VIP Overseas, Fidelity VIP Asset Manager, Fidelity VIP Contrafund, and Fidelity VIP Growth Opportunities would be .10% and 0.68%, 0.13% and 0.71%, 0.19% and 0.92%, 0.11% and 0.64%, and 0.10% and 0.68%, and 0.11% and 0.69%
     respectively.

4 The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement may be discontinued by the fund's manager at any time. Including this reimbursement, the management fee, other expenses and total annual expenses in 2001 were 0.24%, 0.11%, and 0.35%, respectively.

5 Goldman Sachs Asset Management has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the above table (as calculated per annum) of each fund's respective average daily net assets. Without such limitation or reduction, the "Other Expenses" and Total Annual Expenses for the Goldman Sachs VIT Capital Growth, CORESM US Equity, and Growth and Income funds would be 0.94% and 1.69%, 0.12% and 0.82%,0.42% and 1.17%respectively. CORESM is a service mark of Goldman, Sachs & Co. VIT CORE U.S. Equity Fund was under the cap at December 31, 2001. Actual Other Expenses were running at 0.11%. Other expenses for the VIT CORE U.S. Equity Fund are capped at 0.20%.


6 The manager of the Montgomery Variable Series: Growth Fund voluntarily reimbursed the Growth Fund for a portion of its management fee. The Management Fee, Other Expenses, and Total Annual Expenses, absent voluntary reimbursements for the Growth Fund, were 1.65%, 1.58% and 3.23%, respectively.

7 Effective November 16, 2001, J. & W. Seligman & Co. Incorporated voluntarily agreed to reimburse expenses of the Seligman Frontier Portfolio, other than the management fee, which exceed 0.75%. Prior to that, other expenses in excess of 0.20% were reimbursed. Without reimbursement, Other Expenses and Total Annual Expenses would have been 0.49% and 1.24% respectively.

8 J. & W. Seligman & Co. Incorporated voluntarily agreed to reimburse expenses of the Seligman Global Technology Portfolio and the Seligman Small-Cap Value Portfolio, other than management and 12b-1 fees, which exceed 0.40 % and 0.20%, respectively. Without reimbursements, Other Expenses and Total Annual Expenses would have been 0.61% and 1.75% respectively for the Seligman Global Technology Portfolio and 0.22% and 1.41% respectively, for the Seligman Small-Cap Value Portfolio

9 The Seligman Global Technology Portfolio Management Fee annual rate of 1.00% applies to the Portfolio's first $ 2 billion in average daily net assets. The rate declines to .95% of the Portfolio's average daily net assets on the next $2 billion in net assets, and to 0.90% of the Portfolio's average daily net assets in excess of $4 billion. The Seligman Small-Cap Value Portfolio Management Fee annual rate of 1.00% applies to the Portfolio's first $500 million in average daily net assets. The rate declines to 0.90% of the Portfolio's average daily net assets on the next $500 million in net assets, and to 0.80% of the Portfolio's average daily net assets in excess of $1 billion.

10 Other Expenses for the ProFunds VPs UltraMid-Cap and Money Market are estimates as these ProFunds have not yet been in operation for 6 months as of December 31, 2001.

11 ProFund Advisors has contractually agreed to waive investment Advisory and Management Services Fees and to reimburse other expenses for certain Funds to the extent the Fund's Total Annual Operating Expenses exceed 1.98% of the Fund's average daily net assets through December 31, 2002. Without this agreement, Other Expenses and Total Annual Expenses for ProFund VP UltraSmall-Cap would have been 1.11% and 2.11%, respectively. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to the Advisor from time to time through the next three fiscal years to the extent that the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.


There is no assurance that these waiver or reimbursement policies will be continued in the future. If any of these policies are discontinued, it will be reflected in an updated prospectus.

The data with respect to the Funds' annual expenses have been provided to us by the Funds and we have not independently verified such data.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY POLICY?

The Policy will not lapse if You fail to make payments unless:

     - the Policy Value less an Outstanding Loan is insufficient to cover the next Monthly Deduction and loan interest accrued; or

     -    an Outstanding Loan exceed Policy Value.

There is a 62-day grace period in either situation.

    If You make payments at least equal to Minimum Monthly Payments, We guarantee that Your Policy will not lapse before the 49th Monthly Processing Date from Date of Issue or increase in Face Amount, within limits and excluding loan foreclosure (may vary by state). If the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account excluding loan foreclosure. For more information, see "Guaranteed Death Benefit Rider."

    You may reinstate Your Policy within three years after the grace period, within limits. See POLICY TERMINATION & REINSTATEMENT for further details.

HOW WILL THE POLICY BE TAXED?

    Death benefits paid to the Beneficiary generally are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to You. See "FEDERAL TAX STATUS."


    Loans, assignments, and other pre-death distributions may have tax consequences depending primarily on the amount which You have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or certain Death Benefit reductions. If premium payments, a Death Benefit reduction, or a material change cause the Policy to become a "Modified Endowment Contract," then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policyowner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which You choose to make. See "FEDERAL TAX STATUS."


    If the Policy is not a Modified Endowment Contract, loans under the Policy will generally not be taxable to You as long as the Policy has not lapsed, been surrendered or terminated. With some exceptions, other pre-death distributions under a Policy that is not a Modified Endowment Contract are includible in income only to the extent that they exceed Your investment in the Policy. See "FEDERAL TAX STATUS."

    This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. This Prospectus and the Policy provide further detail. The Policy provides insurance protection for the named Beneficiary.

DOES CANADA LIFE OFFER OTHER POLICIES?

    We offer variable annuity policies which may invest in the same Portfolios of the Funds. We also offer a full line of traditional life insurance and annuity policies through Our parent company, The Canada Life Assurance Company. For more information about these policies, please contact Your Registered Representative.

WHAT IF I HAVE QUESTIONS?

    We will be happy to answer Your questions about the Policy or Our procedures. Call or write to Us at the Variable Life Service Center. The phone number or address is located on page 1. All inquiries should include the Policy number and the names of the Policyowner and the Insured.

    If You have questions concerning Your investment strategies, please contact Your Registered Representative.

                                   THE COMPANY


    We are a stock life insurance company with assets as of December 31, 2001 of approximately $3.0 billion (U.S. dollars). We were incorporated under Michigan law on April 12, 1988, and Our Home Office is located at 6201 Powers Ferry Road, NW, Atlanta, Georgia 30339. We are principally engaged in issuing and reinsuring annuity and life insurance policies.


    We share Our A.M. Best rating with Our parent company, The Canada Life Assurance Company. From time to time, We will quote this rating and Our ratings from Standard & Poor's Corporation and/or Moody's Investors Service for claims paying ability. These ratings relate to Our financial ability to meet Our contractual obligations under Our insurance contracts. They do not take into account deductibles, surrender or cancellation penalties, or timeliness of claim payment. They also do not address the suitability of a Policy for a particular purchaser, or relate to Our ability to meet non-policy obligations.


    We are a wholly-owned subsidiary of The Canada Life Assurance Company, a Canadian life insurance company headquartered in Toronto, Ontario, Canada. The Canada Life Assurance Company commenced insurance operations in 1847 and has been actively operating in the United States since 1889. It is one of the largest life insurance companies in North America with consolidated assets as of December 31, 2001 of approximately $ 35.9 billion (U.S. dollars).


    Obligations under the Policies are obligations of Canada Life Insurance Company of America.

    We are subject to regulation and supervision by the Michigan Insurance Bureau, as well as the laws and regulations of all jurisdictions in which We are authorized to do business.

    We are a charter member of the Insurance Marketplace Standards Association
(IMSA). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness, and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

SERVICES AND REINSURANCE AGREEMENTS WITH ALLMERICA FINANCIAL


    We have entered into a Product Development and Administrative Services Agreement ("Services Agreement") with First Allmerica Financial Life Insurance Company ("Allmerica Financial"), a life insurance company organized and existing under the laws of the Commonwealth of Massachusetts. Under the Services Agreement, Allmerica Financial provides, at the Variable Life Services Center, on Our behalf, all claims processing and other administrative services, including maintenance of the books and records that contain all pertinent information necessary to the administration and operation of the Policies.


    We also entered into a modified coinsurance agreement with Allmerica Financial, reinsuring certain of Our rights, liabilities and obligations with respect to the Policies.

                       THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT

    We established the Canada Life of America Variable Life Account 1 (the Variable Account) as a separate investment account on July 22, 1988, under Michigan law. Although We own the assets in the Variable Account, these assets are held separately from Our other assets and are not part of Our General Account. The income, gains or losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account in accordance with the policies without regard to Our other income, gains or losses.

    The portion of the assets of the Variable Account equal to the reserves and other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that We conduct. We have the right to transfer to Our General Account any assets of the Variable Account which are in excess of such reserves and other liabilities.

    The Variable Account is registered with the Securities and Exchange Commission (the SEC) as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a "separate account" under the federal securities laws. However, the SEC does not supervise the management, investment policies or practices of the Variable Account.

    The Variable Account currently is divided into Sub-Accounts. Each Sub-Account invests its assets in shares of the corresponding Portfolio of the Funds described below.

THE FUNDS

The Variable Account invests in shares of:


        The Alger American Fund (Alger American)
        Berger Institutional Products Trust (Berger
        Trust)                                              Goldman Sachs Variable Insurance Trust
        The Dreyfus Socially Responsible Growth Fund,       (Goldman Sachs VIT)
        Inc.                                                The Montgomery Funds III (Montgomery)
          (Dreyfus Socially Responsible)
        Dreyfus Variable Investment Fund (Dreyfus           ProFunds VP (ProFunds)
        VIF)
        Fidelity Variable Insurance Products Funds          Seligman Portfolios, Inc. (Seligman)


    Shares of a Portfolio of the above listed Funds are purchased and redeemed for a corresponding Sub-Account at their net asset value. Any amounts of income, dividends and gains distributed from the shares of a Portfolio are reinvested in additional shares of that Portfolio at their net asset value. The Funds' prospectuses defines the net asset value of Portfolio shares.

    The Funds are management investment companies with one or more investment Portfolios. Each Fund is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the company or the Portfolios by the SEC.

    The Funds may, in the future, create additional portfolios that may or may not be available as investment options under the Policies. Each Portfolio has its own investment objectives and the income and losses for each Portfolio are determined separately for that Portfolio.

    The investment objectives and policies of certain Portfolios of the Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios of the Funds, however, may differ from the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolios have the same investment adviser or manager.

    We have entered into agreements with the investment advisers of several of the Funds pursuant to which each such investment adviser will pay Us a service fee based upon an annual percentage of average net assets invested by Us on behalf of the Variable Account. These agreements cover administrative services provided to the Funds by Us. Payments of such amounts by an investment adviser do not increase the fees paid by the Portfolios or Policyowners invested in the Portfolios. We (or our affiliates) also receive all or a portion of the 12b-1 fees deducted from portfolio assets.

RESOLVING MATERIAL CONFLICTS

    The Funds are now, or may be in the future, used as investment vehicles for variable life insurance and variable annuity contracts issued by Us, as well as registered separate accounts of other insurance companies offering variable life and annuity contracts. In addition, certain Funds available with the Policy may sell shares to retirement plans qualifying under Section 401 of the Code ("Retirement Plans"). As a result, there is a possibility that a material conflict may arise between the interests of Policyowners and such Retirement Plans or participants in such Retirement Plans.

    We currently do not foresee any disadvantages to Policyowners resulting from the Funds selling shares to support products other than Our contracts or to Retirement Plans. However, there is a possibility that a material conflict may arise between Policyowners whose policy values are allocated to the Variable Account and the owners of variable life insurance policies and variable annuity contracts issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds. In the event of a material conflict, We will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The board of directors of each Fund also will monitor events in order to identify any material conflicts that possibly may arise and determine what action, if any, should be taken in response to those events or conflicts. See each individual Fund prospectus for more information.

    The following is a brief description of the investment objectives of each of the Funds' Portfolios. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY PORTFOLIO WILL BE ACHIEVED. Please see the accompanying prospectuses for the Funds for more detailed information, including a description of risks and expenses.

THE ALGER AMERICAN FUND

    The Alger American Fund (Alger American) is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies; its shares also may be offered to qualified pension and retirement plans. Each of its Portfolios has distinct investment objectives and policies. Further information regarding the investment practices of each of the Portfolios is set forth below.

ALGER AMERICAN GROWTH PORTFOLIO

    The Alger American Growth Portfolio seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

    The Alger American Leveraged AllCap Portfolio seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The Portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

    The Alger American Midcap Growth Portfolio seeks long-term capital appreciation by focusing on midsize companies with promising growth potential. Under normal circumstances, the Portfolio invest primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

    The Alger American Small Capitalization Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

BERGER INSTITUTIONAL PRODUCTS TRUST

    The Berger Institutional Products Trust (Berger Trust) is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies; and its shares may also be offered to qualified pension and retirement plans. The Berger Trust is an open-end investment company and each of its Portfolios has distinct investment objectives and policies. Further information regarding the investment practices of the Portfolios available under this Policy is set forth below.

BERGER IPT-INTERNATIONAL FUND


    The Portfolio is advised by Berger Financial Group LLC and the Bank of Ireland Asset Management (U.S.) Limited (BIAM) is the sub-advisor. The investment objective of the Berger IPT-International Fund is long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in common stocks of well established companies located outside the United States. The Portfolio intends to diversify its holdings among several countries and to have, under normal market conditions, at least 65% of the Portfolio's total assets invested in the securities of companies located in at least five countries, not including the United States.


BERGER IPT-SMALL COMPANY GROWTH FUND


    The Portfolio is advised by Berger Financial Group LLC. The investment objective of the Berger IPT-Small Company Growth Fund is capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in common stocks of small companies and other securities with equity features. Under normal circumstances, the Portfolio invests at least 65% of its assets in equity securities of companies whose market capitalizations, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000. This average is updated monthly. The balance of the Portfolio may be invested in larger companies, government securities or other short-term investments.


THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

    The Dreyfus Socially Responsible Growth Fund, Inc. (Dreyfus Socially Responsible) seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the Fund invests primarily in common stock of companies that, in the opinion of the Fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

DREYFUS VARIABLE INVESTMENT FUND

    Dreyfus Variable Investment Fund is an open-end, management investment company, that is intended to be a funding vehicle for variable annuity and variable life insurance contracts. Two of the Fund's Portfolios are available under this Policy, the VIF-Growth and Income Portfolio and the VIF-Appreciation Portfolio.

DREYFUS VIF-APPRECIATION PORTFOLIO

    The Portfolio seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue these goals, the Portfolio invests in common stock focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase. These established companies have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence, and the potential to achieve predictable, above-average earnings growth.

DREYFUS VIF-GROWTH AND INCOME PORTFOLIO

    The Growth and Income Portfolio seeks long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, it invests in stocks, bonds, and money market instruments of domestic and foreign issuers. The Portfolio's stock investments may include common stocks, preferred stocks, and convertible securities.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

     The Fidelity Variable Insurance Products Fund (Fidelity VIP) acts as one of the funding vehicles for the Policy with nine Portfolios available under the
Policy: Fidelity VIP Growth; Fidelity VIP High Income; Fidelity VIP Money Market Portfolio; Fidelity VIP Overseas; Fidelity VIP Asset Manager Portfolio; Fidelity VIP Contrafund(R) Portfolio; Fidelity VIP Index 500 Portfolio; Fidelity VIP Investment Grade Bond Portfolio; Fidelity VIP Growth Opportunities Portfolio. Fidelity VIP is managed by Fidelity Management & Research Company (Investment Manager).

FIDELITY VIP GROWTH PORTFOLIO

    The Fidelity VIP Growth Portfolio seeks to achieve capital appreciation. The Portfolio invests primarily in common stocks.

FIDELITY VIP HIGH INCOME PORTFOLIO

    The Fidelity VIP High Income Portfolio seeks to obtain a high level of current income by investing at least 65% of total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities, while also considering growth of capital. Please refer to the accompanying Fidelity prospectus for a description and explanation of the unique risks associated with investing in high risk, high yielding, lower rated fixed income securities.

FIDELITY VIP MONEY MARKET PORTFOLIO

    The Fidelity VIP Money Market Portfolio seeks to obtain a high level of current income as is consistent with the preservation of capital and liquidity.

FIDELITY VIP OVERSEAS PORTFOLIO

    The Fidelity VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. This Portfolio provides a means for investors to diversify their own Portfolios by participating in companies and economies outside of the United States.

FIDELITY VIP ASSET MANAGER PORTFOLIO

    The Fidelity VIP Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

FIDELITY VIP CONTRAFUND(R) PORTFOLIO

    The Fidelity VIP Contrafund(R) Portfolio seeks capital appreciation by investing in securities of companies whose value the Investment Manager believes is not fully recognized by the public.

FIDELITY VIP INDEX 500 PORTFOLIO

    The Fidelity VIP Index 500 Portfolio seeks a total return which corresponds to that of the Standard & Poor's Composite Index of 500 Stocks.

FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO

    The Fidelity VIP Index 500 Portfolio seeks as high a level of current income as is consistent with the preservation of capital.

FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO

    The Fidelity VIP Growth Opportunities Portfolio seeks capital growth by investing primarily in common stocks.


GOLDMAN SACHS VARIABLE INSURANCE TRUST


    The Goldman Sachs Variable Insurance Trust is an open-end, management investment company offering the following portfolios: Goldman Sachs VIT Capital Growth Fund, Goldman Sachs VIT CORE(SM)* U.S. Equity Fund, and Goldman Sachs VIT Growth and Income Fund.


GOLDMAN SACHS VIT CAPITAL GROWTH FUND

    This Portfolio seeks long-term growth of capital through diversified investments in equity securities of companies that are considered to have long-term capital appreciation potential.

GOLDMAN SACHS VIT CORE(SM)* U.S. EQUITY FUND

    This Portfolio seeks long-term growth of capital and dividend income through a broadly diversified Portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.


    *CORE(SM) is a service mark of Goldman, Sachs & Co.


GOLDMAN SACHS VIT GROWTH AND INCOME FUND

    This Portfolio seeks long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.

THE MONTGOMERY FUNDS III

    Shares of Montgomery Variable Series: Emerging Markets Fund and Montgomery Variable Series: Growth Fund, Portfolios of The Montgomery Funds III (Montgomery), an open-end investment company, are available under this Policy.

MONTGOMERY VARIABLE SERIES: EMERGING MARKETS FUND

    The investment objective of this Portfolio is capital appreciation, which under normal conditions it seeks by investing at least 65% of its total assets in equity securities of companies in countries having emerging markets. For these purposes, the Portfolio defines an emerging market country as having an economy that is or would be considered by the World Bank or the United Nations to be emerging or developing.

MONTGOMERY VARIABLE SERIES: GROWTH FUND

    The investment objective of this Portfolio is capital appreciation, which under normal conditions it seeks by investing at least 65% of its total assets in the equity securities, usually common stock of domestic companies of all sizes and emphasizes companies having market capitalizations of $1 billion or more.


PROFUNDS VP

    The ProFunds VP Sub-Accounts are available only to individuals who have retained an investment advisor to provide asset allocation services to their advisory account that includes the Policy. If you are investing in the ProFunds VP Sub-Accounts, only your investment advisor can give us directions to allocate your premium payments or transfer amounts to the Sub-Accounts and to the Fixed Account. The ProFunds VP may be characterized as aggressive investing.

    Shares of ProFund VP Money Market, ProFund VP Bull Plus, ProFund VP UltraOTC, ProFund VP UltraSmall-Cap ProFund VP UltraMid-Capand ProFund VP Bear are available under this Policy. ProFunds VP is an open end investment company managed by ProFund Advisors LLC.

    In seeking to achieve the investment objective of the non-money market ProFunds VP of seeking daily investment results, before fees and expenses, that correspond to a specific benchmark, the investment advisor of the ProFunds VP, ProFund Advisors LLC ("ProFund Advisors"), uses a "passive" approach to investing referred to as "quantitative analysis." On the basis of this analysis, ProFund Advisors determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark. ProFund Advisors does not make judgments about the investment merit of a particular stock, nor does it attempt to apply any economic, financial or market analysis. The ProFunds VP do not take temporary defensive positions.

    PROFUND VP MONEY MARKET

    This Portfolio seeks as high a level of current income as is consistent with liquidity and preservation of capital. This ProFund VP seeks this objective by investing in high quality short-term money market instruments.

    PROFUND VP BULL PLUS

    This Portfolio seeks daily investment results, before fees and expenses, that correspond to one-and-one-half times (150%) the daily performance of the S&P 500 Index(R). If the ProFund VP Bull Plus is successful in meeting its objective, it should gain approximately one-and-one-half times as much as the S&P 500 Index(R) when the prices of the securities in the S&P 500 Index(R) rise on a given day and should lose approximately one-and-one-half times as much when such prices decline on that day.

    PROFUND VP ULTRAMID-CAP

    This Portfolio seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index(R). If the ProFund VP UltraMid-Cap is successful in meeting its objective, the net asset value of ProFund VP UltraMid-Cap shares should gain approximately twice as much as the S&P MidCap 400 Index when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline. The S&P MidCap 400 Index consists of the common stocks of 400 major corporations selected by Standard & Poor's for their market size, industry group representation, and the frequency and ease with which their stocks trade.

    PROFUND VP ULTRAOTC

    This Portfolio seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ 100 Index(TM). If the ProFund VP UltraOTC is successful in meeting its objective, it should gain approximately twice as much as the growth oriented NASDAQ 100 Index(TM) when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline on a given day. The NASDAQ 100 Index(TM) contains 100 of the largest and most active non-financial domestic and international issues listed on the NASDAQ Stock Market based on market capitalization.

    PROFUND VP ULTRASMALL-CAP

    This Portfolio seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000(R) Index. If the ProFund VP UltraSmall-Cap is successful in meeting its objective, it should gain approximately twice as much as the Russell 2000 Index(R) when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline. The Russell 2000(R) Index is an unmanaged index consisting of 2,000 small company common stocks.

    PROFUND VP BEAR

    This Portfolio seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 Index(R). If the ProFund VP Bear is successful in meeting its objective, the net asset value of ProFund VP Bear shares will increase in direct proportion to any decrease in the level of the S&P 500(R) Index. Conversely, the net asset value of ProFund VP Bear shares will decrease in direct proportion to any increase in the level of the S&P 500(R) Index.

SELIGMAN PORTFOLIOS, INC.

    Seligman Portfolios, Inc. (Seligman) currently has fifteen Portfolios, four of which are available under the Policy: Communications and Information; Frontier; Global Technology; and Small-Cap Value. Seligman is a diversified open-end investment company incorporated in Maryland which uses the investment advisory services of J. & W. Seligman & Co. Incorporated, a Delaware corporation.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO (CLASS 1)

    The investment objective of this Portfolio is to produce capital gain. Income is not an objective. The Portfolio seeks to achieve its objective by investing primarily in securities of companies operating in the communications, information and related industries.

SELIGMAN FRONTIER PORTFOLIO (CLASS 1)

    The investment objective of this Portfolio is to produce growth in capital value; income may be considered but will be only incidental to the Portfolio's investment objective. The Portfolio invests primarily in equity securities of smaller companies selected for their growth prospects.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO (CLASS 2)

This portfolio seeks to achieve long-term capital appreciation by making global investments of at least 65% of its assets in securities of companies with business operations in technology and technology-related industries.

SELIGMAN SMALL-CAP VALUE PORTFOLIO (CLASS 2)

This portfolio seeks capital appreciation by investing in equity securities of companies with small market capitalization deemed to be value companies by the investment manager.

CHANGE IN INVESTMENT OBJECTIVE

    The investment objective of a Sub-Account may not be changed unless the change is approved, if required, by the Michigan Division of Insurance. A statement of such approval will be filed, if required, with the insurance department of the state in which the Policy is delivered.

                                   THE POLICY

APPLYING FOR A POLICY

    After receiving a completed application from a prospective Policyowner, We will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Policy only after underwriting has been completed. We may reject an application that does not meet Our underwriting guidelines.

    If a prospective Policyowner makes an initial payment of at least one Minimum Monthly Payment, We will provide fixed conditional insurance during underwriting. The fixed conditional insurance will be the insurance applied for, up to a maximum of $500,000, depending on Age and Underwriting Class. This coverage will continue for a maximum of 90 days from the date of the application, and if required, the completed medical exam. If death is by suicide, We will return only the Premium paid.

    If no fixed conditional insurance was in effect, on Policy delivery We will require a sufficient payment to place the insurance in force. If You made payments before the date of Acceptance, We will allocate the payments to the Fixed Account. IF THE POLICY IS NOT ISSUED AND ACCEPTED, THE PAYMENTS WILL BE RETURNED TO YOU WITHOUT INTEREST.

    If the Policy is issued and accepted, We will allocate Your Policy Value on Acceptance according to Your instructions. However, if Your Policy provides for a full refund of payments under its "Right to Examine Policy" provision, We will initially allocate Your Sub-Account investments to the money market Sub-Account

    -   14 days from Acceptance; or

    - 24 days from Acceptance for replacements in states with a 20-day right to examine; or

    - 34 days from Acceptance for California citizens Age 60 and older, who have a 30-day right to examine.

    After this, We will allocate all amounts according to Your investment choices.

RIGHT TO EXAMINE

    You have the right to examine and cancel Your Policy by returning it to the Variable Life Service Center or to one of Our representatives on or before the 10th day after You receive the Policy . There may be a longer period in certain jurisdictions; see the "Right to Examine Policy" provision in Your Policy. If You decide to cancel, the Policy will be void from the Date of Issue.

    If Your Policy provides for a full refund of Premium under its "Right to Examine Policy provision, as required by state law, the Company will mail a refund to You within seven days. We may delay a refund of any payment made by check until the check has cleared Your bank. Where required by state law, however, Your refund will be the GREATER of:

    -   Your entire payment; or

    - the Policy Value PLUS deductions under the Policy or by the Sub-Account for taxes, charges or fees.


If Your Policy does not provide for a full refund, You will receive:

    -   the value in the Fixed Account; plus

    -   the Policy Value in the Variable Account; plus

    -   all fees, charges and taxes which have been imposed at the Policy level.

    After an increase in Face Amount, We will mail or deliver to you a right to examine notice for the increase. You will have the right to cancel the increase on or before 10 days after You receive the notice. There may be a longer period in certain jurisdictions; see the "Right to Examine Policy" provision in Your Policy.

    Upon canceling the increase, You will receive a credit to Your Policy Value of the charges deducted for the increase. We will waive any surrender charge computed for the increase.

STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. This Prospectus provides a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Variable Life Service Center.

CONVERSION PRIVILEGE

    Within 24 months of the Date of Issue or an increase in Face Amount, You can convert Your Policy into a fixed Policy by transferring all Policy Value in the Sub-Accounts to the Fixed Account. The conversion will take effect as of the end of the Valuation Period in which We receive, at Our Variable Life Service Center, notice of the conversion satisfactory to Us. There is no charge for this conversion. We will allocate all future payments to the Fixed Account, unless You instruct Us otherwise.

PAYMENTS

    Payments must be made payable to the Company. Payments may be made by mail to the Variable Life Service Center. All payments after the Policy is issued are credited to the Variable Account or Fixed Account as of the date of receipt at the Variable Life Service Center.

    You may establish a schedule of planned payments. If You do, We will bill You at regular intervals. Making planned payments will not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if You fail to make planned payments. You may make unscheduled payments before the Final Payment Date or skip planned payments. If the Guaranteed Death Benefit Rider is in effect, there are certain minimum payment requirements.

    The Policy does not limit payments as to frequency and number. However, no payment may be less than $100 without Our consent. You may choose to have monthly Premiums automatically collected from Your checking or savings account pursuant to an electronic funds transfer agreement (EFT). Under this method, each month We will deduct payments from Your account and apply them to Your Policy. The minimum automatic payment allowed is $50. Payments must be sufficient such that the Policy Value less any Outstanding Loan must be positive at the end of each Policy month or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT.

    We reserve the right to underwrite if a payment increases the Death Benefit by more than the amount of the payment.

    During the first 48 Policy months following the Date of Issue or an increase in Face Amount, a guarantee may apply to prevent the Policy from lapsing (may vary by state). The guarantee will apply during this period if You make payments that, when reduced by any Outstanding Loan, partial withdrawals and partial withdrawal charges, equal or exceed the required Minimum Monthly Payments. The required Minimum Monthly Payments are based on the number of months:

    -   the Policy has been in force;

    -   an increase in Face Amount has been in force; or

    - any Policy Change that causes a change in the Minimum Monthly Payment has been in force.

    EXCEPT AS STATED ABOVE, MAKING MONTHLY PAYMENTS EQUAL TO THE MINIMUM MONTHLY PAYMENTS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

    Under Death Benefit Option 1 and Death Benefit Option 2, total payments may not exceed the current maximum payment limits under Federal tax law. These limits will change with a change in Face Amount, underwriting reclassifications, the addition or deletion of a rider, or a change between Death Benefit Option 1 and Death Benefit Option 2. Where total payments would exceed the current maximum payment limits, the excess first will be applied to repay any Outstanding Loan. If there are remaining excess payments, any such excess payments will be returned to You. However, We will accept a payment needed to prevent Policy lapse during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

ELECTRONIC FUNDS TRANSFER (EFT)

    You may choose to have monthly payments automatically collected from Your checking or savings account pursuant to an electronic funds transfer agreement plan (EFT). This plan may be terminated by You or Us after 30 days Written Request , or at any time by Us if a payment has not been paid by Your bank. This option is not available on the 29th, 30th or 31st day of each month. There is no charge for this feature.

ALLOCATION OF NET PAYMENTS

    The Net Payment equals the payment made less the Payment Expense Charge. In the application for Your Policy, You decide the initial allocation of the Net Payment among the Fixed Account and the Sub-Accounts. You may allocate payments to one or more of the Sub-Accounts. The minimum amount that You may allocate to a Sub-Account is 1.00% of the Net Payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.


    If you are investingin the ProFunds, omly your investment advisor can give us allocation instructions. You may change the allocation of future Net Payments by Written Request or telephone request. You have the privilege to make telephone requests, unless You elected not to have the privilege on the application. The policy of the Company and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. The Company will employ reasonable methods to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone requests are tape-recorded.


    An allocation change will take effect on the date of receipt of the notice at the Variable Life Service Center. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.

    The Policy Value in the Sub-Accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the Death Benefit. Please review Your allocations of payments and Policy Value as market conditions and Your financial planning needs change.

TRANSFERS

TRANSFER PRIVILEGE


    While the Insured is still living and the Policy is in force, You may transfer amounts between the Fixed Account and the Sub-Accounts or among the Sub-Accounts, on request (however, if you are investing in the ProFunds, only your investment advisor can give us transfer instructions). Currently, the first 12 transfers in a Policy year are free. We reserve the right to limit the number of free transfers in a Policy year to six. After that, We will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but the charge will never exceed $25. This charge reimburses Us for the administrative costs of processing the transfer. Transfers are processed based on unit values next determined after We receive a transfer request.


    Each of the following transfers of Policy Value from the Sub-Accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Policy year:

    - a conversion within the first 24 months from the Date of Issue or increase in Face Amount;

    -   a transfer to the Fixed Account to secure a loan;

    -   a reallocation of Policy Value within 20 days of the Date of Issue; or

    -   Dollar-Cost Averaging and Account Rebalancing.

    The transfer privilege is subject to Our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

    -   minimum amount that may be transferred;

    - minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account;

    -   minimum period between transfers involving the Fixed Account; or

    -   maximum amounts that may be transferred from the Fixed Account.

    Transfers to and from the Fixed Account are currently permitted subject to the following restrictions:

    - the amount transferred from the Fixed Account in each transfer does not exceed the lesser of $100,000 or 25% of the Policy Value.

    - You make only one transfer involving the Fixed Account in each Policy quarter.

These rules are subject to change by the Company.

    We cannot guarantee that a Sub-Account or shares of a Portfolio will always be available. If You request an amount in a Sub-Account or the Fixed Account be transferred to a Sub-Account at a time when the Sub-Account or underlying Portfolio is unavailable, We will not process Your transfer request.

    This request will not be counted as a transfer for purposes of determining the number of free transfers executed in a year. The Company reserves the right to change its minimum transfer amount requirements.

    Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Sub-Accounts. If a pattern of excessive trading by a Policyowner or the Policyowner's agent develops, We reserve the right not to process the transfer request. If Your request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed.


INVESTMENT ADVISOR ASSET ALLOCATION FOR THE PROFUNDS VP SUB ACCOUNTS

    The ProFunds VP Sub-Accounts are sold only to individuals who have retained an investment advisor to provide asset allocation services for their advisory account that includes the Policy. You are responsible for selecting, supervising, and paying any compensation to your investment advisor. You must execute a limited power of attorney authorizing your investment adviser to give allocation and transfer directions to us and/or our designee. The limited power of attorney also provides that you will hold the Company, its directors, officers, and employees harmless from all liabilities and costs, including attorney fees and expenses, which they may incur by relying upon the instructions of the investment advisor or upon the limited power of attorney. You may make withdrawals from the Policy at any time, subject to applicable Surrender Charges and Death Benefit Adjustments. However, if you are investing in the ProFunds VP Sub-Accounts, only your investment advisor may give us instructions to allocate your premium payments or transfers amounts among the Sub-Accounts and to the Fixed Account.

    We do not recommend, supervise or select your investment advisor. We do not make recommendations on asset allocations. We are not responsible for the advice provided by your investment advisor.

    To change your investment advisor without interrupting your allocations and transfers among the Sub-Accounts, you must:

    notify us in writing of the name of your new investment advisor; and provide us with a power of attorney approved by us authorizing your new investment advisor to give us asset allocation instructions.

    If we receive notification that:

    your investment advisor is no longer authorized by you to give asset allocation instructions on your behalf; or your investment advisor has died; or your investment advisor is otherwise not able to act on your behalf then we will transfer all amounts credited to the ProFunds VP Sub-Accounts to the Fidelity VIP Money Market Sub-Account. We will notify you of the transfer and the information we received. You may transfer amounts from the Fidelity VIP Money Market Sub-Account to any Sub-Accounts other than the ProFunds VP Sub-Accounts and to the Fixed Account without an investment advisor. Until we received written notification that you have named a new investment advisor and we receive a power of attorney authorizing your new investment advisor to give us investment instructions, you may not invest in the ProFunds VP Sub-Accounts. You may take a partial withdrawal or surrender your Policy at any time, subject to applicable Surrender Charges and Death Beneift Adjustments.

    If you enter into an investment advisory agreement with your investment advisor to have the investment advisor's fees paid out of the Policy, you should consider the tax consequences of withdrawing Policy Value to pay such fee. For important consequences of such withdrawals, see FEDERAL TAX STATUS. Such fee may be subject to appicable Surrender Charges and Death Benefit Adjustments.

    Asset allocation involving the ProFunds VP Sub-Accounts may be characterized as aggressive investing. There is no assurance that your investment advisor will successfully predict market fluctuations. In selecting your investment advisor, you should carefully consider his or her background, experience and reputation.


DOLLAR COST AVERAGING

    You may choose to automatically transfer specific dollar amounts, of at least $100, from any Sub-Account or the Fixed Account (either one a "disbursement account") to any other Sub-Account(s) or the Fixed Account on a periodic basis. Transfers are subject to Our administrative procedures and the restrictions in "Transfer Privilege" stated above.

    Dollar Cost Averaging (DCA) is a long-term investment method which provides for regular, level investments over time. We make no representation or guarantee that DCA will result in a profit or protect against loss. You should first discuss this (as You would all other investment strategies) with Your registered representative.

    To initiate DCA, We must receive Your Written Request on Our form. Once elected, transfers will be processed until one of the following occurs:

    -   the entire value of the disbursement account is completely depleted;

    -   We receive Your written revocation of DCA; or

    -   We discontinue this service.

    We reserve the right to change Our procedures or to discontinue DCA for any reason upon 30 days written Request to You.

    DCA transfers may be made on a monthly, quarterly, semi-annual or annual schedule. You may request the day of the month on which the automatic transfers will occur (the transfer date"). This option is not available on the 29th, 30th or 31st day of each month. If You do not choose a transfer date, the transfer date will be the 15th of the scheduled month. However, if the transfer date is not a business day, the automatic transfer will be processed on the next business day. Each automatic transfer is free, and will not reduce the remaining number of transfers that are free in a Policy year.

ACCOUNT REBALANCING

    Account Rebalancing (rebalancing) is an investment strategy in which Your Policy Value, in the Sub-Accounts only, is reallocated back to its original portfolio allocation. Rebalancing is performed regardless of changes in individual portfolio values from the time of the last rebalancing. It is executed on a monthly, quarterly, semi-annual or annual basis. We make no representation or guarantee that rebalancing will result in a profit, protect You against loss or ensure that You meet Your financial goals. To initiate rebalancing, We must receive Your Written Request. Participation in rebalancing is voluntary and can be modified or discontinued at any time by You, per Your Written Request. Account Rebalancing is not available for the Fixed Account.

    Once elected, We will continue to perform rebalancing until We are instructed otherwise. We reserve the right to change Our procedures or discontinue offering rebalancing for any reason upon 30 days

    Written Request to You. This option is not available on the 29th, 30th or 31st day of each month. There is no charge for this feature.

DEATH BENEFIT

GUIDELINE MINIMUM DEATH BENEFIT

    In order to qualify as "life insurance" under the Federal tax laws, this Policy must provide a Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit is determined as of the date of death of the Insured. If Death Benefit Option 1 or Death Benefit Option 2 is in effect, the Guideline Minimum Death Benefit is obtained by multiplying the Policy Value by a percentage factor for the Insured's attained age, as shown in the Table in APPENDIX A. If Death Benefit Option 3 is in effect, the Guideline Minimum Death Benefit is obtained by multiplying the Policy Value by a percentage for the Insured's attained age, sex, and Underwriting Class, as set forth in the Policy.

    Guideline Minimum Death Benefit Table in APPENDIX A is used when Death Benefit Option 1 or Death Benefit Option 2 is in effect. The Guideline Minimum Death Benefit Table in APPENDIX A reflects the requirements of the "Guideline Premium/Guideline Death Benefit" test set forth in the Federal tax laws. Guideline Minimum Death Benefit factors are set forth in the Policy when Death Benefit Option 3 is in effect. These factors reflect the requirements of the "Cash Value Accumulation" test set forth in the Federal tax laws. The Guideline Minimum Death Benefit factors will be adjusted to conform to any changes in the tax laws. For more information, see "Election Of Death Benefit Options", below.

NET DEATH BENEFIT

    If the Policy is in force on the Insured's death, We will, with Due Proof of Death, pay the Net Death Benefit to the named Beneficiary. We will normally pay the Net Death Benefit within seven days of receiving Due Proof of Death, but

We may delay payment of Net Death Benefits. See "Delay of Payments." The Beneficiary may receive the Net Death Benefit in a lump sum or under a payment option We offer at that time. See APPENDIX C -- PAYMENT OPTIONS.

    The Net Death Benefit depends on the current Face Amount and the Death Benefit Option that is in effect on the date of death. Before the Final Payment Date, the Net Death Benefit is:

    - the Death Benefit provided under Death Benefit Option 1, Death Benefit Option 2, or Death Benefit Option 3, whichever is in effect on the date of death; plus

    -   any other insurance on the Insured's life that is provided by rider;
        minus

    - any Outstanding Loan, any partial withdrawals, partial withdrawal charges, and due and unpaid Monthly Deductions through the Policy month in which the Insured dies.

    After the Final Payment Date, if the Guaranteed Death Benefit Rider is not in effect, the Net Death Benefit is:

    -   the Policy Value; minus

    -   any Outstanding Loan.


In most states, We will compute the Net Death Benefit on the date of the death of the Insured.

ELECTION OF DEATH BENEFIT OPTIONS


    Federal tax law requires a Guideline Minimum Death Benefit in relation to Policy Value for a Policy to qualify as life insurance. Under current Federal tax law, either the Guideline Premium Test or the Cash Value Accumulation Test can be used to determine if the Policy complies with the definition of "life insurance" under the Code. At the time of application, You may elect either of the tests. You may not change tests. If You elect the Guideline Premium Test, You will have the choice of electing Death Benefit Option 1 or Death Benefit Option 2. If You elect the Cash Value Accumulation Test, Death Benefit Option 3 must apply.


    Guideline Premium Test and Cash Value Accumulation Test -- There are two main differences between the Guideline Premium Test and the Cash Value Accumulation Test. First, the Guideline Premium Test limits the amount of Premium that may be paid into a Policy, while no such limits apply under the Cash Value Accumulation Test. Second, the factors that determine the Guideline Minimum Death Benefit relative to the Policy Value are different. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING BETWEEN THE GUIDELINE PREMIUM TEST AND THE CASH VALUE ACCUMULATION TEST AND IN CHOOSING A DEATH BENEFIT OPTION.

    The Guideline Premium Test limits the amount of Premiums payable under a Policy to a certain amount for an Insured of a particular age, sex, and Underwriting Class. Under the Guideline Premium Test, You may choose between Death Benefit Option 1 or Death Benefit Option 2, as described below. After issuance of the Policy, You may change the selection from Death Benefit Option 1 to Death Benefit Option 2, or vice versa.

    The Cash Value Accumulation Test requires that the Death Benefit must be sufficient so that the Cash Surrender Value does not at any time exceed the Net Single Premium required to fund the future benefits under the Policy. Under the Cash Value Accumulation Test, required increases in the Guideline Minimum Death Benefit (due to growth in Policy Value) will generally be greater than under the Guideline Premium Test. If You choose the Cash Value Accumulation Test, only Death Benefit Option 3 is available. You may not switch to or from Death Benefit Option 3.

DEATH BENEFIT OPTION 1 -- LEVEL GUIDELINE PREMIUM TEST

    Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Guideline Minimum Death Benefit, as set forth in "Table A" in APPENDIX A. The Death Benefit will remain level unless the Guideline Minimum Death Benefit is greater than the Face Amount, in which case the Death Benefit will vary as the Policy Value varies.

    Death Benefit Option 1 will offer the best opportunity for the Policy Value to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

DEATH BENEFIT OPTION 2 -- ADJUSTABLE GUIDELINE PREMIUM TEST

    Under Option 2, the Death Benefit is equal to the greater of (1) the Face Amount plus the Policy Value or (2) the Guideline Minimum Death Benefit, as set forth in "Table A" in APPENDIX A. The Death Benefit will vary as the Policy Value changes, but will never be less than the Face Amount.

    Death Benefit Option 2 will offer the best opportunity to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Policy Value, and will decrease whenever there is a decrease in the Policy Value. The Death Benefit will never go below the Face Amount.

DEATH BENEFIT OPTION 3 -- LEVEL CASH VALUE ACCUMULATION TEST

    Under Option 3, the Death Benefit will equal the greater of (1) the Face Amount or (2) the Policy Value multiplied by the applicable factor as set forth in the Policy. The applicable factor depends upon the Underwriting Class, sex (unisex if required by law), and then-attained age of the Insured. The factors decrease slightly from year to year as the attained age of the Insured increases.

    Death Benefit Option 3 will offer the best opportunity for an increasing Death Benefit in later Policy years and/or to fund the Policy at the "seven-pay" limit in each of the first seven years following policy issue or a material change. The "seven pay" limit refers to the maximum payment that can be made in each of the first seven years so that the Policy is not classified as a Modified Endowment Contract. Please see "Modified Endowment Contracts" under FEDERAL TAX STATUS. When the Policy Value multiplied by the applicable Death Benefit factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Policy Value, and will decrease whenever there is a decrease in the Policy Value. However, the Death Benefit will never go below the Face Amount.

ALL DEATH BENEFIT OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.

EXAMPLES

    For the purposes of the following examples, assume that the Insured is under the Age of 40, and that there is no Outstanding Loan.

    Example using Death Benefit Option 1 -- Under Option 1, a Policy with a $100,000 Face Amount will have a Death Benefit of $100,000. However, because the Death Benefit must be equal to or greater than 250% of Policy Value (from APPENDIX A), if the Policy Value exceeds $40,000 the Death Benefit will exceed the $100,000 Face Amount. In this example, each dollar of Policy Value above $40,000 will increase the Death Benefit by $2.50.

A Policy with a Policy Value of:

    - $50,000 will have a Guideline Minimum Death Benefit of $125,000 (e.g., $50,000 X 2.50);

    - $60,000 will produce a Guideline Minimum Death Benefit of $150,000 (e.g., $60,000 X 2.50);

    - $75,000 will produce a Guideline Minimum Death Benefit of $187,500 (e.g., $75,000 X 2.50).

    Similarly, if Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $150,000 to $125,000. However, the Death Benefit will never be less than the Face Amount of the Policy.

    The Guideline Minimum Death Benefit Factor becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185% (from APPENDIX A). The Death Benefit would be greater than $100,000 Face Amount when the Policy Value exceeds $54,054 (rather than $40,000), and each dollar then added to or taken from Policy Value would change the Death Benefit by $1.85.

    Example using Death Benefit Option 2 -- Under Option 2, assume that the Insured is under the Age of 40 and that there is no Outstanding Loan. The Face Amount of the Policy is $100,000.

    Under Death Benefit Option 2, a Policy with a Face Amount of $100,000 will produce a Death Benefit of $100,000 plus Policy Value.

A Policy with Policy Value of:

    -   $10,000 will produce a Death Benefit of $110,000 (e.g., $100,000 +
        $10,000);

    -   $25,000 will produce a Death Benefit of $125,000 (e.g., $100,000 +
        $25,000);

    -   $50,000 will produce a Death Benefit of $150,000 (e.g., $100,000 +
        $50,000).

    However, the Guideline Minimum Death Benefit must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $66,667, 250% of the Policy Value will be Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit will be greater than the Face Amount plus Policy Value. In this example, each dollar of Policy Value above $66,667 will increase the Death Benefit by $2.50.

If the Policy Value is:

    - $70,000, the Guideline Minimum Death Benefit will be $175,000 (e.g., $70,000 X 2.50);

    - $80,000, the Guideline Minimum Death Benefit will be $200,000 (e.g., $80,000 X 2.50);

    - $90,000, the Guideline Minimum Death Benefit will be $225,000 (e.g., $90,000 X 2.50).

    Similarly, if Policy Value exceeds $66,667, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $70,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. However, the Death Benefit will be the Face Amount PLUS Policy Value when the Guideline Minimum Death Benefit is less than the Face Amount plus the Policy Value.

    The Guideline Minimum Death Benefit Factor becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Death Benefit must be at least 185% of the Policy Value. The Death Benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,667). Each dollar added to or subtracted from the Policy would change the Death Benefit by $1.85.

    Example using Death Benefit Option 3 -- In this example assume that the Insured is a male, Age 35, preferred non-tobacco and that there is no Outstanding Loan. The Guideline Minimum Death Benefit Factor, for this example, would be 437%.

    Under Death Benefit Option 3, a Policy with a Face Amount of $100,000 will have a Death Benefit of $100,000. However, because the Death Benefit must be equal to or greater than 437% of Policy Value (in Policy year 1), if the Policy Value exceeds $22,883 the Death Benefit will exceed the $100,000 Face Amount. In this example, each dollar of Policy Value above $22,883 will increase the Death Benefit by $4.37.

A Policy with a Policy Value of:

    -   $50,000 will produce a Death Benefit of $218,500 ($50,000 X 4.37);

    -   $60,000 will produce a Death Benefit of $262,200 ($60,000 X 4.37);

    -   $75,000 will produce a Death Benefit of $327,750 ($75,000 X 4.37).

    Similarly, if Policy Value exceeds $22,883, each dollar taken out of Policy Value will reduce the Death Benefit by $4.37. If, for example, the Policy Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges, or negative investment performance, the Death Benefit will be reduced from $262,200 to $218,500. If, however, the product of the Policy Value times the applicable percentage is less than the Face Amount, the Death Benefit will equal the Face Amount.

    The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than 35), the applicable percentage would be 270% (in Policy year 1). The Death Benefit would not exceed the $100,000 Face Amount unless the Policy Value exceeded $37,037 (rather than $22,883), and each dollar then added to or taken from Policy Value would change the Death Benefit by $2.70.

CHANGING BETWEEN DEATH BENEFIT OPTION 1 AND DEATH BENEFIT 2

    You may change between Death Benefit Option 1 and Death Benefit Option 2 once each Policy year by Written Request. (By law, You may not change from Death Benefit Option 3 to Death Benefit Option 1 or to Death Benefit Option 2, or vice versa). Changing options may require Evidence of Insurability. The change takes effect as of the Monthly Processing Date on or following the date of underwriting approval. We will impose no charge for changes in Death Benefit options. Changes in Death Benefit Options may have tax consequences. You should consult a tax advisor before making such a change.

CHANGE FROM DEATH BENEFIT OPTION 1 TO DEATH BENEFIT OPTION 2.

    If You change from Death Benefit Option 1 to Death Benefit Option 2, We will decrease the Face Amount to equal:

    -   the Death Benefit; minus

    -   the Policy Value as of the date of the change.

    The change may not be made if the Face Amount would fall below $50,000. After the change from Death Benefit Option 1 to Death Benefit Option 2, future cost of insurance charges may be higher or lower than if no change in option had been made. However, the Net Amount at Risk will always equal the Face Amount, unless the Guideline Minimum Death Benefit applies.

CHANGE FROM DEATH BENEFIT OPTION 2 TO DEATH BENEFIT OPTION 1.

    If You change from Death Benefit Option 2 to Death Benefit Option 1, We will increase the Face Amount by the Policy Value as of the date of the change. The Death Benefit will be the greater of:

    -   the new Face Amount; or

    -   the Guideline Minimum Death Benefit under Death Benefit Option 1.

    After the change from Death Benefit Option 2 to Death Benefit Option 1, an increase in Policy Value will reduce the Net Amount at Risk and the cost of insurance charge. A decrease in Policy Value will increase the Net Amount at Risk and the cost of insurance charge.

    A change in Death Benefit option may result in total payments exceeding the then current maximum payment limitation under Federal tax law. Where total payments would exceed the current maximum payment limits, the excess first will be applied to repay any Outstanding Loan. If there are remaining excess payments, any such excess payments will be returned to You. However, We will accept a payment needed to prevent Policy lapse during a Policy year.

    A change from Death Benefit Option 2 to Death Benefit Option 1 within five Policy years of the Final Payment Date will terminate a Guaranteed Death Benefit Rider.

GUARANTEED DEATH BENEFIT RIDER (NOT AVAILABLE IN ALL STATES)

    An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. If this Rider is in effect, the Company:

    - guarantees that Your Policy will not lapse regardless of the investment performance of the Variable Account; and

    -   provides a guaranteed Net Death Benefit.

    In order to maintain the Guaranteed Death Benefit Rider, the minimum premium payment tests shown below must be met on each Policy Anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the rider is elected. Certain transactions, including taking any preferred loans, taking partial withdrawals, underwriting reclassifications, changing the Face Amount, and changing the Death Benefit option, can result in the termination of the rider. If this rider is terminated, it cannot be reinstated.

    Guaranteed Death Benefit Tests. While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

    1. within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the Premiums paid, less any outstanding loan, partial withdrawals and withdrawal charges, must be greater than the Minimum Monthly Payment multiplied by the number of months which have elapsed since the relevant Date of Issue; and

    2. on each Policy Anniversary, (a) must exceed (b), where, since the Date of Issue:

        (a) is the sum of Your payments, less any withdrawals, partial withdrawal charges and outstanding loan which is classified as a preferred loan; and

        (b) is the sum of the minimum Guaranteed Death Benefit Premiums, as shown on the Policy Details page of the Policy.

GUARANTEED DEATH BENEFIT

    If the Guaranteed Death Benefit Rider is in effect on the Final Payment Date, a guaranteed Death Benefit will be provided as long as the rider is in force. The Death Benefit will be the greater of:

    -   the Face Amount as of the Final Payment Date; or

    - the Policy Value as of the date Due Proof of Death is received by the Company.

TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER

    The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

    -   foreclosure of any Outstanding Loan; or

    - the date on which the sum of Your payments less withdrawals and preferred loans does not meet or exceed the applicable Guaranteed Death Benefit test (above); or

    -   any Policy Change that results in a negative guideline level premium; or

    - the effective date of a change from Death Benefit Option 2 to Death Benefit Option 1, if such changes occur within 5 Policy years of the Final Payment Date; or

    - a request for a partial withdrawal or preferred loan is made after the Final Payment Date.

    It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Processing Date following the date the rider terminates.

CHANGE IN FACE AMOUNT

    You may increase or decrease the Face Amount by Written Request. An increase or decrease in the Face Amount takes effect as of the later of:

    - the Monthly Processing Date on or next following the date of receipt of Your Written Request; or

    - the date of approval of Your Written Request, if Evidence of Insurability is required.

    A change in a Policy's Face Amount may have tax consequences. You should consult a tax advisor before making such a change.

INCREASES

    You must submit with Your Written Request for an increase satisfactory Evidence of Insurability. The consent of the Insured is also required whenever the Face Amount is increased. An increase in Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 85. A Written Request for an increase must include a payment if the Policy Value less outstanding loan is less than the sum of three Minimum Monthly Payments.

    We will also compute a new surrender charge and a monthly expense charge based on the amount of the increase. An increase in the Face Amount will increase the Net Amount at Risk and, therefore, the cost of insurance charges.

    After increasing the Face Amount, You will have the right, during a right to examine period, to have the increase canceled. See "Right to Examine" under THE POLICY. If You exercise this right, We will credit to Your Policy the charges deducted for the increase.

DECREASES

    You may decrease the Face Amount by Written Request. The minimum amount for a decrease in Face Amount is $10,000. The minimum Face Amount required after a decrease is $50,000. If You have chosen the Guideline Premium Test and the Policy would not comply with the maximum payment limitations under Federal tax law; and if You have previously made payments in excess of the amount allowed for the lower Face Amount, then the excess payments will first be used to repay any Outstanding Loan. If there are any remaining excess payments, We will pay any such excess to You. A return of Policy Value may result in tax liability to You.

    A decrease in the Face Amount will lower the Net Amount at Risk and, therefore, the cost of insurance charges. In computing the cost of insurance charge, a decrease in the Face Amount will reduce the Face Amount in the following order:

    -   the Face Amount provided by the most recent increase;

    -   the next most recent increases successively; and

    -   the initial Face Amount.

    On a decrease in the Face Amount, We will deduct from the Policy Value, if applicable, any surrender charge. You may allocate the deduction to one Sub-Account. If You make no allocation, We will make a Pro-rata Allocation. We will reduce the surrender charge by the amount of any surrender charge deducted.

POLICY VALUE

The Policy Value is the total value of Your Policy. It is the sum of:

    -   Your accumulation in the Fixed Account; plus

    -   the value of Your Units in the Sub-Accounts.

    There is no guaranteed minimum Policy Value. Policy Value on any date depends on variables that cannot be predetermined.

Your Policy Value is affected by the:

    -   frequency and amount of Your Net Payments;

    -   interest credited in the Fixed Account;

    -   investment performance of Your Sub-Accounts;

    -   partial withdrawals;

    - any Outstanding Loan, loan repayments and loan interest paid or credited;

    -   charges and deductions under the Policy; and

    -   the Death Benefit option.

    Computing Policy Value -- We compute the Policy Value on the Date of Issue and on each Valuation Day. As of the Date of Issue, the Policy Value is:

    -   the amount of the Premium allocated to the Fixed Account; plus

    - the amount of the Premium allocated to the money market Sub-Account (if Your Policy provides for a full refund of Premium) or to the Variable Account.; minus

    -   the Monthly Deduction due; minus

    -   any other applicable charges.

    On each Valuation Day after the Date of Issue, the Policy Value is the sum of:

    -   the value in the Fixed Account; plus

    -   the value in the Variable Account.

SUB-ACCOUNTS

    The Variable Account consists of Sub-Accounts. Your Policy Value will vary if all or part of it is invested in the Sub-Accounts Each Sub-Account invests exclusively in shares of a corresponding Fund. Shares of a Fund are purchased and redeemed for a Sub-Account at their net asset value. Any amounts of income, dividends and gains distributed from the shares of a Fund are reinvested in additional shares of that Fund at net asset value.

    The dollar amounts of values and benefits of this Policy provided by the Variable Account depend on the investment performance of the Sub-Accounts selected by the Policyowner. We do not guarantee the investment performance of the Sub-Accounts. Policyowners bear the full investment risk for Sub-Account Values.

    We reserve the right, when the law allows, to change the name of the Variable Account or any Sub-Account. You will find a list in Your application of the Sub-Accounts in which You first chose to invest.

SUB-ACCOUNT VALUE

    The Sub-Account Value as of the Date of Issue is equal to the amount of the initial Net Payment allocated to that Sub-Account. On subsequent Valuation Days the Sub-Account Value for any particular Sub-Account is:

    -   Net Payments allocated to that Sub-Account; plus

    - Policy Value transferred to that Sub-Account from another Sub-Account or the Fixed Account; minus

    - partial withdrawals from that Sub-Account, including any applicable partial withdrawal charges; minus

    - transfers from that Sub-Account, including any applicable transfer charges; minus

    - any transaction charges allocated to that Sub-Account for changes in the Face Amount; minus

    - if the Valuation Day is the Monthly Processing Date, the portion of the Monthly Deduction allocated to that Sub-Account;

    - adjusted by any interest income, dividends, and net capital gains or losses, realized or unrealized.

UNITS

    For each Sub-Account, Net Payments allocated to a Sub-Account or amounts of Policy Value transferred to a Sub-Account are converted into Units. The number of Units credited to a policy is determined by dividing the dollar amount directed to each Sub-Account by the value of the Unit for that Sub-Account for the Valuation Day on which the Net Payments or transferred amount is invested in the Sub-Account. Therefore, Net Payments allocated to or amounts transferred to a Sub-Account under a Policy increase the number of Units of that Sub-Account credited to the Policy.

    Certain events will reduce the number of Units of a Sub-Account credited to a Policy. Withdrawals or transfers of Sub-Account Value from a Sub-Account will result in the cancellation of the appropriate number of Units of that Sub-Account as will: surrender of the Policy; payment of the Death Benefit proceeds; and the deduction of the Monthly Deduction. Units are cancelled as of the end of the Valuation Period in which we receive notification in writing regarding the event.

UNIT VALUE

    The Unit values for each Sub-Account were arbitrarily set initially at $10 when that Sub-Account began operations. Thereafter, the Unit value at the end of every Valuation Day is the Unit value at the end of the previous Valuation Day times the net investment factor as described below. The Sub-Account Value is determined as of any Valuation Day by multiplying the number of Units attributable to the Policy in that Sub-Account by the value of the Unit for that Sub-Account on that day.

NET INVESTMENT FACTOR

    The Net Investment Factor is an index applied to measure the investment performance of Units of a Sub-Account from one Valuation Period to the next. The Net Investment Factor for any Sub-Account for any Valuation Period is determined by dividing 1 by 2 where:

1.  is the result of:

    a. the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

    b. the per share amount of any dividend or capital gain distributions made by the Fund held in the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

    c. a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Sub-Account.

2. is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.


PAYMENT OPTIONS

    The Net Death Benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. See APPENDIX C -- PAYMENT OPTIONS. These payment options also are available at the Final Payment Date or if the Policy is surrendered. If no election is made, We will pay the Net Death Benefit in a lump sum.

OPTIONAL INSURANCE BENEFITS

    You may add optional insurance benefits to the Policy by rider, as described in APPENDIX B -- OPTIONAL INSURANCE BENEFITS. The cost of certain optional insurance benefits becomes part of the Monthly Deduction.

SURRENDER

    You may surrender the Policy and receive its Cash Surrender Value as long as the Policy is in force and the Insured is living on the date We receive Your Written Request in our Variable Life Service Center.

    We will compute the Cash Surrender Value as of the Valuation Day on which We receive the Policy with a Written Request for surrender. We will deduct a surrender charge if You surrender the Policy on or before the last day of the 9th Policy year from the Date of Issue or increase in Face Amount. See "Surrender Charge" under CHARGES AND DEDUCTIONS.

    The Cash Surrender Value may be paid in a lump sum or under a payment option then offered by Us. See APPENDIX C -- PAYMENT OPTIONS. We will normally pay the Cash Surrender Value within seven days following Our receipt of the Written Request. We may delay benefit payments under the circumstances described in "Delay of Payments" in this section.

    For important tax consequences of surrender, see FEDERAL TAX STATUS.

PARTIAL WITHDRAWAL

    After the first Policy year, You may withdraw part of the Cash Surrender Value of Your Policy upon Written Request. Your Written Request must state the dollar amount You wish to receive. You may allocate the amount withdrawn among the Sub-Accounts and the Fixed Account. If You do not provide allocation instructions, We will make a Pro-rata Allocation. Each partial withdrawal must be at least $200. We will not allow a partial withdrawal if it would reduce the Face Amount under Death Benefit Options 1 or 3 below $40,000. The maximum amount of a partial withdrawal is the Cash Surrender Value less the greater of $500 or three Monthly Deductions.

    A partial withdrawal is considered a preferred partial withdrawal when the withdrawal amount and the sum of the prior withdrawal amounts in the same Policy year do not exceed 10% of the Policy Value as of the beginning of the Policy year.

    A partial withdrawal, unless it is a preferred partial withdrawal, will reduce the Face Amount under both Death Benefit Options 1 and 3. The Face Amount reductions will be made in the following order: (1) against the most recent increase in Face Amount, (2) against the next most recent increases in Face Amount in succession, and (3) against the Face Amount under the original application.

    On a partial withdrawal, We will cancel the number of Units of designated Sub-Accounts equal in value to the amount withdrawn. The amount withdrawn will be the amount You requested plus the partial withdrawal charges. See "Partial Withdrawal Charges" under CHARGES AND DEDUCTIONS. We will normally pay the partial withdrawal within seven days following Our receipt of Written Request. We may delay payment as described "Delay of Payments" below.

    For important tax consequences of partial withdrawals, see FEDERAL TAX
STATUS.

DELAY OF PAYMENTS

    Amounts payable from the Variable Account for surrender, partial withdrawals, Net Death Benefit, Policy loans and transfers may be postponed whenever:

    - the New York Stock Exchange is closed other than customary weekend and holiday closings;

    -   the SEC restricts trading on the New York Stock Exchange; or

    - the SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the Variable Account's net assets.


    We may delay paying any amounts derived from payments You made by check until the check has cleared Your bank. If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.


    We reserve the right to defer amounts payable from the Fixed Account. This delay may not exceed six months from the day We receive Your Written Request and, if it is required, Your Policy. Interest will accrue from the date the proceeds become payable to the date of payment, but not for more than six months, at an annual rate of 3%, or the rate and time required by law, if greater.

                             CHARGES AND DEDUCTIONS


    The following charges will apply to Your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if You choose certain options under the Policy. The fees and charges deducted may result in a profit to us.


DEDUCTIONS FROM PAYMENTS

    From each payment, We will deduct a Payment Expense Charge of 6.00%, which is composed of the following:

    -   Premium tax charge of 2.00% currently

    -   Deferred Acquisition Costs (DAC tax) charge of 1.00%

    -   Front-end sales load charge of 3.00%


    The 2.00% premium tax charge approximates Our average expenses for state and local premium taxes. Premium taxes vary, ranging from 0.0% to more than 4.00%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. The 1.00% DAC tax deduction helps reimburse Us for approximate expenses incurred from federal taxes for deferred acquisition costs (DAC taxes) of the Policies. We deduct the 3.00% front-end sales load charge from each payment to partially compensate Us for Policy sales expenses.


    We reserve the right to increase or decrease the premium tax deduction or DAC tax deduction to reflect changes in Our expenses for premium taxes or DAC taxes. The 3.00% front-end sales load charge will not change, even if sales expenses change.

MONTHLY DEDUCTION

    Before the Final Payment Date on each Monthly Processing Date, We will take a Monthly Deduction from Your Policy Value. You may allocate the Monthly Deduction among any number of Sub-Accounts and/or the Fixed Account. If You make no allocation, or if the Sub-Accounts and/or the Fixed Account You choose do not have sufficient Policy Value to cover the Monthly Deduction, We will make a Pro-rata Allocation of the deduction among the remaining Sub-Accounts.

The following charges comprise the Monthly Deduction:

MONTHLY EXPENSE CHARGE

    The Monthly Expense Charge will be charged on the Monthly Processing Date for the first ten years after issue and a new monthly expense charge will also be applied for the first ten years after an increase in Face Amount. This charge reimburses the Company for underwriting and acquisition costs. The charge is set at issue based on the age, sex, and Underwriting Class of the Insured for each $1,000 of the Policy's Face Amount. If You increase the Face Amount, the Monthly Expense Charge attributable to the increase is set based on the age, sex, and Underwriting Class of the Insured at the time of the increase for each $1,000.00 of increased Face Amount. To see the maximum Monthly Expense Charge per $1,000 of the Policy's Face Amount, see APPENDIX G -- MAXIMUM MONTHLY EXPENSE CHARGES.

MONTHLY ADMINISTRATION FEE


    A deduction of $7.50 will be taken from the Policy Value on each Monthly Processing Date up to the Final Payment Date to reimburse the Company for expenses related to issuance and maintenance of the Policy.


MONTHLY MORTALITY AND EXPENSE RISK CHARGE

    This charge is currently equal to an annual rate of 0.35% of the Policy Value in each Sub-Account for the first 10 Policy years and an annual rate of 0.10% for Policy year 11 and later. The charge is based on the Policy Value in the Sub-Accounts as of the prior Monthly Processing Date. This charge is not assessed in whole or in part against the Fixed Account. The Company may increase this charge, subject to state and federal law, to an annual rate of 0.60% of the Policy Value in each Sub-Account for the first 10 Policy years and an annual rate of 0.30% for Policy year 11 and later. The charge is continued after the Final Payment Date.

    This charge compensates Us for assuming mortality and expense risks for variable interests in the Policies. The mortality risk We assume is that Insureds may live for a shorter time than anticipated. If this happens, We will pay more Net Death Benefits than anticipated. The expense risk We assume is that the expenses incurred in issuing and administering the Policies will exceed those compensated by the administrative charges in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, We will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to Us. If the charge provides Us with a profit, the profit will be available for Our use to pay distribution, sales and other expenses.

MONTHLY RIDER CHARGES

    Rider Charges will vary depending upon the riders selected, and by the sex, age, and Underwriting Class of the Insured under the rider. Please see APPENDIX B -- OPTIONAL INSURANCE BENEFITS.

COST OF INSURANCE CHARGES

    Before the Final Payment Date, We will deduct a cost of insurance charge from Your Policy Value. This charge is the cost for insurance protection under the Policy. The amount of the charge is equal to a current cost of insurance rate multiplied by the Net Amount at Risk.

    The Policy's cost of insurance rates will not exceed certain guaranteed rates shown on the Policy Details page of the Policy. The guaranteed rates are no greater than certain 1980 Commissioners Standard Ordinary Mortality Tables. These rates are based on the Age and Underwriting Class of the Insured. They are also based on the sex of the Insured, except that unisex rates are used where appropriate under applicable law, and in Policies purchased by employers and employee organizations in connection with employment related insurance or benefit programs. The cost of insurance rate generally increases with the Age of the Insured.

    We currently place Insureds into preferred Underwriting Classes, standard Underwriting Classes and non-standard Underwriting Classes. The Underwriting Classes, other than preferred, are also divided into two categories: tobacco and non-tobacco. We will place an Insured under Age 18, at the Date of Issue, in a standard or non-standard Underwriting Class. The Insured will be placed in the tobacco category at Age 18 unless We receive satisfactory evidence that the Insured is eligible to receive the non-tobacco category. Prior to the Insured's Age 18, We will give You notice of how the Insured may be classified as non-tobacco.

    We compute the cost of insurance rate separately for the initial Face Amount and for any increase in Face Amount. However, if the Insured's Underwriting Class improves on an increase, the Underwriting Class improvement will apply to the total Face Amount.

    We deduct the cost of insurance charge on each Monthly Processing Date starting with the Date of Issue. We will deduct no cost of insurance charges on or after the Final Payment Date.

    Initial Face Amount. For the initial Face Amount under Death Benefit Option 1 and Death Benefit Option 3, the cost of insurance charge is the product of:

    -   the cost of insurance rate; times

    -   the difference between:

    -   the initial Face Amount; and

    -   the Policy Value at the beginning of the Policy month.

    For the initial Face Amount under Death Benefit Option 2, the cost of insurance charge is the product of:

    -   the cost of insurance rate; times

    -   the initial Face Amount.

    Increases in Face Amount. For each increase in Face Amount under Death Benefit Option 1 or Death Benefit Option 3, the cost of insurance charge is the product of:

    -   the cost of insurance rate for the increase; times

    -   the difference between:

    -   the increase in Face Amount; and

    - any Policy Value in excess of the initial Face Amount at the beginning of the Policy month and not allocated to a prior increase.

    For each increase in Face Amount under Death Benefit Option 2, the cost of insurance charge is the product of:

    -   the cost of insurance rate for the increase; times

    -   the increase in Face Amount.

    If the Guideline Minimum Death Benefit is in effect, We will compute a cost of insurance charge for that part of the Death Benefit subject to the Guideline Minimum Death Benefit that exceeds the current Death Benefit not subject to the Guideline Minimum Death Benefit.

    We will adjust the cost of insurance charge for any decreases in Face Amount. See "Change in Face Amount: Decreases" under THE POLICY. We expect to profit from the cost of insurance charge and may use these profits for any lawful purpose, including covering distribution expenses.

FUND EXPENSES

    Each Portfolio is responsible for all of its operating expenses. In addition, fees for investment advisory services and operating expenses are deducted and paid daily at an annual rate from each Portfolio as a percentage of the daily net assets of the Portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. You pay these fees and expenses indirectly. The Prospectus for each Fund provides more information concerning the investment advisory fee, other charges assessed against the Portfolio(s) each Fund offers, and the investment advisory services provided to such Portfolio(s).

    No charges are currently made against the Sub-Accounts for federal or state income taxes. Should income taxes be imposed, We may make deductions from the Sub-Accounts to pay the taxes. See FEDERAL TAX STATUS.

SURRENDER CHARGE

    The Company will assess a surrender charge on a surrender, a decrease in Face Amount, or any partial withdrawal exceeding the preferred partial withdrawal, for up to 10 years from Date of Issue of the Policy or from the date of increase in Face Amount. The maximum surrender charge is equal to a specific dollar amount that is based on the age (on the Date of Issue or on the date of any increase in Face Amount), sex, and Underwriting Class of the Insured, for each $1,000 of the Policy's Face Amount. The amount of the surrender charge decreases by one-ninth (11.11%) annually to zero by the beginning of the 10th Policy year. The surrender charge is designed to partially reimburse Us for the administrative costs of product research and development, underwriting, Policy administration, and for distribution expenses, including commissions to Our representatives, advertising, and the printing of prospectuses and sales literature.

    We compute the surrender charge as of the Date of Issue and as of the date of any increase in Face Amount. The surrender charge applies up to the beginning of the 10th Policy year from Date of Issue or increase in Face Amount.

    If more than one surrender charge is in effect because of one or more increases in Face Amount, We will apply the surrender charges in inverse order. We will apply surrender and partial withdrawal charges (described below) in this order:

    -   first, the most recent increase;

    -   second, the next most recent increases, and so on;

    -   third, the initial Face Amount.

    A surrender charge may be deducted on a decrease in the Face Amount or a partial withdrawal (excluding a preferred partial withdrawal). The surrender charge deducted is a fraction of the charge that would apply to a full surrender. The amount of the charge is the product of:

    -   the decrease in Face Amount divided by the current Face Amount; times

    -   the surrender charge.

    Where a decrease causes a partial reduction in an increase or in the initial Face Amount, We will deduct a proportionate share of the surrender charge for that increase or for the initial Face Amount.

    See APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES for examples of how We compute the maximum surrender charge.

    THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THIS CHARGE BEFORE YOU REQUEST A SURRENDER, DECREASE IN FACE AMOUNT, OR PARTIAL WITHDRAWAL. UNDER SOME CIRCUMSTANCES, THE LEVEL OF SURRENDER CHARGES MIGHT RESULT IN NO CASH SURRENDER VALUE AVAILABLE.


    Sales to Groups and Affiliates

    The amount of surrender charges may be reduced or waived when the Policies are to be sold to an individual or a group of individuals in such a manner that results in savings of sales and/or administrative expenses. Such charge also may be waived when a Policy is issued to an officer, director, employee, registered representative or relative thereof of: the Company; The Canada Life Assurance Company; Canada Life Insurance Company of New York; any selling broker-dealer; or any of their affiliates. In no event will reduction or waiver of the surrender charge be permitted where such reduction or waiver will be discriminatory to any person.

PARTIAL WITHDRAWAL CHARGES

    A transaction fee of 2% of the amount withdrawn, not to exceed $25, will be assessed against each partial withdrawal. Those partial withdrawals that are not classified as preferred partial withdrawals (see "Partial Withdrawals" under THE POLICY) will incur a surrender charge due to the reduction in Face Amount. This charge is equal to a specific dollar amount that is based on the age (on the Date of Issue or on the date of any increase in Face Amount), sex and Underwriting Class of the Insured, for each $1,000 of the Policy's Face Amount that reduces. For more information see -- "Surrender Charge" under THE POLICY. A surrender charge will not be applied to preferred partial withdrawals.

    For important tax consequences of partial withdrawals, see FEDERAL TAX
STATUS.

TRANSFER CHARGES

    Currently, the first 12 transfers in a Policy year are free. We reserve the right to limit the number of free transfers in a Policy year to six. After that, We will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but it will never exceed $25. This charge reimburses Us for the administrative costs of processing the transfer.

    Each of the following transfers of Policy Value from the Sub-Accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Policy year:

    - a conversion within the first 24 months from the Date of Issue or increase in Face Amount;

    -   a transfer to the Fixed Account to secure a loan;

    -   a reallocation of Policy Value within 20 days of the Date of Issue;

    -   Dollar-Cost Averaging and Account Rebalancing.

OTHER ADMINISTRATIVE CHARGES

    We reserve the right to charge for other administrative costs We incur. While there are no current charges We may impose a charge, not to exceed $25, for:

    -   changing Net Payment allocation instructions;

    - changing the allocation of cost of insurance charges among the various Sub-Accounts and the Fixed Account;

    -   providing a projection of values;

    -   reissuance of a lost Policy (printing a duplicate Policy).

                                  POLICY LOANS

    You may borrow money secured by Your Policy Value at any time. The total amount You may borrow, including any Outstanding Loan, is the Loan Value. The Loan Value is 90% of:

    -   the Policy Value; minus

    -   any surrender charges.

    We will usually issue the loan within seven days after We receive the Written Request. We may delay the issuance of the payment of loans as stated in "Delay of Payments" under THE POLICY.

    We will allocate the loan among the Sub-Accounts and the Fixed Account according to Your instructions. If You do not make an allocation, We will make a Pro-rata Allocation. We will transfer Policy Value in each Sub-Account equal to the Policy loan to the Fixed Account. We will not count this transfer as a transfer subject to the transfer charge.

    Policy Value equal to any Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of 4.0%. NO OTHER INTEREST WILL BE CREDITED. The loan interest rate charged by the Company accrues daily. The current annual interest rate charged by the Company is 4.80%. The current annual rate of interest charged on loans may change, but is guaranteed not to exceed 6.00%.

PREFERRED LOAN OPTION

    The preferred loan option is automatically available to You, unless You request otherwise. It may be revoked by You at any time. A request for a preferred loan after the Final Payment Date will terminate the optional Guaranteed Death Benefit Rider. Any part of the Outstanding Loan that represents Earnings under the Policy may be treated as a preferred loan. There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX STATUS).

    Policy Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of at least 4.0%. NO OTHER INTEREST WILL BE CREDITED. The loan interest rate charged by the Company accrues daily. The current annual loan interest rate charged by the Company for preferred loans is 4.00%. The current annual rate of interest charged on preferred loans may change, but is guaranteed not to exceed 4.50%.

REPAYMENT OF OUTSTANDING LOAN

    You may repay any loans before the Policy lapses. We will allocate that part of the Policy Value in the Fixed Account that secured a repaid loan to the Sub-Accounts and Fixed Account according to Your instructions. If You do not make a repayment allocation, We will allocate Policy Value according to Your most recent payment allocation instructions. However, loan repayments allocated to the Variable Account cannot exceed Policy Value previously transferred from the Variable Account to secure the Outstanding Loan.

    If the Outstanding Loan exceeds Policy Value less the amount needed to pay the next Monthly Deduction, the Policy will terminate. We will mail a notice of termination to the last known address of You and any assignee. If You do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT. The foreclosure of any Outstanding Loan will terminate the optional Guaranteed Death Benefit Rider.

EFFECT OF POLICY LOANS


    Policy loans will permanently affect the Policy Value and Cash Surrender Value, and may permanently affect the Death Benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Policy Value in the Fixed Account that secures the loan. Loans may have tax consequences. See "Taxation of Policies" under FEDERAL TAX STATUS.


    We will deduct any Outstanding Loan from the proceeds payable when the Insured dies or from a surrender.

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

    Unless the Guaranteed Death Benefit Rider is in effect, the Policy will terminate if:

    - Policy Value less any Outstanding Loan is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

    -   any Outstanding Loan exceeds the Policy Value.

    If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to pay a Premium sufficient to prevent termination. On the date of default, We will send a notice to You and to any assignee of record. The notice will state the Premium due and the date by which it must be paid.

    Failure to pay a sufficient Premium within the grace period will result in Policy termination. If the Insured dies during the grace period, We will deduct from the Net Death Benefit any Monthly Deduction due and unpaid through the Policy month in which the Insured dies and any other overdue charge.

    Beginning on the date this Policy is issued or the Date of Issue of any increase in the Face Amount, whichever is later, and continuing for the next 47 Monthly Processing Dates, the grace period will begin when both of the following conditions occur:

    - the Policy Value less Outstanding Loan is less than the amount needed to pay the next Monthly Deduction plus loan interest accrued; and

    - the sum of the payments made minus any Outstanding Loan, partial withdrawals and partial withdrawal charges since the latest of the following three dates:

    -   the date this Policy is issued;

    -   the Date of Issue of any increase in the Face Amount; or

    - the date of any Policy Change which changes the Minimum Monthly Payment is less than the accumulated Minimum Monthly Payments to date.

    During the first 48 Policy months following the Date of Issue or an increase in the Face Amount, a guarantee may apply to prevent the Policy from terminating because of insufficient Policy Value (may vary by state). This guarantee applies if, during this period, You pay Premiums that, when reduced by partial withdrawals and partial withdrawal charges, equal or exceed specified Minimum Monthly Payments. The specified Minimum Monthly Payments are based on the number of months the Policy, increase in Face Amount or Policy Change that causes a change in the Minimum Monthly Payment has been in force. A Policy Change that causes a change in the Minimum Monthly Payment is a change in the Face Amount, underwriting reclassifications, or the addition or deletion of a rider. Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Payment do not guarantee that the Policy will remain in force.

    If the optional Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account. See "Guaranteed Death Benefit Rider" under THE POLICY.

REINSTATEMENT

    A terminated Policy may be reinstated within three years of the date of default and before the Final Payment Date. The reinstatement takes effect on the Monthly Processing Date following the date You submit to Us:

    -   written application for reinstatement;

    - Evidence of Insurability showing that the Insured is insurable according to Our underwriting rules; and

    - a payment that, after the deduction of the Payment Expense Charge, is large enough to cover the Minimum Amount Payable.

POLICIES WHICH HAVE BEEN SURRENDERED MAY NOT BE REINSTATED.

    Minimum Amount Payable -- If reinstatement is requested when less than 48 monthly deductions have been taken since the Date of Issue or increase in the Face Amount, You must pay for the lesser of three Minimum Monthly Payments or three Monthly Deductions.

    If You request reinstatement more than 48 Monthly Processing Dates from the Date of Issue or increase in the Face Amount, You must pay 3 Monthly Deductions.

    Surrender Charge -- The surrender charge on the date of reinstatement is the surrender charge that was in effect on the date of termination.

    Policy Value on Reinstatement -- The Policy Value on the date of reinstatement is:

    - the Net Payment made to reinstate the Policy and interest earned from the date the payment was received at Our Variable Life Service Center; plus

    - the Policy Value less any Outstanding Loan on the date of default (not to exceed the surrender charge on the date of reinstatement); minus

    -   the Monthly Deduction due on the date of reinstatement.

You may reinstate an Outstanding Loan.

                             OTHER POLICY PROVISIONS

THE CONTRACT

    The entire contract is made up of the Policy, the application for the Policy and any riders or endorsements. The statements made in the application are deemed representations and not warranties. We cannot use any statement in defense of a claim or to void the Policy unless it is contained in the application and a copy of the application is attached to the Policy at issue. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

POLICYOWNER

    The Policyowner is the Insured unless another individual has been named in the application. As Policyowner, You are entitled to exercise all rights under Your Policy while the Insured is alive, with the consent of any irrevocable Beneficiary. The consent of the Insured is required whenever the Face Amount is increased.

BENEFICIARY

    The Beneficiary is the person or persons to whom the Net Death Benefit is payable on the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the Insured dies. While the Insured is alive, You may change the Beneficiary, unless You have declared the Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, We will pay each Beneficiary in equal shares, unless You have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving beneficiaries proportionally.

ASSIGNMENT


    You may assign a Policy as collateral or make an absolute assignment by sending us a Written Request at any time while the Insured is alive and the Policy is in force. All Policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at the Variable Life Service Center. When recorded, the assignment will take effect on the date the Written Request was signed. Any rights the assignment creates will be subject to any payments We made or actions We took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release. An assignment may have tax consequences.


MODIFICATION

    Upon notice to You, We may modify the Policy, but only if such modification:

    - is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which We are subject;

    - is necessary to assure continued qualification of the Policy under the Code or other federal or state laws relating to variable life policies;

    -   is necessary to reflect a change in the operation of the Variable
        Accounts;

    - or provides additional Variable Account and/or fixed accumulation options.

    In the event of any such modification, We may make any appropriate endorsement to the Policy.

NOTIFICATION OF DEATH

    The death of the Insured and/or the Policyowner(s) must be filed with Us immediately, and We will require Due Proof of Death.

In most states, We will compute the Net Death Benefit on the date of the death of the Insured.



WRITTEN REQUEST

    Written Request must be signed and dated by You. It must be of a form and content acceptable to Us. Your Written Request will not be effective until We receive and file it. However, any change provided in Your Written Request will be effective as of the date You signed the Written Request:

    - subject to any payments or other actions We take prior to receiving and filing Your Written Request; and

    -   whether or not You are alive when We receive and file Your Written
        Request.

PERIODIC REPORTS

    We will mail You a report showing certain information about Your Policy, including the Policy Value, the Face Amount, the Cash Surrender Value, and any other information required by law. We will mail the report to You at least annually (or more often as required by law) and to Your last address known to Us.

    We will send You a semi-annual report containing the financial statements of each Portfolio in which You are invested.

THE FOLLOWING POLICY PROVISIONS MAY VARY BY STATE.

INCONTESTABILITY

    We cannot challenge the validity of Your Policy if the Insured was alive after the Policy had been in force for two years from the Date of Issue or if reinstated, for two years from the date of reinstatement. Also, We cannot challenge the validity of any increase in the Face Amount if the Insured was alive after the increase was in force for two years from the effective date of the increase.

    Any contest after a reinstatement or increase in Face Amount will be limited to material statements made in the application for such reinstatement or Face Amount increase.

SUICIDE

    The Net Death Benefit will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue of the Policy. Instead, We will pay the Beneficiary all payments made for the Policy, without interest, less any Outstanding Loan and partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from any increase in Face Amount, We will not recognize the increase. We will pay to the Beneficiary the Net Death Benefit prior to the increase plus the monthly expense charges and the cost of insurance charges associated with the increase.

MISSTATEMENT OF AGE OR SEX

    If the Insured's Age or sex is not correctly stated in the Policy application, We will adjust benefits under the Policy to reflect the correct Age and sex. The adjusted benefit will be the benefit that the most recent cost of insurance charge would have purchased for the correct Age and sex. We will not reduce the Death Benefit to less than the Guideline Minimum Death Benefit. For a unisex Policy, there is no adjusted benefit for misstatement of sex. No adjustment for misstatement of Age or sex will be made after the Final Payment Date.

                               FEDERAL TAX STATUS

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

    The following summary of federal tax considerations is based on Our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Policyowner is a corporation or the trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to Your circumstances.

THE COMPANY AND THE VARIABLE ACCOUNT

    The Company is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with Our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the Variable Account. We do not currently charge for federal income taxes respecting the Variable Account. A charge may apply in the future for any federal income taxes We incur. The charge may become necessary, for example, if there is a change in Our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the Variable Account.

    Under current laws, the Company may incur state and local taxes besides Premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the Variable Account, We may charge for taxes paid or for tax reserves.

TAXATION OF THE POLICIES

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. We believe that the Policy issued on a preferred or standard Underwriting Class basis should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a non-standard Underwriting Class basis and it is not clear that such Policies will satisfy the applicable requirements in all cases, particularly if the full amount of premiums permitted under the Policy is paid. If it is later determined that a Policy does not satisfy the applicable requirements, We may take appropriate steps to bring the Policy into compliance with such requirements and We reserve the right to restrict Policy transactions in order to do so.

    In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policyowner to allocate premiums and cash values and the number of funds offered under the Policy, have not been explicitly addressed in published rulings. While We believe that the Policies do not give Policyowners investment control over Variable Account assets, We reserve the right to modify the Policies as necessary to prevent a Policyowner from being treated as the owner of the Variable Account assets supporting the Policy.

    In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

    The following discussion assumes that the Policies will qualify as a life insurance contracts for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. We believe that the Death Benefit under a Policy should be excludible from the gross income of the Beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. A tax advisor should be consulted on these consequences.

    Generally, the Policyowner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Policyowner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

    (1) All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

    (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

    (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than Death Benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policyowner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

    Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax adviser should be consulted about such loans.

    Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the Policy is generally Your aggregate Premiums. When a distribution is taken from the Policy, Your investment in the Policy is reduced by the amount of the distribution that is tax-free.


    WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


    POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, You should consult a tax adviser as to the tax consequences.

    MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by Us (or our affiliates) to the same Policyowner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

    CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if You intend to keep the Policy in force beyond the Insured's 100th year.

    BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If You are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

    NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

    ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policyowner is subject to that tax.


    OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

POSSIBLE TAX CHANGES

    Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Polices could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Policy.

                                  VOTING RIGHTS

    Where the law requires, We will vote fund shares that each Sub-Account holds according to instructions received from Policyowners with Policy Value in the Sub-Account. If, under the 1940 Act or its rules, We may vote shares in Our own right, whether or not the shares relate to the Policies, We reserve the right to do so.

    We will provide each person having a voting interest in a fund with proxy materials and voting instructions. We will vote shares held in each Sub-Account for which no timely instructions are received in proportion to all instructions received for the Sub-Account. We will also vote in the same proportion Our shares held in the Variable Account that does not relate to the Policies.

    We will compute the number of votes that a Policyowner has the right to instruct on the record date established for the fund. This number is the quotient of:

    -   each Policyowner's Policy Value in the Sub-Account; divided by

    - the net asset value of one share in the fund in which the assets of the Sub-Account are invested.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that Fund shares be voted so as
(1) to cause to change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, We may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Contract Policyowners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event We do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Contract Policyowners.

                     DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

    -   the shares of the fund are no longer available for investment;

    -   change in tax laws; or

    - in Our judgment further investment in the Fund would no longer be appropriate based on the purposes of the Variable Account or the affected Sub-Account.

    We may also add, delete, or substitute shares only for certain classes of Policyowners. New or substitute Sub-Accounts and Portfolios may have different fees and expenses and may only be offered to certain classes of Policyowners. We do not guarantee that a Sub-Account or Portfolio will always be available for investment through the Policy.

    Where the 1940 Act or other law requires, We will not substitute any shares respecting a Policy interest in a Sub-Account without notice to Policyowners and prior approval of the SEC and state insurance authorities. The Variable Account may, as the law allows, purchase other securities for other policies or allow a conversion between policies on a Policyowner's request.

    We reserve the right to establish additional Sub-Accounts funded by a new fund or by another investment company. Subject to law, We may, in Our sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts.

    We may change the Policy to reflect a substitution or other change and will notify Policyowners of the change. Subject to any approvals the law may require, the Variable Account or any Sub-Accounts may be:

    -   operated as a management company under the 1940 Act;

    -   deregistered under the 1940 Act if registration is no longer required;
        or

    -   combined with other Sub-Accounts or Our other separate accounts.

                                     EXPERTS


     Our financial statements at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 for Canada Life Insurance Company of America, appearing in this Statement of Additional Information and Registration Statement and related Prospectus as well as the financial statements of Canada Life of America Variable Life Account I as of December 31, 2001 and for the periods indicated therein appearing in this Statement of Additional Information and Registration Statement and related Prospectus have been audited by Ernst & Young LLP, independent auditors, of Atlanta, Georgia, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


                               FURTHER INFORMATION

    We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, We have omitted from this Prospectus part of the registration statement and amendments. Statements contained in this Prospectus are summaries of the Policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's Principal Office in Washington, D.C., on payment of the SEC's prescribed fees.

                 DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

Ronald E. Beettam          Director, Chairman and President, Canada Life
                           Insurance Company of America; Vice President of the
                           U.S. Division, The Canada Life Assurance Company
                           (2/98 - Present); Vice President of Individual
                           Operations, U.S. Division, The Canada Life Assurance
                           Company (9/97 - 2/98); Actuarial and Administrative
                           Vice President, Corporate Financial Management, The
                           Canada Life Assurance Company (1/95 - 9/97).

Henry A. Rachfalowski      Director, Canada Life Insurance Company of America;
                           Investment Vice President, The Canada Life Assurance
                           Company (1996 - Present); Vice President Portfolio
                           Investment, Ontario Municipal Employees Retirement
                           Board (1992 - 1996).

Steven J. Rulis            Director and Actuary; Canada Life Insurance Company
                           of America, (10/1/2001 - Present); Assistant Vice
                           President (1997 - 2001); Director, Group Underwriting
                           & Actuarial, Hartford Life Insurance Company (1985 -
                           1997).


Gerald A. Petkau           Director and Financial Vice President; The Canada
                           Life Assurance Company (US Division) (2002 -
                           Present); Interim Finance Director (UK Division)(2001
                           - 2002); Vice President, Acquisitions (Canadian
                           Division) (2000-2001); Vice President, Corporate
                           Actuarial (Canadian Division) (1997-2000); Group
                           Insurance Vice President (US Division) (1995 - 1997).


Stephen H. Zimmerman       Director, Canada Life Insurance Company of America
                           (1990 - Present); Partner, Dykema Gossett, PLLC.

George N. Isaac            Treasurer, Canada Life Insurance Company of America
                           (1997 - Present);

Craig R. Edwards           Secretary, Canada Life Insurance Company of America;
                           Chief Legal Counsel- U. S. Division, The Canada Life
                           Assurance Company (1/00-present), Counsel, Allstate
                           Life Insurance Company (11/98-1/00); Group Counsel,
                           Payless ShoeSource (3/98-4/98); Vice President,
                           General Counsel and Secretary, Washington National
                           Insurance Company (7/80-2/98).

                                  DISTRIBUTION

    Canada Life of America Financial Services, Inc. (CLAFS) acts as the principal underwriter and general distributor of the Policies. CLAFS, Our wholly-owned subsidiary and a Georgia corporation organized on January 18, 1988, is registered with the SEC under the Securities Exchange Act of 1934 (1934 Act) as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. CLAFS' principal business address is 6201 Powers Ferry Road, NW, Atlanta, Georgia.

    We pay to broker-dealers who sell the Policy commissions based on a commission schedule. After the Date of Issue or an increase in Face Amount, commissions will not exceed 90% of the first-year payments up to a payment amount We established and 4% of any excess. Commissions will not exceed 4% for subsequent payments in years 2-10, and 3% for years 11 and over. Broker-dealers may also receive annual renewal compensation of up to 0.20% of Policy Value less any Outstanding Loan, depending on the circumstances.

    Under our distribution agreement with CLAFS, we may pay the following sales expenses: general agent and agency manager's compensation; agents' training allowances; deferred compensation and insurance benefits of agents, general agents, and agency managers; advertising expenses; and all other expenses of distributing the Policies. We also pay for CLAFS's operating and other expenses. We pay sales commissions to broker-dealers having a selling agreement with CLAFS, and/or to broker-dealers having a selling agreement with these broker-dealers, for the sale of the Policies by their registered persons. We pay commissions to such broker-dealers on behalf of their registered representatives; these broker-dealers may retain a portion of the commissions. We may pay additional compensation to these broker-dealers pursuant to promotional contracts and/or reimburse them for portions of Policy sales expenses. Their registered representatives may receive a portion of the expense reimbursement allowance paid to these broker-dealers.

         Because registered representatives who sell the Policies are also our life insurance agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. In some circumstances and to the extent permitted by applicable regulatory requirements, CLAFS may also reimburse certain sales and marketing expenses, pay promotional agent fees for providing marketing support for the distribution of the Policies, or pay other forms of special compensation to selling broker-dealers.

    We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policies, including other incentives or payments, are not charged directly to Owners or the Variable Account. The Policies will be offered to the public on a continuous basis, and we do not anticipate discontinuing the offering of the policies. However, we reserve the right to discontinue this offering at any time.

                       INFORMATION ABOUT THE FIXED ACCOUNT

    This Prospectus serves as a disclosure document only for the aspects of the Policy relating to the Variable Account. For complete details on the Fixed Account, read the Policy itself. The Fixed Account and other interests in the General Account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. The 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Policy and the Fixed Account. The SEC has not reviewed the disclosures in this section of the Prospectus.

GENERAL DESCRIPTION

    You may allocate part or all of Your Net Payments to accumulate at a fixed rate of interest in the Fixed Account. The Fixed Account is a part of Our General Account. The General Account is made up of all of Our general assets other than those allocated to any separate account. Allocations to the Fixed Account become part of Our General Account assets and are used to support insurance and annuity obligations.

FIXED ACCOUNT INTEREST

    We guarantee amounts allocated to the Fixed Account as to principal and a minimum rate of interest. The minimum interest We will credit on amounts allocated to the Fixed Account is 4.0% compounded annually. "Excess interest" may or may not be credited at Our sole discretion. We will guarantee initial rates on amounts allocated to the Fixed Account, either as payments or transfers, to the next Policy Anniversary. At each Policy Anniversary, We will credit the then current interest rate to money remaining in the Fixed Account. We will guarantee this rate for one year.

FIXED ACCOUNT POLICY VALUE

On any day, the Fixed Account Policy Value is:

    -   Net Payments allocated to the Fixed Account; plus

    -   Variable Account Policy Value transferred to the Fixed Account; plus

    -   interest credited to the Fixed Account; minus

    - partial withdrawals from the Fixed Account, including any applicable partial withdrawal charges and partial withdrawals charges; minus

    - transfers from the Fixed Account, including any applicable transfer charges; minus

    - any transaction charges allocated to the Fixed Account for changes in the Face Amount; minus

    - if any day is the Monthly Processing Date, the portion of the Monthly Deduction allocated to the Fixed Account.

    During any policy month the Fixed Account Policy Value will be calculated on a consistent basis. For purposes of crediting interest, Policy Value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first-in, first-out basis.

                                LEGAL PROCEEDINGS


    Certain of Our affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, We believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the principal underwriter or on Us.


                              FINANCIAL STATEMENTS


    The Variable Account's statements of assets and liabilities as of December 31, 2001, and the related statements of operations and changes in net assets for the periods indicated therein, as well as the Report of Independent Auditors, are contained herein. Ernst & Young LLP, independent auditors, serves as independent auditors for the Variable Account.

    Our balance sheets as of December 31, 2001 and 2000, and the related statements of operations, capital and surplus, and cash flows for each of the three years in the period ended December 31, 2001, as well as the Report of Independent Auditors, are included in this Prospectus constituting part of this Registration Statement.


    The financial statements of the Company should be considered only as bearing on Our ability to meet Our obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.



                          INDEX TO FINANCIAL STATEMENTS

                                                                   Page


            Canada Life Insurance Company of America Variable ... 1
            Life Account 1
                Report of Independent Auditors
                Statements of  Assets and Liabilities ........... 2

                Statements of Operations ........................ 12

                Statements of Changes in Net Assets ............. 27

                Notes to Financial Statements ................... 42

            Canada Life Insurance Company of America

                Report of Independent Auditors .................. 1

                Statutory Balance Sheets ........................ 2

             Statutory Statements of Operations ................. 3

             Statutory Statements of Capital and Surplus ........ 4

             Statutory Statements of Cash ....................... 5

                Notes to Statutory Financial Statements ......... 6

                                   APPENDIX A

                     GUIDELINE MINIMUM DEATH BENEFIT TABLES

TABLE A -- DEATH BENEFIT OPTION 1 AND DEATH BENEFIT OPTION 2

    Under the Option 1 and Option 2, the Guideline Minimum Death Benefit is a percentage of the Policy Value as set forth below:

                     GUIDELINE MINIMUM DEATH BENEFIT FACTORS

                        AGE OF INSURED         PERCENTAGE OF
                       ON DATE OF DEATH         POLICY VALUE
                   -----------------------    ---------------
                   40 and under ..............        250%
                   45 ........................        215%
                   50 ........................        185%
                   55 ........................        150%
                   60 ........................        130%
                   65 ........................        120%
                   70 ........................        115%
                   75 ........................        105%
                   80 ........................        105%
                   85 ........................        105%
                   90 ........................        105%
                   95 and above ..............        100%

   For the ages not listed, the progression between the listed ages is linear.

                                   APPENDIX B

                           OPTIONAL INSURANCE BENEFITS

    This Appendix provides only a summary of other insurance benefits available by rider for an additional charge. For more information, contact Your representative.

ACCELERATED DEATH BENEFIT OPTION

    This endorsement allows part of the Policy proceeds to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home. There is no charge for this rider. This rider can be added at any time subject to underwriting and Our then current issue age constraints. This rider can be canceled at any time.

    The tax consequences associated with receiving benefits under this endorsement are uncertain. A tax advisor should be consulted.

DISABILITY WAIVER OF PAYMENT RIDER

    This rider provides that, during periods of total disability continuing more than four months, We will add to the Policy Value each month an amount You selected or the amount needed to pay the cost of insurance charges, whichever is greater. This amount will keep the Policy in force. This benefit is subject to Our maximum issue benefits. There is a charge for this rider, which will change yearly. This rider can be added at any time subject to underwriting and Our then current issue age constraints. This rider can be canceled at any time.


GUARANTEED DEATH BENEFIT RIDER

    This rider, which may be elected only at issue, (a) guarantees that Your Policy will not lapse regardless of the Performance of the Variable Account and
(b) provides a guaranteed Net Death Benefit. A one-time administrative charge of $25 will be deducted from Policy Value when this rider is elected. This rider may be canceled at any time but it can not be reinstated once canceled.

OTHER INSURED TERM INSURANCE RIDER

    This rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance policy. There is a charge for this rider, which will change yearly. This rider can be added at any time subject to underwriting and Our then current issue age constraints. This rider can be canceled at any time.

TERM LIFE INSURANCE RIDER

    This rider provides an additional term insurance benefit for the Insured. There is a charge for this rider, which will change yearly. This rider can be added at any time subject to underwriting and Our then current issue age constraints. This rider can be canceled at any time.

Certain Riders may not be available in all states.

                                   APPENDIX C

                                 PAYMENT OPTIONS

PAYMENT OPTIONS

    On Written Request, the Cash Surrender Value or all or part of any payable Net Death Benefit may be paid under one or more payment options then offered by the Company. If You do not make an election, We will pay the benefits in a lump sum. If a payment Level Death Benefit Options selected, the Beneficiary may pay to Us any amount that would otherwise be deducted from the Death Benefit. A certificate will be provided to the payee describing the payment option selected.

    The amounts payable under a payment option are paid from the General Account. These amounts are not based on the investment experience of the Variable Account.

SELECTION OF PAYMENT OPTIONS

    The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Policyowner and Beneficiary provisions, any option selection may be changed before the Net Death Benefit becomes payable. If You make no selection, the Beneficiary may select from the payment options We offer at that time when the Net Death Benefit becomes payable.

                                   APPENDIX D

                    EXAMPLES OF DEATH BENEFIT, POLICY VALUES
                            AND ACCUMULATED PAYMENTS

    The following tables illustrate the way in which the Policy's Death Benefit and Policy Value could vary over an extended period of time. On request, We will provide a comparable illustration based on the proposed Insured's Age, sex, and Underwriting Class, and for the requested Face Amount, Death Benefit option and riders.

                                   ASSUMPTIONS

    The tables illustrate a Policy issued to a male, Age 35, under a standard Underwriting Class and qualifying for the non-tobacco discount, and a Policy issued to a male, Age 45, under a standard Underwriting Class and qualifying for the non-tobacco discount. In each case, one table illustrates the guaranteed cost of insurance rates and the other table illustrates the current cost of insurance rates as presently in effect.

    The tables assume that no Policy loans have been made, that You have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

    The tables assume that all Premiums are allocated to and remain in the Variable Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rate of 0%, 6%, and 12%. The second column of the tables show the amount which would accumulate if an amount equal to the Guideline Level Premium were invested each year to earn interest (after taxes) at 5%, compounded annually.


    The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values also would be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the Variable Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each underlying Fund varied above and below such averages. Depending on the timing and degree of fluctuation in actual investment returns, the actual Policy Values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Policyowner pays more than the stated premium.


                             DEDUCTIONS FOR CHARGES

    The amounts shown in the tables take into account the deduction of the tax charges and Payment Expense Charge from Premiums and the Monthly Deduction from Policy Value.

                        EXPENSES OF THE UNDERLYING FUNDS


    The amounts shown in the tables also take into account the underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.89% of the average daily net assets of the underlying Funds. The actual fees and expenses of each underlying Fund vary, and in 2001, ranged from an annual rate of 0.28% to an annual rate of 1.81% of average daily net assets. The fees and expenses associated with Your Policy may be more or less than 0.89% in the aggregate, depending upon how You make allocations of Policy Value among the Sub-Accounts.


                         NET ANNUAL RATES OF INVESTMENT


    Applying the average Fund advisory fees and operating expenses of 0.89__% of average net assets, in the current cost of insurance charges tables the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -0.89%, 5.11% and 11.11%. In the guaranteed cost of insurance charges tables, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -0.89%, 5.11% and 11.11%, respectively.


    The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, to produce illustrated Death Benefits and cash values, the gross annual investment rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                              VARIABLE LIFE POLICY

                                                           FACE AMOUNT = $75,000
                                                         MALE NON-TOBACCO AGE 35
                                                          DEATH BENEFIT OPTION 2

                   BASED ON CURRENT MONTHLY COST OF INSURANCE
                             CHARGES WITHOUT RIDERS

                PREMIUMS                    HYPOTHETICAL 0%                              HYPOTHETICAL 6%
                PAID PLUS               GROSS INVESTMENT RETURN                      GROSS INVESTMENT RETURN
                INTEREST     -------------------------------------------  -----------------------------------------
  POLICY          AT 5%         SURRENDER       POLICY          DEATH        SURRENDER       POLICY          DEATH
   YEAR       PER YEAR (1)        VALUE        VALUE (2)       BENEFIT         VALUE        VALUE (2)       BENEFIT
----------   --------------  -------------  -------------  -------------  -------------  -------------  -----------
1 ...........      2,741            408          2,119         77,119            545          2,257         77,257
2 ...........      5,618          2,683          4,204         79,204          3,091          4,612         79,612
3 ...........      8,639          4,918          6,249         81,249          5,734          7,066         82,066
4 ...........     11,812          7,119          8,260         83,260          8,486          9,627         84,627
5 ...........     15,143          9,289         10,240         85,240         11,352         12,303         87,303
6 ...........     18,641         11,429         12,190         87,190         14,341         15,101         90,101
7 ...........     22,313         13,537         14,108         89,108         17,453         18,024         93,024
8 ...........     26,169         15,613         15,993         90,993         20,697         21,077         96,077
9 ...........     30,218         17,655         17,846         92,846         24,075         24,266         99,266
10 ..........     34,470         19,667         19,667         94,667         27,597         27,597        102,597
11 ..........     38,934         21,680         21,680         96,680         31,326         31,326        106,326
12 ..........     43,621         23,665         23,665         98,665         35,233         35,233        110,233
13 ..........     48,542         25,620         25,620        100,620         39,325         39,325        114,325
14 ..........     53,710         27,545         27,545        102,545         43,610         43,610        118,610
15 ..........     59,136         29,440         29,440        104,440         48,097         48,097        123,097
16 ..........     64,833         31,301         31,301        106,301         52,795         52,795        127,795
17 ..........     70,816         33,126         33,126        108,126         57,708         57,708        132,708
18 ..........     77,097         34,911         34,911        109,911         62,844         62,844        137,844
19 ..........     83,692         36,655         36,655        111,655         68,213         68,213        143,213
20 ..........     90,617         38,357         38,357        113,357         73,825         73,825        148,825
Age 60 ......    130,796         46,153         46,153        121,153        105,862        105,862        180,862
Age 65 ......    182,076         52,413         52,413        127,413        145,409        145,409        220,409
Age 70 ......    247,523         56,528         56,528        131,528        193,745        193,745        268,745
Age 75 ......    331,052         57,544         57,544        132,544        321,269        321,269        396,269


                                      HYPOTHETICAL 12%
                                  GROSS INVESTMENT RETURN
                         -----------------------------------------
              POLICY        SURRENDER       POLICY          DEATH
               YEAR           VALUE        VALUE (2)       BENEFIT
            ----------   -------------  -------------  -----------
            1 ...........        683          2,394         77,394
            2 ...........      3,516          5,037         80,037
            3 ...........      6,618          7,950         82,950
            4 ...........     10,025         11,166         86,166
            5 ...........     13,771         14,722         89,722
            6 ...........     17,894         18,654         93,654
            7 ...........     22,430         23,001         98,001
            8 ...........     27,425         27,805        102,805
            9 ...........     32,926         33,117        108,117
            10 ..........     38,989         38,989        113,989
            11 ..........     45,767         45,767        120,767
            12 ..........     53,280         53,280        128,280
            13 ..........     61,609         61,609        136,609
            14 ..........     70,842         70,842        145,842
            15 ..........     81,078         81,078        156,078
            16 ..........     92,423         92,423        170,983
            17 ..........    104,990        104,990        186,882
            18 ..........    118,907        118,907        203,331
            19 ..........    134,323        134,323        220,290
            20 ..........    151,404        151,404        237,704
            Age 60 ......    268,742        268,742        360,115
            Age 65 ......    464,303        464,303        566,450
            Age 70 ......    789,279        789,279        915,564
            Age 75 ......  2,239,222      2,239,222      2,351,183


----------------------------------------
(1) Assumes a $2,610.00 payment is made at the beginning of each Policy year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                              VARIABLE LIFE POLICY

                                                           FACE AMOUNT = $75,000
                                                         MALE NON-TOBACCO AGE 35
                                                          DEATH BENEFIT OPTION 2

                  BASED ON GUARANTEED MONTHLY COST OF INSURANCE
                             CHARGES WITHOUT RIDERS

                PREMIUMS                    HYPOTHETICAL 0%                              HYPOTHETICAL 6%
                PAID PLUS               GROSS INVESTMENT RETURN                      GROSS INVESTMENT RETURN
                INTEREST     -------------------------------------------  -----------------------------------------
  POLICY          AT 5%         SURRENDER       POLICY          DEATH        SURRENDER       POLICY          DEATH
   YEAR       PER YEAR (1)        VALUE        VALUE (2)       BENEFIT         VALUE        VALUE (2)       BENEFIT
----------   --------------  -------------  -------------  -------------  -------------  -------------  -----------
1 ...........      2741         $    408      $    2,119      $ 77,119       $    545           $2,257     $ 77,257
2 ...........      5618         $  2,683      $    4,204      $ 79,204       $  3,091           $4,612     $ 79,612
3 ...........      8639         $  4,918      $    6,249      $ 81,249       $  5,734           $7,066     $ 82,066
4 ...........     11812         $  7,119      $    8,260      $ 83,260       $  8,486           $9,627     $ 84,627
5 ...........     15143         $  9,289      $   10,240      $ 85,240       $ 11,352          $12,303     $ 87,303
6 ...........     18641         $ 11,343      $   12,103      $ 87,103       $ 14,251          $15,012     $ 90,012
7 ...........     22313         $ 13,359      $   13,930      $ 88,930       $ 17,265          $17,835     $ 92,835
8 ...........     26169         $ 15,340      $   15,720      $ 90,720       $ 20,398          $20,779     $ 95,779
9 ...........     30218         $ 17,281      $   17,472      $ 92,472       $ 23,655          $23,845     $ 98,845
10 ..........     34470         $ 19,186      $   19,186      $ 94,186       $ 27,041          $27,041     $102,041
11 ..........     38934         $ 21,083      $   21,083      $ 96,083       $ 30,618          $30,618     $105,618
12 ..........     43621         $ 22,941      $   22,941      $ 97,941       $ 34,352          $34,352     $109,352
13 ..........     48542         $ 24,758      $   24,758      $ 99,758       $ 38,250          $38,250     $113,250
14 ..........     53710         $ 26,534      $   26,534      $ 101,534      $ 42,318          $42,318     $117,318
15 ..........     59136         $ 28,266      $   28,266      $ 103,266      $ 46,563          $46,563     $121,563
16 ..........     64833         $ 29,953      $   29,953      $ 104,953      $ 50,991          $50,991     $125,991
17 ..........     70816         $ 31,589      $   31,589      $ 106,589      $ 55,606          $55,606     $130,606
18 ..........     77097         $ 33,171      $   33,171      $ 108,171      $ 60,411          $60,411     $135,411
19 ..........     83692         $ 34,693      $   34,693      $ 109,693      $ 65,412          $65,412     $140,412
20 ..........     90617         $ 36,151      $   36,151      $ 111,151      $ 70,611          $70,611     $145,611
Age 60 ......    130796         $ 42,302      $   42,302      $ 117,302      $ 99,743          $99,743     $174,743
Age 65 ......    182076         $ 45,896      $   45,896      $ 120,896      $134,319         $134,319     $209,319
Age 70 ......    247523         $ 45,405      $   45,405      $ 120,405      $173,929         $173,929     $248,929
Age 75 ......    331052         $ 38,371      $  291,917      $ 113,371      $216,917         $216,917     $ 38,371


                                           HYPOTHETICAL 12%
                                      GROSS INVESTMENT RETURN
                             ------------------------------------------
              POLICY            SURRENDER       POLICY          DEATH
               YEAR               VALUE        VALUE (2)       BENEFIT
        -----------------    -------------  -------------  -----------
        1 ................... $        683   $      2,394    $   77,394
        2 ................... $      3,516   $      5,037    $   80,037
        3 ................... $      6,618   $      7,950    $   82,950
        4 ................... $     10,025   $     11,166    $   86,166
        5 ................... $     13,771   $     14,722    $   89,722
        6 ................... $     17,801   $     18,562    $   93,562
        7 ................... $     22,230   $     22,800    $   97,800
        8 ................... $     27,099   $     27,480    $  102,480
        9 ................... $     32,454   $     32,645    $  107,645
        10 .................. $     38,348   $     38,348    $  113,348
        11 .................. $     44,926   $     44,926    $  119,926
        12 .................. $     52,206   $     52,206    $  127,206
        13 .................. $     60,262   $     60,262    $  135,262
        14 .................. $     69,179   $     69,179    $  144,179
        15 .................. $     79,048   $     79,048    $  154,048
        16 .................. $     89,973   $     89,973    $  166,449
        17 .................. $    102,056   $    102,056    $  181,660
        18 .................. $    115,416   $    115,416    $  197,361
        19 .................. $    130,189   $    130,189    $  213,509
        20 .................. $    146,528   $    146,528    $  230,050
        Age 60 .............. $    258,105   $    258,105    $  345,861
        Age 65 .............. $    442,191   $    442,191    $  539,474
        Age 70 .............. $    743,571   $    743,571    $  862,542
        Age 75 .............. $  1,239,489   $  1,239,489    $1,326,253

---------------
(1) Assumes a $2,610.00 payment is made at the beginning of each Policy year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                              VARIABLE LIFE POLICY

                                                          FACE AMOUNT = $250,000
                                                         MALE NON-TOBACCO AGE 45
                                                          DEATH BENEFIT OPTION 1

                   BASED ON CURRENT MONTHLY COST OF INSURANCE
                             CHARGES WITHOUT RIDERS

                PREMIUMS                    HYPOTHETICAL 0%                              HYPOTHETICAL 6%
                PAID PLUS               GROSS INVESTMENT RETURN                      GROSS INVESTMENT RETURN
                INTEREST     -------------------------------------------  -----------------------------------------
  POLICY          AT 5%         SURRENDER       POLICY          DEATH        SURRENDER       POLICY        DEATH
   YEAR       PER YEAR (1)        VALUE        VALUE (2)       BENEFIT         VALUE        VALUE (2)     BENEFIT
----------   --------------  -------------  -------------  -------------  -------------  -------------  -----------
1 ...........      5,011              -          3,125        250,000              -          3,352        250,000
2 ...........     10,273              -          6,126        250,000            191          6,775        250,000
3 ...........     15,798          3,242          9,004        250,000          4,512         10,274        250,000
4 ...........     21,599          6,852         11,790        250,000          8,945         13,883        250,000
5 ...........     27,690         10,383         14,499        250,000         13,507         17,622        250,000
6 ...........     34,085         13,851         17,143        250,000         18,217         21,510        250,000
7 ...........     40,801         17,260         19,730        250,000         23,090         25,560        250,000
8 ...........     47,852         20,610         22,257        250,000         28,132         29,779        250,000
9 ...........     55,255         23,894         24,718        250,000         33,346         34,169        250,000
10 ..........     63,029         27,110         27,110        250,000         38,736         38,736        250,000
11 ..........     71,192         30,503         30,503        250,000         44,620         44,620        250,000
12 ..........     79,763         33,774         33,774        250,000         50,725         50,725        250,000
13 ..........     88,762         36,900         36,900        250,000         57,039         57,039        250,000
14 ..........     98,211         39,882         39,882        250,000         63,581         63,581        250,000
15 ..........    108,133         42,717         42,717        250,000         70,364         70,364        250,000
16 ..........    118,551         45,332         45,332        250,000         77,341         77,341        250,000
17 ..........    129,489         47,797         47,797        250,000         84,594         84,594        250,000
18 ..........    140,975         50,103         50,103        250,000         92,137         92,137        250,000
19 ..........    153,035         52,243         52,243        250,000         99,992         99,992        250,000
20 ..........    165,698         54,208         54,208        250,000        108,179        108,179        250,000
Age 60 ......    130,796         42,717         42,717        250,000         70,364         70,364        250,000
Age 65 ......    182,076         54,208         54,208        250,000        108,179        108,179        250,000
Age 70 ......    247,523         60,849         60,849        250,000        155,026        155,026        250,000
Age 75 ......    331,052         60,153         60,153        250,000        215,862        215,862        250,000


                                         HYPOTHETICAL 12%
                                      GROSS INVESTMENT RETURN
                              ----------------------------------------
                   POLICY        SURRENDER       POLICY       DEATH
                    YEAR           VALUE        VALUE (2)    BENEFIT
                 ----------   -------------  ------------- -----------
                 1 ...........         -          3,579       250,000
                 2 ...........       869          7,453       250,000
                 3 ...........     5,894         11,655       250,000
                 4 ...........    11,315         16,253       250,000
                 5 ...........    17,190         21,305       250,000
                 6 ...........    23,581         26,874       250,000
                 7 ...........    30,554         33,023       250,000
                 8 ...........    38,170         39,817       250,000
                 9 ...........    46,496         47,320       250,000
                 10 ..........    55,607         55,607       250,000
                 11 ..........    65,979         65,979       250,000
                 12 ..........    77,442         77,442       250,000
                 13 ..........    90,107         90,107       250,000
                 14 ..........   104,127        104,127       250,000
                 15 ..........   119,671        119,671       250,000
                 16 ..........   136,887        136,887       250,000
                 17 ..........   156,042        156,042       250,000
                 18 ..........   177,388        177,388       250,000
                 19 ..........   201,217        201,217       250,000
                 20 ..........   227,732        227,732       277,833
                 Age 60 ......   119,671        119,671       250,000
                 Age 65 ......   227,732        227,732       277,833
                 Age 70 ......   409,342        409,342       474,836
                 Age 75 ......   712,045        712,045       761,888

---------------
(1) Assumes a $4,772.50 payment is made at the beginning of each Policy year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                              VARIABLE LIFE POLICY

                                                          FACE AMOUNT = $250,000
                                                         MALE NON-TOBACCO AGE 45
                                                          DEATH BENEFIT OPTION 1

                  BASED ON GUARANTEED MONTHLY COST OF INSURANCE
                             CHARGES WITHOUT RIDERS

                PREMIUMS                    HYPOTHETICAL 0%                              HYPOTHETICAL 6%
                PAID PLUS               GROSS INVESTMENT RETURN                      GROSS INVESTMENT RETURN
                INTEREST     -------------------------------------------  -----------------------------------------
  POLICY          AT 5%         SURRENDER       POLICY          DEATH        SURRENDER       POLICY         DEATH
   YEAR       PER YEAR (1)        VALUE        VALUE (2)       BENEFIT         VALUE        VALUE (2)      BENEFIT
----------   --------------  -------------  -------------  -------------  -------------  -------------  -----------
1 ...........      5,011        $      0       $  3,125       $250,000       $      0       $  3,352       $250,000
2 ...........     10,273        $      0       $  6,126       $250,000       $    191       $  6,775       $250,000
3 ...........     15,798        $  3,242       $  9,004       $250,000       $  4,512       $ 10,274       $250,000
4 ...........     21,599        $  6,852       $ 11,790       $250,000       $  8,945       $ 13,883       $250,000
5 ...........     27,690        $ 10,383       $ 14,499       $250,000       $ 13,507       $ 17,622       $250,000
6 ...........     34,085        $ 13,216       $ 16,509       $250,000       $ 17,572       $ 20,865       $250,000
7 ...........     40,801        $ 15,931       $ 18,401       $250,000       $ 21,706       $ 24,175       $250,000
8 ...........     47,852        $ 18,516       $ 20,162       $250,000       $ 25,897       $ 27,543       $250,000
9 ...........     55,255        $ 20,958       $ 21,782       $250,000       $ 30,139       $ 30,963       $250,000
10 ..........     63,029        $ 23,243       $ 23,243       $250,000       $ 34,421       $ 34,421       $250,000
11 ..........     71,192        $ 25,617       $ 25,617       $250,000       $ 39,056       $ 39,056       $250,000
12 ..........     79,763        $ 27,803       $ 27,803       $250,000       $ 43,784       $ 43,784       $250,000
13 ..........     88,762        $ 29,797       $ 29,797       $250,000       $ 48,611       $ 48,611       $250,000
14 ..........     98,211        $ 31,587       $ 31,587       $250,000       $ 53,539       $ 53,539       $250,000
15 ..........    108,133        $ 33,147       $ 33,147       $250,000       $ 58,555       $ 58,555       $250,000
16 ..........    118,551        $ 34,456       $ 34,456       $250,000       $ 63,654       $ 63,654       $250,000
17 ..........    129,489        $ 35,488       $ 35,488       $250,000       $ 68,828       $ 68,828       $250,000
18 ..........    140,975        $ 36,206       $ 36,206       $250,000       $ 74,064       $ 74,064       $250,000
19 ..........    153,035        $ 36,564       $ 36,564       $250,000       $ 79,343       $ 79,343       $250,000
20 ..........    165,698        $ 36,511       $ 36,511       $250,000       $ 84,647       $ 84,647       $250,000
Age 60 ......    130,796        $ 33,147       $ 33,147       $250,000       $ 58,555       $ 58,555       $250,000
Age 65 ......    182,076        $ 36,511       $ 36,511       $250,000       $ 84,647       $ 84,647       $250,000
Age 70 ......    247,523        $ 28,374       $ 28,374       $250,000       $111,323       $111,323       $250,000
Age 75 ......    331,052        $  6,798       $  6,798       $250,000       $136,923       $136,923       $250,000


                                         HYPOTHETICAL 12%
                                    GROSS INVESTMENT RETURN
                            ----------------------------------------
                 POLICY        SURRENDER       POLICY        DEATH
                  YEAR           VALUE        VALUE (2)     BENEFIT
               ----------   -------------  ------------- -----------
               1 ...........   $      0      $   3,579     $ 250,000
               2 ...........   $    869      $   7,453     $ 250,000
               3 ...........   $  5,894      $  11,655     $ 250,000
               4 ...........   $ 11,315      $  16,253     $ 250,000
               5 ...........   $ 17,190      $  21,305     $ 250,000
               6 ...........   $ 22,929      $  26,222     $ 250,000
               7 ...........   $ 29,121      $  31,591     $ 250,000
               8 ...........   $ 35,804      $  37,451     $ 250,000
               9 ...........   $ 43,029      $  43,853     $ 250,000
               10 ..........   $ 50,847      $  50,847     $ 250,000
               11 ..........   $ 59,718      $  59,718     $ 250,000
               12 ..........   $ 69,480      $  69,480     $ 250,000
               13 ..........   $ 80,250      $  80,250     $ 250,000
               14 ..........   $ 92,157      $  92,157     $ 250,000
               15 ..........   $105,341      $ 105,341     $ 250,000
               16 ..........   $119,973      $ 119,973     $ 250,000
               17 ..........   $136,251      $ 136,251     $ 250,000
               18 ..........   $154,409      $ 154,409     $ 250,000
               19 ..........   $174,725      $ 174,725     $ 250,000
               20 ..........   $197,534      $ 197,534     $ 250,000
               Age 60 ......   $105,341      $ 105,341     $ 250,000
               Age 65 ......   $197,534      $ 197,534     $ 250,000
               Age 70 ......   $354,858      $ 354,858     $ 411,635
               Age 75 ......   $613,806      $ 613,806     $ 656,772

---------------
(1) Assumes a $4,772.50 payment is made at the beginning of each Policy year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                              VARIABLE LIFE POLICY

                                                          FACE AMOUNT = $250,000
                                                         MALE NON-TOBACCO AGE 45
                                                          DEATH BENEFIT OPTION 3

                   BASED ON CURRENT MONTHLY COST OF INSURANCE
                             CHARGES WITHOUT RIDERS

                PREMIUMS                    HYPOTHETICAL 0%                              HYPOTHETICAL 6%
                PAID PLUS               GROSS INVESTMENT RETURN                      GROSS INVESTMENT RETURN
                INTEREST     -------------------------------------------  -----------------------------------------
  POLICY          AT 5%         SURRENDER       POLICY          DEATH        SURRENDER       POLICY         DEATH
   YEAR       PER YEAR (1)        VALUE        VALUE (2)       BENEFIT         VALUE        VALUE (2)      BENEFIT
----------   --------------  -------------  -------------  -------------  -------------  -------------  -----------
1 ...........      5,011        $      0       $  3,125       $250,000       $      0       $  3,352       $250,000
2 ...........     10,273        $      0       $  6,126       $250,000       $    191       $  6,775       $250,000
3 ...........     15,798        $  3,242       $  9,004       $250,000       $  4,512       $ 10,274       $250,000
4 ...........     21,599        $  6,852       $ 11,790       $250,000       $  8,945       $ 13,883       $250,000
5 ...........     27,690        $ 10,383       $ 14,499       $250,000       $ 13,507       $ 17,622       $250,000
6 ...........     34,085        $ 13,851       $ 17,143       $250,000       $ 18,217       $ 21,510       $250,000
7 ...........     40,801        $ 17,260       $ 19,730       $250,000       $ 23,090       $ 25,560       $250,000
8 ...........     47,852        $ 20,610       $ 22,257       $250,000       $ 28,132       $ 29,779       $250,000
9 ...........     55,255        $ 23,894       $ 24,718       $250,000       $ 33,346       $ 34,169       $250,000
10 ..........     63,029        $ 27,110       $ 27,110       $250,000       $ 38,736       $ 38,736       $250,000
11 ..........     71,192        $ 30,503       $ 30,503       $250,000       $ 44,620       $ 44,620       $250,000
12 ..........     79,763        $ 33,774       $ 33,774       $250,000       $ 50,725       $ 50,725       $250,000
13 ..........     88,762        $ 36,900       $ 36,900       $250,000       $ 57,039       $ 57,039       $250,000
14 ..........     98,211        $ 39,882       $ 39,882       $250,000       $ 63,581       $ 63,581       $250,000
15 ..........    108,133        $ 42,717       $ 42,717       $250,000       $ 70,364       $ 70,364       $250,000
16 ..........    118,551        $ 45,332       $ 45,332       $250,000       $ 77,341       $ 77,341       $250,000
17 ..........    129,489        $ 47,797       $ 47,797       $250,000       $ 84,594       $ 84,594       $250,000
18 ..........    140,975        $ 50,103       $ 50,103       $250,000       $ 92,137       $ 92,137       $250,000
19 ..........    153,035        $ 52,243       $ 52,243       $250,000       $ 99,992       $ 99,992       $250,000
20 ..........    165,698        $ 54,208       $ 54,208       $250,000       $108,179       $108,179       $250,000
Age 60 ......    108,133        $ 42,717       $ 42,717       $250,000       $ 70,364       $ 70,364       $250,000
Age 65 ......    165,698        $ 54,208       $ 54,208       $250,000       $108,179       $108,179       $250,000
Age 70 ......    239,166        $ 60,849       $ 60,849       $250,000       $155,026       $155,026       $250,000
Age 75 ......    332,933        $ 60,153       $ 60,153       $250,000       $213,438       $213,438       $297,434


                                        HYPOTHETICAL 12%
                                   GROSS INVESTMENT RETURN
                          -----------------------------------------
               POLICY        SURRENDER       POLICY         DEATH
                YEAR           VALUE        VALUE (2)      BENEFIT
             ----------   -------------  -------------  -----------
             1 ...........   $      0       $  3,579       $250,000
             2 ...........   $    869       $  7,453       $250,000
             3 ...........   $  5,894       $ 11,655       $250,000
             4 ...........   $ 11,315       $ 16,253       $250,000
             5 ...........   $ 17,190       $ 21,305       $250,000
             6 ...........   $ 23,581       $ 26,874       $250,000
             7 ...........   $ 30,554       $ 33,023       $250,000
             8 ...........   $ 38,170       $ 39,817       $250,000
             9 ...........   $ 46,496       $ 47,320       $250,000
             10 ..........   $ 55,607       $ 55,607       $250,000
             11 ..........   $ 65,979       $ 65,979       $250,000
             12 ..........   $ 77,442       $ 77,442       $250,000
             13 ..........   $ 90,107       $ 90,107       $250,000
             14 ..........   $104,127       $104,127       $250,000
             15 ..........   $119,671       $119,671       $250,000
             16 ..........   $136,858       $136,858       $265,929
             17 ..........   $155,789       $155,789       $294,478
             18 ..........   $176,616       $176,616       $324,921
             19 ..........   $199,527       $199,527       $357,444
             20 ..........   $224,722       $224,722       $392,251
             Age 60 ......   $119,671       $119,671       $250,000
             Age 65 ......   $224,722       $224,722       $392,251
             Age 70 ......   $393,309       $393,309       $608,556
             Age 75 ......   $661,782       $661,782       $922,219

---------------
(1) Assumes a $4,772.50 payment is made at the beginning of each Policy year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                              VARIABLE LIFE POLICY

                                                          FACE AMOUNT = $250,000
                                                         MALE NON-TOBACCO AGE 45
                                                          DEATH BENEFIT OPTION 3

                  BASED ON GUARANTEED MONTHLY COST OF INSURANCE
                             CHARGES WITHOUT RIDERS

                PREMIUMS                    HYPOTHETICAL 0%                              HYPOTHETICAL 6%
                PAID PLUS               GROSS INVESTMENT RETURN                      GROSS INVESTMENT RETURN
                INTEREST     -------------------------------------------  -----------------------------------------
  POLICY          AT 5%         SURRENDER       POLICY          DEATH        SURRENDER       POLICY         DEATH
   YEAR       PER YEAR (1)        VALUE        VALUE (2)       BENEFIT         VALUE        VALUE (2)      BENEFIT
----------   --------------  -------------  -------------  -------------  -------------  -------------  -----------
1 ...........      5,011        $      0       $  3,125       $250,000       $      0        $3,352        $250,000
2 ...........     10,273        $      0       $  6,126       $250,000       $    191        $6,775        $250,000
3 ...........     15,798        $  3,242       $  9,004       $250,000       $  4,512       $10,274        $250,000
4 ...........     21,599        $  6,852       $ 11,790       $250,000       $  8,945       $13,883        $250,000
5 ...........     27,690        $ 10,383       $ 14,499       $250,000       $ 13,507       $17,622        $250,000
6 ...........     34,085        $ 13,216       $ 16,509       $250,000       $ 17,572       $20,865        $250,000
7 ...........     40,801        $ 15,931       $ 18,401       $250,000       $ 21,706       $24,175        $250,000
8 ...........     47,852        $ 18,516       $ 20,162       $250,000       $ 25,897       $27,543        $250,000
9 ...........     55,255        $ 20,958       $ 21,782       $250,000       $ 30,139       $30,963        $250,000
10 ..........     63,029        $ 23,243       $ 23,243       $250,000       $ 34,421       $34,421        $250,000
11 ..........     71,192        $ 25,617       $ 25,617       $250,000       $ 39,056       $39,056        $250,000
12 ..........     79,763        $ 27,803       $ 27,803       $250,000       $ 43,784       $43,784        $250,000
13 ..........     88,762        $ 29,797       $ 29,797       $250,000       $ 48,611       $48,611        $250,000
14 ..........     98,211        $ 31,587       $ 31,587       $250,000       $ 53,539       $53,539        $250,000
15 ..........    108,133        $ 33,147       $ 33,147       $250,000       $ 58,555       $58,555        $250,000
16 ..........    118,551        $ 34,456       $ 34,456       $250,000       $ 63,654       $63,654        $250,000
17 ..........    129,489        $ 35,488       $ 35,488       $250,000       $ 68,828       $68,828        $250,000
18 ..........    140,975        $ 36,206       $ 36,206       $250,000       $ 74,064       $74,064        $250,000
19 ..........    153,035        $ 36,564       $ 36,564       $250,000       $ 79,343       $79,343        $250,000
20 ..........    165,698        $ 36,511       $ 36,511       $250,000       $ 84,647       $84,647        $250,000
Age 60 ......    108,133        $ 33,147       $ 33,147       $250,000       $ 58,555       $58,555        $250,000
Age 65 ......    165,698        $ 36,511       $ 36,511       $250,000       $ 84,647       $84,647        $250,000
Age 70 ......    239,166        $ 28,374       $ 28,374       $250,000       $111,323      $111,323        $250,000
Age 75 ......    332,933        $  6,798       $  6,798       $250,000       $136,923      $136,923        $250,000


                                       HYPOTHETICAL 12%
                                    GROSS INVESTMENT RETURN
                           ----------------------------------------
                POLICY        SURRENDER       POLICY         DEATH
                 YEAR           VALUE        VALUE (2)      BENEFIT
              ----------   -------------  ------------- -----------
              1 ...........   $      0      $   3,579     $ 250,000
              2 ...........   $    869      $   7,453     $ 250,000
              3 ...........   $  5,894      $  11,655     $ 250,000
              4 ...........   $ 11,315      $  16,253     $ 250,000
              5 ...........   $ 17,190      $  21,305     $ 250,000
              6 ...........   $ 22,929      $  26,222     $ 250,000
              7 ...........   $ 29,121      $  31,591     $ 250,000
              8 ...........   $ 35,804      $  37,451     $ 250,000
              9 ...........   $ 43,029      $  43,853     $ 250,000
              10 ..........   $ 50,847      $  50,847     $ 250,000
              11 ..........   $ 59,718      $  59,718     $ 250,000
              12 ..........   $ 69,480      $  69,480     $ 250,000
              13 ..........   $ 80,250      $  80,250     $ 250,000
              14 ..........   $ 92,157      $  92,157     $ 250,000
              15 ..........   $105,341      $ 105,341     $ 250,000
              16 ..........   $119,973      $ 119,973     $ 250,000
              17 ..........   $136,238      $ 136,238     $ 257,524
              18 ..........   $154,068      $ 154,068     $ 283,439
              19 ..........   $173,495      $ 173,495     $ 310,808
              20 ..........   $194,634      $ 194,634     $ 339,732
              Age 60 ......   $105,341      $ 105,341     $ 250,000
              Age 65 ......   $194,634      $ 194,634     $ 339,732
              Age 70 ......   $331,048      $ 331,048     $ 512,221
              Age 75 ......   $533,610      $ 533,610     $ 743,605

---------------
(1) Assumes a $4,772.50 payment is made at the beginning of each Policy year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX E

                    CALCULATION OF MAXIMUM SURRENDER CHARGES

    A separate surrender charge is computed on the Date of Issue and on each increase in Face Amount.

    A limitation on surrender charges is imposed based on the Standard Non-Forfeiture Law of each state. The maximum surrender charges at the Date of Issue and on each increase in Face Amount are shown in the table below. The surrender charge decreases by one-ninth each year. See -- "Surrender Charge" under CHARGES AND DEDUCTIONS.

    The maximum surrender charges are based on the age (on the Date of Issue or date of any increase in Face Amount), sex, and Underwriting Class of the Insured as indicated in the table below.

                 MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT


   AGE AT
  ISSUE OR            MALE            MALE         FEMALE          FEMALE        UNISEX          UNISEX
  INCREASE         NON-TOBACCO       TOBACCO     NON-TOBACCO       TOBACCO     NON-TOBACCO       TOBACCO
------------    ----------------  ----------- ----------------  ----------- ----------------  ----------
0 ..............        N/A          14.46            N/A          13.54            N/A          14.26
1 ..............        N/A          14.44            N/A          13.53            N/A          14.23
2 ..............        N/A          14.58            N/A          13.64            N/A          14.36
3 ..............        N/A          14.73            N/A          13.76            N/A          14.51
4 ..............        N/A          14.91            N/A          13.89            N/A          14.67
5 ..............        N/A          15.09            N/A          14.01            N/A          14.85
6 ..............        N/A          15.29            N/A          14.16            N/A          15.03
7 ..............        N/A          15.50            N/A          14.31            N/A          15.23
8 ..............        N/A          15.73            N/A          14.48            N/A          15.44
9 ..............        N/A          15.96            N/A          14.66            N/A          15.67
10 .............        N/A          16.22            N/A          14.87            N/A          15.91
11 .............        N/A          16.47            N/A          15.06            N/A          16.16
12 .............        N/A          16.75            N/A          15.26            N/A          16.42
13 .............        N/A          17.03            N/A          15.48            N/A          16.69
14 .............        N/A          17.31            N/A          15.70            N/A          16.96
15 .............        N/A          17.60            N/A          15.92            N/A          17.24
16 .............        N/A          17.90            N/A          16.15            N/A          17.52
17 .............        N/A          18.17            N/A          16.39            N/A          17.80
18 .............      16.62          18.47          15.60          16.64          16.42          18.10
19 .............      16.84          18.78          15.82          16.89          16.63          18.40
20 .............      17.06          19.11          16.04          17.16          16.86          18.71
21 .............      17.30          19.46          16.27          17.45          17.09          19.05
22 .............      17.55          19.83          16.51          17.75          17.34          19.41
23 .............      17.84          20.23          16.78          18.06          17.62          19.79
24 .............      18.14          20.65          17.04          18.38          17.92          20.18
25 .............      18.46          21.08          17.39          18.74          18.24          20.60
26 .............      18.80          21.53          17.69          19.09          18.58          21.03
27 .............      19.16          22.01          18.01          19.46          18.93          21.49
28 .............      19.55          22.52          18.34          19.86          19.30          21.97
29 .............      19.96          23.06          18.69          20.28          19.70          22.49
30 .............      20.38          23.64          19.06          20.73          20.11          23.04
31 .............      20.84          24.25          19.44          21.20          20.55          23.62
32 .............      21.32          24.91          19.85          21.69          21.01          24.24
33 .............      21.82          25.58          20.27          22.21          21.50          24.88
34 .............      22.35          26.29          20.71          22.74          22.01          25.55
35 .............      22.91          27.04          21.18          23.29          22.55          26.26
36 .............      23.43          27.74          21.61          23.79          23.06          26.91



   AGE AT
  ISSUE OR            MALE            MALE         FEMALE          FEMALE        UNISEX          UNISEX
  INCREASE         NON-TOBACCO       TOBACCO     NON-TOBACCO       TOBACCO     NON-TOBACCO       TOBACCO
------------    ----------------  ----------- ----------------  ----------- ----------------  ----------
37 .............      23.99          28.48          22.06          24.33          23.59          27.60
38 .............      24.57          29.24          22.54          24.90          24.15          28.32
39 .............      25.19          30.05          23.04          25.50          24.75          29.09
40 .............      25.85          30.91          23.57          26.12          25.38          29.89
41 .............      26.54          31.81          24.13          26.77          26.04          30.73
42 .............      27.28          32.76          24.71          27.45          26.75          31.62
43 .............      28.06          33.77          25.33          28.14          27.49          32.56
44 .............      28.89          34.83          25.99          28.86          28.28          33.54
45 .............      29.76          35.93          26.68          29.62          29.12          34.56
46 .............      30.67          37.12          27.39          30.42          29.99          35.66
47 .............      31.64          38.34          28.15          31.26          30.90          36.79
48 .............      32.64          39.58          28.95          32.13          31.86          37.94
49 .............      33.69          40.88          29.79          33.05          32.87          39.14
50 .............      34.80          42.22          30.67          34.00          33.92          40.39
51 .............      35.98          43.62          31.62          35.04          35.05          41.69
52 .............      37.24          45.08          32.62          36.12          36.26          43.05
53 .............      38.58          46.69          33.68          37.28          37.53          44.54
54 .............      40.00          48.39          34.80          38.49          38.88          46.11
55 .............      41.51          50.17          36.00          39.78          40.32          47.76
56 .............      43.00          51.95          37.21          41.11          41.74          49.41
57 .............      44.57          53.82          38.50          42.52          43.25          51.14
58 .............      46.22          53.76          39.88          44.05          44.83          52.93
59 .............      47.95          53.45          41.34          45.67          46.49          53.76
60 .............      49.76          53.14          42.87          47.36          48.22          53.46
61 .............      51.61          52.94          44.46          49.11          50.01          53.25
62 .............      53.56          52.74          46.14          50.97          51.88          53.04
63 .............      53.30          52.55          47.92          52.87          53.54          52.84
64 .............      52.97          52.36          49.82          53.52          53.23          52.64
65 .............      52.64          52.16          51.84          53.24          52.91          52.42
66 .............      52.53          52.06          53.85          53.16          52.81          52.34
67 .............      52.42          51.96          53.76          53.08          52.70          52.24
68 .............      52.30          51.86          53.66          53.00          52.59          52.15
69 .............      52.18          51.75          53.55          52.91          52.47          52.05
70 .............      52.05          51.64          53.44          52.82          52.35          51.95
71 .............      51.91          51.52          53.30          52.66          52.21          51.83
72 .............      51.77          51.40          53.16          52.53          52.07          51.71
73 .............      51.62          51.28          53.01          52.39          51.93          51.59
74 .............      51.47          51.16          52.85          52.24          51.78          51.47
75 .............      51.32          51.04          52.69          52.09          51.62          51.34
76 .............      51.16          50.90          52.52          51.94          51.46          51.20
77 .............      50.99          50.75          52.34          51.78          51.30          51.06
78 .............      50.83          50.60          52.16          51.62          51.13          50.90
79 .............      50.66          50.45          51.98          51.47          50.96          50.75
80 .............      50.49          50.29          51.79          51.31          50.79          50.59
81 .............      50.33          50.15          51.59          51.15          50.62          50.44
82 .............      50.17          50.01          51.39          51.00          50.45          50.30
83 .............      50.01          49.87          51.19          50.84          50.28          50.14
84 .............      49.85          49.72          50.99          50.63          50.11          49.97
85 .............      49.69          49.56          50.77          50.41          49.93          49.79


EXAMPLES

    For the purpose of these examples, assume that a male, issue age 35, non-tobacco purchases a $75,000 Policy. His surrender charge is calculated as follows:

The surrender charge is equal to $1,718.25 (22.91 x 75).

EXAMPLE 1:

    Assume the Policyowner surrenders the Policy in the 10th Policy month. The surrender charge is $1,718.25.

EXAMPLE 2:

    Assume the Policyowner surrenders the Policy in the 61st Policy month. Also assume that the surrender charge decreases by 1/9th of the original surrender charge each year. In this example, the surrender charge would be $763.59.

                                   APPENDIX F
                             PERFORMANCE INFORMATION


The Policies and interests in the Sub-Accounts were first offered to the public in 2000; however, we may show average annual total return performance information based on the periods that the underlying Porfolios have been in existence, adjusted to reflect certain Policy fees and charges. The results for any period prior to the Policies and interests in the Sub-Accounts being offered will be calculated as if the Policies and interests in the Sub-Accounts had been offered during that period of time, reflecting only those charges assumed to apply to all Policy Owners ("Common Charges"). However, charges such as Cost of Insurance Charges, Monthly Expense Charges, and Surrender Charges, which are based on the Insured's sex, age, and underwriting class and which therefore vary with each Policy, are not reflected in the rates of return shown below. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER. These rates of return are not estimates, projections or guarantees of future performance. In the future, we will show total return and average annual total return performance information based on the periods that the Sub-Accounts have been in existence.


We may compare performance information in reports and promotional literature to:

-   Standard & Poor's 500 Composite Stock Price Index ("S&P 500")

-   Dow Jones Industrial Average ("DJIA")

-   Shearson Lehman Aggregate Bond Index

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

    - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.

    - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria


-   The Consumer Price Index

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

    - The advantages and disadvantages of investing in tax-deferred and taxable investments

-   Customer profiles and hypothetical payment and investment scenarios

-   Financial management and tax and retirement planning

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also show the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), and Standard & Poor's Insurance Rating Services ("S&P"). A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues but do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the underlying funds.

The following performance information is based on the periods that the underlying Funds have been in existence. The performance information is calculated after deducting total underlying Fund expenses and all Common Charges, including the Monthly Administration Fee, Monthly Mortality and Expense Risk Charge, and Payment Expense Charge. The performance information does NOT reflect Cost of Insurance Charges, Monthly Expense Charges, Surrender Charges, Partial Withdrawal Charges, or any Monthly Rider Charges, Transfer Charges, or Other Administrative Charges that may apply under the Policy. The Cost of Insurance Charge, Monthly Expense Charge, and Surrender Charge vary with each Policy and depend upon certain factors, such as sex, age, and underwriting class of the Insured. The Partial Withdrawal Charge is comprised of a 2% transaction fee of the amount withdrawn (not to exceed $25 for each partial withdrawal). See CHARGES AND DEDUCTIONS. THE RETURNS WOULD HAVE BEEN SIGNIFICANTLY LOWER IF SUCH CHARGES WERE REFLECTED.


It is assumed that an annual premium payment of $4,500 was made at the beginning of each Policy year. "One-Year Total Return" refers to the total of the income generated by a Sub-Account (had the Sub-Account been in existence for the period), for the one-year period ended December 31, 2001. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                                  TABLE I(A)
          ADJUSTED HISTORIC AVERAGE ANNUAL TOTAL RETURNS OF PORTFOLIOS
                       FOR PERIODS ENDING DECEMBER 31,2001
                        SINCE INCEPTION OF THE PORTFOLIOS
             Including Monthly Policy Charges and Surrender Charges

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. The data does reflect monthly charges under the Policy and surrender charges. It is assumed that an annual premium payment of $4,500 was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                            10 YEARS OR
                                                                                              LIFE OF         PORTFOLIO
                                                          ONE-YEAR              5            PORTFOLIO        INCEPTION
              UNDERLYING PORTFOLIO                     As of 12/31/2001        YEARS          (IF LESS)          DATE
              --------------------                                             -----          --------           ----
Alger American Growth                                      -100.00%            -7.50%          9.81%           01/08/89
Alger American Leveraged AllCap                            -100.00%            -3.89%          11.71%          01/25/95
Alger American MidCap Growth                               -100.00%            -5.39%          10.59%          05/03/93
Alger American Small Capitalization                        -100.00%           -27.01%          -2.69%          09/20/88
Berger IPT-International                                   -100.00%             N/A           -27.42%          05/01/97
Berger IPT-Small Company Growth                            -100.00%           -14.37%         -11.67%          05/01/96
Dreyfus VIF-Appreciation                                   -100.00%           -10.67%          5.38%           03/31/93
Dreyfus VIF-Growth & Income                                -100.00%           -16.25%          3.29%           05/02/94
Dreyfus Socially Responsible                               -100.00%           -14.00%          3.25%           10/07/93
Fidelity VIP Growth                                        -100.00%            -9.65%          6.87%           10/09/86
Fidelity VIP High Income                                   -100.00%           -30.78%          -.35%           09/19/85
Fidelity VIP Money Market                                  -100.00%           -17.96%          -.78%           04/01/82
Fidelity VIP Overseas                                      -100.00%           -21.53%          -1.50%          01/28/87
Fidelity VIP  Asset Manager                                -100.00%           -15.33%          2.10%           09/06/89
Fidelity VIP  Contrafund(R)                                -100.00%           -11.21%          4.21%           01/03/95
Fidelity VIP  Index 500                                    -100.00%           -11.30%          5.79%           08/27/92
Fidelity VIP Investment Grade Bond                         -100.00%           -15.41%          -.38%           12/05/88
Fidelity VIP Growth Opportunities                          -100.00%           -20.19%          -2.94%          01/03/95
Goldman Sachs VIT Capital Growth                           -100.00%             N/A           -40.55%          04/30/98
Goldman Sachs VIT CORESM U.S. Equity                       -100.00%             N/A           -35.46%          02/12/98
Goldman Sachs VIT Growth and Income                        -100.00%             N/A           -40.38%          01/12/98
Montgomery Variable Series: Emerging Markets               -100.00%           -36.90%         -26.39%          02/02/96
Montgomery Variable Series: Growth                         -100.00%           -21.33%         -10.55%          02/09/96
ProFund Money Market                                         N/A                N/A             N/A            10/01/01
ProFund Bull Plus                                            N/A                N/A             N/A            10/01/01
ProFund Ultra MidCap                                         N/A                N/A             N/A            10/01/01
Profund Ultra OTC                                            N/A                N/A             N/A            10/01/01
ProFund Ultra Small Cap                                      N/A                N/A             N/A            10/01/01
Profund Bear                                                 N/A                N/A             N/A            10/01/01
Seligman Communications and Information                    -100.00%            -4.47%          7.03%           10/11/94
Seligman Frontier                                          -100.00%           -24.22%          -3.29%          10/11/94
Seligman Global Technology                                 -100.00%             N/A           -100.00%         05/01/00
Seligman Small Cap Value                                     N/A                N/A           -100.00%         05/01/01

As show below, we may also show average annual total return performance information based on the periods that the underlying Portfolios have been in existence, after deducting total underlying Portfolio expenses and all common charges except the Payment Expense Charge. The Payment Expense Charge equals 6.00% of each payment made under the Policy, and is composed of a 2.00% Premium Tax Charge, a 1.00% Deferred Acquisition Costs (DAC Tax) Charge, and a 3.00% Front-End Sales Load Charge. See CHARGES AND DEDUCTIONS. The returns would have been lower if the Payment Expense Charge was reflected.

                                   TABLE I(B)
          ADJUSTED HISTORIC AVERAGE ANNUAL TOTAL RETURNS OF PORTFOLIOS
                       FOR PERIODS ENDING DECEMBER 31,2001
                        SINCE INCEPTION OF THE PORTFOLIOS
             Excluding Monthly Policy Charges and Surrender Charges

The following performance information is based on the periods that the Underlying Portfolios have been in existence. The performance information is net of total Underlying Portfolio expenses and all Portfolio charges. The data does NOT reflect monthly charges under the Policy and surrender charges. It is assumed that an annual premium payment of $4,500 was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Prtfolio individually.


                                                                                              10 YEARS OR
                                                                                                LIFE OF         PORTFOLIO
                                                            ONE-YEAR               5           PORTFOLIO        INCEPTION
                UNDERLYING PORTFOLIO                     As of 12/31/2001         YEARS         (IF LESS)           DATE
                --------------------                     ----------------         -----         --------            ----
Alger American Growth                                        -14.02%             12.29%          14.24%           01/08/89
Alger American Leveraged AllCap                              -18.08%             15.20%          21.85%           01/25/95
Alger American MidCap Growth                                  -8.81%             13.98%          17.99%           05/03/93
Alger American Small Capitalization                          -31.45%             -2.11%           4.06%           09/20/88
Berger IPT-International                                     -22.36%              N/A             .34%            05/01/97
Berger IPT-Small Company Growth                              -35.35%             6.95%            5.94%           05/01/96
Dreyfus VIF-Appreciation                                     -11.56%             9.79%           12.98%           03/31/93
Dreyfus VIF-Growth & Income                                   -8.15%             5.54%           12.74%           05/02/94
Dreyfus Socially Responsible                                 -24.62%             7.23%           11.73%           10/07/93
Fidelity VIP Growth                                          -19.80%             10.59%          12.66%           10/09/86
Fidelity VIP High Income                                     -13.94%             -4.61%           4.55%           09/19/85
Fidelity VIP Money Market                                     1.73%              4.27%            4.19%           04/01/82
Fidelity VIP Overseas                                        -23.28%             1.69%            5.16%           01/28/87
Fidelity VIP Asset Manager                                    -6.48%             6.22%            8.52%           09/06/89
Fidelity VIP  Contrafund(R)                                  -14.49%             9.37%           14.86%           01/03/95
Fidelity VIP  Index 500                                      -14.31%             9.31%           12.67%           08/27/92
Fidelity VIP  Investment Grade Bond                           5.95%              6.16%            6.20%           12/05/88
Fidelity VIP  Growth Opportunities                           -16.59%             2.64%            8.55%           01/03/95
Goldman Sachs VIT Capital Growth                             -16.63%              N/A             2.24%           04/30/98
Goldman Sachs VIT CORESM U.S. Equity                         -14.15%              N/A             2.10%           02/12/98
Goldman Sachs VIT Growth and Income                          -11.59%              N/A            -2.17%           01/12/98
Montgomery Variable Series: Emerging Markets                  -9.25%             -8.43%          -6.19%           02/02/96
Montgomery Variable Series: Growth                           -22.83%             1.83%            5.74%           02/09/96
ProFund Money Market                                           N/A                N/A              N/A            10/01/01
ProFund Bull Plus                                              N/A                N/A              N/A            10/01/01
ProFund Ultra MidCap                                           N/A                N/A              N/A            10/01/01
ProFund Ultra OTC                                              N/A                N/A              N/A            10/01/01
Profund Ultra Small Cap                                        N/A                N/A              N/A            10/01/01
Profund Bear                                                   N/A                N/A              N/A            10/01/01
Seligman Communications and Information                       2.88%              14.73%          16.98%           10/11/94
Seligman Frontier                                             -9.63%             -.21%            7.79%           10/11/94
Seligman Global Technology                                   -24.26%              N/A            -31.61%          05/01/00
Seligman Small Cap Value                                       N/A                N/A            -9.63%           05/01/01


    We may show "One-Year Total Returns," which refer to the total of the income generated by a Sub-Account (had the Sub-Account been in existence for the period), for a one-year period. We may also show "Average Annual Total Returns," which are based on the same charges and assumptions, but reflect the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

    Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. One-year total return and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Fund in which a Sub-Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

    Policy owners should also refer to the hypothetical illustrations set forth in Appendix D -- examples of death benefit, policy values, and accumulated payments and should request personalized illustrations which illustrate variations of the death benefit, policy values, and accumulated payments under their policy.

                                   APPENDIX G

                         MAXIMUM MONTHLY EXPENSE CHARGES

A Monthly Expense Charge is computed on the Date of Issue and on each increase in Face Amount.

The monthly expense charge is based on the age (on the date of issue or on the date of any increase in face amount), sex, and underwriting class of the insured as indicated in the table below.

            MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT


 AGE OF             MALE                             FEMALE                           UNISEX
ISSUE OR            NON-              MALE            NON-           FEMALE            NON-           UNISEX
INCREASE          TOBACCO            TOBACCO        TOBACCO          TOBACCO          TOBACCO         TOBACCO
--------          -------            -------        -------          -------          -------         -------
     0               N/A             $ 0.11            N/A            $ 0.08            N/A            $ 0.10
     1               N/A             $ 0.11            N/A            $ 0.08            N/A            $ 0.11
     2               N/A             $ 0.12            N/A            $ 0.08            N/A            $ 0.11
     3               N/A             $ 0.12            N/A            $ 0.08            N/A            $ 0.11
     4               N/A             $ 0.12            N/A            $ 0.09            N/A            $ 0.11
     5               N/A             $ 0.12            N/A            $ 0.09            N/A            $ 0.12
     6               N/A             $ 0.13            N/A            $ 0.09            N/A            $ 0.12
     7               N/A             $ 0.13            N/A            $ 0.09            N/A            $ 0.12
     8               N/A             $ 0.13            N/A            $ 0.09            N/A            $ 0.12
     9               N/A             $ 0.14            N/A            $ 0.10            N/A            $ 0.13
    10               N/A             $ 0.14            N/A            $ 0.10            N/A            $ 0.13
    11               N/A             $ 0.14            N/A            $ 0.10            N/A            $ 0.13
    12               N/A             $ 0.14            N/A            $ 0.11            N/A            $ 0.14
    13               N/A             $ 0.15            N/A            $ 0.11            N/A            $ 0.14
    14               N/A             $ 0.15            N/A            $ 0.11            N/A            $ 0.14
    15               N/A             $ 0.15            N/A            $ 0.11            N/A            $ 0.15
    16               N/A             $ 0.16            N/A            $ 0.12            N/A            $ 0.15
    17               N/A             $ 0.16            N/A            $ 0.12            N/A            $ 0.15
    18              $ 0.12           $ 0.16          $ 0.11           $ 0.12           $ 0.12          $ 0.16
    19              $ 0.13           $ 0.17          $ 0.11           $ 0.13           $ 0.12          $ 0.16
    20              $ 0.13           $ 0.17          $ 0.12           $ 0.13           $ 0.13          $ 0.16
    21              $ 0.13           $ 0.17          $ 0.12           $ 0.13           $ 0.13          $ 0.17
    22              $ 0.14           $ 0.18          $ 0.12           $ 0.14           $ 0.13          $ 0.17
    23              $ 0.14           $ 0.18          $ 0.12           $ 0.14           $ 0.14          $ 0.17
    24              $ 0.15           $ 0.19          $ 0.13           $ 0.15           $ 0.14          $ 0.18
    25              $ 0.15           $ 0.19          $ 0.13           $ 0.15           $ 0.15          $ 0.18
    26              $ 0.15           $ 0.19          $ 0.13           $ 0.15           $ 0.15          $ 0.19
    27              $ 0.16           $ 0.20          $ 0.14           $ 0.16           $ 0.15          $ 0.19
    28              $ 0.16           $ 0.20          $ 0.14           $ 0.16           $ 0.16          $ 0.19
    29              $ 0.17           $ 0.21          $ 0.14           $ 0.17           $ 0.16          $ 0.20
    30              $ 0.17           $ 0.21          $ 0.15           $ 0.17           $ 0.17          $ 0.20
    31              $ 0.17           $ 0.21          $ 0.15           $ 0.17           $ 0.17          $ 0.21
    32              $ 0.18           $ 0.22          $ 0.15           $ 0.18           $ 0.17          $ 0.21
    33              $ 0.18           $ 0.22          $ 0.15           $ 0.18           $ 0.18          $ 0.21
    34              $ 0.19           $ 0.23          $ 0.16           $ 0.19           $ 0.18          $ 0.22
    35              $ 0.19           $ 0.23          $ 0.16           $ 0.19           $ 0.18          $ 0.22
    36              $ 0.21           $ 0.25          $ 0.17           $ 0.21           $ 0.20          $ 0.24
    37              $ 0.22           $ 0.27          $ 0.19           $ 0.22           $ 0.21          $ 0.26
    38              $ 0.24           $ 0.29          $ 0.20           $ 0.24           $ 0.23          $ 0.28
    39              $ 0.25           $ 0.31          $ 0.21           $ 0.25           $ 0.24          $ 0.29
    40              $ 0.27           $ 0.33          $ 0.23           $ 0.27           $ 0.26          $ 0.31
    41              $ 0.28           $ 0.34          $ 0.24           $ 0.28           $ 0.27          $ 0.33
    42              $ 0.30           $ 0.36          $ 0.25           $ 0.30           $ 0.29          $ 0.35
    43              $ 0.31           $ 0.38          $ 0.26           $ 0.31           $ 0.30          $ 0.37
    44              $ 0.33           $ 0.40          $ 0.28           $ 0.33           $ 0.32          $ 0.39
    45              $ 0.34           $ 0.42          $ 0.29           $ 0.34           $ 0.33          $ 0.40
    46              $ 0.36           $ 0.44          $ 0.30           $ 0.36           $ 0.35          $ 0.42
    47              $ 0.38           $ 0.46          $ 0.32           $ 0.37           $ 0.36          $ 0.44
    48              $ 0.39           $ 0.48          $ 0.33           $ 0.39           $ 0.38          $ 0.46
    49              $ 0.41           $ 0.50          $ 0.35           $ 0.40           $ 0.40          $ 0.48
    50              $ 0.43           $ 0.52          $ 0.36           $ 0.42           $ 0.42          $ 0.50



 AGE OF             MALE                             FEMALE                           UNISEX
ISSUE OR            NON-              MALE            NON-           FEMALE            NON-           UNISEX
INCREASE          TOBACCO            TOBACCO        TOBACCO          TOBACCO          TOBACCO         TOBACCO
--------          -------            -------        -------          -------          -------         -------
    51              $ 0.44           $ 0.54          $ 0.37           $ 0.43           $ 0.43          $ 0.52
    52              $ 0.46           $ 0.56          $ 0.38           $ 0.45           $ 0.44          $ 0.53
    53              $ 0.47           $ 0.57          $ 0.40           $ 0.46           $ 0.46          $ 0.55
    54              $ 0.49           $ 0.59          $ 0.41           $ 0.48           $ 0.47          $ 0.57
    55              $ 0.50           $ 0.61          $ 0.42           $ 0.49           $ 0.48          $ 0.59
    56              $ 0.53           $ 0.65          $ 0.45           $ 0.52           $ 0.51          $ 0.62
    57              $ 0.56           $ 0.69          $ 0.47           $ 0.55           $ 0.55          $ 0.66
    58              $ 0.60           $ 0.72          $ 0.50           $ 0.58           $ 0.58          $ 0.70
    59              $ 0.63           $ 0.76          $ 0.52           $ 0.61           $ 0.61          $ 0.73
    60              $ 0.66           $ 0.80          $ 0.55           $ 0.64           $ 0.64          $ 0.77
    61              $ 0.70           $ 0.82          $ 0.58           $ 0.67           $ 0.68          $ 0.79
    62              $ 0.74           $ 0.83          $ 0.61           $ 0.71           $ 0.71          $ 0.81
    63              $ 0.78           $ 0.85          $ 0.64           $ 0.74           $ 0.75          $ 0.83
    64              $ 0.82           $ 0.86          $ 0.67           $ 0.78           $ 0.79          $ 0.85
    65              $ 0.86           $ 0.88          $ 0.70           $ 0.81           $ 0.83          $ 0.87
    66              $ 0.86           $ 0.88          $ 0.70           $ 0.80           $ 0.83          $ 0.86
    67              $ 0.86           $ 0.87          $ 0.69           $ 0.80           $ 0.82          $ 0.86
    68              $ 0.85           $ 0.87          $ 0.69           $ 0.79           $ 0.82          $ 0.85
    69              $ 0.85           $ 0.86          $ 0.68           $ 0.79           $ 0.82          $ 0.85
    70              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
    71              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
    72              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
    73              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
    74              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
    75              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
    76              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
    77              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
    78              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
    79              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
    80              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
    81              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
    82              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
    83              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
    84              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84
    85              $ 0.85           $ 0.86          $ 0.68           $ 0.78           $ 0.82          $ 0.84


EXAMPLES

    For a male, issue age 35, non-tobacco with a $75,000 Policy, the maximum Monthly Expense Charge (per table) would be: $14.25 ($0.19 x 75)

    For a male, issue age 50, non-tobacco with a $75,000 Policy, the maximum Monthly Expense Charge (per table) would be: $32.25 ($0.43 x 75)

    For a male, issue age 65, non-tobacco with a $75,000 Policy, the maximum Monthly Expense Charge (per table) would be: $64.50 ($0.86 x 75)

                      (This page intentionally left blank)

                              FINANCIAL STATEMENTS

                             CANADA LIFE OF AMERICA
                             VARIABLE LIFE ACCOUNT 1

                                December 31, 2001

                       With Report of Independent Auditors

                 Canada Life of America Variable Life Account 1

                              Financial Statements

                                December 31, 2001

                                    Contents

Report of Independent Auditors .............................................  1


Audited Financial Statements

Statements of Assets and Liabilities .......................................  2
Statements of Operations ................................................... 12
Statements of Changes in Net Assets ........................................ 27
Notes to Financial Statements .............................................. 42

                         Report of Independent Auditors

Board of Directors of Canada Life Insurance Company of America and Contract Owners of Canada Life of America Variable Life Account 1

We have audited the accompanying statements of assets and liabilities of Canada Life of America Variable Life Account 1 (the "Company") (comprising, the Alger American Small Capitalization, Growth, MidCap Growth, Leveraged AllCap, Berger IPT International, IPT Small Company Growth, Dreyfus Growth & Income, Appreciation, Socially Responsible Growth, Fidelity VIP Growth, VIP Money Market, VIP High Income, VIP Overseas, Fidelity VIP II Asset Manager, VIP II Contrafund, VIP II Index 500, VIP II Investment Grade Bond, Fidelity VIP III Growth Opportunities, Goldman Sachs VIT Capital Growth, VIT Core U.S. Equity, VIT Global Income, VIT Growth & Income, Montgomery Emerging Markets, Growth, Seligman Communications and Information, Frontier, Global Technology, and Small-Cap Value Sub-accounts), as of December 31, 2001, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year ended December 31, 2001 and the period from inception through December 31, 2000. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts constituting the Canada Life of America Variable Life Account 1 as of December 31, 2001, and the results of their operations, changes in their net assets, and the financial highlights for the year ended December 31, 2001 and the period from inception through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                       /s/ Ernst & Young LLP

Atlanta, Georgia
February 22, 2002

                 Canada Life of America Variable Life Account 1

                      Statements of Assets and Liabilities

                                December 31, 2001

                                                            The Alger American Fund
                                                            -----------------------

                                                  Small                     MidCap     Leveraged
                                             Capitalization    Growth       Growth       AllCap
                                               Sub-Account   Sub-Account  Sub-Account  Sub-Account
                                             --------------  -----------  -----------  -----------
Assets:
Investment in Alger American at market value     $ 11,529     $169,377     $342,788     $203,257
                                                 --------     --------     --------     --------

Total assets                                       11,529      169,377      342,788      203,257

                                                 --------     --------     --------     --------
Net assets                                       $ 11,529     $169,377     $342,788     $203,257
                                                 ========     ========     ========     ========

Net assets:
Accumulation units                               $ 11,529     $169,377     $342,788     $203,257
                                                 --------     --------     --------     --------

Total net assets:                                $ 11,529     $169,377     $342,788     $203,257
                                                 ========     ========     ========     ========

Units outstanding                                     269        2,318        7,736        4,917
                                                 ========     ========     ========     ========

Unit value (accumulation)                        $  42.86     $  73.07     $  44.31     $  41.34
                                                 ========     ========     ========     ========


Supplemental Information:
Number of shares outstanding                          697        4,607       19,400        6,443

Cost of shares outstanding                       $ 11,476     $178,747     $363,280     $207,046


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                                December 31, 2001

                                             Berger Institutional Products Trust
                                             -----------------------------------

                                                                    IPT Small
                                                     IPT             Company
                                                International        Growth
                                                 Sub-Account       Sub-Account
                                                -------------      -----------
Assets:
Investment in Berger at market value               $244,610         $ 12,371
                                                   --------         --------

Total assets                                        244,610           12,371

                                                   --------         --------
Net assets                                         $244,610         $ 12,371
                                                   ========         ========

Net assets:
Accumulation units                                 $244,610         $ 12,371
                                                   --------         --------

 Total net assets:                                 $244,610         $ 12,371
                                                   ========         ========

 Units outstanding                                   22,892              846
                                                   ========         ========

 Unit value (accumulation)                         $  10.69         $  14.62
                                                   ========         ========


Supplemental Information:
Number of shares outstanding                         25,508              870

Cost of shares outstanding                         $244,601         $ 13,863


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                                December 31, 2001

                                                Dreyfus Variable Investment Fund
                                                --------------------------------

                                                     Growth
                                                    and Income     Appreciation
                                                   Sub-Account      Sub-Account
                                                   -----------     ------------
Assets:
Investment in Dreyfus at market value                $202,514        $ 72,325
                                                     --------        --------

Total assets                                          202,514          72,325

                                                     --------        --------
Net assets                                           $202,514        $ 72,325
                                                     ========        ========

Net assets:
Accumulation units                                   $202,514        $ 72,325
                                                     --------        --------

Total net assets:                                    $202,514        $ 72,325
                                                     ========        ========

Units outstanding                                       6,505           1,876
                                                     ========        ========

Unit value (accumulation)                            $  31.13        $  38.55
                                                     ========        ========


Supplemental Information:
Number of shares outstanding                               9,355           2,068

Cost of shares outstanding                              $200,474        $ 73,812


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                                December 31, 2001

                                                Dreyfus Variable Investment Fund
                                                --------------------------------

                                                           Socially
                                                          Responsible
                                                            Growth
                                                          Sub-Account
                                                          -----------

Assets:
Investment in Dreyfus at market value                       $67,204
                                                            -------

Total assets                                                 67,204

                                                            -------
Net assets                                                  $67,204
                                                            =======

Net assets:
Accumulation units                                          $67,204
                                                            -------

Total net assets                                            $67,204
                                                            =======

Units outstanding                                             2,079
                                                            =======

Unit value (accumulation)                                   $ 32.33
                                                            =======


Supplemental Information:
Number of shares outstanding                                  2,520

Cost of shares outstanding                                  $70,292


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                                December 31, 2001

                                             Fidelity Variable Insurance Products Fund
                                             -----------------------------------------

                                                          VIP
                                             VIP         Money       VIP High       VIP
                                            Growth       Market       Income      Overseas
                                         Sub-Account  Sub-Account  Sub-Account  Sub-Account
                                         -----------  -----------  -----------  -----------
Assets:
Investment in Fidelity at market value     $110,185     $241,785     $  8,924     $ 35,678
                                           --------     --------     --------     --------

Total assets                                110,185      241,785        8,924       35,678

                                           --------     --------     --------     --------
Net assets                                 $110,185     $241,785     $  8,924     $ 35,678
                                           ========     ========     ========     ========

Net assets:
Accumulation units                         $110,185     $241,785     $  8,924     $ 35,678
                                           --------     --------     --------     --------

Total net assets:                          $110,185     $241,785     $  8,924     $ 35,678
                                           ========     ========     ========     ========

Units outstanding                             1,630       68,836          312        1,472
                                           ========     ========     ========     ========

Unit value (accumulation)                  $  67.60     $   3.51     $  28.60     $  24.24
                                           ========     ========     ========     ========


Supplemental Information:
Number of shares outstanding                  3,278      241,785        1,392        2,570

Cost of shares outstanding                 $118,910     $241,785     $  9,517     $ 37,183


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                                December 31, 2001

                                            Fidelity Variable Insurance Products Fund II
                                            --------------------------------------------

                                                                                   VIP II
                                           VIP II        VIP II       VIP II     Investment
                                        Asset Manager  Contrafund    Index 500   Grade Bond
                                         Sub-Account   Sub-Account  Sub-Account  Sub-Account
                                        -------------  -----------  -----------  -----------
Assets:
Investment in Fidelity at market value     $195,869     $ 15,181     $357,999     $325,535
                                           --------     --------     --------     --------

Total assets                                195,869       15,181      357,999      325,535

                                           --------     --------     --------     --------
Net assets                                 $195,869     $ 15,181     $357,999     $325,535
                                           ========     ========     ========     ========

Net assets:
Accumulation units                         $195,869     $ 15,181     $357,999     $325,535
                                           --------     --------     --------     --------

Total net assets:                          $195,869     $ 15,181     $357,999     $325,535
                                           ========     ========     ========     ========

Units outstanding                             6,210          547        2,316       12,161
                                           ========     ========     ========     ========

Unit value (accumulation)                  $  31.54     $  27.75     $ 154.58     $  26.77
                                           ========     ========     ========     ========


Supplemental Information:
Number of shares outstanding                 13,499          754        2,750       25,196

Cost of shares outstanding                 $195,276     $ 15,540     $374,131     $322,523


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                                December 31, 2001

                                                   Fidelity Variable Insurance
                                                   ---------------------------
                                                        Products Fund III
                                                        -----------------

                                                              VIP III
                                                       Growth Opportunities
                                                            Sub-Account
                                                       --------------------

Assets:
Investment in Fidelity at market value                        $20,835
                                                              -------

Total assets                                                   20,835

                                                              -------
Net assets                                                    $20,835
                                                              =======

Net assets:
Accumulation units                                            $20,835
                                                              -------

Total net assets:                                             $20,835
                                                              =======

Units outstanding                                               1,109
                                                              =======

Unit value (accumulation)                                     $ 18.79
                                                              =======


Supplemental Information:
Number of shares outstanding                                    1,377

Cost of shares outstanding                                    $19,207


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                                December 31, 2001

                                                    Goldman Sachs Variable Insurance Trust
                                                    --------------------------------------

                                                               VIT          VIT
                                                  VIT        Core U.S.     Global     VIT Growth
                                            Capital Growth    Equity       Income      & Income
                                              Sub-Account   Sub-Account  Sub-Account  Sub-Account
                                            --------------  -----------  -----------  -----------
Assets:
Investment in Goldman Sachs at market value     $  5,922     $256,225     $  1,143     $ 66,378
                                                --------     --------     --------     --------

Total assets                                       5,922      256,225        1,143       66,378

                                                --------     --------     --------     --------
Net assets                                      $  5,922     $256,225     $  1,143     $ 66,378
                                                ========     ========     ========     ========

Net assets:
Accumulation units                              $  5,922     $256,225     $  1,143     $ 66,378
                                                --------     --------     --------     --------

Total net assets:                               $  5,922     $256,225     $  1,143     $ 66,378
                                                ========     ========     ========     ========

Units outstanding                                    522       22,593           93        6,912
                                                ========     ========     ========     ========

Unit value (accumulation)                       $  11.34     $  11.34     $  12.29     $   9.60
                                                ========     ========     ========     ========


Supplemental Information:
Number of shares outstanding                         575       23,421          116        7,114

Cost of shares outstanding                      $  6,125     $257,462     $  1,163     $ 63,168


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                                December 31, 2001

                                                       The Montgomery Funds III
                                                       ------------------------

                                                       Emerging
                                                        Markets         Growth
                                                      Sub-Account    Sub-Account
                                                      -----------    -----------
Assets:
Investment in Montgomery at market value                $10,512        $ 2,244
                                                        -------        -------

Total assets                                             10,512          2,244

                                                        -------        -------
Net assets                                              $10,512        $ 2,244
                                                        =======        =======

Net assets:
Accumulation units                                      $10,512        $ 2,244
                                                        -------        -------

Total net assets:                                       $10,512        $ 2,244
                                                        =======        =======

Units outstanding                                         1,447            152
                                                        =======        =======

Unit value (accumulation)                               $  7.26        $ 14.76
                                                        =======        =======


Supplemental Information:
Number of shares outstanding                              1,456            210

Cost of shares outstanding                              $ 9,880        $ 2,705

See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                                December 31, 2001

                                                      Seligman Portfolios, Inc.
                                                      -------------------------

                                        Communications                Global      Small-Cap
                                         & Information  Frontier    Technology      Value
                                          Sub-Account  Sub-Account  Sub-Account  Sub-Account
                                        -------------- -----------  -----------  -----------
Assets:
Investment in Seligman at market value     $316,429     $  2,434     $ 10,385     $269,567
                                           --------     --------     --------     --------

Total assets                                316,429        2,434       10,385      269,567

                                           --------     --------     --------     --------
Net assets                                 $316,429     $  2,434     $ 10,385     $269,567
                                           ========     ========     ========     ========

Net assets:
Accumulation units                         $316,429     $  2,434     $ 10,385     $269,567
                                           --------     --------     --------     --------

Total net assets:                          $316,429     $  2,434     $ 10,385     $269,567
                                           ========     ========     ========     ========

Units outstanding                             9,937          134          638       20,627
                                           ========     ========     ========     ========

Unit value (accumulation)                  $  31.84     $  18.16     $  16.28     $  13.07
                                           ========     ========     ========     ========


Supplemental Information:
Number of shares outstanding                 25,134          185          803       20,672

Cost of shares outstanding                 $338,916     $  2,472     $ 11,337     $264,154


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                            Statements of Operations

                For the periods ended December 31, 2001 and 2000

                                               The Alger American Fund
                                               -----------------------

                                     Small Capitalization            Growth
                                         Sub-Account               Sub-Account
                                    ---------------------     ----------------------
                                      2001          2000        2001          2000
                                    --------      -------     --------      --------
Income:
Dividends and capital gain
    distributions                   $      2      $    --     $  7,059      $     --
Realized and Unrealized gains
    (losses) on investments:
Realized gain (loss) on sale of
    fund shares                          (27)          --       (9,785)           --
Change in unrealized
    appreciation (depreciation)
    during the year                       53           --       (9,371)           (6)
                                    --------      -------     --------      --------
Net increase (decrease) in
     net assets from operations     $     28      $    --     $(12,097)     $     (6)
                                    ========      =======     ========      ========

See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                                The Alger American Fund
                                                -----------------------

                                        MidCap Growth            Leveraged AllCap
                                         Sub-Account                Sub-Account
                                    ----------------------     ----------------------
                                      2001          2000         2001          2000
                                    --------      --------     --------      --------
Income:
Dividends and capital gain
    distributions                   $ 24,953      $     --     $    913      $     --
Realized and Unrealized gains
    (losses) on investments:
Realized gain (loss) on sale of
    fund shares                       (3,947)           --       (8,554)           --
Change in unrealized
    appreciation (depreciation)
    during the year                  (20,493)          327       (3,790)          (36)
                                    --------      --------     --------      --------
Net increase (decrease) in
     net assets from operations     $    513      $    327     $(11,431)     $    (36)
                                    ========      ========     ========      ========

See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                          Berger Institutional Products Trust
                                          -----------------------------------

                                            IPT               IPT Small Company
                                        International              Growth
                                         Sub-Account             Sub-Account
                                    --------------------     --------------------
                                      2001         2000        2001         2000
                                    -------      -------     -------      -------
Income:
Dividends and capital gain
    distributions                   $   682      $     1     $   127      $     2
Realized and Unrealized gains
    (losses) on investments:
Realized gain (loss) on sale of
    fund shares                        (316)          --        (442)          --
Change in unrealized
    appreciation (depreciation)
    during the year                       8           60      (1,492)          58
                                    -------      -------     -------      -------
Net increase (decrease) in
     net assets from operations     $   374      $    61     $(1,807)     $    60
                                    =======      =======     =======      =======

See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                           Dreyfus Variable Investment Fund
                                           --------------------------------

                                       Growth & Income           Appreciation
                                         Sub-Account              Sub-Account
                                    --------------------      ------------------
                                      2001         2000         2001        2000
                                    -------      -------      -------      -----
Income:
Dividends and capital gain
    distributions                   $ 1,448      $    69      $   617      $  --
Realized and Unrealized gains
    (losses) on investments:
Realized gain (loss) on sale of
    fund shares                        (229)          --         (203)        --
Change in unrealized
    appreciation (depreciation)
    during the year                   2,068          (27)      (1,488)        --
                                    -------      -------      -------      -----
Net increase (decrease) in
     net assets from operations     $ 3,287      $    42      $(1,074)     $  --
                                    =======      =======      =======      =====


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                                Dreyfus Variable Investment Fund
                                                --------------------------------

                                                             Socially
                                                        Responsible Growth
                                                            Sub-Account
                                                        -------------------
                                                         2001         2000
                                                        -------      ------
Income:
Dividends and capital gain distributions                $    41       $ --
Realized and Unrealized gains (losses) on
    investments:
Realized gain (loss) on sale of fund
    shares                                                 (526)        --
Change in unrealized appreciation
    (depreciation) during the year                       (3,088)        --
                                                        -------       ----
Net increase (decrease) in
     net assets from operations                         $(3,573)      $ --
                                                        =======       ====


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                      Fidelity Variable Insurance Products Fund
                                      -----------------------------------------

                                             VIP                     VIP
                                            Growth               Money Market
                                         Sub-Account              Sub-Account
                                    --------------------     -------------------
                                      2001         2000        2001        2000
                                    -------      -------     -------     -------
Income:
Dividends and capital gain
    distributions                   $ 1,917      $    --     $ 3,527     $   150
Realized and Unrealized gains
    (losses) on investments:
Realized gain (loss) on sale of
    fund shares                      (1,144)          --          --          --
Change in unrealized
    appreciation (depreciation)
    during the year                  (8,725)         (21)         --          --
                                    -------      -------     -------     -------
Net increase (decrease) in
     net assets from operations     $(7,952)     $   (21)    $ 3,527     $   150
                                    =======      =======     =======     =======


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                      Fidelity Variable Insurance Products Fund
                                      -----------------------------------------

                                      VIP High Income          VIP Overseas
                                        Sub-Account             Sub-Account
                                    -------------------     -------------------
                                      2001        2000        2001        2000
                                    -------      ------     -------      ------
Income:
Dividends and capital gain
    distributions                   $    --      $   --     $    --      $   --
Realized and Unrealized gains
    (losses) on investments:
Realized gain (loss) on sale of
    fund shares                         (35)         --         (76)         --
Change in unrealized
    appreciation (depreciation)
    during the year                    (593)         --      (1,505)         --
                                    -------      ------     -------      ------
Net increase (decrease) in
     net assets from operations     $  (628)     $   --     $(1,581)     $   --
                                    =======      ======     =======      ======


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                    Fidelity Variable Insurance Products Fund II
                                    --------------------------------------------

                                               VIP II               VIP II
                                           Asset Manager          Contrafund
                                            Sub-Account          Sub-Account
                                         ----------------      ---------------
                                          2001       2000       2001      2000
                                         -----      -----      -----      ----
Income:
Dividends and capital gain
    distributions                        $ 173      $  --      $  77      $ --
Realized and Unrealized gains
    (losses) on investments:
Realized gain (loss) on sale of
    fund shares                           (160)        23       (100)       --
Change in unrealized
    appreciation (depreciation)
    during the year                        593        (11)      (359)       --
                                         -----      -----      -----      ----
Net increase (decrease) in
     net assets from operations          $ 606      $  12      $(382)     $ --
                                         =====      =====      =====      ====


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                    Fidelity Variable Insurance Products Fund II
                                    --------------------------------------------

                                            VIP II                VIP II
                                          Index 500        Investment Grade Bond
                                         Sub-Account            Sub-Account
                                    ---------------------  ---------------------
                                      2001         2000        2001       2000
                                    --------     --------    --------     ----
Income:
Dividends and capital gain
    distributions                   $    101     $     --    $  7,229     $ --
Realized and Unrealized gains
    (losses) on investments:
Realized gain (loss) on sale of
    fund shares                         (878)          --       2,013       --
Change in unrealized
    appreciation (depreciation)
    during the year                  (16,132)           7       3,013       --
                                    --------     --------    --------     ----
Net increase (decrease) in
     net assets from operations     $(16,909)    $      7    $ 12,255     $ --
                                    ========     ========    ========     ====


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                                    Fidelity Variable Insurance
                                                    ---------------------------
                                                         Products Fund III
                                                         -----------------

                                                               VIP III
                                                         Growth Opportunities
                                                              Sub-Account
                                                         -------------------
                                                          2001         2000
                                                         ------      -------
Income:
Dividends and capital gain distributions                 $   --      $    --
Realized and Unrealized gains (losses) on
    investments:
Realized gain (loss) on sale of fund
    shares                                                   26           --
Change in unrealized appreciation
    (depreciation) during the year                        1,629           --
                                                         ------      -------
Net increase (decrease) in
     net assets from operations                          $1,655      $    --
                                                         ======      =======


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                           Goldman Sachs Variable Insurance Trust
                                           --------------------------------------

                                                 VIT                     VIT
                                           Capital Growth          Core U.S. Equity
                                             Sub-Account              Sub-Account
                                         -------------------     -------------------
                                           2001        2000        2001        2000
                                         -------      ------     -------      ------
Income:
Dividends and capital gain
    distributions                        $    28      $   --     $   106      $   --
Realized and Unrealized gains
    (losses) on investments:
Realized gain (loss) on sale of fund
    shares                                    (4)         --          22          --
Change in unrealized appreciation
    (depreciation) during the year          (203)         --      (1,236)         --
                                         -------      ------     -------      ------
Net increase (decrease) in
     net assets from operations          $  (179)     $   --     $(1,108)     $   --
                                         =======      ======     =======      ======

See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                         Goldman Sachs Variable Insurance Trust
                                         --------------------------------------

                                                VIT                  VIT
                                           Global Income       Growth & Income
                                            Sub-Account          Sub-Account
                                        ------------------    -----------------
                                         2001        2000      2001       2000
                                        ------      ------    ------     ------
Income:
Dividends and capital gain
    distributions                       $   42      $   --    $  315     $   --
Realized and Unrealized gains
    (losses) on investments:
Realized gain (loss) on sale of fund
    shares                                   6          --        80         --
Change in unrealized appreciation
    (depreciation) during the year
                                           (20)         --     3,211         --
                                        ------      ------    ------     ------
Net increase (decrease) in
     net assets from operations         $   28      $   --    $3,606     $   --
                                        ======      ======    ======     ======


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                                The Montgomery Funds III
                                                ------------------------

                                          Emerging Markets          Growth
                                            Sub-Account           Sub-Account
                                         -----------------     -----------------
                                          2001       2000       2001       2000
                                         -----      ------     -----      ------
Income:
Dividends and capital gain
    distributions                        $  --      $   --     $ 254      $   --
Realized and Unrealized gains
    (losses) on investments:
Realized gain (loss) on sale of fund
    shares                                  (8)         --       (12)         --
Change in unrealized appreciation
    (depreciation) during the year         632          --      (460)         --
                                         -----      ------     -----      ------
Net increase (decrease) in
     net assets from operations          $ 624      $   --     $(218)     $   --
                                         =====      ======     =====      ======


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                                       Seligman Portfolios, Inc.
                                                       -------------------------

                                             Communications
                                              & Information               Frontier
                                               Sub-Account               Sub-Account
                                         ----------------------      --------------------
                                           2001          2000          2001         2000
                                         --------      --------      --------      ------
Income:
Dividends and capital gain
    distributions                        $ 30,067      $      4      $    118      $   --
Realized and Unrealized gains
    (losses) on investments:
Realized gain (loss) on sale of fund
    shares                                   (206)           (5)           (2)         --
Change in unrealized appreciation
    (depreciation) during the year        (22,487)         (130)          (38)         --
                                         --------      --------      --------      ------
Net increase (decrease) in
     net assets from operations          $  7,374      $   (131)     $     78      $   --
                                         ========      ========      ========      ======

See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                                Seligman Portfolios, Inc.
                                                -------------------------

                                         Global Technology      Small-Cap Value
                                            Sub-Account           Sub-Account
                                         -----------------     -----------------
                                           2001       2000       2001       2000
                                         -------      ----     -------      ----
Income:
Dividends and capital gain
    distributions                        $ 1,811      $ --     $    70      $ --
Realized and Unrealized gains
    (losses) on investments:
Realized gain (loss) on sale of fund
    shares                                  (401)       --      (2,099)       --
Change in unrealized appreciation
    (depreciation) during the year          (952)       --       5,412        --
                                         -------      ----     -------      ----
Net increase (decrease) in
     net assets from operations          $   458      $ --     $ 3,383      $ --
                                         =======      ====     =======      ====


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                       Statements of Changes in Net Assets

                For the periods ended December 31, 2001 and 2000

                                                   The Alger American Fund
                                                   -----------------------

                                       Small Capitalization              Growth
                                            Sub-Account                Sub-Account
                                      ----------------------     ------------------------
                                         2001          2000         2001           2000
                                      ---------      -------     ---------      ---------
Increase in net assets from
  operations:
Net investment income (loss)          $       2      $    --     $   7,059      $      --
Realized gains (losses)                     (27)          --        (9,785)            --
Unrealized appreciation
    (depreciation) during
    the year                                 53           --        (9,371)            (6)
                                      ---------      -------     ---------      ---------
Net increase (decrease) in
    net assets from operations               28           --       (12,097)            (6)
                                      ---------      -------     ---------      ---------

Contract transactions:
Payments received from
    contract owners                       1,536           --       138,562         10,043
Transfers between sub-
   accounts (including
   fixed account), net                   10,633           --        46,876          3,079
Contract maintenance charges               (668)          --       (16,866)          (214)
                                      ---------      -------     ---------      ---------
Net increase in
   net assets from contract
   transactions                          11,501           --       168,572         12,908
                                      ---------      -------     ---------      ---------

Total increase
   in net assets                         11,529           --       156,475         12,902

Net assets at beginning of period            --           --        12,902             --
                                      ---------      -------     ---------      ---------

Net assets at end of period           $  11,529      $    --     $ 169,377      $  12,902
                                      =========      =======     =========      =========

See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                                      The Alger American Fund
                                                      -----------------------

                                            MidCap Growth               Leveraged AllCap
                                             Sub-Account                   Sub-Account
                                      ------------------------      ------------------------
                                         2001           2000           2001           2000
                                      ---------      ---------      ---------      ---------
Increase in net assets from
  operations:
Net investment income (loss)          $  24,953      $      --      $     913      $      --
Realized gains (losses)                  (3,947)            --         (8,554)            --
Unrealized appreciation
    (depreciation) during
    the year                            (20,493)           327         (3,790)           (36)
                                      ---------      ---------      ---------      ---------
Net increase (decrease) in
    net assets from operations              513            327        (11,431)           (36)
                                      ---------      ---------      ---------      ---------

Contract transactions:

Payments received from
    contract owners                     286,262          8,581        240,629          8,113
Transfers between sub-
   accounts (including
   fixed account), net                   59,198            185        (23,405)           150
Contract maintenance charges            (12,134)          (144)       (10,647)          (116)
                                      ---------      ---------      ---------      ---------
Net increase in
   net assets from contract
   transactions                         333,326          8,622        206,577          8,147
                                      ---------      ---------      ---------      ---------

Total increase
   in net assets                        333,839          8,949        195,146          8,111

Net assets at beginning of period         8,949             --          8,111             --
                                      ---------      ---------      ---------      ---------

Net assets at end of period           $ 342,788      $   8,949      $ 203,257      $   8,111
                                      =========      =========      =========      =========

See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                                Berger Institutional Products Trust
                                                -----------------------------------

                                                 IPT                   IPT Small Company
                                            International                   Growth
                                             Sub-Account                  Sub-Account
                                      ------------------------     ------------------------
                                        2001            2000          2001           2000
                                      ---------      ---------     ---------      ---------
Increase in net assets from
  operations:
Net investment income (loss)          $     682      $       1     $     127      $       2
Realized gains (losses)                    (316)            --          (442)            --
Unrealized appreciation
    (depreciation) during
    the year                                  8             60        (1,492)            58
                                      ---------      ---------     ---------      ---------
Net increase (decrease) in
    net assets from operations              374             61        (1,807)            60
                                      ---------      ---------     ---------      ---------

Contract transactions:
Payments received from
    contract owners                     238,034          2,600         3,674          1,727
Transfers between sub-
   accounts (including
   fixed account), net                    5,510            187        11,551            167
Contract maintenance charges             (2,156)            --        (3,001)            --
                                      ---------      ---------     ---------      ---------
Net increase in
   net assets from contract
   transactions                         241,388          2,787        12,224          1,894
                                      ---------      ---------     ---------      ---------

Total increase
   in net assets                        241,762          2,848        10,417          1,954
                                      ---------      ---------     ---------      ---------

Net assets at beginning of period         2,848             --         1,954             --
                                      ---------      ---------     ---------      ---------

Net assets at end of period           $ 244,610      $   2,848     $  12,371      $   1,954
                                      =========      =========     =========      =========

See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                                 Dreyfus Variable Investment Fund
                                                 --------------------------------

                                           Growth & Income                Appreciation
                                             Sub-Account                   Sub-Account
                                      ------------------------      -------------------------
                                         2001           2000           2001           2000
                                      ---------      ---------      ---------      ----------
Increase in net assets from
  operations:
Net investment income (loss)          $   1,448      $      69      $     617      $       --
Realized gains (losses)                    (229)            --           (203)             --
Unrealized appreciation
   (depreciation) during
    the year                              2,068            (27)        (1,488)             --
                                      ---------      ---------      ---------      ----------
Net increase (decrease) in
    net assets from operations            3,287             42         (1,074)             --
                                      ---------      ---------      ---------      ----------

Contract transactions:
Payments received from
    contract owners                      91,202          3,464         69,965              --
Transfers between sub-
   accounts (including
   fixed account), net                  116,794            292         11,302              --
Contract maintenance charges            (12,567)            --         (7,868)             --
                                      ---------      ---------      ---------      ----------
Net increase in
   net assets from contract
   transactions                         195,429          3,756         73,399              --
                                      ---------      ---------      ---------      ----------

Total increase
   in net assets                        198,716          3,798         72,325              --

Net assets at beginning of period         3,798             --             --              --
                                      ---------      ---------      ---------      ----------

Net assets at end of period           $ 202,514      $   3,798      $  72,325      $       --
                                      =========      =========      =========      ==========

See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                                      Dreyfus Variable
                                                      ----------------
                                                      Investment Fund
                                                      ---------------

                                                    Socially Responsible
                                                            Growth
                                                         Sub-Account
                                                 --------------------------
                                                   2001              2000
                                                 --------          --------
Increase in net assets from
  operations:
Net investment income (loss)                     $     41          $     --
Realized gains (losses)                              (526)               --
Unrealized appreciation
    (depreciation) during
    the year                                       (3,088)               --
                                                 --------          --------
Net increase (decrease) in
    net assets from operations                     (3,573)               --
                                                 --------          --------

Contract transactions:
Payments received from
    contract owners                                51,665                --
Transfers between sub-
   accounts (including
   fixed account), net                             25,460                43
Contract maintenance charges                       (6,391)               --
                                                 --------          --------
Net increase in
   net assets from contract
   transactions                                    70,734                43
                                                 --------          --------

Total increase
   in net assets                                   67,161                43

Net assets at beginning of period                      43                --
                                                 --------          --------

Net assets at end of period                      $ 67,204          $     43
                                                 ========          ========


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                                  Fidelity Variable Insurance Products Fund
                                                  -----------------------------------------

                                                  VIP                               VIP
                                                 Growth                        Money Market
                                               Sub-Account                      Sub-Account
                                      ----------------------------      ----------------------------
                                          2001             2000             2001             2000
                                      -----------      -----------      -----------      -----------
Increase in net assets from
  operations:
Net investment income (loss)          $     1,917      $        --      $     3,527      $       150
Realized gains (losses)                    (1,144)              --               --               --
Unrealized appreciation
   (depreciation) during
    the year                               (8,725)             (21)              --               --
                                      -----------      -----------      -----------      -----------
Net increase (decrease) in
    net assets from operations             (7,952)             (21)           3,527              150
                                      -----------      -----------      -----------      -----------

Contract transactions:
Payments received from
    contract owners                        88,117            6,586        1,071,056           93,168
Transfers between sub-
   accounts (including
   fixed account), net                     36,176               43         (893,768)          (4,462)
Contract maintenance charges              (12,649)            (115)         (26,096)          (1,790)
                                      -----------      -----------      -----------      -----------
Net increase in
   net assets from contract
   transactions                           111,644            6,514          151,192           86,916
                                      -----------      -----------      -----------      -----------

Total increase
   in net assets                          103,692            6,493          154,719           87,066

Net assets at beginning of period           6,493               --           87,066               --
                                      -----------      -----------      -----------      -----------

Net assets at end of period           $   110,185      $     6,493      $   241,785      $    87,066
                                      ===========      ===========      ===========      ===========

See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                          Fidelity Variable Insurance Products Fund
                                          -----------------------------------------

                                         VIP High Income            VIP Overseas
                                           Sub-Account               Sub-Account
                                      ---------------------     ---------------------
                                        2001          2000        2001          2000
                                      --------      -------     --------      -------
Increase in net assets from
  operations:
Net investment income (loss)          $     --      $    --     $     --      $    --
Realized gains (losses)                    (35)          --          (76)          --
Unrealized appreciation
   (depreciation) during
    the year                              (593)          --       (1,505)          --
                                      --------      -------     --------      -------
Net increase (decrease) in
    net assets from operations            (628)          --       (1,581)          --
                                      --------      -------     --------      -------

Contract transactions:
Payments received from
    contract owners                      1,677           --        2,652           --
Transfers between sub-
   accounts (including
   fixed account), net                   8,482           --       35,893           --
Contract maintenance charges              (607)          --       (1,286)          --
                                      --------      -------     --------      -------
Net increase in
   net assets from contract
   transactions                          9,552           --       37,259           --
                                      --------      -------     --------      -------

Total increase
   in net assets                         8,924           --       35,678           --

Net assets at beginning of period           --           --           --           --
                                      --------      -------     --------      -------

Net assets at end of period           $  8,924      $    --     $ 35,678      $    --
                                      ========      =======     ========      =======

See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                           Fidelity Variable Insurance Products Fund II
                                           --------------------------------------------

                                              VIP II                        VIP II
                                           Asset Manager                  Contrafund
                                            Sub-Account                   Sub-Account
                                      ------------------------      ------------------------
                                         2001           2000          2001           2000
                                      ---------      ---------      ---------      ---------
Increase in net assets from
  operations:
Net investment income (loss)          $     173      $      --      $      77      $      --
Realized gains (losses)                    (160)            23           (100)            --
Unrealized appreciation
   (depreciation) during
    the year                                593            (11)          (359)            --
                                      ---------      ---------      ---------      ---------
Net increase (decrease) in
    net assets from operations              606             12           (382)            --
                                      ---------      ---------      ---------      ---------

Contract transactions:
Payments received from
    contract owners                     192,024          1,549          3,637             --
Transfers between sub-
   accounts (including
   fixed account), net                    8,765             --         13,722             43
Contract maintenance charges             (6,644)          (443)        (1,839)            --
                                      ---------      ---------      ---------      ---------
Net increase in
   net assets from contract
   transactions                         194,145          1,106         15,520             43
                                      ---------      ---------      ---------      ---------

Total increase
   in net assets                        194,751          1,118         15,138             43

Net assets at beginning of period         1,118             --             43             --
                                      ---------      ---------      ---------      ---------

Net assets at end of period           $ 195,869      $   1,118      $  15,181      $      43
                                      =========      =========      =========      =========

See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                          Fidelity Variable Insurance Products Fund II
                                          --------------------------------------------

                                              VIP II                      VIP II
                                             Index 500               Investment Grade
                                            Sub-Account                 Sub-Account
                                      ------------------------     ----------------------
                                         2001           2000          2001          2000
                                      ---------      ---------     ---------      -------
Increase in net assets from
  operations:
Net investment income (loss)          $     101      $      --     $   7,229      $    --
Realized gains (losses)                    (878)            --         2,013           --
Unrealized appreciation
   (depreciation) during
    the year                            (16,132)             7         3,013           --
                                      ---------      ---------     ---------      -------
Net increase (decrease) in
    net assets from operations          (16,909)             7        12,255           --
                                      ---------      ---------     ---------      -------

Contract transactions:
Payments received from
    contract owners                     112,397          1,731       294,588           --
Transfers between sub-
   accounts (including
   fixed account), net                  284,571            167        27,201           --
Contract maintenance charges            (23,965)            --        (8,509)          --
                                      ---------      ---------     ---------      -------
Net increase in
   net assets from contract
   transactions                         373,003          1,898       313,280           --
                                      ---------      ---------     ---------      -------

Total increase
   in net assets                        356,094          1,905       325,535           --

Net assets at beginning of period         1,905             --            --           --
                                      ---------      ---------     ---------      -------

Net assets at end of period           $ 357,999      $   1,905     $ 325,535      $    --
                                      =========      =========     =========      =======

See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                                   Fidelity Variable Insurance
                                                   ---------------------------
                                                         Products Fund III
                                                         -----------------

                                                             VIP III
                                                       Growth Opportunities
                                                            Sub-Account
                                                      ----------------------
                                                        2001           2000
                                                      --------       -------
Increase in net assets from
  operations:
Net investment income (loss)                          $     --       $    --
Realized gains (losses)                                     26            --
Unrealized appreciation
   (depreciation) during
    the year                                             1,629            --
                                                      --------       -------
Net increase (decrease) in
    net assets from operations                           1,655            --
                                                      --------       -------

Contract transactions:
Payments received from
    contract owners                                     16,635            --
Transfers between sub-
   accounts (including
   fixed account), net                                   3,654            --
Contract maintenance charges                            (1,109)           --
                                                      --------       -------
Net increase in
   net assets from contract
   transactions                                         19,180            --
                                                      --------       -------

Total increase
   in net assets                                        20,835            --

Net assets at beginning of period                           --            --
                                                      --------       -------

Net assets at end of period                           $ 20,835       $    --
                                                      ========       =======


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                           Goldman Sachs Variable Insurance Trust
                                           --------------------------------------

                                                VIT                        VIT
                                          Capital Growth            Core U.S. Equity
                                            Sub-Account                Sub-Account
                                      ----------------------     ----------------------
                                         2001          2000         2001          2000
                                      ---------      -------     ---------      -------
Increase in net assets from
  operations:
Net investment income (loss)          $      28      $    --     $     106      $    --
Realized gains (losses)                      (4)          --            22           --
Unrealized appreciation
   (depreciation) during
    the year                               (203)          --        (1,236)          --
                                      ---------      -------     ---------      -------
Net increase (decrease) in
    net assets from operations             (179)          --        (1,108)          --
                                      ---------      -------     ---------      -------

Contract transactions:
Payments received from
    contract owners                       1,025           --       250,584           --
Transfers between sub-
   accounts (including
   fixed account), net                    5,586           --         8,934           --
Contract maintenance charges               (510)          --        (2,185)          --
                                      ---------      -------     ---------      -------
Net increase in
   net assets from contract
   transactions                           6,101           --       257,333           --
                                      ---------      -------     ---------      -------

Total increase
   in net assets                          5,922           --       256,225           --

Net assets at beginning of period            --           --            --           --
                                      ---------      -------     ---------      -------

Net assets at end of period           $   5,922      $    --     $ 256,225      $    --
                                      =========      =======     =========      =======

See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                          Goldman Sachs Variable Insurance Trust
                                          --------------------------------------

                                                VIT                      VIT
                                           Global Income           Growth & Income
                                            Sub-Account               Sub-Account
                                      ---------------------     ---------------------
                                        2001          2000        2001          2000
                                      --------      -------     --------      -------
Increase in net assets from
  operations:
Net investment income (loss)          $     42      $    --     $    315      $    --
Realized gains (losses)                      6           --           80           --
Unrealized appreciation
   (depreciation) during
    the year                               (20)          --        3,211           --
                                      --------      -------     --------      -------
Net increase (decrease) in
    net assets from operations              28           --        3,606           --
                                      --------      -------     --------      -------

Contract transactions:
Payments received from
    contract owners                         99           --        8,896           --
Transfers between sub-
   accounts (including
   fixed account), net                   1,380           --       56,183           --
Contract maintenance charges              (364)          --       (2,307)          --
                                      --------      -------     --------      -------
Net increase in
   net assets from contract
   transactions                          1,115           --       62,772           --
                                      --------      -------     --------      -------

Total increase
   in net assets                         1,143           --       66,378           --

Net assets at beginning of period           --           --           --           --
                                      --------      -------     --------      -------

Net assets at end of period           $  1,143      $    --     $ 66,378      $    --
                                      ========      =======     ========      =======

See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                              The Montgomery Funds III
                                              ------------------------

                                       Emerging Markets            Growth
                                          Sub-Account            Sub-Account
                                      ------------------     ------------------
                                        2001        2000       2001        2000
                                      --------      ----     --------      ----
Increase in net assets from
  operations:
Net investment income (loss)          $     --      $ --     $    254      $ --
Realized gains (losses)                     (8)       --          (12)       --
Unrealized appreciation
  (depreciation) during
    the year                               632        --         (460)       --
                                      --------      ----     --------      ----
Net increase (decrease) in
    net assets from operations             624        --         (218)       --
                                      --------      ----     --------      ----

Contract transactions:
Payments received from
    contract owners                      5,402        --          432        --
Transfers between sub-
   accounts (including
   fixed account), net                   4,953        --        2,328        --
Contract maintenance charges              (467)       --         (298)       --
                                      --------      ----     --------      ----
Net increase in
   net assets from contract
   transactions                          9,888        --        2,462        --
                                      --------      ----     --------      ----

Total increase
   in net assets                        10,512        --        2,244        --

Net assets at beginning of period           --        --           --        --
                                      --------      ----     --------      ----

Net assets at end of period           $ 10,512      $ --     $  2,244      $ --
                                      ========      ====     ========      ====


See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                                     Seligman Portfolios, Inc.
                                                     -------------------------

                                          Communications
                                           & Information                   Frontier
                                            Sub-Account                   Sub-Account
                                      ------------------------      ----------------------
                                         2001           2000           2001          2000
                                      ---------      ---------      ---------      -------
Increase in net assets from
  operations:
Net investment income (loss)          $  30,067      $       4      $     118      $    --
Realized gains (losses)                    (206)            (5)            (2)          --
Unrealized appreciation
   (depreciation) during
    the year                            (22,487)          (130)           (38)          --
                                      ---------      ---------      ---------      -------
Net increase (decrease) in
    net assets from operations            7,374           (131)            78           --
                                      ---------      ---------      ---------      -------

Contract transactions:
Payments received from
    contract owners                     200,708          7,515          2,391           --
Transfers between sub-
   accounts (including
   fixed account), net                  112,234            106             58           --
Contract maintenance charges            (11,234)          (143)           (93)          --
                                      ---------      ---------      ---------      -------
Net increase in
   net assets from contract
   transactions                         301,708          7,478          2,356           --
                                      ---------      ---------      ---------      -------

Total increase
   in net assets                        309,082          7,347          2,434           --

Net assets at beginning of period         7,347             --             --           --
                                      ---------      ---------      ---------      -------

Net assets at end of period           $ 316,429      $   7,347      $   2,434      $    --
                                      =========      =========      =========      =======

See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                For the periods ended December 31, 2001 and 2000

                                                  Seligman Portfolios, Inc.
                                                  -------------------------

                                         Global Technology           Small-Cap Value
                                            Sub-Account                Sub-Account
                                      ----------------------     ----------------------
                                         2001          2000         2001          2000
                                      ---------      -------     ---------      -------
Increase in net assets from
  operations:
Net investment income (loss)          $   1,811      $    --     $      70      $    --
Realized gains (losses)                    (401)          --        (2,099)          --
Unrealized appreciation
    (depreciation) during
    the year                               (952)          --         5,412           --
                                      ---------      -------     ---------      -------
Net increase (decrease) in
    net assets from operations              458           --         3,383           --
                                      ---------      -------     ---------      -------

Contract transactions:
Payments received from
    contract owners                          10           --       236,514           --
Transfers between sub-
   accounts (including
   fixed account), net                    9,995           --        30,653           --
Contract maintenance charges                (78)          --          (983)          --
                                      ---------      -------     ---------      -------
Net increase in
   net assets from contract
   transactions                           9,927           --       266,184           --
                                      ---------      -------     ---------      -------

Total increase
   in net assets                         10,385           --       269,567           --

Net assets at beginning of period            --           --            --           --
                                      ---------      -------     ---------      -------

Net assets at end of period           $  10,385      $    --     $ 269,567      $    --
                                      =========      =======     =========      =======

See accompanying Notes.

                 Canada Life of America Variable Life Account 1

                          Notes to Financial Statements

                                December 31, 2001

1.  Organization

Canada Life of America Variable Life Account 1 ("the Variable Account") was initially established on July 22, 1988 as a separate investment account of Canada Life Insurance Company of America ("CLICA" or the "Company"). The Variable Account became operational during 2000 and supports the Canada Life Prestige Series Variable Universal Life ("Prestige VUL") policies issued by CLICA. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.

The assets of Variable Life Account 1 are the property of CLICA. The portion of the Variable Account assets applicable to the policies will not be charged with liabilities arising out of any other business CLICA may conduct.

As of December 31, 2001 the Variable Account consisted of twenty-eight investment sub-accounts available to the policyholders each of which invests in an independently managed mutual fund portfolio ("fund"). The funds and the date of initial investment (inception) during 2000 and 2001, respectively, are as follows:

The Alger American Fund (Alger American):
     Small Capitalization (initial investment - February 2001)
     Growth (initial investment - December 2000)
     MidCap Growth (initial investment - December 2000)
     Leveraged AllCap (initial investment - December 2000)

Berger Institutional Products Trust (Berger Trust):
     IPT International (initial investment - December 2000)
     IPT Small Company Growth (initial investment - December 2000)

Dreyfus Variable Investment Fund (Dreyfus):
     Growth & Income (initial investment - December 2000)
     Appreciation (initial investment - January 2001)
     Socially Responsible Growth (initial investment - December 2000)

Fidelity Variable Insurance Products Fund (Fidelity VIP):
     VIP Growth (initial investment - December 2000)
     VIP Money Market (initial investment - November 2000)
     VIP High Income (initial investment - April 2001)
     VIP Overseas (initial investment - January 2001)

                 Canada Life of America Variable Life Account 1

                                December 31, 2001

1.  Organization (continued)

Fidelity Variable Insurance Products Fund II (Fidelity VIP II):
     VIP II Asset Manager (initial investment - November 2000)
     VIP II Contrafund (initial investment - December 2000)
     VIP II Index 500 (initial investment - December 2000)
     VIP II Investment Grade Bond (initial investment - January 2001)

Fidelity Variable Insurance Products Fund III (Fidelity VIP III):
     VIP III Growth Opportunities (initial investment - March 2001)

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
     VIT Capital Growth (initial investment - March 2001)
     VIT Core U.S. Equity (initial investment - March 2001)
     VIT Global Income (initial investment - April 2001)
     VIT Growth & Income (initial investment - March 2001)

The Montgomery Funds III (Montgomery):
    Emerging Markets (initial investment - March 2001)
    Growth (initial investment - March 2001)

Seligman Portfolios, Inc. (Seligman):
    Communications and Information (initial investment - December 2000) Frontier (initial investment - May 2001)
    Global Technology (initial investment - October 2001)
    Small-Cap Value (initial investment - May 2001)

The Prestige VUL policies allow the policyholders to specify the allocation of their net premiums to the various funds. They can also transfer their account values among the funds. The Prestige VUL product also provides the policyholders the option to allocate their net premiums, or to transfer their account values to a Fixed Account ("FA") in the Company's General Account, which guarantees principal and a rate of interest to the policyholder.

                 Canada Life of America Variable Life Account 1

                                December 31, 2001

2.  Significant Accounting Policies

Investments

Investments in shares of the funds are valued at the reported net asset values of the respective portfolios. Realized gains and losses are computed on the basis of average cost. The difference between cost and current market value of investments owned is recorded as an unrealized gain or loss on investments.

Dividends

Dividends and capital gain distributions are recorded on the ex-dividend date and reflect the dividends declared by the funds from their accumulated net investment income and net realized investment gains. Except for Fidelity VIP Money Market, whose dividends are declared daily and paid monthly, dividends in all other Sub-accounts are declared and paid annually. Dividends paid to Variable Life Account are reinvested in additional shares of the respective Sub-accounts at the net asset value per share.

Policy Deductions

The Prestige VUL policies, provide for certain deductions for sales and tax loads from premium payments received from the policyholders. These deductions are taken by the Company prior to the purchase of fund shares. In addition, surrender charges and taxes are deducted from amounts paid to policyholders. Such deductions are taken after the redemption of sub-account units in the Separate Account.

Policy Loans

The Prestige VUL policies allow the policyholders to borrow against their policies by using them as collateral for a loan. At the time of borrowing against the policies, an amount equal to the loan amount is transferred from the Variable Life Account sub-accounts to the Fixed Account in the Company's General Account to secure the loan. As payments are made on the policy loan, amounts are transferred back from the Fixed Account to the Variable Life Account. Interest is credited to the balance in the Fixed Account at a fixed rate. The Fixed Account is not variable in nature and is not included in these Separate Account statements.

                 Canada Life of America Variable Life Account 1

                                December 31, 2001

2.   Significant Accounting Policies (continued)

Federal Income Taxes

The Variable Life Account is not taxed separately because the operations of the Variable Life Account will be included in the federal income tax return of the Company, which is taxed as a "life insurance company" under the provisions of the Internal Revenue Code.

Other

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

                 Canada Life of America Variable Life Account 1

                                December 31, 2001

3.  Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001, were as follows:

                                                        Purchases        Sales
                                                       ----------     ----------
Alger American Fund
Small Capitalization                                   $   11,876     $      400
Growth                                                    245,141         79,281
MidCap Growth                                             377,745         23,404
Leveraged AllCap                                          268,439         69,492

Berger Institutional Products Trust
IPT International                                         245,577          3,812
IPT Small Company Growth                                   16,156          4,240

Dreyfus Variable Investment Fund
Growth & Income                                           204,504          7,840
Appreciation                                               81,219          7,407
Socially Responsible Growth                                75,228          4,979

Fidelity Variable Insurance Products Fund
VIP Growth                                                123,772         11,354
VIP Money Market                                        1,049,724        894,974
VIP High Income                                            10,150            633
VIP Overseas                                               38,285          1,102

Fidelity Variable Insurance Products Fund II
VIP II Asset Manager                                      199,033          4,874
VIP II Contrafund                                          17,218          1,721
VIP II Index 500                                          388,537         16,304
VIP II Investment Grade Bond                              404,375         81,852

Fidelity Variable Insurance Products Fund III
VIP III Growth Opportunities                               19,849            642

Goldman Sachs Variable Insurance Trust
VIT Capital Growth                                          6,414            289
VIT Core U.S. Equity                                      258,866          1,404
VIT Global Income                                           1,655            492
VIT Growth & Income                                        64,796          1,628

The Montgomery Funds III
Emerging Markets                                           10,211            331
Growth                                                      2,856            151

Seligman Portfolios, Inc.
Communications & Information                              342,135         10,562
Frontier                                                    2,511             40
Global Technology                                          19,183          7,846
Small-Cap Value                                           387,734        123,579
                                                       ----------     ----------
                                                       $4,873,189     $1,360,634
                                                       ==========     ==========

                 Canada Life of America Variable Life Account 1

                                December 31, 2001

4.  Expenses and Related Party Transactions

CLICA assumes mortality and expense risks related to the operations of the Variable Life Account and deducts a charge at each monthly processing date equal to an annual rate of .35% of the net asset value of each sub-account for the first 10 policy years and .10% thereafter. A cost of insurance charge based on the age and underwriting class of each policyholder is deducted at each monthly processing date to cover the cost of insurance protection under the policy. In addition, expense charges and administration fees are deducted at each monthly processing date to reimburse CLICA for underwriting, acquisition and policy maintenance costs.

                 Canada Life of America Variable Life Account 1

                                December 31, 2001

5.  Changes in Units Outstanding

The changes in units outstanding for the periods ended December 31, 2001 and 2000 were as follows:

                                       The Alger American Fund

                  Small Capitalization        Growth            MidCap Growth
                       Sub-Account          Sub-Account          Sub-Account
                       -----------          -----------          -----------
                    2001        2000    2001         2000    2001         2000
                    ----        ----    ----         ----    ----         ----
Units Issued         284           -    2,393         158    7,834         191
Units Redeemed       (15)          -     (230)         (3)    (286)         (3)
                   ------------------  -------------------  -------------------

Net Increase         269           -    2,163         155    7,548         188
                   ==================  ===================  ===================

                 The Alger American Fund
                       (continued)         Berger Institutional Products Trust

                    Leveraged AllCap      IPT International   IPT Small Company
                       Sub-Account          Sub-Account       Growth Sub-Account
                       -----------          -----------       ------------------
                    2001        2000     2001         2000     2001       2000
                    ----        ----     ----         ----     ----       ----
Units Issued        5,874        167    22,879         213      956        89
Units Redeemed     (1,122)        (2)     (200)          -     (199)        -
                 --------------------  --------------------   -----------------

Net Increase          269        165    22,679         213      757        89
                 ====================  ====================  ==================

                                Dreyfus Variable Investment Fund

                    Growth & Income       Appreciation      Socially Responsible
                      Sub-Account          Sub-Account       Growth Sub-Account
                      -----------          -----------       ------------------
                    2001        2000     2001        2000     2001       2000
                    ----        ----     ----        ----     ----       ----
Units Issued       6,804         115     2,081        -      2,274         1
Units Redeemed      (414)          -      (205)       -       (196)        -
                 --------------------  -------------------  -------------------

Net Increase       6,390         115     1,876        -      2,078         1
                 ====================  ===================  ===================

                             Fidelity Variable Insurance Products Fund

                       VIP Growth        VIP Money Market     VIP High Income
                      Sub-Account           Sub-Account        Sub-Account
                      -----------           -----------        -----------
                    2001        2000       2001       2000    2001       2000
                    ----        ----       ----       ----    ----       ----
Units Issued       1,738          80     312,585    27,674     333         -
Units Redeemed      (187)          1    (269,565)    1,858     (21)        -
                 --------------------  --------------------  ------------------

Net Increase       1,551          79      43,020    25,816     312         -
                 ====================  ====================  ==================

                      VIP Overseas
                      Sub-Account
                      -----------
                    2001         2000
                    ----         ----
Units Issued        1,523           -
Units Redeemed        (51)          -
                 ----------------------

Net Increase        1,472           -
                 ======================

                 Canada Life of America Variable Life Account 1

                                December 31, 2001

5.  Changes in Units Outstanding (continued)

                         Fidelity Variable Insurance Products Fund II

                 VIP II Asset Manager  VIP II Contrafund    VIP II Index 500
                      Sub-Account         Sub-Account          Sub-Account
                      -----------         -----------          -----------
                   2001        2000      2001      2000     2001          2000
                   ----        ----      ----      ----     ----          ----
Units Issued       6,390         48       613         1     2,461          10
Units Redeemed      (214)       (14)      (67)        -      (155)          -
                  -------------------  ------------------  --------------------

Net Increase       6,176         34       546         1     2,306          10
                  ===================  ==================  ====================

                  Fidelity Variable Insurance        Fidelity Variable Insurance
                  Products Fund II (continued)             Products Fund III

                  VIP II Investment Grade                   VIP III Growth
                       Bond Sub-Account                Opportunities Sub-Account
                       ----------------                -------------------------
                      2001          2000                  2001          2000
                      ----          ----                  ----          ----
Units Issued           12,488          -                  1,171           -
Units Redeemed           (327)         -                    (62)          -
                  -------------------------            -------------------------

Net Increase           12,161          -                  1,109           -
                  =========================            =========================

                           Goldman Sachs Variable Insurance Trust

                   VIT Capital Growth   VIT Core U.S. Equity   VIT Global Income
                       Sub-Account           Sub-Account          Sub-Account
                       -----------           -----------          -----------
                   2001          2000     2001       2000      2001       2000
                   ----          ----     ----       ----      ----       ----
Units Issued        567            -     22,789       -        123           -
Units Redeemed      (45)           -       (196)      -        (30)          -
                  --------------------  --------------------  -----------------

Net Increase        522            -     22,593       -         93           -
                  ====================  ====================  =================

                Goldman Sachs Variable
               Insurance Trust (continued)        The Montgomery Funds III

                   VIT Growth & Income      Emerging Markets         Growth
                       Sub-Account             Sub-Account         Sub-Account
                       -----------             -----------         -----------
                     2001          2000     2001        2000     2001      2000
                     ----          ----     ----        ----     ----      ----
Units Issued         7,158            -     1,515          -      172        -
Units Redeemed        (246)           -       (68)         -      (20)       -
                  -----------------------  -------------------  ---------------

Net Increase         6,912            -     1,447          -      152        -
                  =======================  ===================  ================

                 Canada Life of America Variable Life Account 1

                                December 31, 2001

5.  Changes in Units Outstanding (continued)

                                 Seligman Portfolios, Inc.

                  Communications &           Frontier        Global Technology
               Information Sub-Account      Sub-Account         Sub-Account
               -----------------------      -----------         -----------
                  2001         2000      2001        2000    2001         2000
                  ----         ----      ----        ----    ----         ----
Units Issued     10,064         243       139          -      643           -
Units Redeemed     (370)          -        (5)         -       (5)          -
                ----------------------  ------------------  --------------------

Net Increase      9,694         243       134          -      638           -
                ======================  ==================  ====================


                   Small-Cap Value
                      Sub-Account

                    2001       2000
                    ----       ----
Units Issued       20,705         -
Units Redeemed        (78)        -
                --------------------

Net Increase       20,627         -
                ====================

                 Canada Life of America Variable Life Account 1

                                December 31, 2001

6.  Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for each of the periods ended December 31, 2001 and 2000, follows:

                                                           Net Assets                 Expenses as a % of
                                 Units         ------------------------------------          Daily               Total
                              Outstanding         Unit Value           (000s)          Net Asset Values          Return
                              -----------         ----------           ------          ----------------          ------
The Alger American Fund
Small Capitalization
--------------------
2001*                               269            $  42.86          $     12                .35%                -25.11%

Growth
------
2001                              2,318              $73.07          $    169                .35%                -15.92%
2000*                               156               82.85                13                .35%                 -0.87%

MidCap Growth
-------------
2001                              7,736            $  44.31          $    343                .35%                 -6.52%
2000*                               189               47.40                 9                .35%                  6.72%

Leveraged AllCap
----------------
2001                              4,917            $  41.34          $    203                .35%                -15.92%
2000*                               165               49.17                 8                .35%                 -0.87%

Berger Institutional Products Trust
IPT International
-----------------
2001                             22,892            $  10.69          $    245                .35%                -20.22%
2000*                               213               13.40                 3                .35%                  2.49%

IPT Small Company Growth
------------------------
2001                                846            $  14.62          $     12                .35%                -33.48%
2000*                                89               21.98                 2                .35%                  5.33%

Dreyfus Variable Investment Fund
Growth & Income
---------------
2001                              6,505            $  31.13          $    203                .35%                 -5.84%
2000*                               115               33.06                 4                .35%                  3.55%

Appreciation
------------
2001*                             1,876            $  38.55          $     72                .35%                 -7.31%

Socially Responsible Growth
---------------------------
2001                              2,079            $  32.33          $     67                .35%                -22.58%
2000*                                 1               41.76                 -                .35%                 -0.35%


                 Canada Life of America Variable Life Account 1

                                December 31, 2001

6.  Unit Values (Continued)

                                                           Net Assets                 Expenses as a % of
                                 Units         ------------------------------------          Daily               Total
                              Outstanding         Unit Value           (000s)          Net Asset Values          Return
                              -----------         ----------           ------          ----------------          ------
Fidelity Variable Insurance
Products Fund
VIP Growth
----------
2001                              1,630           $   67.60          $    110                .35%                -17.62%
2000*                                79               82.06                 6                .35%                 -0.32%

VIP Money Market
----------------
2001                             68,836           $    3.51          $    242                .35%                  4.15%
2000*                            25,816                3.37                87                .35%                  0.98%

VIP High Income
---------------
2001*                               312           $   28.60          $      9                .35%                 -7.25%

VIP Overseas
------------
2001*                             1,472           $   24.24          $     36                .35%                -22.26%

Fidelity Variable Insurance
Products Fund II
VIP II Asset Manager
--------------------
2001                              6,210           $   31.54          $    196                .35%                 -4.08%
2000*                                34               32.88                 1                .35%                 -2.45%

VIP II Contrafund
-----------------
2001                                547           $   27.75          $     15                .35%                -12.24%
2000*                                 1               31.62                 -                .35%                  3.11%

VIP II Index 500
----------------
2001                              2,316            $ 154.58          $    358                .35%                -12.10%
2000*                                11              175.86                 2                .35%                  0.47%

VIP II Investment Grade Bond
----------------------------
2001*                            12,161           $   26.77          $    326                .35%                  7.96%

Fidelity Variable Insurance
Products Fund III
VIP III Growth Opportunities
----------------------------
2001*                             1,109           $   18.79          $     21                .35%                 -5.67%


                 Canada Life of America Variable Life Account 1

                                December 31, 2001

6.  Unit Values (Continued)

                                                           Net Assets              Expenses as a % of
                                 Units         ------------------------------             Daily                Total
                              Outstanding         Unit Value        (000s)          Net Asset Values           Return
                              -----------         ----------        ------          ----------------           ------
Goldman Sachs Variable Insurance
Trust
VIT Capital Growth
------------------
2001*                               522            $  11.34         $    6                .35%                 -8.60%

VIT Core U.S. Equity
--------------------
2001*                            22,593            $  11.34         $  256                .35%                 -6.24%

VIT Global Income
-----------------
2001*                                93            $  12.29         $    1                .35%                 -2.04%

VIT Growth & Income
-------------------
2001*                             6,912            $   9.60         $   66                .35%                 -3.69%

The Montgomery Funds III
Emerging Markets
----------------
2001*                             1,447            $   7.26         $   11                .35%                 -7.75%

Growth
------
2001*                               152            $  14.76         $    2                .35%                -11.78%

Seligman Portfolios, Inc.
Communications & Information
----------------------------
2001                              9,937            $  31.84         $  316                .35%                  5.36%
2000*                               243               30.23              7                .35%                 -0.94%

Frontier
--------
2001*                               134            $  18.16         $    2                .35%                  1.18%

Global Technology
-----------------
2001*                               638            $  16.28         $   10                .35%                 11.77%

Small-Cap Value
---------------
2001*                            20,627            $  13.07         $  270                .35%                 11.90%


* The initial investment in this sub-account occurred during this period. Results are not annualized.

2001 STATUTORY FINANCIAL STATEMENTS
Canada Life Insurance Company of America with Report of Independent Auditors

                    CANADA LIFE INSURANCE COMPANY OF AMERICA

                         Statutory Financial Statements

                                December 31, 2001

                                    Contents


Report of Independent Auditors ................................................1
Statutory Balance Sheets ......................................................2
Statutory Statements of Operations ............................................3
Statutory Statements of Capital and Surplus ...................................4
Statutory Statements of Cash Flows ............................................5
Notes to Statutory Financial Statements .......................................6

                         REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------


Board of Directors
Canada Life Insurance Company of America

We have audited the accompanying statutory balance sheets of Canada Life Insurance Company of America as of December 31, 2001 and 2000, and the related statutory statements of operations, capital and surplus, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note B to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Michigan Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are also described in Note B. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Canada Life Insurance Company of America at December 31, 2001 and 2000, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canada Life Insurance Company of America at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting practices prescribed or permitted by the Michigan Insurance Department.

As discussed in Note B to the financial statements, in 2001, Canada Life Insurance Company of America changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Michigan Insurance Department.

                                       /s/ Ernst & Young LLP

Atlanta, Georgia
March 12, 2002

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                            STATUTORY BALANCE SHEETS
                   [in thousands of dollars except share data]


At December 31                                                                                2001             2000
----------------------------------------------------------------------------------------------------------------------
ADMITTED ASSETS
Investments [note C]
  Bonds                                                                                    $1,465,356       $1,325,626
  Mortgage loans                                                                              919,350          891,694
  Common and preferred stocks, including subsidiaries                                          15,202           17,960
  Real estate                                                                                   1,600            --
  Short-term investments                                                                        5,800           21,335
  Policy loans                                                                                    289            --
  Cash                                                                                          1,390              509
  Receivable for securities                                                                       397              265
  Other invested assets                                                                         6,447              842
----------------------------------------------------------------------------------------------------------------------
Total cash and investments                                                                  2,415,831        2,258,231
  Investment income due and accrued                                                            30,917           28,629
  Deferred tax asset                                                                            1,711            --
  Other assets                                                                                  --                 893
  Assets held in Separate Accounts [note H]                                                   503,097          552,828
----------------------------------------------------------------------------------------------------------------------
Total admitted assets                                                                      $2,951,556       $2,840,581
======================================================================================================================

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities
Policy liabilities
  Life and annuity reserves                                                                $1,751,072       $1,864,306
  Liability for deposit-type contracts                                                        484,988            --
  Guaranteed investment contracts                                                               --             206,656
  Other policy and contract liabilities                                                           610              248
----------------------------------------------------------------------------------------------------------------------
Total policy liabilities                                                                    2,236,670        2,071,210
  Interest maintenance reserve                                                                 23,349           26,103
  Amounts owing to parent and affiliates [note G]                                               3,999            2,854
  Reinsurance balances [note F]                                                                10,309           20,955
  Miscellaneous liabilities                                                                     7,720            3,710
  Asset valuation reserve                                                                      20,456           28,182
  Transfers to Separate Accounts due or accrued (net)                                         (11,311)         (11,653)
  Liabilities from Separate Accounts                                                          503,097          552,828
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                           2,794,289        2,694,189
----------------------------------------------------------------------------------------------------------------------
Capital and surplus [note J]
  Common stock - $10.00 par value, authorized - 25,000,000
    Shares; issued and outstanding - 500,000 shares                                             5,000            5,000
  Redeemable preferred stock - $10.00 par value, authorized -
    25,000,000 shares; issued and outstanding - 2,720,000 shares in 2001 and
    4,100,000 in 2000                                                                          27,200           41,000
  Paid-in surplus                                                                              76,000           76,000
  Accumulated surplus                                                                          49,067           24,392
----------------------------------------------------------------------------------------------------------------------
Total capital and surplus                                                                     157,267          146,392
----------------------------------------------------------------------------------------------------------------------
Total liabilities and capital and surplus                                                  $2,951,556       $2,840,581
======================================================================================================================

See accompanying Notes.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                       STATUTORY STATEMENTS OF OPERATIONS
                            [in thousands of dollars]


Years ended December 31                                               2001           2000          1999
----------------------------------------------------------------------------------------------------------
REVENUES
   Premiums for insurance and annuity considerations [note F]      $ 342,895      $ 187,135      $ 238,675
   Considerations for supplementary contracts
    and dividends left on deposit                                       --             --              559
   Net investment income [note C]                                    188,908        185,662        190,492
   Other income                                                        7,513         12,626          8,488
----------------------------------------------------------------------------------------------------------
Total revenues                                                       539,316        385,423        438,214
----------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Benefits paid or provided to policyholders
   Annuity                                                           289,676        431,130        391,819
   Life                                                                 --             --            1,306
   Supplementary contracts and dividends left on deposit                --             --            1,825
   Interest and adjustments on policy or deposit-type contract
    funds                                                             31,589           --             --
   Dividends to policyholders                                           --             --             (593)
   Increase (decrease) in actuarial reserves                         163,068        (62,222)        11,567
----------------------------------------------------------------------------------------------------------
Total benefits paid or provided to policyholders                     484,333        368,908        405,924

   Commissions and expense allowances on reinsurance assumed          13,673         12,208         13,392
   Commissions                                                         5,241          3,798          5,413
   General insurance expenses                                         11,641          7,821          7,970
   Taxes, licenses and fees                                              457            625            722
   Other expense                                                       1,370           --             --
   Transfers from Separate Accounts                                   (1,209)       (30,605)       (15,387)
----------------------------------------------------------------------------------------------------------
Total benefits and expenses                                          515,506        362,755        418,034
----------------------------------------------------------------------------------------------------------

   Gain from operations before federal income taxes and
     net realized capital losses                                      23,810         22,668         20,180
   Federal income taxes [note E]                                       8,464          7,236          1,593
----------------------------------------------------------------------------------------------------------

   Gain from operations before
     net realized capital losses                                      15,346         15,432         18,587
   Net realized capital losses [note C]                               (4,915)        (1,577)        (2,199)
----------------------------------------------------------------------------------------------------------
Net income                                                         $  10,431      $  13,855      $  16,388
==========================================================================================================

See accompanying Notes.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                   STATUTORY STATEMENTS OF CAPITAL AND SURPLUS
                            [in thousands of dollars]


Years ended December 31                                          2001           2000           1999
-----------------------------------------------------------------------------------------------------
Common stock at beginning and end of year                     $   5,000      $   5,000      $   5,000

Redeemable preferred stock at beginning  of year                 41,000         41,000         41,000
   Redemption of preferred stock                                (13,800)          --             --
                                                              ---------      ---------      ---------
Redeemable preferred stock at end of year                        27,200         41,000         41,000
                                                              ---------      ---------      ---------

Paid-in surplus at beginning and end of year                     76,000         76,000         76,000

Accumulated surplus at beginning of year                         24,392         33,670         19,584
   Net income                                                    10,431         13,855         16,388
   Change in surplus on account of:
    Net unrealized capital gains (losses)                        (8,831)        (5,610)         1,693
    Prior year federal income tax adjustment                       --           (2,212)          --
    Actuarial valuation basis                                    11,100           --             --
    Asset valuation reserve                                       7,726          2,980         (4,128)
    Adjustment for gain (loss) in currency exchange                  (6)           678            133
    Net deferred tax                                              3,244           --             --
    Cumulative effect of changes in accounting principles         4,001           --             --
    Nonadmitted assets                                           (2,990)          (469)          --
    Dividends to stockholder                                       --          (18,500)          --
-----------------------------------------------------------------------------------------------------
Accumulated surplus at end of year                               49,067         24,392         33,670
-----------------------------------------------------------------------------------------------------

Total capital and surplus                                     $ 157,267      $ 146,392      $ 155,670
=====================================================================================================

See accompanying Notes.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                       STATUTORY STATEMENTS OF CASH FLOWS
                            [in thousands of dollars]


Years ended December 31                                        2001           2000           1999
---------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
   Premiums, policy proceeds, and other considerations      $ 342,895      $ 187,135      $ 239,293
   Net investment income received                             177,817        176,775        179,786
   Benefits paid                                             (289,314)      (431,096)      (394,997)
   Insurance expenses paid                                    (30,361)       (24,656)       (26,971)
   Dividends paid to policyholders                               --             --             (558)
   Federal income taxes paid                                   (6,292)        (8,309)        (2,541)
   Other income                                                 7,513         12,626          8,488
   Other disbursements                                         (3,210)        (2,577)       (24,919)
   Net transfers from Separate Accounts                         1,551         30,351         13,871
---------------------------------------------------------------------------------------------------
Net cash provided (used) by operations                        200,599        (59,751)        (8,548)

INVESTING  ACTIVITIES
   Proceeds from sales, maturities, or
     repayments of investments:
    Bonds                                                     384,704        474,913        483,036
    Mortgage loans and real estate                             81,826         64,489         89,029
    Equity and other investments                                  913         40,999         11,626
   Cost of investments acquired:
    Bonds                                                    (526,918)      (455,591)      (470,134)
    Mortgage loans and real estate                           (113,211)       (52,509)       (83,911)
    Equity and other investments                               (1,060)       (23,215)       (18,944)
   Change in policy loans                                        (289)          --            9,333
   Taxes paid (recovered) on capital gains and losses             247         (6,304)        (2,508)
---------------------------------------------------------------------------------------------------
Net cash provided (used) by investments                      (173,788)        42,782         17,527

FINANCING AND MISCELLANEOUS ACTIVITIES
   Dividends to stockholder                                      --          (18,500)          --
   Redemption of redeemable preferred stock                   (13,800)          --             --
   Other sources (uses)                                       (27,665)        28,690        (17,526)
---------------------------------------------------------------------------------------------------
Net cash provided (used) by financing and miscellaneous       (41,465)        10,190        (17,526)
---------------------------------------------------------------------------------------------------
Net decrease in cash  and short-term investments              (14,654)        (6,779)        (8,547)

Cash and short-term investments - beginning of year            21,844         28,623         37,170
---------------------------------------------------------------------------------------------------
Cash and short-term investments - end of year               $   7,190      $  21,844      $  28,623
===================================================================================================

See accompanying Notes.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                December 31, 2001

NOTE A

Nature of Operations. Canada Life Insurance Company of America (CLICA or the Company) was incorporated on April 12, 1988 in the State of Michigan and is a wholly-owned subsidiary of The Canada Life Assurance Company (CLA), a stock life and accident and health insurance company. The Company's business consists primarily of group and individual annuity policies assumed from CLA. The Company's direct business consists of individual variable annuity and institutional investment products. The Company is licensed to sell its products in 48 states and the District of Columbia; however, its primary markets are California, Illinois, Arkansas, Missouri and Georgia. The Company's variable annuity products are sold by agents who are licensed and registered representatives of the Company's subsidiary, Canada Life of America Financial Services, Inc. as well as other independent agents.

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

NOTE B

Accounting Practices and Basis of Presentation. The accompanying financial statements have been prepared in accordance with accounting practices prescribed or permitted by the Office of Financial and Insurance Services for the State of Michigan, which practices differ from generally accepted accounting principles.

Effective January 1, 2001, the State of Michigan required that insurance companies domiciled in the State of Michigan prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual - Version effective January 1, 2001 subject to any deviations prescribed or permitted by the State of Michigan Insurance Commissioner.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual - Version effective January 1, 2001 are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to accumulated surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.

As a result of these changes, the Company reported a change of accounting principle, as an increase to accumulated surplus, of $4,001,000 as of January 1, 2001. Included in this total adjustment is an increase in accumulated surplus of $1,715,000 related to deferred tax assets, a decrease in accumulated surplus of $1,068,000 related to bond impairments and an increase in accumulated surplus of $3,354,000 related to interest rate swaps.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                December 31, 2001

NOTE B

Accounting Practices and Basis of Presentation (continued).

The statutory accounting principles (SAP) followed by the Company differ from generally accepted accounting principles (GAAP) primarily as follows:

     Investments: For SAP, all fixed maturities are reported at amortized cost less write-downs for certain temporary and other-than-temporary impairments, primarily based on their National Association of Insurance Commissioners (NAIC) rating. For SAP, the fair values of bonds and stocks are based on values specified by the NAIC versus a quoted or estimated fair value as required for GAAP.

     For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a component of shareholder's equity for those designated as available-for-sale.

     Credit tenant loans are classified as bonds for SAP and would be considered mortgage loans for GAAP.

     Changes between cost and admitted asset amounts of investment real estate are credited or charged directly to unassigned surplus rather than to income as would be the case for GAAP.

     Realized gains and losses on investments for SAP are reported in income, net of tax. Under GAAP, realized capital gains and losses would be reported in the income statement on a pre tax basis in the period the asset is sold.

     An interest maintenance reserve (IMR) is established under SAP and serves to defer the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. The deferred gains and losses are amortized into investment income over the remaining period to maturity based on groupings of individual investments sold in one to ten-year time periods. GAAP does not have a similar concept.

     Under SAP, an asset valuation reserve (AVR) is established and represents a provision for market and credit based fluctuations in the statement value of invested assets. It is determined by an NAIC prescribed formula and is reported as a liability rather than as a valuation allowance. The change in the AVR flows directly through surplus. Under GAAP a valuation allowance would be provided when there has been a decline in value deemed other-than-temporary, in which case the provision for such decline would be charged to earnings.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                December 31, 2001

NOTE B

Accounting Practices and Basis of Presentation (continued).

     Valuation allowances, if necessary, are established for mortgage loans based on (1) the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments and (2) a reduction to a maximum percentage of 75% of any loan to the value of the underlying real estate at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages. Under GAAP, valuation allowances would be established when the Company determines it is probable that it will be unable to collect all amounts due (both principal and interest) according to the contractual terms of the loan agreement. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus for SAP, rather than being included as a component of earnings as would be required for GAAP.

o Policy Acquisition Costs: For SAP, the cost of acquiring and renewing business are expensed when incurred. Under GAAP, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

o Nonadmitted Assets: Certain assets designated as "nonadmitted", principally software development costs, past due agents' balances and deferred tax assets that will not be realized within one year of the balance sheet date, would be included in GAAP assets but are excluded from the SAP balance sheets with changes therein credited or charged directly to unassigned surplus.

o Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

o Recognition of Premiums: For SAP, revenues for annuity policies with life contingencies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

o Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                December 31, 2001

NOTE B

Accounting Practices and Basis of Presentation (continued).

o Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. For SAP, commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

o Deferred Income Taxes: Effective January 1, 2001, deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Prior to January 1, 2001, deferred taxes were not provided for the differences between the financial statement amounts and tax bases of assets and liabilities. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

o Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as required for GAAP.

o Statement of Cash Flows: Cash and short term investments in the statement of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

o Investments: Bonds, mortgage loans, common stocks, preferred stocks, real estate, policy loans, short-term investments and derivative instruments are stated at values prescribed by the NAIC, as follows:

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                December 31, 2001

NOTE B

Accounting Practices and Basis of Presentation (continued).

     Bonds not backed by other loans, loan-backed bonds and structured securities are stated at amortized cost using the yield method including anticipated future cash flows and anticipated prepayments. Cash flows are updated periodically to reflect prepayments. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective adjustment method.

     Mortgage loans on real estate are stated at amortized cost using the straight-line method.

     Common stocks are stated at fair value.

     Preferred stocks are carried at actual cost.

     Investments in real estate or property acquired in satisfaction of debt are carried at depreciated cost less encumbrances.

     Policy loans are carried at the aggregate unpaid principal balance.

     Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying values reported in the balance sheet are at cost which approximates fair value.

     The Company utilizes derivative instruments where appropriate in the management of its asset/liability matching and to hedge against fluctuations in interest rates and foreign exchange rates. Options are valued at amortized cost. Futures and swaps are marked-to-market daily and gains and losses are recognized currently in earnings.

o Premiums and Annuity Considerations: Premium revenues are recognized when due for other than annuities, which are recognized when received.

o Separate Accounts: Separate Accounts are maintained to receive and invest premium payments under individual variable annuity and variable universal life policies issued by the Company. The assets and liabilities of the Separate Account are clearly identifiable and distinguishable from other assets and liabilities of the Company. The contractholder bears the investment risk. Separate Account assets are reported at fair value. The operations of the Separate Account are not included in the accompanying financial statements.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                December 31, 2001

NOTE B

Accounting Practices and Basis of Presentation (continued).

o Life Insurance and Annuity Reserves: All policies, except variable universal life, variable annuity and institutional investment products, were acquired through coinsurance reinsurance agreements with CLA. The reserves established meet the requirements of the Insurance Law and Regulations of the State of Michigan and are consistent with the reserving practices of CLA. Annual premium is assumed in the reserve calculation. For policies with premium frequency other than annual, the Company holds a separate reserve which is the present value of a death benefit of half of the gross premium for the balance of the policy premium paying period.

     Some policies promise a surrender value in excess of the reserve as legally computed. This excess is calculated on a policy by policy basis.

     Policies issued at premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction. For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is 45% of the gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated at the excess of the reserve based on rated mortality over that of standard mortality.

     At the end of 2001 and 2000, the Company had no insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of Michigan. The tabular interest and tabular cost have been determined from the basic data for the calculation of policy reserves. The tabular less actual reserve released and the tabular interest on funds not involving life contingencies have been determined by formula. Other increases are insignificant and relate to the Company valuing the deferred acquisition costs and/or back-end charges in connection with the variable annuity.

     All sub-standard annuities other than structured settlements are valued at their true ages, while structured settlements are valued using constant addition to the mortality rate at their true ages.

o Federal Income Tax: Federal income taxes are provided based on an estimate of the amount currently payable which may not bear a normal relationship to pretax income because of timing and other differences in the calculation of taxable income.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                December 31, 2001

NOTE B

Accounting Practices and Basis of Presentation (continued).

o Reclassifications: Certain 2000 amounts in the Company's statutory-basis financial statements have been reclassified to conform to the 2001 financial statement presentation


NOTE C

Investments.

The fair value for fixed maturities is based on values specified by the NAIC. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. The NAIC does not specify fair values for mortgage/asset-backed bonds, therefore carrying value is equal to fair value. The carrying value and the fair value of investments in bonds are summarized as follows (in thousands of dollars):

                                                         December 31, 2001
                                     --------------------------------------------------------
                                                       Gross         Gross
                                      Carrying      Unrealized     Unrealized          Fair
                                        Value          Gains         Losses           Value
---------------------------------------------------------------------------------------------
U. S. government obligations         $  143,946     $   23,301     $     (362)     $  166,885
All other corporate bonds               822,221         15,062        (11,155)        826,128
Public utilities                         66,629            870           (279)         67,220
Mortgage/Asset-backed securities        193,845           --             --           193,845
Foreign securities                      238,715          7,159           (329)        245,545
---------------------------------------------------------------------------------------------
Total fixed maturities               $1,465,356     $   46,392     $  (12,125)     $1,499,623
=============================================================================================

                                                         December 31, 2000
                                     --------------------------------------------------------
                                                       Gross         Gross
                                      Carrying      Unrealized     Unrealized          Fair
                                        Value          Gains         Losses           Value
---------------------------------------------------------------------------------------------
U. S. government obligations         $  207,195     $    5,326     $      (34)     $  212,487
All other corporate bonds               788,159          6,491        (19,212)        775,438
Public utilities                         66,720            232           (177)         66,775
Mortgage/Asset-backed
  Securities                             96,558           --             --            96,558
Foreign securities                      166,994          1,722         (3,600)        165,116
---------------------------------------------------------------------------------------------
Total fixed maturities               $1,325,626     $   13,771     $  (23,023)     $1,316,374
=============================================================================================

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                December 31, 2001

NOTE C

Investments (continued).

The carrying value and fair value of fixed maturity investments at December 31, 2001 by contractual maturity are shown below (in thousands of dollars). Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. In addition, Company requirements may result in sales before maturity.

                                          Carrying Value              Fair Value
--------------------------------------------------------------------------------
In 2002                                    $   31,715                 $   32,036
In 2003 - 2006                                285,125                    287,310
In 2007 - 2011                                213,050                    212,036
2012 and after                                741,621                    774,396
Mortgage/Asset-backed securities              193,845                    193,845
--------------------------------------------------------------------------------
Total Fixed Maturities                     $1,465,356                 $1,499,623
================================================================================

At December 31, 2001, and 2000, bonds with an admitted asset value of $4,671,000 and $4,704,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Information on mortgage loans at December 31 is as follows (in thousands of dollars):

                                                 2001                     2000
--------------------------------------------------------------------------------
Impaired loans                                 $  1,898                 $  4,238
Non-impaired loans                              917,452                  887,456
--------------------------------------------------------------------------------
Total mortgage loans                           $919,350                 $891,694
================================================================================

There was no income accrued or received on impaired loans in 2001 or 2000.

The maximum and minimum lending rates for commercial mortgage loans in 2001 were 10.25% and 5.95%, respectively. Fire insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings. During 2001, the Company did not reduce interest rates on any outstanding mortgage loan. Mortgages held by the Company on which interest was more than one year overdue were $1,898,000 and $2,329,000 at December 31, 2001 and 2000,
respectively.

The mortgage loans are typically collateralized by the related properties and the loan-to-value ratios at the date of loan origination generally do not exceed 75%. The Company's exposure to credit loss in the event of non-performance by the borrowers, assuming that the

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                December 31, 2001

NOTE C

Investments (continued).

associated collateral proved to be of no value, is represented by the outstanding principal and accrued interest balances of the respective loans. Non-admitted mortgage loans increased $1,369,000 and $946,000 in 2001 and 2000, respectively. At December 31, 2001 and 2000 the Company held no mortgages with prior outstanding liens.

Accumulated depreciation on investment real estate was $0 as of December 31, 2001.

Major categories of CLICA's net investment income for years ended December 31 are summarized as follows (in thousands of dollars):

                                                   2001         2000         1999
-----------------------------------------------------------------------------------
Income:
  Fixed maturities                               $105,834     $100,757     $ 98,453
  Equity securities                                   216        4,262        3,460
  Mortgage loans                                   82,865       81,461       87,871
  Real estate                                          73          525          101
  Short-term investments                            1,195        1,228        1,918
  Derivatives                                         994          511          305
  Policy loans                                          1         --             30
  Amortization of IMR                                 416          347          772
  Other income                                        258          137          629
-----------------------------------------------------------------------------------
Total investment income                           191,852      189,228      193,539
  Less: investment expenses                         2,918        3,426        2,811
             depreciation on real estate             --            140          236
             bank deposit - interest expense           26         --           --
-----------------------------------------------------------------------------------
Net investment income                            $188,908     $185,662     $190,492
===================================================================================

Due and accrued income was excluded from investment income on mortgage loans in foreclosure or delinquent more than ninety days and on bonds where the collection of income is uncertain. The total amount excluded as of December 31, 2001, 2000 and 1999 was $1,934,000, $612,000, and $0, respectively.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                December 31, 2001

NOTE C

Investments (continued).

Realized capital gains (losses) for years ended December 31 are reported net of federal income taxes and amounts transferred to the IMR and are summarized as follows (in thousands of dollars):

                                    2001         2000          1999
---------------------------------------------------------------------
Fixed maturities:
  Gross gains                    $  6,210      $ 22,361      $ 15,357
  Gross losses                    (11,508)       (2,528)       (9,419)
                                 --------      --------      --------
    Total fixed maturities         (5,298)       19,833         5,938
Equity securities:
  Gross gains                         118         4,321         2,163
  Gross losses                       (278)       (4,071)         (936)
                                 --------      --------      --------
    Total equity securities          (160)          250         1,227
Mortgage loans                       (725)         --             (12)
Real estate                          --          (2,615)         --
Derivative instruments             (1,751)          544        (5,031)
                                 --------      --------      --------
                                   (7,934)       18,012         2,122
Income tax benefit (expense)          681        (6,304)       (2,508)
Transfer to IMR                     2,338       (13,285)       (1,813)
---------------------------------------------------------------------
Net realized capital losses      $ (4,915)     $ (1,577)     $ (2,199)
=====================================================================

Unrealized capital gains and losses for equity securities are recorded directly to surplus. The change in the unrealized gains and losses on equity securities was $(2,605,000), $(2,940,000), and $(907,000) for the years ended December 31,
2001, 2000 and 1999, respectively. The accumulated gross unrealized gains and losses on unaffiliated equity securities at December 31 are as follows (in thousands of dollars):

                                          2001         2000         1999
-------------------------------------------------------------------------
Accumulated gross unrealized gains      $ 1,833      $ 2,946      $ 4,950
Accumulated gross unrealized losses      (4,535)      (3,043)      (2,107)
-------------------------------------------------------------------------
Net unrealized gains (losses)           $(2,702)     $   (97)     $ 2,843
=========================================================================

Market Risk: The Company's policies on market risk contain both the interest rate exposure and foreign currency exposure. Interest rate risk is the risk of loss due to changing interest rates when the future cash flows from the assets supporting the liabilities do not match the timing and the amount of the expected policy obligation payments. Foreign currency risk is the potential for losses resulting from adverse movements in foreign exchange rates in relation to the local currency.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                December 31, 2001

NOTE C

Investments (continued).

Futures: The futures program does not expose the Company to credit risk, since the counterparty is either a securities exchange or a clearinghouse. In order to participate in the futures markets, the Company is required to post initial margin that is equal to a small fraction of the market value of the underlying interest at the inception of the contract. When the Company is required to post margin (cash requirements), it posts it in T-Bills.

The Company's objective for using futures contracts is to protect margins by reducing the risk of changes in interest rates on its investment securities and to lock in spreads on committed loans.

Futures are marked-to-market daily, and gains and losses are recognized currently in earnings. The notional value at December 31, 2001 for all open futures was $23,347,000.

Swaps: There are potential losses due to the credit risk exposures for the swaps program. Credit risk is defined as the nonperformance by counterparties to the swap deals. The Company mitigates the credit risk by ensuring that each counterparty has a minimum A+ rating as defined by Standard & Poors. The potential exposure to credit risk is calculated by multiplying the notional principal amount by a factor dependent upon the derivative's remaining term to maturity. There are no cash requirements for swaps dealing.

The Company uses swaps to hedge interest rate and/or currency risk of its bonds and mortgages. In the case of currency risk, the Company uses swap contracts to convert Canadian dollar mortgage and bonds held for US portfolios into US dollars.

Swaps are carried at fair value with the change in fair value recognized currently in earnings. The notional value at December 31, 2001 for all open swaps was $15,000,000.


NOTE D

Concentration of Credit Risk. At December 31, 2001, CLICA held unrated or less-than-investment grade corporate bonds with a carrying value of $100,756,000, and an aggregate fair value of $96,832,000. These holdings amounted to 6.9% of the bond portfolio and 3.4% of CLICA's total admitted assets. The portfolio is well diversified by industry.

CLICA's mortgage portfolio is well diversified by region and property type with 16.7% in California (book value - $154,045,000), 12.1% in New York (book value - $111,844,000), 10.9% in Ohio (book value - $100,678,000), and with investments in the remainder of the states less than 10%. The investments consist of first mortgage liens. Significant outstanding balances on individual properties include $16,258,000 on an apartment property in Pennsylvania, $11,695,000 on an apartment property in New York, and $10,500,000 on a multi-family residential property in Ohio. All other mortgage loans have outstanding principal of less than $10,000,000.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                December 31, 2001

NOTE E

Federal Income Taxes.

The main components of the 2001 deferred tax amounts are as follows (in thousands of dollars):

       Deferred tax assets
           Life & A&H Reserves, and Deposit Fund Liabilities            $ 21,923
           Invested Assets                                                 4,171
           Deferred Acquisition Costs                                        748
           Other Expenses                                                    241
                                                                        --------
               Total deferred tax assets                                  27,083
           Less: non-admitted deferred tax assets                         25,368
                                                                        --------
               Admitted deferred tax assets                                1,715
       Deferred tax liabilities
           Accrued Dividends - common stock                                    4
                                                                        --------
              Total deferred tax liabilities                                   4
           Net admitted deferred tax asset                              $  1,711
                                                                        ========

During 2001 the non-admitted deferred tax asset increased by $3,249,000 to $25,368,000.

The changes in the main components of DTAs and DTLs are as follows (in thousands of dollars):


                                         Dec. 31, 2001  Jan 1, 2001   Change
                                         -----------------------------------
       Total deferred tax assets            $27,083      $ 23,838    $ 3,245
       Total deferred tax liabilities             4             3          1
                                            --------------------------------
       Net deferred tax asset (liability)   $27,079      $ 23,835      3,244
                                            =====================
       Change in tax effect of unrealized
         gains (losses)                                               (2,520)
                                                                     -------
       Change in net deferred income tax                             $   724
                                                                     =======

                           CANADA LIFE INSURANCE COMPANY OF AMERICA
                            NOTES TO STATUTORY FINANCIAL STATEMENTS
                                       December 31, 2001

NOTE E

Federal Income Taxes. (continued)

The Company's income tax expense and change in deferred taxes differs from the amount obtained by applying the federal statutory rate of 35% to net gain from operations. The significant differences are as follows (in thousands of dollars):

                                                                      Year
                                                                      ended
                                                                     Dec 31,
                                                                      2001
                                                                     -------
Provision computed at statutory rate of 35% on operating income      $8,334
Amortization of IMR                                                    (146)
Dividend Received Deductions                                            (11)
Other                                                                  (437)
                                                                     ------
  Total incurred taxes excluding capital gains                       $7,740
                                                                     ======

Federal income taxes incurred on operating income                    $8,464
Change in net deferred income taxes                                    (724)
                                                                     ------
Total incurred taxes excluding capital gains                         $7,740
                                                                     ======

The statutory federal income tax provision amount at the statutory rate of 35%, for the years ended December 31, 2000 and 1999 (prior to the adoption of codification), differs from the effective tax provision amount (excluding tax on capital gains) as follows (in thousands of dollars):

                                                           2000        1999
----------------------------------------------------------------------------
Computed income taxes at statutory rate                   $7,934      $7,063
Increase (decrease) in income taxes resulting from:
  Policyholder dividends                                      --        (403)
  Change in nonadmitted interest                              --          --
  Amortization of interest maintenance reserve              (121)       (270)
  Amortization of prior year change in reserves             (609)       (609)
  Accrual of bond discount                                  (352)        (85)
  Actuarial reserves                                        (238)       (536)
  Deferred acquisition cost tax                              481        (766)
  Bad debt on mortgages                                       --          (4)
  Futures (losses) gains                                     190      (1,761)
  Mortgage prepayment penalties                             (107)         --
  Other                                                       58      (1,036)
----------------------------------------------------------------------------
Federal income taxes                                      $7,236      $1,593
============================================================================

At December 31, 2001 and 2000, current federal income taxes (payable) receivable were $(1,351,000) and $140,000, respectively.

At December 31, 2001 the Company had $0 of operating loss carry forwards.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                December 31, 2001

NOTE E

Federal Income Taxes (continued).

Income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses are $7,783,000, $13,131,000 and $6,433,000 for 2001, 2000 and 1999 respectively.


NOTE F

Reinsurance. Various reinsurance agreements exist between the Company and CLA. The effect of the agreements is to have the Company assume certain existing and future insurance and annuity business of CLA. Except for variable universal life policies, variable annuity contracts and institutional investment products issued, all premiums for insurance and annuity considerations and benefit expenses recorded for the years ended December 31, 2001, 2000 and 1999 were the result of the coinsurance agreements. Additionally, the Company maintains a funds withheld coinsurance treaty under which certain annuity risks are ceded to Crown Life Insurance Company of Canada and a modified coinsurance treaty whereby certain variable universal life insurance risks are ceded to First Allmerica Financial Life Insurance Company.

At December 31, 2001 and 2000, the payable to reinsurers under these agreements, is as follows (in thousands of dollars):

                                                    2001         2000
----------------------------------------------------------------------
CLA                                               $ 10,102    $ 20,955
First Allmerica Financial Life Insurance Company       207          -
                                                  --------------------
Total reinsurance balances                        $ 10,309    $ 20,955
                                                  ====================


The effect of reinsurance on premiums and annuity considerations earned for years ended December 31 follow (in thousands of dollars):

                                               2001          2000        1999
-------------------------------------------------------------------------------
Direct premiums                              $ 71,861      $ 71,057    $ 95,430
Premiums assumed from CLA                     273,829       117,320     143,806
Premiums ceded                                 (2,795)       (1,242)       (561)
-------------------------------------------------------------------------------
Net premiums and annuity considerations      $342,895      $187,135    $238,675
-------------------------------------------------------------------------------


NOTE G

Related Party Transactions. In addition to the coinsurance agreements mentioned above, CLA has a cost allocation arrangement based on generally accepted accounting principles with CLICA. For the years ended December 31, 2001, 2000 and 1999, these allocated costs amounted to $12,662,000, $9,112,000, and $7,755,000, respectively.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                December 31, 2001

NOTE G

Related Party Transactions (continued).

At December 31, 2001 and 2000, the amounts receivable and payable to CLA and affiliates, which include outstanding administrative expenses, are as follows (in thousands of dollars):

                                                             2001        2000
------------------------------------------------------------------------------
Total Receivable                                           $    43     $    44
Total Payable                                               (4,042)     (2,898)
------------------------------------------------------------------------------
Net Payable                                                $(3,999)    $(2,854)
==============================================================================


NOTE H

Separate Accounts. The Company's non-guaranteed separate accounts represent primarily funds invested in variable annuity policies issued by the Company. The assets of these funds are invested in shares of either eight unaffiliated management investment companies, or, prior to July 2000, in funds managed by CL Capital Management, Inc., an investment management subsidiary.

Premiums or deposits for years ended December 31, 2001, 2000 and 1999 were $60,864,000, $59,488,000 and $92,103,000, respectively. Total reserves were
$491,717,000 and $538,898,000 at December 31, 2001 and 2000, respectively. All reserves were subject to discretionary withdrawal, at fair value, with a surrender charge of up to 6%.

A reconciliation of the amounts transferred to and from the Separate Accounts for years ended December 31 is presented below (in thousands of dollars):

                                                         2001            2000             1999
-------------------------------------------------------------------------------------------------
Transfers as reported in the Summary of
  Operations of the Separate Accounts
  statement:
   Transfers to Separate Accounts                     $ 60,864        $  59,488         $  92,103
   Transfers from Separate Accounts                    (64,083)         (90,514)         (108,031)
-------------------------------------------------------------------------------------------------
Net transfers from Separate Accounts                    (3,219)         (31,026)          (15,928)

Reconciling adjustments:
   Net policyholder transactions                         2,010              421              541
-------------------------------------------------------------------------------------------------
Transfers as reported in the Summary of Operations
  of the Life, Accident & Health annual statement    $  (1,209)        $(30,605)        $ (15,387)
=================================================================================================

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                December 31, 2001

NOTE I

Annuity Reserves and Deposit Fund Liabilities. CLICA's withdrawal characteristics for annuity reserves and deposit fund liabilities at December 31 are summarized as follows (in thousands of dollars):

                                                      Amount                Percent of Total
                                               ----------------------      -----------------
                                                  2001        2000          2001       2000
--------------------------------------------------------------------------------------------
Subject to discretionary withdrawal:
  With market value adjustment                 $ 231,026   $  111,377       10.4%       5.4%
  At book value less surrender charge of
    5% or more                                   157,100      178,965        6.5%       8.6%
--------------------------------------------------------------------------------------------
Subtotal                                         388,126      290,342       16.9%      14.0%
Subject to discretionary withdrawal
  without adjustment at book value
  (minimal or no charge or adjustment)           118,592       97,938        5.3%       4.7%
 Not subject to discretionary withdrawal       1,496,367    1,684,995       67.2%      81.3%
Structured settlement                            235,862          --        10.6%       --
--------------------------------------------------------------------------------------------
Total (gross)                                  2,238,947    2,073,275      100.0%     100.0%
Less: reinsurance ceded                            2,800        2,313
                                              -----------------------
Net annuity reserves and deposit fund
  liabilities                                 $2,236,147   $2,070,962
                                              =======================

A reconciliation to the Life & Accident & Health Annual Statement net annuity reserves and deposit fund liabilities at December 31, 2001 is as follows (in thousands of dollars):

Exhibit 8, Section B, Total (net)                                 $ 1,728,394
Exhibit 8, Section C, Total (net)                                      10,911
Exhibit 8, Section G, Total Lines 070001 and 070002                    11,491
Exhibit 10, Column 1, Line 14                                         484,988
Exhibit 11, Column 4, Line 3.4                                            363
                                                                  -----------
Total                                                             $ 2,236,147
                                                                  ===========


NOTE J

Capital and Surplus. The Company has two classes of capital stock: redeemable preferred stock ($10.00 par value) and common stock ($10.00 par value), ranked in order of liquidation preference. The preferred shares have no interest rate assigned, are non-voting and are redeemable at the Company's election at a redemption price of $10.00 per share.

Under applicable Michigan insurance law, the Company is required to maintain a minimum unimpaired capital and surplus of $1,000,000 and additional surplus of $500,000. At December 31, 2001, unimpaired capital and surplus were $32,200,000 and $125,067,000 respectively.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                December 31, 2001

NOTE J

Capital and Surplus (continued).

The maximum amount of dividends which can be paid, by insurance companies domiciled in the State of Michigan, to shareholders without prior approval of the Insurance Commissioner is limited to an amount which (together with any other dividends or distributions made within the preceding 12 months) does not exceed the lesser of: (i) the insurer's earned surplus (excluding surplus arising from unrealized capital gains); or (ii) the greater of (a) 10% of the insurer's surplus or (b) its net gain from operations for the preceding year ended December 31. Statutory surplus at December 31, 2001 was $125,067,000. The maximum dividend payout which may be made without prior approval in 2002 is $0. Dividends are non-cumulative.

At December 31, 2001, the Company's capital and surplus exceeded the NAIC's "Risk Based Capital" requirements for life and health companies.


NOTE K

Fair Value of Financial Instruments. The fair value of certain financial instruments along with their corresponding carrying values at December 31 follow (in thousands of dollars). As the fair value of all the Company's assets and liabilities is not presented, this information in the aggregate does not represent the underlying value of the Company.


                                              2001                            2000
                                     ------------------------        ------------------------
                                       Fair         Carrying            Fair         Carrying     Valuation
                                      Value           Value             Value         Value         Method
-----------------------------------------------------------------------------------------------------------
Financial Assets
----------------
   Bonds                             1,499,622      1,465,356        $1,316,374    $1,325,626        1
   Common & preferred stocks
      excluding investment in
      subsidiaries                      15,093         15,093            17,842        17,842        1
   Mortgage loans                    1,015,493        919,350           973,391       891,694        2
   Interest rate swaps                   3,647          3,647             3,354             -        3
   Futures                               2,759          2,759               502           502        3

Financial Liabilities
---------------------
   Investment-type
      insurance contracts              495,195        504,969           373,946       373,436        4


1. Fair values are based on publicly quoted market prices at the close of trading on the last business day of the year. In cases where publicly quoted prices are not available, fair values are based on estimates using values obtained from independent pricing services, or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                December 31, 2001

NOTE K

Fair Value of Financial Instruments (continued).

2. Fair values are estimated using discounted cash flow analysis based on interest rates currently being offered for similar credit ratings.

3. Fair values for future contracts and interest rate swaps that have not settled are based on current settlement values.

4. Fair values for liabilities under investment-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.


NOTE L

Transfer and Servicing of Financial Assets.

The Company lends its own securities to increase portfolio returns. Lending activities are covered by the Investment Policy: borrowers must be approved by the Company, standards for collateral must be met, and aggregate collateral value must be maintained at a minimum of 102% of the fair value of the securities loaned. Securities on loan at December 31, 2001, amounted to $138,229,000 aggregated as follows (in thousands of dollars):

           Securities Description                                 Fair Value
           ----------------------                                 ----------
      US treasury strips                                          $  60,149
      US treasury bonds                                              20,096
      US treasury notes                                              29,361
      Other than US Treasury Securities                              28,623
                                                                  ---------
      Grand Total                                                 $ 138,229
                                                                  =========

The Company has no servicing assets or liabilities.


NOTE M

Contingencies. The Company has been named in various pending legal proceedings considered to be ordinary routine litigation incidental to the business of the Company. The Company believes contingent liabilities arising from litigation, income taxes and other matters will not have a material adverse effect on the Company's future results of operations or financial position.

                           PART II - OTHER INFORMATION

                                  UNDERTAKINGS

1. Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934,the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC theretofore or hereafter duly adopted pursuant to authority conferred in that section.

2.   Canada Life Insurance Company of America's By-Laws provide in Article II,
     Section 10 as follows:

     In addition to any indemnification to which a person may be entitled to under common law or otherwise, each person who is or was a director, an officer, or an employee of this Corporation, or is or was serving at the request of the Corporation as a director, an officer, a partner, a trustee, or an employee of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprises, whether profit or not, shall be indemnified by the Corporation to the fullest extent permitted by the laws of the State of Michigan as they may be in effect from time to time. This Corporation may purchase and maintain insurance on behalf of any such person against any liability asserted against and incurred by such person in any such capacity or arising out of his or her status as such, whether or not the corporation would have power to indemnify such person against such liability under the laws of the State of Michigan.

     In addition, Sections 5241 and 5242 of the Michigan Insurance Code generally provides that a corporation has the power ( and in some instances the obligation) to indemnify a director, officer, employee or agent of the corporation, or a person serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation or other entity (the "indemnities") against reasonably incurred expenses in a civil, administrative, criminal or investigative action, suit or proceeding if the indemnitee acted in good faith in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders or policyholders (or, in the case of a criminal action, if the indemnitee had no reasonable cause to believe his or her conduct was unlawful).

3. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions II-1 126 whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


                                 REPRESENTATIONS

Canada Life represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Canada Life.


                       CONTENTS OF REGISTRATION STATEMENT

This registration statement consists of the following papers and documents:

The facing sheet.


The prospectus consisting of 149 pages.

Undertakings.

Representations.

The signatures.

Written consent or opinion of the following persons:

Ernst & Young, LLP

The following exhibits: Exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2:

1.A.1. Certified resolutions of the board of directors of Canada Life Insurance Company of America establishing Canada Life of America Variable Life Account 1.(3)

1.A.2. None.

1.A.3.a. Form of Distribution Agreement between Canada Life Insurance Company of America, and Canada Life of America Financial Services, Inc.(6)

1.A.3.b. Form of Selling Agreement among Canada Life of America Financial Services, Inc., Canada Life Insurance Company of America and selling broker-dealers.(6)

1.A.4. Not Applicable.

1.A.5. Form of Contract. (3) II-2 127 1.A.5.a. Form of guaranteed death benefit rider.(6)

1.A.5.b. Form of disability waiver of payment rider.(6)

1.A.5.c. Form of term life insurance rider.(6) 1.A.5.d. Form of other insured term insurance rider.(6)

1.A.5.e. Form of accelerated death benefit option rider.(6)

1.A.6.a. Articles of Incorporation of Canada Life Insurance Company of
America.(1)

1.A.6.b. By-Laws of Canada Life Insurance Company of America.(1)

1.A.7. Not applicable.

1.A.8. Not applicable.

1.A.9. Not applicable.

1.A.10. Form of Contract Application.(3)

2. See Exhibits 1.A.

3. Opinion and consent of Counsel.(6)

4. Not applicable.

5. Not applicable.

6. Opinion and consent of Actuary.(6)

7. Consent of Independent Auditors.

8. Description of Canada Life Insurance Company of America's Issuance, Transfer and Redemption Procedures for Policies.(6)

9.  Powers of Attorney.(5)

10. (a) Participation Agreement Between Dreyfus Corporation and Canada Life Insurance Company of America(1)

    (b) Participation Agreement Between Montgomery Asset Management, L.P. and Canada Life Insurance Company of America(1)

    (c) Participation Agreement Between Fred Alger and Company, Inc. and Canada Life Insurance Company of America(1)

    (d) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Canada Life Insurance Company of America(2)

    (e) Participation Agreement Among Berger Institutional Products Trust and Canada Life Insurance Company of America(1)

    (f) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Canada Life Insurance Company of America(2)

    (g) Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and Canada Life Insurance Company of America(2)

    (h) Participation Agreement Among Berger Institutional Products Trust, Berger Associates, Inc. and Canada Life Insurance Company of America(2)

    (i) Participation Agreement Between Canada Life Insurance Company of America and The Dreyfus Socially Responsible Growth Fund, Inc.(2)

    (j) Participation Agreement Between Canada Life Insurance Company of America and Dreyfus Variable Investment Fund(2)

    (k) Amendment to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Canada Life Insurance Company of America(2)

    (l) Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Canada Life Insurance Company of America(2)

    (m) Amendment to Participation Agreement By and Among Canada Life Insurance Company of America and Montgomery Funds III and Montgomery Asset Management, L.P.(2)

    (n) Form of Participation Agreement By and Between Canada Life Insurance Company of America and GoldmanSachs, Inc.(4)

    (o) Amendment to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Canada Life Insurance Company of America(5)

    (p) Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Canada Life Insurance Company of America(5)

    (q) Amendment to Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and Canada Life Insurance Company of America(5)

    (r) Participation Agreement Among Berger Institutional Products Trust, Berger Associates, Inc. and Canada Life Insurance Company of America(5) II-3 128

    (s) Form of Product Development and Administrative Services Agreement between Canada Life Insurance Company of American and First Allmerica Financial Life Insurance Company.(6)

    (t) Form of Shareholder Servicing Agreement By and Between Seligman Advisors, Inc. and Canada Life Insurance Company of America

    (u) Amendment to Buy-Sell Agreement By and Among Seligman Portfolios, Inc., J.& W. Seligman & Co. Incorporated and Canada Life Insurance Company of America (7)

    (v) Participation Agreement Among Canada Life Insurance Company of America, ProFunds and ProFunds Advisor LLC (8)

27.  Not applicable.

------------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 13 to the registration statement on Form N-4 (File No. 33-28889), filed on April 20, 1997.

(2) Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 (File No. 33-28889), filed on April 30, 1998.

(3) Incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-90449), filed on November 5, 1999.

(4) Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (File No. 33-28889), filed on April 30, 1999.

(5) Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4 (File No. 33-28889), filed on April 28, 2000.

(6) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-90449), filed on May 3, 2000.

(7) Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (File No. 33-28889), filed on April 30, 2001. II-4 129.

(8) Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 (File No. 33-28889), filed on October 23, 2001.

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant

                                              PERCENT OF                   PRINCIPAL
NAME                                         JURISDICTION           VOTING SECURITIES OWNED                     BUSINESS
----                                         ------------           -----------------------                     --------
Canada Life Financial                        Canada                 Publicly held                               Insurance
Corporation                                                                                                     holding company

The Canada Life Assurance                    Canada                 Ownership of all voting securities          Life and Health
Company                                                             through Canada Life Financial Corporation   Insurance

Canada Life Insurance                        New York               Ownership of all voting securities          Life and Health
Company of New York                                                 through The Canada Life Assurance Company   Insurance

Adason Properties Limited                    Canada                 Ownership of all voting securities          Property
                                                                    through The Canada Life Assurance           Management
                                                                    Company

Canada Life Irish Operations                 England                Ownership of all voting securities          Life and Health
Limited                                                             through Canada Life Limited                 Insurance

Canada Life Mortgage                         Canada                 Ownership of all voting securities          Mortgage
Services Ltd.                                                       through The Canada Life Assurance           Portfolios
                                                                    Company

CLASSCO Benefit Services                     Canada                 Ownership of all voting securities          Administrative
Limited                                                             through The Canada Life Assurance           Services
                                                                    Company

The Canada Life Assurance                    Rep. of Ireland        Ownership of all voting securities          Life and Health
Company of Ireland Limited                                          through Canada Life Irish Holding           Insurance
                                                                    Company Limited

F.S.D. Investments Limited                   Rep. of Ireland        Ownership of all voting securities          Unit Fund Sales
                                                                    through Canada Life Assurance               and Management
                                                                    (Ireland) Limited

Canada Life Insurance                        Michigan               Ownership of all voting securities          Life and Health
Company of America                                                  through The Canada Life Assurance           Insurance and
                                                                    Company                                     Annuities

Canada Life of America                       Georgia                Ownership of all voting securities          Broker Dealer
Financial Services Inc.                                             through Canada Life Insurance
                                                                    Company of America

                                              PERCENT OF                   PRINCIPAL
NAME                                         JURISDICTION           VOTING SECURITIES OWNED                     BUSINESS
----                                         ------------           -----------------------                     --------
Adason Realty Ltd.                           Canada                 Ownership of all voting securities          Realtor
                                                                    through Adason Properties Limited

Canada Life Pension &                        Rep. of Ireland        Ownership of all voting securities          Life Assurance
Annuities (Ireland) Limited                                         through Canada Life Assurance
                                                                    (Ireland) Limited

CLAI Limited                                 Rep. of Ireland        Ownership of all voting securities          Holding, Service,
                                                                    through Canada Life Irish Holding           Management and
                                                                    Company Limited                             Investment Company

Canada Life Assurance                        Rep. of Ireland        Ownership of all voting securities          Life Insurance,
(Ireland) Limited                                                   through Canada Life Irish Holding           Pension, and
                                                                    Company Limited                             Annuity

CL Capital Management, Inc.                  Georgia                Ownership of all voting securities          Investment
                                                                    through Canada Life Insurance               Advisor
                                                                    Company of America

Canada Life Capital                          Canada                 Ownership of all voting securities          External
Corporation Inc.                                                    through The Canada Life Assurance           Sources of
                                                                    Company                                     Capital

Canada Life Securing                         Canada                 Ownership of all voting securities          Holding Company
Corporation Inc.                                                    through 587443 Ontario, Inc.

The Canada Life Group (U.K.)                 England                Ownership of all voting securities          Holding Company
Limited                                                             through Canada Life International
                                                                    Holdings Limited

Canada Life Holdings (U.K.)                  England                Ownership of all voting securities          Holding Company
Limited                                                             through Canada Life (U.K.) Limited

Canada Life Limited                          England                Ownership of all voting securities          Life and Health
                                                                    through The Canada Life Group (U.K.)        Insurance
                                                                    Limited

Canada Life Insurance Company of             Puerto Rico            Ownership of all voting securities          Life and Disability
Puerto Rico, Inc.                                                   through Canada Life International           Insurer and
                                                                    Holdings Limited                            Reinsurer


Canada Life Securities, Inc.                 Canada                 Ownership of all voting securities          Securities Dealer
                                                                    through The Canada Life Assurance
                                                                    Company

Canadian Worksite Marketing Group, Inc.      Canada                 Ownership of all voting securities          Managing General
                                                                    through The Canada Life Assurance           Agent
                                                                    Company

                                              PERCENT OF                   PRINCIPAL
NAME                                         JURISDICTION           VOTING SECURITIES OWNED                     BUSINESS
----                                         ------------           -----------------------                     --------
Canada Life Management (U.K.) Limited        England                Ownership of all voting securities          Unit Trust Sales &
                                                                    through Canada Life (U.K.) Limited          Management

Canada Life Group Services                   England                Ownership of all voting securities          Administrative
(U.K.) Limited                                                      through Canada Life (U.K.) Limited          Services

Canada Life Trustee Services                 England                Ownership of all voting securities          Trustee Services
(U.K.) Limited                                                      through The Canada Life Group (U.K.)
                                                                    Limited

587443 Ontario, Inc.                         Canada                 Ownership of all voting securities          Holding Company
                                                                    through The Canada Life Assurance
                                                                    Company

Canada Life International RE LTD.            Canada                 Ownership of all voting securities          Reinsurance Company
                                                                    through Canada Life International
                                                                    Holdings LTD.

Canada Life Ireland Holdings Limited         Ireland                Ownership of all voting securities          Holding Company
                                                                    through Canada Life Irish Operations
                                                                    Limited

Canada Life (U.K.) Limited                   England                Ownership of all voting securities          Holding Company
                                                                    through Canada Life Limited

Canada Life Services (U.K.) Limited          England                Ownership of all voting securities          Administrative
                                                                    through Canada Life (U.K.) Limited          Services

Canada Life International Limited            England                Ownership of all voting securities          Unit Investment
                                                                    through Canada Life (U.K.) Limited          Products

Albany Life Assurance Company Limited        England                Ownership of all voting securities          Unit Life and
                                                                    through Canada Life (U.K.) Limited          Pension Insurance

Canada Life Pension Managers                 England                Ownership of all voting securities          Trustee Services
& Trustees Limited                                                  through Canada Life (U.K.) Limited

Pelican Food Services Limited                Canada                 Ownership of all voting securities          Food service
                                                                    through the Canada Life Assurance
                                                                    Company

Copia Investors Limited                      England                Ownership of all voting securities          Asset Management
                                                                    through The Canada Life Group (U.K.)
                                                                    Limited

Copia Property Limited                       England                Ownership of all voting securities          Property Managers
                                                                    through The Canada Life Group (U.K.)
                                                                    Limited

Canada Life Fund Managers (U.K.)             England                Ownership of all voting securities          Fund Manager
Limited                                                             through Canada Life (U.K.) Limited

Canada Life Irish Holding                    Ireland                Ownership of all voting securities          Holding Company
Company Limited                                                     through Canada Life International
                                                                    Holdings LTD.

                                              PERCENT OF                   PRINCIPAL
NAME                                         JURISDICTION           VOTING SECURITIES OWNED                     BUSINESS
----                                         ------------           -----------------------                     --------

Canada Life Management Services Limited      Ireland                Ownership of all voting securities          Management Services
                                                                    through Canada Life Irish Holdings
                                                                    Company Limited

Canada Life Assurance Europe                 Ireland                Ownership of all voting securities          Life Assurance and
Limited                                                             through Canada Life Irish Holding           Pension
                                                                    Company Limited

Setanta Asset Management                     Ireland                Ownership of all voting securities          Asset Management
Limited                                                             through Canada Life Irish Holding
                                                                    Company Limited

Kanetix Ltd.                                 Canada                 Ownership of 98% of voting securities       Distribution
                                                                    through The Canada Life Assurance Company   Services

Canada Life Brasil Ltda.                     Brazil                 Ownership of all voting securities          Distribution
                                                                    through The Canada Life Assurance Company   Services

Canada Life Previdencia E Segures            Brazil                 Ownership of all of voting securities       Distribution
S.A.                                                                through Canada Life Brasil Ltda.            Services

Canada Life Financial Distribution           Canada                 Ownership of all voting securities          Distribution
Services Inc.                                                       through The Canada Life Assurance Company   Services

Canada Life International Holdings LTD.      Canada                 Ownership of all voting securities          Holding Company
                                                                    through Canada Life Capital Corporation,
                                                                    Inc.

Georgia Nursing Homes, Inc.                  Georgia                Ownership of all voting Securities          Nursing Home
                                                                    through The Canada Life Assurance Company   Operator

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Canada Life of America Variable Life Account 1, has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Fulton County, State of Georgia, on this 29th day of April, 2002.

                                       CANADA LIFE OF AMERICA
                                       VARIABLE LIFE ACCOUNT 1 (Registrant)


                                       By:  CANADA LIFE INSURANCE
                                            COMPANY OF AMERICA (Depositor)


Attest: /s/ Craig R. Edwards           By: /s/ R. E. Beettam
        --------------------               -----------------
        Craig R. Edwards                   R. E. Beettam, Chairman


                                       CANADA LIFE INSURANCE
                                       COMPANY OF AMERICA


Attest: /s/ Craig R. Edwards           By: /s/ R. E. Beettam
        --------------------               -----------------
        Craig R. Edwards                   R. E. Beettam, Chairman



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated on the date(s) set forth below.

     Signature                       Title                           Date
     ---------                       -----                           ----

/s/ R. E. Beettam           Chairman & Director                   April 29, 2002
------------------------    (Principal Executive Officer)         --------------
R. E. Beettam


/s/ L. L. Ervin             Asst. VP, Controller &                April 29, 2002
------------------------    Asst. Treasurer                       --------------
L. L. Ervin                 (Principal Accounting Officer)

* /s/ S. J. Rulis           Director                              April 29, 2002
------------------------                                          --------------
S. J. Rulis


*/s/ H. Rachfalowski        Director                              April 29, 2002
------------------------                                          --------------
H. A. Rachfalowski


/s/ G. A. Petkau            Director & Financial V.P.             April 29, 2002
------------------------    (Principal Financial Officer)         --------------
G. A. Petkau


*/s/ S. H. Zimmerman        Director                              April 29, 2002
------------------------                                          --------------
S. H. Zimmerman


* By: /s/ R. E. Beettam
      ------------------
      R. E. Beettam

* Signed pursuant to power of attorney filed previously

EXHIBIT INDEX

Exhibit           Description of Exhibit
-------           ----------------------
10 (b)            Consent of Independent Auditors